Prospectus

J.P. Morgan International Equity Funds

Class A, Class C, Select Class, & Institutional Class Shares

March 1, 2016, as supplemented July 1, 2016

JPMorgan China Region Fund

Class/Ticker: A/JCHAX; C/JCHCX; Select/JCHSX

JPMorgan Emerging Economies Fund

Class/Ticker: A/JEEAX; C/JEECX; Select/JEESX

JPMorgan Emerging Markets Equity Fund

Class/Ticker: A/JFAMX; C/JEMCX; Select/JEMSX;
Institutional/JMIEX

JPMorgan Emerging Markets Equity Income Fund

Class/Ticker: A/JEMEX; C/JEMFX; Select/JEMYX

JPMorgan Global Unconstrained Equity Fund

Class/Ticker: A/JFUAX; C/JFECX; Select/JMESX

JPMorgan International Equity Fund

Class/Ticker: A/JSEAX; C/JIECX; Select/VSIEX

JPMorgan International Equity Income Fund

Class/Ticker: A/JEIAX; C/JEICX; Select/JEISX

JPMorgan International Opportunities Fund

Class/Ticker: A/JIOAX; C/JIOCX; Select/JIOSX;
Institutional/JPIOX

JPMorgan International Research Enhanced Equity Fund

Class/Ticker: A/OEIAX; C/OIICX; Select/OIEAX

JPMorgan International Unconstrained Equity Fund

Class/Ticker: A/IUAEX; C/IUCEX; Select/IUESX

JPMorgan International Value Fund

Class/Ticker: A/JFEAX; C/JIUCX; Select/JIESX;
Institutional/JNUSX

JPMorgan Intrepid European Fund

Class/Ticker: A/VEUAX; C/VEUCX; Select/JFESX;
Institutional/JFEIX

JPMorgan Intrepid International Fund

Class/Ticker: A/JFTAX; C/JIICX; Select/JISIX;
Institutional/JFTIX

JPMorgan Latin America Fund

Class/Ticker: A/JLTAX; C/JLTCX; Select/JLTSX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan China Region Fund

Class/Ticker: A/JCHAX; C/JCHCX; Select/JCHSX

What is the goal of the Fund?

The Fund will seek long-term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 99 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees[1]	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.65	0.67	0.48
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.40 [2]	0.42 [2]	0.23
Acquired Fund Fees and Expenses	0.13	0.13	0.13

Total Annual Fund Operating Expenses[1]	2.03	2.55	1.61
Fee Waivers and Expense Reimbursements[3]	(0.35)	(0.37)	(0.18)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[3]	1.68	2.18	1.43

1	As of July 1, 2015, the Fund’s advisory fee was reduced, therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect this current fees.

2	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of Transfer Agency expenses among the classes as if they had been in effect during the most recent fiscal year.

3	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.55%, 2.05% and 1.30% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

MARCH 1, 2016	1

JPMorgan China Region Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	687	1,096	1,530	2,733
CLASS C SHARES ($)	321	758	1,322	2,858
SELECT CLASS SHARES ($)	146	490	859	1,896

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	687	1,096	1,530	2,733
CLASS C SHARES ($)	221	758	1,322	2,858
SELECT CLASS SHARES ($)	146	490	859	1,896

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 176% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in equity securities of companies in the China region or instruments that have similar economic characteristics. “Assets” means net assets, plus the amount of borrowings for investment purposes. A company in the China region is one: that is organized under the laws of, or has a principal office in the People’s Republic of China, including Hong Kong and Macau (China), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan.

The equity securities and other instruments that provide economic exposure to one or more equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, warrants and rights and participation notes.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The Fund is managed by the sub-adviser using an active investment management style which focuses on both an analysis of macro factors and bottom-up security selection. Given the sub-adviser’s belief that the direction of the economy and securities markets in the China region, particularly China and Hong Kong, are closely linked to macro factors such as government policies, global economic data, commodities prices and supply/demand dynamics, the sub-adviser’s investment approach involves in-depth discussions and thorough analysis on these macro factors. The output of these analyses and discussions will serve as the building blocks for its sector and security selection in individual countries.

In lieu of the limited public information available in the China region, the sub-adviser conducts internal research and analysis on both macro economic factors and security fundamentals, and relies less on third-party data. The sub-adviser’s decisions are made primarily through subjective analysis and insights the sub-adviser gathered through company meetings and communications conducted by the research analysts based in Shanghai, Hong Kong and Taipei. In addition, the sub-adviser has access to the financial skills and research capabilities of certain of the region’s established investment banks.

Security selection is also an important part of the subadviser’s investment process. In general, the sub-adviser covers approximately 75–80% of the investable universe of China region companies and updates stock views on a weekly basis. The security selection process is largely country specific, whereby individual research analysts have the responsibility to design and refine their security selection process to cope with the dynamic local factors and market conditions. Apart from analyzing the impact of macro factors such as government policies and global economic data on individual securities, there are also several common factors that the research analysts focus on, such as:

•	competitive dynamics
•	industry structures
•	cyclicality and evolution
•	growth

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

•	corporate governance
•	liquidity

In addition, research analysts particularly emphasize the following factors in security selection: sustainability of competitive advantage; high and/or expanding returns on equity; and earnings per share growth.

Research analysts are encouraged to visit a wide range of companies across a variety of sectors, and it is from these company visits that the sub-adviser seeks to make qualitative assessments of the relative growth prospects of the companies concerned and their strategies to create shareholder value. The sub-adviser analyzes industries in which companies operate, the competitive landscape as well as the management strategy to enhance competitive advantage and returns. As part of the investment process, the research analysts not only meet with some of the companies which fall within their core security coverage, but they also meet with some of their competitors, distributors, suppliers and other stakeholders in order to seek to obtain a complete analysis of the industry/company and other investment opportunities.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

China Region Risk. In additional to the risks listed under “Foreign Securities and Emerging Markets Risk” investments in China, Hong Kong and Taiwan are subject to legal, regulatory, monetary and economic risks. Investments involve political and legal uncertainties, currency fluctuations and currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by greater price volatility. China is dominated by the one-party rule of the Communist Party, and the Chinese government exercises significant control over China’s economic growth. Though Taiwan is not dominated

MARCH 1, 2016	3

JPMorgan China Region Fund (continued)

by one-party rule and employs a free market economy, Taiwan’s political and economic relationship with China, particularly the continuing disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan.

At times, there may be a high correlation among the Chinese and Taiwanese markets. Accordingly, because the Fund may invest a significant portion of its assets in these markets, it is subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a fund that is more broadly diversified geographically.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Structured Instrument Risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (“structured instruments”) are structured, synthetic instruments that generally attempt to replicate the performance of a particular equity or market (“reference assets”). There can be no assurance that structured instruments will trade at the same price or have the same value as the reference assets. In addition, structured instruments may be subject to transfer restrictions and may be illiquid or thinly traded and less liquid than other types of securities, which may also expose the Fund to risks of mispricing or improper valuation. Structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for repayment. Structured instruments also have the same risks associated with a direct investment in the reference assets.

Non-Diversified Fund Risk. Since the Fund is nondiversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

eight calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Golden Dragon Index (net of foreign withholding taxes) and the Lipper China Region Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	31.03%
Worst Quarter	3rd quarter, 2011	–27.67%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (since 2/28/07)
CLASS A SHARES
Return Before Taxes	(10.69)%	(0.36)%	3.51%
Return After Taxes on Distributions	(14.44)	(1.21)	3.06
Return After Taxes on Distributions and Sale of Fund Shares	(0.10)	0.27	3.18
CLASS C SHARES
Return Before Taxes	(7.18)	0.22	3.63
SELECT CLASS SHARES
Return Before Taxes	(5.48)	0.97	4.41
MSCI GOLDEN DRAGON INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(7.43)	1.16	4.11
LIPPER CHINA REGION FUNDS INDEX
(Reflects No Deduction for Taxes)	(3.59)	(0.57)	4.78

After-tax returns are shown only for the Class A Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-Adviser

JF International Management, Inc.

Portfolio Manager	Managed the Fund Since	Primary Title
Howard Wang	2007	Managing Director
Emerson Yip	2008	Managing Director

MARCH 1, 2016	5

JPMorgan China Region Fund (continued)

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Emerging Economies Fund

Class/Ticker: A/JEEAX; C/JEECX; Select/JEESX

What is the goal of the Fund?

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 99 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.85%	0.85%	0.85%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.74	0.62	0.46
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.49	0.37 [1]	0.21

Total Annual Fund Operating Expenses	1.84	2.22	1.31
Fee Waivers and Expense Reimbursements[2]	(0.49)	(0.37)	(0.21)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.35	1.85	1.10

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of Transfer Agency expenses among the classes as if they has been in effect during the most recent fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.35%, 1.85% and 1.10% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 5/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 5/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	665	1,028	1,425	2,532
CLASS C SHARES ($)	288	659	1,156	2,526
SELECT CLASS SHARES ($)	112	395	698	1,561

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	665	1,028	1,425	2,532
CLASS C SHARES ($)	188	659	1,156	2,526
SELECT CLASS SHARES ($)	112	395	698	1,561

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.

MARCH 1, 2016	7

JPMorgan Emerging Economies Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets companies and other investments that are tied economically to emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund is not constrained by capitalization or style limits and will invest across sectors. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may use exchange-traded futures for the efficient management of cash flows. The Fund may also use participation notes in the management of portfolio assets.

Investment Process: The adviser believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, the adviser adheres to a disciplined process for security selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe which the adviser uses to select securities. Securities held in the Fund that the adviser believes have become over-valued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for country and sector weights, number of securities held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger,

more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts, futures and participation notes may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Structured Instrument Risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (“structured instruments”) are structured, synthetic instruments that generally attempt to replicate the performance of a particular equity or market (“reference assets”). There can be no assurance that structured instruments will trade at the same price or have the same value as the reference assets. In addition, structured instruments may be subject to transfer restrictions and may be illiquid or thinly traded and less liquid than other types of securities, which may also expose the Fund to risks of mispricing or improper valuation. Structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for repayment. Structured instruments also have the same risks associated with a direct investment in the reference assets.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other

MARCH 1, 2016	9

JPMorgan Emerging Economies Fund (continued)

events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past seven calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes), and the Lipper Emerging Markets Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	33.70%
Worst Quarter	3rd quarter, 2011	–25.55%

AVERAGE ANNUAL TOTAL RETURN (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (since 2/28/08)
CLASS A SHARES
Return Before Taxes	(19.39)%	(6.74)%	(3.87)%
Return After Taxes on Distributions	(19.43)	(6.82)	(4.06)
Return After Taxes on Distributions and Sale of Fund Shares	(10.71)	(4.76)	(2.71)
CLASS C SHARES
Return Before Taxes	(16.33)	(6.21)	(3.69)
SELECT CLASS SHARES
Return Before Taxes	(14.67)	(5.50)	(2.96)
MSCI EMERGING MARKETS INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(14.92)	(4.81)	(2.45)
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	(14.50)	(4.23)	(2.48)

After-tax returns are shown only for the Class A Shares, and the after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Anuj Arora	2008	Executive Director
George Iwanicki, Jr.	2008	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	11

JPMorgan Emerging Markets Equity Fund

Class/Ticker:

A/JFAMX; C/JEMCX; Select/JEMSX; Institutional/JMIEX

What is the goal of the Fund?

The Fund seeks to provide high total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 99 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class	Institutional Class
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE	NONE
Other Expenses	0.63	0.58	0.48	0.31
Shareholder Service Fees	0.25	0.25	0.25	0.10
Remainder of Other Expenses	0.38	0.33	0.23	0.21

Total Annual Fund Operating Expenses	1.73	2.18	1.33	1.16
Fee Waivers and Expense Reimbursements [1]	(0.38)	(0.33)	(0.23)	(0.21)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements [1]	1.35	1.85	1.10	0.95

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.35%, 1.85%, 1.10% and 0.95% of the average daily net assets of Class A, Class C, Select Class and Institutional Class Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 5/31/17, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 5/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	655	1,006	1,381	2,429
CLASS C SHARES ($)	288	650	1,139	2,488
SELECT CLASS SHARES ($)	112	399	707	1,581
INSTITUTIONAL CLASS SHARES ($)	97	348	618	1,390

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	655	1,006	1,381	2,429
CLASS C SHARES ($)	188	650	1,139	2,488
SELECT CLASS SHARES ($)	112	399	707	1,581
INSTITUTIONAL CLASS SHARES ($)	97	348	618	1,390

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities and equity-related instruments that are tied economically to emerging markets. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. Securities and instruments tied economically to an emerging market include: (i) securities of issuers that are organized under the laws of an emerging markets country or that maintain their principal place of business in an emerging markets country; (ii) securities that are traded principally in an emerging market country; (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging markets country or that have at least 50% of their assets in an emerging market country; or (iv) securities or other instruments that expose the Fund to the economic fortunes and risks of one or more emerging market countries. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, warrants and rights, participation notes or other structured notes, and other instruments that provide economic exposure to one or more equity securities.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The adviser attempts to emphasize securities that it believes are undervalued, while underweighting or avoiding securities that appear to the adviser to be overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio managers are primarily responsible for implementing the recommendations of the research analysts, who make their recommendations based on the security ranking system described below.

Research analysts use their local expertise to identify, research, and rank companies according to their expected performance. Securities are assessed using a two-part analysis which considers both expected short-term price moves (security ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage creativity, considerable autonomy is given to research analysts at the stock idea generation stage of the process.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

MARCH 1, 2016	13

JPMorgan Emerging Markets Equity Fund (continued)

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Structured Instrument Risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (“structured instruments”), are structured, synthetic instruments that generally attempt to replicate the performance of a particular equity or market (“reference assets”). There can be no assurance that structured instruments will trade at the same price or have the same value as the reference assets. In addition, structured instruments may be subject to transfer restrictions and may be illiquid or thinly traded and less liquid than other types of securities, which may also expose the Fund to risks of mispricing or improper valuation. Structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for repayment. Structured instruments also have the same risks associated with a direct investment in the reference assets.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes) and the Lipper Emerging Markets Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class C Shares prior to the inception of Class C Shares is based on the performance of Class B Shares (all of which were converted to Class A Shares on 6/19/15). The actual returns of Class C Shares would have been similar to those shown because they had similar expenses to Class B Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	32.52%
Worst Quarter	4th quarter, 2008	–25.81%

MARCH 1, 2016	15

JPMorgan Emerging Markets Equity Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	(15.91)%	(4.60)%	3.86%
Return After Taxes on Distributions	(15.97)	(4.62)	3.82
Return After Taxes on Distributions and Sale of Fund Shares	(8.71)	(3.26)	3.22
CLASS A SHARES
Return Before Taxes	(20.58)	(5.99)	2.88
CLASS C SHARES
Return Before Taxes	(17.66)	(5.47)	2.92
SELECT CLASS SHARES
Return Before Taxes	(16.06)	(4.75)	3.69
MSCI EMERGING MARKETS INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(14.92)	(4.81)	3.61
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	(14.50)	(4.23)	3.22

After-tax returns are shown only for the Institutional Class Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Leon Eidelman	2013	Managing Director
Austin Forey	2005	Managing Director
Amit Mehta	2013	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels
For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Emerging Markets Equity Income Fund

Class/Ticker: A/JEMEX; C/JEMFX; Select/JEMYX

What is the goal of the Fund?

The Fund seeks to provide both current income and long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 99 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	9.28	10.28	9.31
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	9.03	10.03	9.06

Total Annual Fund Operating Expenses	10.53	12.03	10.31
Fee Waivers and Expense Reimbursements[2]	(8.98)	(9.98)	(9.01)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.55	2.05	1.30

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of Transfer Agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.55%, 2.05% and 1.30% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE
	1 Year	3 Years	5 Years	10 years
CLASS A SHARES ($)	674	2,626	4,368	7,946
CLASS C SHARES ($)	308	2,514	4,507	8,386
SELECT CLASS SHARES ($)	132	2,159	3,975	7,738

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	674	2,626	4,368	7,946
CLASS C SHARES ($)	208	2,514	4,507	8,386
SELECT CLASS SHARES ($)	132	2,159	3,975	7,738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

MARCH 1, 2016	17

JPMorgan Emerging Markets Equity Income Fund (continued)

During the Fund’s most recent fiscal period (December 12, 2014 through October 31, 2015), the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities of emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging markets; or where at least 50% of the assets of which are located in emerging markets. Generally, the Fund intends to focus on dividend yielding equity and equity-like securities.

For purposes of the policy above, the Fund may invest in equity-like securities of emerging market companies by purchasing structured notes, such as participation notes. The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The Fund may invest a substantial part of its assets in just one country.

The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, depositary receipts, convertible securities, warrants and rights, real estate investment trusts (REITs), trust or partnership interests, privately placed securities, and other instruments that have similar economic characteristics to equity securities, including certain structured notes, such as participation notes.

The Fund may also invest in equity or debt securities of any type of foreign or U.S. issuer.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may utilize currency forwards (including non-deliverable forwards) to reduce currency exposures, where practical, for the purpose of risk management. The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows.

Investment Process: The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity and equity-like securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns. The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Derivatives Risk. Derivatives, including forward currency contracts, futures and structured investments, including participation notes, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its currency exposure.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Structured Instrument Risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (“structured instruments”) are structured, synthetic instruments that generally attempt to replicate the performance of a particular equity or market (“reference assets”). There can be no assurance that structured instruments will trade at the same price or have the same value

MARCH 1, 2016	19

JPMorgan Emerging Markets Equity Income Fund (continued)

as the reference assets. In addition, structured instruments may be subject to transfer restrictions and may be illiquid or thinly traded and less liquid than other types of securities, which may also expose the Fund to risks of mispricing or improper valuation. Structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for repayment. Structured instruments also have the same risks associated with a direct investment in the reference assets.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Income Risk. The Fund’s ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of issuers held by the Fund could make it difficult for the Fund to provide a predictable level of income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risk of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past calendar year. The table shows average annual total return for the past one year and life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes) and the Lipper Emerging Markets Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorgan funds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2015	–0.55%
Worst Quarter	3rd quarter, 2015	–16.96%

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2015)
	Past 1 Year	Life of the Fund (since 12/12/14)
SELECT CLASS SHARES
Return Before Taxes	(21.93)%	(20.07)%
Return After Taxes on Distribution	(22.30)	(20.66)
Return After Taxes on Distribution And Sale of Fund Shares	(11.62)	(15.07)
CLASS A SHARES
Return Before Taxes	(26.23)	(24.23)
CLASS C SHARES
Return Before Taxes	(23.52)	(20.65)
MSCI Emerging Markets Index
(Net Of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(14.92)	(12.53)
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	(14.50)	(14.50)

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns show are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund since	Primary Title with Investment Adviser
Omar Negyal	2013	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	21

JPMorgan Global Unconstrained Equity Fund

Class/Ticker: A/JFUAX; C/JFECX; Select/JMESX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 99 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees[1]	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	7.01	8.84	6.61
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[2]	6.76	8.59	6.36
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses[1]	7.97	10.30	7.32
Fee Waivers and Expense Reimbursements[3]	(6.72)	(8.55)	(6.42)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[3]	1.25	1.75	0.90

1	As of December 1, 2014, the Fund’s advisory fee was reduced; therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent year, except that these expenses have been adjusted to reflect a reallocation of Transfer Agency expense among the classes as if they have been in effect during the most recent fiscal year.

3	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.25%, 1.75% and 0.90% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	2,166	3,598	6,822
CLASS C SHARES ($)	278	2,194	4,001	7,746
SELECT CLASS SHARES ($)	92	1,581	3,001	6,274

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	2,166	3,598	6,822
CLASS C SHARES ($)	178	2,194	4,001	7,746
SELECT CLASS SHARES($)	92	1,581	3,001	6,274

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 132% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund primarily invests in equity securities of global (U.S. and foreign) companies and is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country, including emerging markets. The Fund may at any time focus on companies of any particular capitalization sizes, sectors and/or locations.

Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States. The investments outside the United States will be invested in issuers located in both developed and emerging markets. Because of the unconstrained nature of the Fund, it may at times have significant exposure in emerging markets or in a particular country.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, participation notes and warrants and rights. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser selects securities for the Fund’s portfolio, using a bottom-up approach that includes a combination of proprietary investment research and individual security selection. This process generally looks for securities that the adviser believes are attractively valued, possess strong free cash flow and have the potential for continued growth opportunities. Stock ideas are generated by an extensive global network of locally based research analysts and managers and global sector specialists. Based on the input of this network, the adviser then selects its highest conviction securities for inclusion in the Fund. The adviser is largely unrestricted by capitalization, regional and sector limits, allowing it to construct a portfolio that focuses on the most attractive security opportunities regardless of the company’s size, location or its sector orientation.

The Fund may sell securities if the adviser’s conviction in a security changes, if the company’s fundamentals change, or if the adviser believes the security is no longer attractively valued. Investments may also be sold if certain political and economic events occur or if the adviser identifies a security that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met. The adviser has great flexibility in selecting investments because the Fund is unconstrained by capitalization, sector and style. This increased flexibility may present greater investment risk than a fund with more rigid investment restrictions because the success of the adviser’s portfolio selections is dependent upon a greater number of variables.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole,

MARCH 1, 2016	23

JPMorgan Global Unconstrained Equity Fund (continued)

such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Value Investing Risk. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Smaller companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short-term.

Derivatives Risk. Derivatives, including participation notes and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past four calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country World Index (net of foreign withholding taxes) and Lipper Global Multi-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	11.69%
Worst Quarter	3rd quarter, 2015	–10.31%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund Since 11/30/11
SELECT CLASS SHARES
Return Before Taxes	2.20%	11.37%
Return After Taxes on Distributions	(1.87)	7.97
Return After Taxes on Distributions and Sale of Fund Shares	3.22	8.13
CLASS A SHARES
Return Before Taxes	(3.49)	9.61
CLASS C SHARES
Return Before Taxes	0.28	10.50
MSCI ALL COUNTRY WORLD INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(2.36)	9.48
LIPPER GLOBAL MULTI-CAP CORE FUNDS INDEX
(Reflects No Deductions for Taxes)	(0.73)	10.02

After-tax returns are shown for only the Select Class Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Timothy Woodhouse	2014	Vice President
Sam Witherow	2015	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

MARCH 1, 2016	25

JPMorgan Global Unconstrained Equity Fund (continued)

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan,

in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Fund

Class/Ticker:

A/JSEAX; C/JIECX; Select/VSIEX

What is the goal of the Fund?

The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 99 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.80%	0.80%	0.80%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.54	0.51	0.39
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.29	0.26 [1]	0.14
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.60	2.07	1.20
Fee Waivers and Expense Reimbursements[2]	(0.29)	(0.26)	(0.14)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.31	1.81	1.06

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of Transfer Agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.31%, 1.81% and 1.06% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

MARCH 1, 2016	27

JPMorgan International Equity Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	651	977	1,324	2,302
CLASS C SHARES ($)	284	624	1,090	2,379
SELECT CLASS SHARES ($)	108	367	646	1,442

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	651	977	1,324	2,302
CLASS C SHARES ($)	184	624	1,090	2,379
SELECT CLASS SHARES ($)	108	367	646	1,442

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one region or country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Fund’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or

MARCH 1, 2016	29

JPMorgan International Equity Fund (continued)

frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	25.42%
Worst Quarter	3rd quarter, 2011	–20.43%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(2.48)%	2.56%	2.75%
Return After Taxes on Distributions	(2.75)	2.33	1.33
Return After Taxes on Distributions and Sale of Fund Shares	(0.87)	2.19	2.52
CLASS A SHARES
Return Before Taxes	(7.85)	1.22	1.95
CLASS C SHARES
Return Before Taxes	(4.26)	1.80	1.96
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(0.81)	3.60	3.03
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(3.21)	2.68	2.51

After-tax returns are shown only for the Select Class Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
James Fisher	1999	Managing Director
Thomas Murray	2004	Managing Director
Shane Duffy	2013	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	31

JPMorgan International Equity Income Fund

Class/Ticker: A/JEIAX; C/JEICX; Select/JEISX

What is the goal of the Fund?

The Fund seeks to provide both current income and long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 99 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees[1]	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.71	0.74	0.70
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.46	0.49	0.45
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses[1]	1.67	2.20	1.41
Fee Waivers and Expense Reimbursements[2]	(0.42)	(0.45)	(0.51)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.25	1.75	0.90

1	As of December 1, 2014, the Fund’s advisory fee was reduced; therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.25%, 1.75% and 0.90% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	985	1,347	2,364
CLASS C SHARES ($)	278	645	1,139	2,499
SELECT CLASS SHARES ($)	92	396	722	1,647

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	985	1,347	2,364
CLASS C SHARES ($)	178	645	1,139	2,499
SELECT CLASS SHARES ($)	92	396	722	1,647

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 238% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies and may invest any amount of its assets in emerging markets. Generally, the Fund intends to focus its investments in dividend yielding equity securities.

The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADS), convertible securities and warrants and rights.

The Fund may also invest up to 20% of its Assets in equity or debt securities of any issuer.

The Fund may utilize currency forwards to reduce currency exposures, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

The Fund may invest in securities denominated in any currency. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives as noted above.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns.

The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

MARCH 1, 2016	33

JPMorgan International Equity Income Fund (continued)

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its currency exposure.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Income Risk. The Fund’s ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of issuers held by the Fund could make it difficult for the Fund to provide a predictable level of income. Given the historically low interest rate environment, risks associated with rising rates are heightened.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover,

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

higher transaction costs, and the possibility of increased capital gains, including short term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past four calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Equity Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	8.28%
Worst Quarter	3rd quarter, 2015	–7.17%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund (since 2/28/11)
SELECT CLASS SHARES
Return Before Taxes	(0.75)%	4.67%
Return After Taxes on Distributions	(1.63)	3.83
Return After Taxes on Distributions and Sale of Fund Shares	0.70	3.81
CLASS A SHARES
Return Before Taxes	(6.25)	3.24
CLASS C SHARES
Return Before Taxes	(2.61)	3.86
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(0.81)	2.54
LIPPER INTERNATIONAL EQUITY INCOME FUNDS INDEX
(Reflects No Deduction for Taxes)	(7.27)	N/A

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

MARCH 1, 2016	35

JPMorgan International Equity Income Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
James Davidson	2014	Managing Director
Gerd Woort-Menker	2011	Managing Director
Georgina Perceval Maxwell	2016	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Opportunities Fund

Class/Ticker:

A/JIOAX; C/JIOCX; Select/JIOSX; Institutional/JPIOX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 99 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C		Select Class		Institutional Class
Management Fees	0.60%	0.60%		0.60%		0.60%
Distribution (Rule 12b-1) Fees	0.25	0.75		NONE		NONE
Other Expenses	0.58	0.49		0.42		0.23
Shareholder Service Fees	0.25	0.25		0.25		0.10
Remainder of Other Expenses	0.33	0.24	[1]	0.17	[1]	0.13

Total Annual Fund Operating Expenses	1.43	1.84		1.02		0.83
Fee Waivers and Expense Reimbursements[2]	(0.12)	NONE		NONE		NONE

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[2]	1.31	1.84		1.02		0.83

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of Transfer Agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.31%, 1.92%, 1.06% and 0.91% of the average daily net assets of Class A, Class C, Select Class and Institutional Class Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the

MARCH 1, 2016	37

JPMorgan International Opportunities Fund (continued)

Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	651	943	1,255	2,138
CLASS C SHARES ($)	287	579	995	2,159
SELECT CLASS SHARES ($)	104	325	563	1,248
INSTITUTIONAL CLASS SHARES ($)	85	265	460	1,025

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	651	943	1,255	2,138
CLASS C SHARES ($)	187	579	995	2,159
SELECT CLASS SHARES ($)	104	325	563	1,248
INSTITUTIONAL CLASS SHARES ($)	85	265	460	1,025

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, Singapore, the United Kingdom, and most of the countries of Western Europe and Hong Kong; emerging markets include most other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, privately placed securities and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and may seek to manage currency risk where appropriate through managing currency exposure.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and securities selection.

The adviser selects securities for the Fund’s portfolio using its own investment process to determine which companies it believes are most likely to provide high total return to shareholders. The adviser chooses what it believes to be the most attractive securities in each sector and builds the portfolio bottom up. Securities in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental security research is used to produce a ranking of companies in each industry group according to their relative value. The Fund’s adviser then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other

MARCH 1, 2016	39

JPMorgan International Opportunities Fund (continued)

events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class C Shares prior to the inception of Class C Shares is based on the performance of Class B Shares (all of which were converted to Class A Shares on 6/19/15). The actual returns of Class C Shares would have been similar to those shown because they had similar expenses to Class B Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	23.61%
Worst Quarter	3rd quarter, 2011	–21.67%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	0.80%	3.26%	3.53%
Return After Taxes on Distributions	0.78	2.99	3.18
Return After Taxes on Distributions and Sale of Fund Shares	0.68	2.70	2.89
CLASS A SHARES
Return Before Taxes	(4.97)	1.72	2.52
CLASS C SHARES
Return Before Taxes	(1.21)	2.30	2.55
SELECT CLASS SHARES
Return Before Taxes	0.59	3.09	3.33
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(0.81)	3.60	3.03
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(3.21)	2.68	2.51

After-tax returns are shown only for the Institutional Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Georgina Maxwell	2014	Managing Director
Jeroen Huysinga	2000	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels
For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	41

JPMorgan International Research Enhanced Equity Fund

Class/Ticker:

A/OEIAX; C/OIICX; Select/OIEAX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 99 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.20%	0.20%	0.20%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.55	0.57	0.40
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.30 [1]	0.32	0.15
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.01	1.53	0.61
Fee Waivers and Expense Reimbursements[2]	(0.41)	(0.43)	(0.26)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.60	1.10	0.35

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of Transfer Agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.60%, 1.10% and 0.35% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	583	791	1,016	1,661
CLASS C SHARES ($)	212	441	794	1,787
SELECT CLASS SHARES ($)	36	169	314	737

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	583	791	1,016	1,661
CLASS C SHARES ($)	112	441	794	1,787
SELECT CLASS SHARES ($)	36	169	314	737

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, depositary receipts, privately placed securities and real estate investment trusts (REITs).

The Fund seeks to outperform the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index1 (net of foreign withholding taxes) (the Index) over time while maintaining similar risk characteristics, including sector and geographic risks. In implementing its strategy, the Fund primarily invests in securities included within the universe of the Index. In addition, the Fund may also invest in securities not included within the Index.

Within each sector, the Fund may modestly overweight equity securities that it considers undervalued while modestly underweighting or not holding equity securities that appear overvalued. By emphasizing investment in equity securities that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility.

The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows. The Fund may invest in securities denominated in any currency and may from time to time hedge a portion of its foreign currency exposure using currency forwards.

Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, risk management techniques and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to what it believes to be their relative value. The adviser will ordinarily overweight securities which it deems to be attractive and underweight or not hold those securities which it believes are unattractive.

The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.

In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three foreign countries. However, the Fund may invest a substantial part of its assets in just one country.

1	MSCI EAFE Index and MSCI EAFE Gross Domestic Product (GDP) Index are registered service marks of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility,

MARCH 1, 2016	43

JPMorgan International Research Enhanced Equity Fund (continued)

expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into

European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Multi-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	26.81%
Worst Quarter	3rd quarter, 2011	–22.23%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	0.79%	3.12%	2.77%
Return After Taxes on Distributions	0.09	1.86	1.68
Return After Taxes on Distributions and Sale of Fund Shares	1.26	2.66	2.42
CLASS A SHARES
Return Before Taxes	(4.74)	1.76	1.96
CLASS C SHARES
Return Before Taxes	(0.97)	2.25	1.85
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(0.81)	3.60	3.03
LIPPER INTERNATIONAL MULTI-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(2.12)	3.39	3.87

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Demetris Georghiou	2014	Executive Director
Piera Elisa Grassi	2016	Executive Director
Ido Eisenberg	2014	Executive Director
James Cook	2014	Executive Director

MARCH 1, 2016	45

JPMorgan International Research Enhanced Equity Fund (continued)

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Unconstrained Equity Fund

Class/Ticker: A/IUAEX; C/IUCEX; Select/IUESX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 99 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	1.34	1.33	1.13
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	1.09	1.08	0.88
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	2.30	2.79	1.84
Fee Waivers and Expense Reimbursements[2]	(1.05)	(1.04)	(0.94)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.25	1.75	0.90

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of Transfer Agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.25%, 1.75% and 0.90% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

MARCH 1, 2016	47

JPMorgan International Unconstrained Equity Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	1,110	1,600	2,945
CLASS C SHARES ($)	278	767	1,382	3,043
SELECT CLASS SHARES ($)	92	487	908	2,081

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	1,110	1,600	2,945
CLASS C SHARES ($)	178	767	1,382	3,043
SELECT CLASS SHARES($)	92	487	908	2,081

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund primarily invests in the equity securities of foreign companies, including those in emerging markets, and is generally unconstrained by any particular capitalization, style or sector and may invest in any foreign country. While the Fund is generally unconstrained within its equity universe, it currently intends to focus on investing in mid to large capitalization companies in a diversified group of sectors and foreign countries. The Fund may deviate from its current intention, including by focusing on particular capitalization sizes, styles, sectors and/or foreign countries.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets plus borrowings for investment purposes. The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

The adviser will generally seek to diversify the Fund’s portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives as noted directly below.

The Fund may utilize currency forwards to reduce currency deviations relative to its primary benchmark, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser, utilizing the insights of its global sector specialists, seeks to identify companies that it believes are attractively valued relative to the long-term growth they can achieve. The adviser identifies these companies through internal research and by subjecting them to a disciplined set of growth, valuation and quality criteria. Companies that display attractive growth and valuation characteristics and for which the growth is believed to be sustainable will be considered candidates for purchase. Conversely, companies become candidates for sale if the expected growth is believed to be at risk or when valuations are no longer attractive.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met. The adviser has great flexibility in selecting investments because the Fund is unconstrained by capitalization, sector and style. This increased flexibility may present greater investment risk than a fund with more rigid investment restrictions because the success of the adviser’s portfolio selections is dependent upon a greater number of variables.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, the value of your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The Fund may invest a substantial portion of its assets in emerging market countries. These risks are magnified in countries in “emerging markets”. Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result,

the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Smaller companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short-term.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or

MARCH 1, 2016	49

JPMorgan International Unconstrained Equity Fund (continued)

frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares for the past four calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country World Index, Ex-U.S. (net of foreign withholding taxes) and the Lipper International Large Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	14.32%
Worst Quarter	3rd quarter, 2015	–11.43%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund (since 11/30/11)
SELECT CLASS SHARES
Return Before Taxes	2.19%	8.45%
Return After Taxes on Distributions	2.19	7.16
Return After Taxes on Distributions and Sale of Fund Shares	1.24	6.47
CLASS A SHARES
Return Before Taxes	(3.42)	6.75
CLASS C SHARES
Return Before Taxes	0.33	7.61
MSCI ALL COUNTRY WORLD INDEX, EX-U.S.
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes Except Foreign Withholding Taxes)	(5.66)	4.73
LIPPER INTERNATIONAL LARGE-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	(1.59)	6.87

After-tax returns are shown for only the Select Class Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Shane Duffy	2011	Managing Director
Tom Murray	2011	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	51

JPMorgan International Value Fund

Class/Ticker:

A/JFEAX; C/JIUCX; Select/JIESX; Institutional/JNUSX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 99 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class	Institutional Class
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE	NONE
Other Expenses	0.60	0.55	0.43	0.39
Shareholder Service Fees	0.25	0.25	0.25	0.10
Remainder of Other Expenses	0.35	0.30	0.18	0.29

Total Annual Fund Operating Expenses	1.45	1.90	1.03	0.99
Fee Waivers and Expense Reimbursements[1]	(0.10)	(0.05)	NONE	(0.04)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]	1.35	1.85	1.03	0.95

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.35%, 1.85%, 1.10% and 0.95% of the average daily net assets of Class A, Class C, Select Class and Institutional Class Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	655	950	1,267	2,161
CLASS C SHARES ($)	288	592	1,022	2,218
SELECT CLASS SHARES ($)	105	328	569	1,259
INSTITUTIONAL CLASS SHARES ($)	97	311	543	1,209

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	655	950	1,267	2,161
CLASS C SHARES ($)	188	592	1,022	2,218
SELECT CLASS SHARES ($)	105	328	569	1,259
INSTITUTIONAL CLASS SHARES ($)	97	311	543	1,209

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes), which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

The Fund’s sector weightings generally approximate those of the MSCI EAFE Value Index, although the Fund does not seek to mirror the index in its choice of individual securities. In choosing securities, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund’s management team then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	value characteristics such as low price-to-book and price-to-earnings ratios;

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

MARCH 1, 2016	53

JPMorgan International Value Fund (continued)

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this hedging strategy for its emerging markets currency exposure.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes) and the Lipper International Large-Cap Value Funds Average, an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper average includes the fees and expenses of the mutual funds included in the average. The performance of Class C Shares prior to the inception of Class C Shares is based on the performance of Class B Shares (all of which were converted to Class A Shares on 6/19/15) Shares. The actual returns of Class C Shares would have been similar to those shown because they had similar expenses to Class B Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	25.00%
Worst Quarter	3rd quarter, 2011	–22.00%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	(2.96)%	1.58%	2.50%
Return After Taxes on Distributions	(3.08)	1.23	1.93
Return After Taxes on Distributions and Sale of Fund Shares	(1.22)	1.50	2.11
CLASS A SHARES
Return Before Taxes	(8.43)	0.10	1.53
CLASS C SHARES
Return Before Taxes	(4.92)	0.67	1.57
SELECT CLASS SHARES
Return Before Taxes	(3.08)	1.44	2.34
MSCI EAFE VALUE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(5.68)	2.55	1.96
LIPPER INTERNATIONAL LARGE-CAP VALUE FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(2.53)	1.91	2.62

After-tax returns are shown only for the Institutional Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

MARCH 1, 2016	55

JPMorgan International Value Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Gerd Woort-Menker	2002	Managing Director
Demetris Georghiou	2016	Executive Director
Georgina Perceval Maxwell	2016	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels
For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Intrepid European Fund

Class/Ticker:

A/VEUAX; C/VEUCX; Select/JFESX; Institutional/JFEIX

What is the goal of the Fund?

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 99 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your Investment)
	Class A	Class C	Select Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class	Institutional Class
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE	NONE
Other Expenses	0.51	0.51	0.42	0.26
Shareholder Service Fees	0.25	0.25	0.25	0.10
Remainder of Other Expenses	0.26	0.26	0.17	0.16
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.42	1.92	1.08	0.92
Fee Waivers and Expense Reimbursements[1]	(0.01)	(0.01)	(0.01)	(0.01)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.41	1.91	1.07	0.91

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.50%, 2.00%, 1.25% and 1.00% of the average daily net assets of Class A, Class C, Select Class and Institutional Class Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

MARCH 1, 2016	57

JPMorgan Intrepid European Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	661	950	1,260	2,137
CLASS C SHARES ($)	294	602	1,036	2,242
SELECT CLASS SHARES ($)	109	342	595	1,316
INSTITUTIONAL CLASS SHARES ($)	93	292	508	1,130

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	661	950	1,260	2,137
CLASS C SHARES ($)	194	602	1,036	2,242
SELECT CLASS SHARES ($)	109	342	595	1,316
INSTITUTIONAL CLASS SHARES ($)	93	292	508	1,130

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 167% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may utilize exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser uses a bottom-up stock selection process that focuses on the value, quality and momentum characteristics to decide which securities to buy and sell.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Nether-lands, Norway, Portugal, Spain, Sweden, Switzerland, and the

United Kingdom, as well as other Western European countries which the adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund’s assets will usually be invested in a number of different Western European countries, the Fund may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller cap companies (mid cap and small cap companies). Smaller companies may be more volatile and vulnerable to economic, market and industry changes. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other

MARCH 1, 2016	59

JPMorgan Intrepid European Fund (continued)

events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index (net of foreign withholding taxes) and the Lipper European Region Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	23.96%
Worst Quarter	3rd quarter, 2008	–23.67%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(4.03)%	5.32%	4.24%
Return After Taxes on Distributions	(4.14)	5.15	3.52
Return After Taxes on Distributions and Sale of Fund Shares	(1.88)	4.37	3.43
CLASS C SHARES
Return Before Taxes	(0.22)	5.94	4.28
SELECT CLASS SHARES
Return Before Taxes	1.65	6.75	5.08
INSTITUTIONAL CLASS SHARES
Return Before Taxes	1.81	6.98	5.30
MSCI EUROPE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(2.84)	3.88	3.36
LIPPER EUROPEAN REGION FUNDS INDEX
(Reflects No Deduction for Taxes)	2.11	5.70	5.44

After-tax returns are shown only for the Class A Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
John Baker	2005	Managing Director
Jonathan Ingram	2007	Managing Director
Anis Lahlou—Abid	2012	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels
For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	61

JPMorgan Intrepid International Fund

Class/Ticker:

A/JFTAX; C/JIICX; Select/JISIX; Institutional/JFTIX

What is the goal of the Fund?

The Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 99 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class	Institutional Class
Management Fees[1]	0.60%	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE	NONE
Other Expenses	0.58	0.51	0.46	0.25
Shareholder Service Fees	0.25	0.25	0.25	0.10
Remainder of Other Expenses	0.33	0.26 [2]	0.21	0.15
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses[1]	1.44	1.87	1.07	0.86
Fee Waivers and Expense Reimbursements[3]	(0.19)	(0.12)	(0.17)	(0.01)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[3]	1.25	1.75	0.90	0.85

1	As of March 1, 2015, the Fund’s advisory fee was reduced; therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of Transfer Agency expenses among the classes as if they had been in effect during the most recent fiscal year.

3	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.25%, 1.75%, 0.90% and 0.85% of the average daily net assets of Class A, Class C, Select Class and Institutional Class Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	939	1,253	2,143
CLASS C SHARES ($)	278	576	1,000	2,181
SELECT CLASS SHARES ($)	92	323	574	1,290
INSTITUTIONAL CLASS SHARES ($)	87	273	476	1,060

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	939	1,253	2,143
CLASS C SHARES ($)	178	576	1,000	2,181
SELECT CLASS SHARES ($)	92	323	574	1,290
INSTITUTIONAL CLASS SHARES ($)	87	273	476	1,060

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of Western Europe and Hong Kong; emerging markets include most of the other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser adheres to a disciplined process for security selection and portfolio construction. A proprietary multifactor model is used to quantitatively rank securities in the Fund’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Fund that the adviser believes have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of securities held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors

MARCH 1, 2016	63

JPMorgan Intrepid International Fund (continued)

affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

years. The table compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Multi-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class C Shares is based on the performance of Class A Shares prior to the inception of Class C Shares. Actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares. The performance of Select Class Shares is based on the performance of Institutional Class Shares prior to the inception of Select Class Shares. Actual returns of Select Class Shares would have been lower than those shown because Select Class Shares have higher expenses than Institutional Class Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	24.67%
Worst Quarter	3rd quarter, 2011	–22.73%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	1.68%	3.75%	2.81%
Return After Taxes on Distributions	1.71	3.61	2.64
Return After Taxes on Distributions and Sale of Fund Shares	1.16	3.08	2.48
CLASS A SHARES
Return Before Taxes	(4.05)	2.14	1.76
CLASS C SHARES
Return Before Taxes	(0.27)	2.73	1.81
SELECT CLASS SHARES
Return Before Taxes	1.61	3.52	2.58
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(0.81)	3.60	3.03
LIPPER INTERNATIONAL MULTI-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(2.12)	3.39	3.87

After-tax returns are shown only for the Institutional Class Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Sandeep Bhargava	2005	Managing Director
Zenah Shuhaiber	2013	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels
For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

MARCH 1, 2016	65

JPMorgan Intrepid International Fund (continued)

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Latin America Fund

Class/Ticker: A/JLTAX; C/JLTCX; Select/JLTSX

What is the goal of the Fund?

The Fund will seek long-term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 99 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.83	0.85	0.65
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.58	0.60 [1]	0.40

Total Annual Fund Operating Expenses	2.08	2.60	1.65
Fee Waivers and Expense Reimbursements[2]	(0.53)	(0.55)	(0.35)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.55	2.05	1.30

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of Transfer Agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.55%, 2.05% and 1.30% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	674	1,094	1,539	2,769
CLASS C SHARES ($)	308	756	1,331	2,894
SELECT CLASS SHARES ($)	132	486	864	1,925

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	674	1,094	1,539	2,769
CLASS C SHARES ($)	208	756	1,331	2,894
SELECT CLASS SHARES ($)	132	486	864	1,925

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s

MARCH 1, 2016	67

JPMorgan Latin America Fund (continued)

performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in securities of Latin American issuers and other investments that are tied economically to Latin America. “Assets” means net assets, plus the amount of borrowings for investment purposes. Latin America includes, but is not limited to, Argentina, Brazil, Chile, Colombia, Ecuador, Guatemala, Mexico, Peru, Panama and Venezuela. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

The securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund’s adviser considers a number of factors to determine whether an investment is tied economically to Latin America including: the source of government guarantees (if any); the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country in Latin America or the Latin American region; and whether the investment is exposed to the economic fortunes and risks of a particular country in Latin America or the Latin American region.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America Index (net of foreign withholding taxes).

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The Fund may utilize currency forwards (including non-deliverable forwards) to reduce currency exposures, where practical, for the purpose of risk management.

Investment Process: The adviser focuses on active and fundamental research, relying less on published data and more on subjective analysis conducted primarily through company visits by locally-based research analysts.

In managing the Fund, the adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio manager is primarily responsible for implementing the recommendations of our research analysts, who make their recommendations based on the security ranking system. The ranking system considers factors that include an analysis of a variety of factors, including fundamental economic strength, valuation, earnings growth and quality of management.

The primary emphasis in selecting securities for the Fund is on bottom-up security research conducted by research analysts, while macro research is used as a framework for the analysis.

The Fund will sell securities if the adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation (in some cases substantial and prolonged), and unemployment rates generally characterize each economy. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of the Fund.

Governments of many Latin American countries exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability.

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Latin American securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including currency forwards may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Non-Diversified Fund Risk. Since the Fund is nondiversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to

MARCH 1, 2016	69

JPMorgan Latin America Fund (continued)

meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past eight calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America Index (net of foreign withholding taxes) and the Lipper Latin American Funds Average, an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper average includes the fees and expenses of the mutual funds included in the average. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	44.20%
Worst Quarter	4th quarter, 2008	–38.26%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (since 2/28/07)
CLASS A SHARES
Return Before Taxes	(35.06)%	(14.28)%	(3.25)%
Return After Taxes on Distributions	(35.21)	(14.35)	(3.59)
Return After Taxes on Distributions and Sale of Fund Shares	(19.65)	(9.94)	(2.34)
CLASS C SHARES
Return Before Taxes	(32.84)	(13.79)	(3.15)
SELECT CLASS SHARES
Return Before Taxes	(31.31)	(13.13)	(2.42)
MSCI EMERGING MARKETS LATIN AMERICA INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(31.04)	(14.41)	(2.60)
LIPPER LATIN AMERICAN FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(29.61)	(15.07)	(3.44)

After-tax returns are shown only for the Class A Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Luis Carrillo	2007	Managing Director
Sophie Bosch	2013	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	71

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

China Region Fund

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in equity securities of companies in the China region or instruments that have similar economic characteristics. “Assets” means net assets, plus the amount of borrowings for investment purposes. A company in the China region is one: that is organized under the laws of, or has a principal office in the People’s Republic of China, including Hong Kong and Macau (China), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan.

The equity securities and other instruments that provide economic exposure to one or more equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, warrants and rights and participation notes.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The Fund is managed by the sub-adviser using an active investment management style which focuses on both an analysis of macro factors and bottom-up security selection. Given the sub-adviser’s belief that the direction of the economy and securities markets in the China region, particularly China and Hong Kong, are closely linked to macro factors such as government policies, global economic data, commodities prices and supply/demand dynamics, the sub-adviser’s investment approach involves in-depth discussions and thorough analysis on these macro factors. The output of these analyses and discussions will serve as the building blocks for its sector and security selection in individual countries.

In lieu of the limited public information available in the China region, the sub-adviser conducts internal research and analysis on both macro economic factors and security fundamentals,

and relies less on third-party data. The sub-adviser’s decisions are made primarily through subjective analysis and insights the sub-adviser gathered through company meetings and communications conducted by the research analysts based in Shanghai, Hong Kong and Taipei. In addition, the sub-adviser has access to the financial skills and research capabilities of certain of the region’s established investment banks.

Security selection is also an important part of the subadviser’s investment process. In general, the sub-adviser covers approximately 75–80% of the investable universe of China region companies and updates stock views on a weekly basis. The security selection process is largely country specific, whereby individual research analysts have the responsibility to design and refine their security selection process to cope with the dynamic local factors and market conditions. Apart from analyzing the impact of macro factors such as government policies and global economic data on individual securities, there are also several common factors that the research analysts focus on, such as:

•	competitive dynamics

•	industry structures

•	cyclicality and evolution

•	growth

•	corporate governance

•	liquidity

In addition, research analysts particularly emphasize the following factors in security selection: sustainability of competitive advantage; high and/or expanding returns on equity; and earnings per share growth.

Research analysts are encouraged to visit a wide range of companies across a variety of sectors, and it is from these company visits that the sub-adviser seeks to make qualitative assessments of the relative growth prospects of the companies concerned and their strategies to create shareholder value. The sub-adviser analyzes industries in which companies operate, the competitive landscape as well as the management strategy to enhance competitive advantage and returns. As part of the investment process, the research analysts not only meet with some of the companies which fall within their core security coverage, but they also meet with some of their competitors, distributors, suppliers and other stakeholders in order to seek to obtain a complete analysis of the industry/company and other investment opportunities.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available.

The Fund is non-diversified.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Emerging Economies Fund

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets companies and other investments that are tied economically to emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, and warrants and rights.

The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund is not constrained by capitalization or style limits and will invest across sectors. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may use exchange-traded futures for the efficient management of cash flows. The Fund may also use participation notes in the management of portfolio assets.

Investment Process: The adviser believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe which the adviser uses to select securities. Securities held in the Fund that the adviser believes have become over-valued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for country and sector weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

Emerging Markets Equity Fund

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities and equity-related instruments that are tied economically to emerging markets. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. Securities and instruments tied economically to an emerging market include: (i) securities of issuers that are organized under the laws of an emerging markets country or that maintain their principal place of business in an emerging markets country; (ii) securities that are traded principally in an emerging market country; (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging markets country or that have at least 50% of their assets in emerging market countries; or (iv) securities or other instruments that expose the Fund to the economic fortunes and risks of one or more emerging market countries. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, warrants and rights, participation notes or other structured notes, and other instruments that provide economic exposure to one or more equity securities.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The adviser attempts to emphasize securities that it believes are undervalued, while underweighting or avoiding securities that appear to the adviser to be overvalued.

MARCH 1, 2016	73

More About the Funds (continued)

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio managers are primarily responsible for implementing the recommendations of the research analysts, who make their recommendations based on the security ranking system described below.

Research analysts use their local expertise to identify, research, and rank companies according to their expected performance. Securities are assessed using a two-part analysis which considers both expected short-term price moves (security ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage creativity, considerable autonomy is given to research analysts at the stock idea generation stage of the process.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

Emerging Markets Equity Income Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities of emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging markets; or where at least 50% of the assets of which are located in emerging markets. Generally, the

Fund intends to focus on dividend yielding equity and equity-like securities.

For purposes of the policy above, the Fund may invest in equity-like securities of emerging market companies by purchasing structured notes, such as participation notes. The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The Fund may invest a substantial part of its assets in just one country.

The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, depositary receipts, convertible securities, warrants and rights, real estate investment trusts (REITs), trust or partnership interests, privately placed securities, and other instruments that have similar economic characteristics to equity securities, including certain structured notes, such as participation notes.

The Fund may also invest in equity or debt securities of any type of foreign or U.S. issuer.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may utilize currency forwards (including non-deliverable forwards) to reduce currency exposures, where practical, for the purpose of risk management. The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows.

Investment Process: The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity and equity-like securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns. The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

Global Unconstrained Equity Fund

The Fund primarily invests in equity securities of global (U.S. and foreign) companies and is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country, including emerging markets. The Fund may at any time focus on companies of any particular capitalization sizes, sectors and/or locations.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States. The investments outside the United States will be invested in issuers located in both developed and emerging markets. Because of the unconstrained nature of the Fund, it may at times have significant exposure in emerging markets or in a particular country.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, participation notes and warrants and rights. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser selects securities for the Fund’s portfolio, using a bottom-up approach that includes a combination of proprietary investment research and individual security selection. This process generally looks for securities that the adviser believes are attractively valued, possess strong free cash flow and have the potential for continued growth opportunities. Stock ideas are generated by an extensive global network of locally based research analysts and managers and global sector specialists. Based on the input of this network, the adviser then selects its highest conviction securities for inclusion in the Fund. The adviser is largely unrestricted by capitalization, regional and sector limits, allowing it to construct a portfolio that focuses on the most attractive security opportunities regardless of the company’s size, location or its sector orientation.

The Fund may sell securities if the adviser’s conviction in a security changes, if the company’s fundamentals change, or if the adviser believes the security is no longer attractively valued. Investments may also be sold if certain political and economic events occur or if the adviser identifies a security that it believes offers a better investment opportunity.

International Equity Fund

Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one region or country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Fund’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

International Equity Income Fund

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies and may invest any amount of its assets in emerging markets. Generally, the Fund intends to focus its investments in dividend yielding equity securities.

MARCH 1, 2016	75

More About the Funds (continued)

The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADS), convertible securities and warrants and rights.

The Fund may also invest up to 20% of its Assets in equity or debt securities of any type of issuer.

The Fund may utilize currency forwards to reduce currency exposures, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

The Fund may invest in securities denominated in any currency. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives as noted above.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns.

The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

International Opportunities Fund

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, Singapore, the United Kingdom, and most of the countries of Western Europe and Hong Kong; emerging markets include most other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, privately placed securities and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and may seek to manage currency risk where appropriate through managing currency exposure.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and securities selection.

The adviser selects securities for the Fund’s portfolio using its own investment process to determine which companies it believes are most likely to provide high total return to shareholders. The adviser chooses what it believes to be the most attractive securities in each sector and builds the portfolio bottom up. Securities in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental security research is used to produce a ranking of companies in each industry group according to their relative value. The Fund’s adviser then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund may invest a substantial part of its assets in just one region or country.

International Research Enhanced Equity Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock,

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

depositary receipts, privately placed securities and real estate investment trusts (REITs).

The Fund seeks to outperform the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index1 (net of foreign withholding taxes) (the Index) over time while maintaining similar risk characteristics, including sector and geographic risks. In implementing its strategy, the Fund primarily invests in securities included within the universe of the Index. In addition, the Fund may also invest in securities not included within the Index.

Within each sector, the Fund may modestly overweight equity securities that it considers undervalued while modestly underweighting or not holding equity securities that appear overvalued. By emphasizing investment in equity securities that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility.

The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows. The Fund may invest in securities denominated in any currency and may from time to time hedge a portion of its foreign currency exposure using currency forwards.

Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, risk management techniques and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to what it believes to be their relative value. The adviser will ordinarily overweight securities which it deems to be attractive and underweight or not hold those securities which it believes are unattractive.

The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.

In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three foreign countries. However, the Fund may invest a substantial part of its assets in just one country.

1	MSCI EAFE Index and Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Gross Domestic Product (GDP) Index are registered service marks of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

International Unconstrained Equity Fund

The Fund primarily invests in the equity securities of foreign companies, including those in emerging markets, and is generally unconstrained by any particular capitalization, style or sector and may invest in any foreign country. While the Fund is generally unconstrained within its equity universe, it currently intends to focus on investing in mid to large capitalization companies in a diversified group of sectors and foreign countries. The Fund may deviate from its current intention, including by focusing on particular capitalization sizes, styles, sectors and/or foreign countries.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets plus borrowings for investment purposes. The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

The adviser will generally seek to diversify the Fund’s portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives as noted directly below.

The Fund may utilize currency forwards to reduce currency deviations relative to its primary benchmark, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser, utilizing the insights of its global sector specialists, seeks to identify companies that it believes are attractively valued relative to the long-term growth they can achieve. The adviser identifies these companies through internal research and by subjecting them to a disciplined set of growth, valuation and quality criteria. Companies that display attractive growth and valuation characteristics and for which the growth is believed to be sustainable will be considered candidates for purchase. Conversely, companies become candidates for sale if the expected growth is believed to be at risk or when valuations are no longer attractive.

International Value Fund

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes), which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies.

MARCH 1, 2016	77

More About the Funds (continued)

Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

The Fund’s sector weightings generally approximate those of the MSCI EAFE Value Index, although the Fund does not seek to mirror the index in its choice of individual securities. In choosing securities, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund’s management team then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	value characteristics such as low price-to-book and price-to-earnings ratios;

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest a substantial part of its assets in just one region or country.

Intrepid European Fund

The Fund invests primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers.

“Assets” means net assets, plus the amount of borrowings for investment purposes.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may utilize exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser uses a bottom-up stock selection process that focuses on the value, quality and momentum characteristics to decide which securities to buy and sell.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Nether-lands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund’s assets will usually be invested in a number of different Western European countries, the Fund may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

Intrepid International Fund

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of Western Europe and Hong Kong; emerging markets include most of the other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser adheres to a disciplined process for security selection and portfolio construction. A proprietary multifactor model is used to quantitatively rank securities in the Fund’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Fund that the adviser believes have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of securities held, and position size. Risk or factor exposures are actively managed through portfolio construction.

Latin America Fund

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in securities of Latin American issuers and other investments that are tied economically to Latin America. “Assets” means net assets, plus the amount of borrowings for investment purposes. Latin America includes, but is not limited to, Argentina, Brazil, Chile, Colombia, Ecuador, Guatemala, Mexico, Peru, Panama and Venezuela. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

The Fund’s adviser considers a number of factors to determine whether an investment is tied economically to Latin America including: the source of government guarantees (if any); the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country in Latin America or the Latin American region; and whether the investment is exposed to the economic fortunes and risks of a particular country in Latin America or the Latin American region.

The securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America Index (net of foreign withholding taxes).

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

Investment Process: The adviser focuses on active and fundamental research, relying less on published data and more on subjective analysis conducted primarily through company visits by locally-based research analysts.

In managing the Fund, the adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio manager is primarily responsible for implementing the recommendations of our research analysts, who make their recommendations based on the security ranking system.

The primary emphasis in selecting securities for the Fund is on bottom-up security research conducted by research analysts, while macro research is used as a framework for the analysis.

The Fund will sell securities if the adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available.

The Fund is non-diversified.

Each of the Funds

The main investment strategies for a particular Fund are summarized above. Each Fund will invest primarily in equity and equity-related securities as described above. These equity securities may include:

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

•	privately placed securities

MARCH 1, 2016	79

More About the Funds (continued)

The main investment strategies for each Fund may also include the following, some of which may be equity securities:

•	real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

•	foreign securities, which may be in the form of depositary receipts

•	securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling and currencies of other countries in which a Fund may invest

•	derivatives, including participation notes and certain forwards and futures

Although not main strategies, the Funds may also utilize the following which may be equity securities:

•	high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category.

•	sovereign debt

•	corporate debt

•	securities lending

•	derivatives, including certain futures, forwards, options and swaps

•	other investment companies

•

exchange-traded funds (ETFs) which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index

•	affiliated money market funds

•	closed-end investment companies

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest.

The Funds may use futures contracts, options, swaps, participation notes, forwards and other instruments to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain. The Funds may use exchange-traded futures to manage cash flows.

Each Fund may utilize the investment strategies listed herein, including the use of derivatives, to a greater or lesser degree.

The Funds (except for the International Opportunities Fund, the International Value Fund and the Intrepid International Fund) will provide shareholders with at least 60 days’ prior notice of any change in their 80% investment policy above.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

China Region Fund

The Fund is not constrained by capitalization or style limits.

The Fund may invest any portion of its assets that is not in equity securities of China region companies in high quality short-term money market instruments, repurchase agreements or equity securities of companies in countries outside of China or Taiwan. These instruments may be denominated in various currencies. The Fund’s sub-adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

The sub-adviser believes that the China region markets are inefficient. This is demonstrated by the high and variable volatility of many regional markets and the share prices of many companies resulting from the high participation by speculative retail investors. The sub-adviser believes that the pricing anomalies in these markets, and the fact that publicly available information is limited, create attractive investment opportunities for experienced and knowledgeable professional investors.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest in high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category.

If the Fund’s sub-adviser receives access and determines that the investment conditions are suitable for the Fund, the Fund may also invest in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges.

China Region Risk. In additional to the risks listed under “Foreign Securities and Emerging Markets Risk,” investments in China, Hong Kong and Taiwan are subject to legal, regulatory, monetary and economic risks. Investments involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by greater price volatility.

China is dominated by the one-party rule of the Communist Party, and hence through the Communist Party, the Chinese government exercises significant control over China’s economic growth through the allocation of resources,

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

controlling payment of foreign currency denominated obligations, setting monetary policy, and providing preferential treatment to particular industries or companies.

Though Taiwan is not dominated by one-party rule and employs a free market economy, Taiwan’s political and economic relationship with China, particularly the continuing disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan.

The growing interconnectivity of global economies and financial markets has increased the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. In particular, the adoption or continuation of protectionist trade policies by one or more countries, or a slowdown in the U.S. economy, could lead to a decrease in demand for Chinese and Taiwanese products and reduced flows of private capital to these economies.

Brokerage commissions and other fees may be higher for securities traded in Chinese and Taiwanese markets.

At times, there is a high correlation among the Chinese and Taiwanese markets. Accordingly, because the Fund invests its assets primarily in these markets, it is subject to much greater risks of adverse events that occur in those markets and may experience greater volatility than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, including conflicts and currency devaluations, even in countries in which the Fund is not invested, may adversely affect security values in other countries in the region and thus the Fund’s holdings.

The universe of A-share issues currently available in China to the sub-adviser may be limited as compared with the universe of equity securities available in other markets. There may also be a lower level of liquidity in China A-share markets, which are relatively smaller in terms of both combined total market value and the number of A-shares which are available for investment as compared to other markets. This could potentially lead to severe price volatility in China A-shares.

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If China region securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Intrepid European Fund

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch) or the equivalent by another national rating organization, meaning that such securities will carry a minimum rating of Baa3, BBB–, or BBB–, respectively, or in securities that are unrated but are deemed by the adviser to be of comparable quality. No more than 20% of the Fund’s assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund’s assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

The Fund may also invest in corporate bonds, municipal bonds, inflation-linked debt securities and debt securities issued by governmental entities and private issuers.

Latin America Fund

Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. In the past, many Latin American countries have experienced high interest, inflation and unemployment rates. Currency devaluations in any country can have a significant effect on the entire region. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Fund invests, and therefore, the value of Fund shares. As noted, in the past, many Latin American countries experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds or sales of securities. The Fund could be adversely affected by delays in, or refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. The Fund will not invest more than 15% of its net

MARCH 1, 2016	81

More About the Funds (continued)

assets in securities that are subject to material legal restrictions on repatriation. Certain Latin American countries may impose taxes on capital flows into or out of the country. If this occurs, the Fund may be adversely affected because such taxes would decrease the yield on the Fund’s investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse affects on the markets of both participating and nonparticipating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other more developed countries.

The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Latin American securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

NON-FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for the International Research Enhanced Equity Fund is fundamental. The investment objective for each of the China Region Fund, Emerging Economies Fund, Emerging Markets Equity Fund, Emerging Markets Equity Income Fund, Global Unconstrained Equity Fund, International Equity Fund, International Equity Income Fund, International Opportunities Fund, International Unconstrained Equity Fund, International Value Fund, Intrepid European Fund, Intrepid International Fund and Latin America Fund is non-fundamental and may be changed without the consent of a majority of the outstanding shares of that Fund.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

The main risks associated with investing in each Fund are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Please note that each Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Funds” later in the prospectus and in the statement of additional information.

Main Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.

Foreign Securities and Emerging Markets Risk. Investments in foreign securities (including depositary receipts), are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The risks associated with foreign securities are magnified in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease a Fund’s yield on those securities.

Geographic Focus Risk. In addition to the more general Foreign Securities and Emerging Markets Risk, certain of the Funds may focus their investments in one or more foreign regions or small group of companies. As a result, such Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may be subject to the risks in the following regional areas.

Asia Pacific Market Risk. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund.

China Region Risk. Investments in China, Hong Kong and Taiwan are subject to legal, regulatory, monetary and economic risks. Investments involve political and legal uncertainties, currency fluctuations and currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by greater price volatility. China is dominated by the one-party rule of the Communist Party, and the Chinese government exercises significant control over China’s economic growth. Though Taiwan is not dominated by one-party rule and employs a free market economy, Taiwan’s political and economic relationship with China, particularly the continuing disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan.

MARCH 1, 2016	83

More About the Funds (continued)

At times, there may be a high correlation among the Chinese and Taiwanese markets. Accordingly, because a Fund may invest a significant portion of its assets in these markets, it is subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a fund that is more broadly diversified geographically.

European Market Risk. A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

India Risk. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, economic growth and the profitability of private enterprises. Global economic developments and restrictions on foreign investment in the securities or issuers in India may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of individuals, which may limit the number of shares available for investment, and corporate governance standards of Indian companies may be weaker and less transparent, which may increase the risk of loss and unequal treatment of investors. Investments in India are subject to risks presented by investments in an emerging market country, including liquidity risk, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region. In addition, the Indian economy remains vulnerable to natural disasters.

Japan Risk. The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.

Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation (in some cases substantial and prolonged), and unemployment rates generally characterize each economy. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund. Governments of many Latin American countries exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability.

Middle East and Africa Risk. Certain countries in the region are in early stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers may be fewer in number and less well capitalized than brokers in more developed regions. Certain economies in the region depend to a significant degree upon exports of commodities and are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors. In addition, certain governments in the region have exercised substantial influence over the private sector, including ownership or control of companies. Governmental actions in the future could have a significant economic impact. Certain countries in the region may be affected by political instability, armed conflict, territorial disputes, historical animosities, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Such developments could have a negative effect on economic growth and could result in significant disruptions in the securities markets, including securities held by a

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Fund. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar, which, if abandoned, could cause sudden and significant currency adjustments, which could impact the Fund’s investment returns in those countries. The legal systems, and the unpredictability thereof, in certain countries in the region also may have an adverse impact on the Fund and may expose the Fund to significant or unlimited liabilities. Investment in certain countries in the region by the Fund may be restricted or prohibited under applicable regulation, and the Fund, as a foreign investor, may be required to obtain approvals and may have to invest on less advantageous terms (including price) than nationals. A Fund’s investments in securities of a country in the region may be subject to economic sanctions or other government restrictions, which may negatively impact the value or liquidity of the Fund’s investments. Investments in the region may adversely impact the operations of the Fund through the delay of the Fund’s ability to exercise its rights as a security holder. Substantial limitations may exist in the region with respect to the Fund’s ability to repatriate investment income, capital gains or its investment. Securities which are subject to material legal restrictions on repatriation of assets will be considered illiquid securities by the Fund and subject to the limitations on illiquid investments.

Depositary Receipt Risk. A Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that a Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. A Fund may also hedge from one foreign currency to another.

In addition, a Fund’s use of currency hedging may not be successful and the use of such strategies may lower a Fund’s potential returns.

Smaller Company Risk (Small Cap Company and Mid Cap Company Risk). Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Value Investing Risk (applicable to Emerging Markets Equity Income Fund, Global Unconstrained Equity Fund, International Equity Income Fund and International Value Fund). Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Securities Lending Risk (applicable to all Funds except the Emerging Markets Equity Income Fund, the Global Unconstrained Equity Fund, the International Equity Income Fund, the International Unconstrained Fund and the Intrepid European Fund). The Funds may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause a Fund to be more volatile because financial leverage

MARCH 1, 2016	85

More About the Funds (continued)

tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

High Portfolio Turnover Risk (applicable to China Region Fund, Emerging Economies Fund, Global Unconstrained Equity Fund, International Equity Income Fund and Intrepid European Fund). A Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Exchange-Traded Fund (ETF) and Investment Company Risk. A Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company or ETF when a Fund invests in shares of another investment company or ETF. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs and closed-end investment companies may trade at a price below their net asset value (also known as a discount).

Derivatives Risk. The Funds may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counter-party risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Sovereign Debt Risk. (applicable to all Funds except Global Unconstrained Equity Fund and International Unconstrained Equity Fund). Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Inflation-Linked Securities Risk (applicable to Intrepid European Fund only). Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (such as real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of inflation calculated by the index. In addition, inflation-linked securities are subject to the risk that the CPI or other relevant index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Credit Risk. (applicable to all Funds except Global Unconstrained Equity Fund and International Unconstrained Equity Fund). A Fund’s investments are subject to the risk that an issuer and/or the counterparty will fail to make payments when due or default completely on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s or counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. A Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

Prices of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of a Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock also may be subject to optional or mandatory redemption provisions.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and a Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Additional Risks

High Yield Securities Risk. (applicable to all Funds except Global Unconstrained Equity Fund, International Research Enhanced Equity Fund, International Opportunities Fund, International Unconstrained Equity Fund, International Value Fund and Intrepid International Fund). A Fund may invest in debt securities that are considered to be speculative (also known as junk bonds). These investments may be issued by companies which may be highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of a Fund’s investments and a Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack

MARCH 1, 2016	87

More About the Funds (continued)

of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Structured Instrument Risk. (applicable to all Funds except International Equity Income Fund, International Unconstrained Equity Fund and Latin America Fund). A Fund may invest in instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments that may be developed from time to time (“structured instruments”). Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity or market.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate. Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing a Fund’s turnover rate, transaction costs and tax liability.

Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose a Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects a Fund’s to counterparty risk (and this risk may be amplified if the Fund purchase structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Government Securities Risk. (applicable to all Funds except Emerging Markets Equity Income Fund, Global Unconstrained Equity Fund, International Equity Income Fund and International Unconstrained Equity Fund). A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Funds. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Initial Public Offerings (IPO) Risk. IPO securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile and their purchase may involve high transaction costs. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Interest Rate Risk. The Fund’s debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but generally are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Funds purchase, please read the “Risk/ Return Summaries,” the “Risk and Reward Elements for the Funds” later in the prospectus and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. These investments may be inconsistent with a Fund’s main investment strategies. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

MARCH 1, 2016	89

More About the Funds (continued)

Whether engaging in temporary defensive purposes or otherwise, the International Research Enhanced Equity Fund may not hold more than 10% of its total assets in cash and cash equivalents. These amounts are in addition to assets held for derivative margin deposits or other segregated accounts.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Funds reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

TEMPORARY ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Global Unconstrained Equity Fund

In addition to the waivers described in the Annual Fund Operating Expenses table, the Fund’s adviser and/or its affiliates have agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.75%, 1.25% and 0.40%, respectively, of the Fund’s average daily net assets.

The Fund’s adviser and/or its affiliates have agreed to maintain these waivers and/or expense reimbursements until May 31, 2017, after which, these waivers and/or expense reimbursements will be discontinued.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

Emerging Economies Fund

Subsequent to the inception of the Fund on 2/28/08 until 11/1/10, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Emerging Markets Equity Fund

Historical performance shown for Class C Shares prior to their inception on 2/28/06 is based on the performance of the Class B Shares of the Fund (all of which were converted to Class A Shares on 6/19/15), which invest in the same portfolio of securities and have similar expenses, except for the differences in the deferred sales charges of the classes. The actual returns of Class C Shares would have been similar to those shown because Class B Shares had similar expenses to Class C Shares.

International Equity Income Fund

As of 1/30/15, the Fund changed its name and certain investment policies. Prior to that time, the Fund operated as JPMorgan Global Equity Income Fund. In view of these changes, the Fund’s performance record prior to 1/30/15 might be less pertinent for investors considering whether to purchase shares of the Fund.

International Opportunities Fund

Historical performance shown for Class C Shares prior to their inception on 7/31/07 is based on the performance of the Class B Shares of the Fund (all of which were converted to Class A Shares on 6/19/15), which invest in the same portfolio of securities and have similar expenses, except for the differences in the deferred sales charges of the classes. The actual returns of Class C Shares would have been similar to those shown because Class B Shares have similar expenses to Class C Shares.

International Research Enhanced Equity Fund

As of 6/30/14, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan International Equity Index Fund. In view of these changes, the Fund’s performance record prior to 6/30/14 might be less pertinent for investors considering whether to purchase shares of the Fund.

International Value Fund

Historical performance shown for Class C Shares prior to their inception on 7/11/06 is based on the performance of the Class B Shares of the Fund (all of which were converted to Class A Shares on 6/19/15), which invest in the same portfolio of securities and have similar expenses, except for the differences in the deferred sales charges of the classes. The actual returns of Class C Shares would have been similar to those shown because Class B Shares have similar expenses to Class C Shares.

Intrepid International Fund

The performance in the table for the period before Class C Shares were launched on 2/28/06 is based on the performance of the Class A Shares of the Fund. During these periods, the actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares. The performance in the table for the period before Select Class Shares were launched on 2/28/06 is based on the performance of the Institutional Class Shares of the

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Fund. The actual returns of the Select Class Shares would have been lower than those shown because Select Class Shares have higher expenses than Institutional Class Shares. Class A Shares, Class C Shares, Select Class Shares and Institutional Class Shares all invest in the same portfolio of securities.

MARCH 1, 2016	91

The Funds’ Management and Administration

Each Fund, with the exception of the International Research Enhanced Equity Fund, is a series of JPMorgan Trust I, a Delaware statutory trust. The International Research Enhanced Equity Fund is a series of JPMorgan Trust II, a Delaware statutory trust (each a “Trust” and together the “Trusts”). Each Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes the day-today investment decisions for the Emerging Economies Fund, Emerging Markets Equity Income Fund, Global Unconstrained Equity Fund, International Equity Fund, International Equity Income Fund, International Opportunities Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund, International Value Fund, Intrepid European Fund, Intrepid International Fund and Latin America Fund. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JF International Management, Inc. (JFIMI) is the sub-adviser to the China Region Fund. It makes the day-to-day investment decisions for those Funds. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House, 8 Connaught Road, Central Hong Kong.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

JFIMI is a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc.

During the most recent fiscal year ended 10/31/15, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

China Region Fund[1]	1.13%
Emerging Economies Fund[3]	0.94
Emerging Markets Equity Fund[3]	0.96
Emerging Markets Equity Income Fund	0.00
Global Unconstrained Equity Fund	0.00
International Equity Fund	0.74
International Equity Income Fund	0.43
International Opportunities Fund	0.60
International Research Enhanced Equity Fund	0.03
International Unconstrained Equity Fund	0.19
International Value Fund	0.60
Intrepid European Fund	0.65
Intrepid International Fund[2]	0.64
Latin America Fund	0.84

1	Effective 7/1/15 the China Region Fund reduced its Management Fee to 1.00%.

2	Effective 3/1/15 the Intrepid International Fund reduced its Management Fee to 0.60%.

3	Effective 5/20/16 the Emerging Economies Fund and the Emerging Markets Equity Fund reduced their Management Fees to 0.85%.

A discussion of the basis the trustees of each Trust used in reapproving the investment advisory and sub-advisory agreements for the Funds is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

China Region Fund

The management team is led by Howard Wang. Mr. Wang, a Managing Director, is a regional investment manager and head of the Greater China team which forms part of the PRG, and has been with JFIMI since 2005. Working with Mr. Wang is Emerson Yip. Mr. Yip, Managing Director, has been with JFIMI since 2006. Prior to joining JFIMI, Mr. Yip spent eight years at Newbridge Capital where he was a director responsible for managing funds dedicated to private equity investment opportunities throughout Asia.

Emerging Economies Fund

The management team is led by Anuj Arora. Mr. Arora, Managing Director, is a portfolio manager within the Emerging Markets Equity Team based in New York. An employee since 2006, Mr. Arora is focused on portfolio construction and quantitative asset allocation for the Global Emerging Markets team. Prior to that, Mr. Arora was a quantitative analyst for Mesirow Financial from March 2003 through January 2006. Working with Mr. Arora is George Iwanicki, Jr. Mr. Iwanicki, Jr., Managing Director, is a portfolio manager and the global macro strategist.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Emerging Markets Equity Fund

The portfolio management team for the Fund utilizes a team-based approach and is comprised of Leon Eidelman, Austin Forey and Amit Mehta. Mr. Eidelman, a Managing Director, CFA charterholder, and an employee of JPMIM since 2002, is the lead portfolio manager for the Fund and is primarily responsible for security selection, portfolio construction and managing daily cash flows. Mr. Eidelman utilizes the research and insights of Mr. Forey and Mr. Mehta, as well as those of JPMIM’s research analysts. Mr. Forey is a Managing Director and employee of JPMIM and its affiliates since 1988. He is the head of the Global Emerging Markets Fundamental team and oversees the portfolio management team. Mr. Mehta is an Executive Director, CFA charterholder, and an employee of JPMIM since 2011.

Emerging Markets Equity Income Fund

Omar Negyal, an Executive Director and CFA charterholder, serves as the portfolio manager of the Fund. An employee since 2012, Mr. Negyal was previously a portfolio manager at Lansdowne Partners from 2006-2009 and HSBC Global Asset Management from 2009-2012.

Global Unconstrained Equity Fund

The management team is led by Timothy Woodhouse, Vice President of JPMIM and a CFA charterholder, and Sam Witherow, Vice President of JPMIM and a CFA charterholder. Mr. Woodhouse has been a portfolio manager in the Global Equities Team since 2014. An employee of JPMIM and its affiliates since 2008, he was previously a research analyst in the European Equity Research Team. Mr. Witherow is a global sector specialist in the Global Equities Team. An employee since 2008, he is responsible for covering the global energy sector.

International Equity Fund

The portfolio management team is overseen by James Fisher, a Managing Director of JPMIM. He has worked at JPMIM and its affiliates (or one of its predecessors) since 1985 in numerous investment roles. Mr. Fisher, Thomas Murray, a Managing Director, and Shane Duffy, a Managing Director and CFA charterholder, manage the Fund. Mr. Murray has worked at JPMIM and its affiliates (or one of its predecessors) since 1996. Mr. Duffy has worked at JPMIM and its affiliates (or one of its predecessors) since 1999.

International Equity Income Fund

The portfolio management team is led by James Davidson and Gerd Woort-Menker. Mr. Davidson is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 2013. Prior to joining the firm, Mr. Davidson was a Managing Director at Bank of America Merrill Lynch from 2007 to

2013. Mr. Woort-Menker is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates (or one of its predecessors) since 1987. Prior to joining the team, he was head of the International Research Group in London. Ms. Georgina Perceval Maxwell began participating in the management of the Fund in May 2016. Ms. Maxwell is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 1997.

International Opportunities Fund

The management team is led by Georgina Maxwell and Jeroen Huysinga. Ms. Maxwell is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 1997. Mr. Huysinga is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 1997.

International Research Enhanced Equity Fund

The Fund is managed by Demetris Georghiou, Piera Elisa Grassi, Ido Eisenberg and James Cook. Mr. Georghiou, an Executive Director of JPMIM and a CFA charterholder, has been a portfolio manager on the Global Research Enhanced Index and Europe Research Driven Process teams since 2012 and an employee since 2007. Previously, he was an analyst on the Global Research Enhanced Index team. Ms. Grassi, an Executive Director of JPMIM, has been a portfolio manager on the Global and International Research Enhanced Equity team based in London and an employee since 2004. She was previously a portfolio manager and quantitative analyst for the Global Research Enhanced Equity team. Mr. Eisenberg, an Executive Director of JPMIM and a CFA charterholder, has been a portfolio manager on the Global Research Enhanced Index and Europe Research Driven Process teams since 2010 and an employee since 2002. Previously, he worked in the Technology Application Development Group, where he developed and supported applications for the Global Research Enhanced Index Team. Mr. Cook, an Executive Director of JPMIM and a CFA charterholder, has been a portfolio manager on the Global Research Enhanced Index team since 2012 and on the JPMorgan Diversified Return Global Equity ETF since its inception in 2014 and an employee of JPMIM or its affiliates since 2007. He was previously a research analyst responsible for covering the developed Asia financial stocks from 2010 to 2012 and an assistant research analyst on the European mining desk prior to 2010.

International Unconstrained Equity Fund

The Fund is co-managed by Shane Duffy and Tom Murray. Mr. Duffy, Managing Director and CFA charterholder, works on EAFE portfolios, in particular those in the growth and ACWI-ex US strategies. Previously, he worked as a global sector specialist with responsibility for consumer discretionary stocks. Mr. Duffy has been an employee of JPMIM since 1999. Information about Mr. Murray is discussed earlier in this section.

MARCH 1, 2016	93

The Funds’ Management and Administration (continued)

International Value Fund

Gerd Woort-Menker, Managing Director of JPMIM, and Demetris Georghiou, Executive Director of JPMIM are the lead portfolio managers responsible for the day-to-day management of the Fund. Mr. Woort-Menker joined the team in 2002 and has been at JPMorgan Chase or its affiliates (or one of its predecessors) since 1987. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London. Mr. Georghiou has been a portfolio manager on the Global Research Enhanced Index team since 2009 and Europe Research Driven Process team since 2012, an employee since 2007 and a portfolio manager of the Fund since May 2016. Ms. Georgina Perceval Maxwell began participating in the management of the Fund in May 2016. Ms. Maxwell is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 1997.

Intrepid European Fund

The Fund is co-managed by Jonathan Ingram, John Baker and Anis Lahlou-Abid. Mr. Ingram, Managing Director, leads the high alpha team of the JPMorgan Funds European Equity Group. Mr. Ingram has been with JPMIM and its affiliates since 2000. Mr. Ingram is a CFA charterholder. Mr. Baker, Managing Director, is a portfolio manager within the high alpha team of the JPMorgan Funds European Equity Group. Mr. Baker has been with JPMIM and its affiliates since 1994. Mr. Lahlou-Abid, an Managing Director and CFA charterholder, is a portfolio manager within the Dynamic team of the JP Morgan Funds European Equity Group. Mr. Lahlou-Abid has been with JPMIM and its affiliates since 2000.

Intrepid International Fund

The management team is led by Sandeep Bhargava and Zenah Shuhaiber. Mr. Bhargava, Managing Director, is a global equity portfolio manager in the Global Portfolios Group based in London. An employee of JPMIM and its affiliates since 1997, he previously was a product manager for India Asset Management in Asia. Prior to joining the firm, Mr. Bhargava spent two years managing Asian emerging market funds with a focus on technology and pharmaceuticals at Barclays Global Investors in London. Mr. Bhargava began his career lecturing at the University of York, combining this with consulting roles at a number of financial institutions including The World Bank in Washington D.C., ICICI in India and the United Nations Conference on Trade Development in Switzerland. Ms. Shuhaiber, Executive Director, is a portfolio manager in the Global Equities Team based in London. An employee of JPMIM and its affiliates since 2005, Ms. Shuhaiber has portfolio and research responsibilities for style-based strategies. Ms. Shuhaiber is a CFA charterholder.

Latin America Fund

The Latin America team is led by Luis Carrillo. Mr. Carrillo, Managing Director, is a portfolio manager in the Global

Emerging Markets Group. Mr. Carrillo joined JPMIM in 1998. Previously, Mr. Carrillo was employed by several consulting firms where he offered strategic and financial advice concerning Latin America and Asia. Mr. Carrillo received a B.S. degree in engineering and a graduate degree in industrial engineering from the Universidad Anahuac in Mexico and an M.B.A. in Finance from the Wharton School of the University of Pennsylvania. Working with Mr. Carrillo is Sophie Bosch. Ms. Bosch, Executive Director, is a regional portfolio manager for Latin America portfolios within the Emerging Markets Equity Team. She joined JPMIM in 1999. Ms. Bosch received a B.A. in Business Management from the Wharton School and a B.S. in International Relations from the College of Arts and Sciences at the University of Pennsylvania.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMIM (the Administrator) provides administrative services for and oversees the other service providers of each Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class C and Select Class Shares of the each Fund. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM, and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

MARCH 1, 2016	95

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Class A	Class C	Select	Institutional
Eligibility[1]	May be purchased by the general public	May be purchased by the general public

Limited to certain investors, including:

•   Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•   Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

•   Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.[2]

Limited to certain investors, including:

•   Purchases directly from the Fund through the Distributor by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirements; and

•   Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers.

Minimum Investment[1,3,4]	$1,000 for each Fund or $50, if establishing a Systematic Investment Plan	$1,000 for each Fund or $50, if establishing a Systematic Investment Plan

$1,000,000 — An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 – Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds[2] or

$50 for employees, if establishing a Systematic Purchase Plan.

$3,000,000 — An investor can combine purchases of Institutional Class Shares of other J.P. Morgan Funds in order to meet the minimum.

MARCH 1, 2016	97

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Select	Institutional
Minimum Subsequent Investments[1]	$50[5]	$50[5]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.	No minimum
Systematic Purchase Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.	No
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.	No
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 5.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

On purchases of $1 million or more:

•   1.00% on redemptions made within 12 months after purchase.

•   0.50% on redemptions made between 12 and 18 months after purchase.

Waived under certain circumstances.

		• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.10% of the average daily net assets.
Redemption Fee	None	None	None	None

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Class A	Class C	Select	Institutional
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Select Class Shares have lower fees than Class A and Class C Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Institutional Class Shares have the lowest fee structure of the shares offered in this prospectus.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.	Limited availability and higher minimum initial investment than Class A, Class C and Select Class Shares. Not all Funds have Institutional Class Shares.

[1]

Financial Intermediaries or other organizations making the Funds available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Funds.

[2]

May also be purchased directly from the Funds by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[3]

Investment minimums may be waived for certain types of Group Retirement Plans (as defined in the glossary), as well as for certain fee-based programs. The Funds reserve the right to waive any initial or subsequent investment minimum.

[4]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[5]	Minimum subsequent investment for Systematic Purchase Plans established before 3/1/15 was $25.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Funds. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the Funds, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of each Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

MARCH 1, 2016	99

Investing with J.P. Morgan Funds (continued)

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finders fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $50,000	5.25	5.54	4.75	0.00
$50,000-$99,999	4.50	4.71	4.05	0.00
$100,000- $249,999	3.50	3.63	3.05	0.00
$250,000 to $499,999	2.50	2.56	2.05	0.00
$500,000 to $999,999	2.00	2.04	1.60	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3],4
$1,000,000 to $3,999,999	0.00	0.00	1.00	0-12 months — 1.00% 12-18 months — 0.50%
$4,000,000 to $9,999,999	0.00	0.00	0.75
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

Finder’s Fee Schedule for Defined Contribution Plans

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	1.00	0.00
$4,000,000 to $9,999,999	0.00	0.00	0.75	0.00
$10,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months —1.00%

Select Class Shares and Institutional Class Shares

There is no sales charge, commission or CDSC associated with Select Class Shares or Institutional Class Shares.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Reducing Your Class A Sales Charges

Each Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase. The amount of the sales charge will be calculated based on the market value of your qualifying holdings as of the last calculated NAV prior to your investment.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Select Class and Institutional Class Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

MARCH 1, 2016	101

Investing with J.P. Morgan Funds (continued)

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group Retirement Plans which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGH’s, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of an financial advisor; these programs may or may not charge a transaction fee.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Funds will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.	If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

MARCH 1, 2016	103

Investing with J.P. Morgan Funds (continued)

5.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at new asset value during a defined time period.

1.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

Rule 12b–1 Fees

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Select Class	None
Institutional Class	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Shareholder Servicing

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of a Fund).

Class	Shareholder Servicing Fee
Class A	0.25%
Class C	0.25%
Select Class	0.25%
Institutional Class	0.10%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

PURCHASING FUND SHARES

You may purchase shares directly from the Funds through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“NYSE Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

MARCH 1, 2016	105

Investing with J.P. Morgan Funds (continued)

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks.

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

HOW TO PURCHASE
	Opening a New Account	Purchasing into an Existing Account
Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

MARCH 1, 2016	107

Investing with J.P. Morgan Funds (continued)

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class A Shares of a Fund may be exchanged for:

•   Class A Shares of another J.P. Morgan Fund,

•   Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund beginning 10/1/16), or

•   Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of any Fund may also be exchanged for:

•   Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund beginning 10/1/16). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

•   Select Class or Institutional Class Shares, if available, of the same fund (except any of the J.P. Morgan money market funds) provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Select Class Shares of a Fund may be exchanged for:

•   Select Class Shares of another J.P. Morgan Fund, or

•   Another share class of the same Fund if you are eligible to purchase that class.

Institutional Class Shares of a Fund may be exchanged for:

•   Institutional Class Shares of another non-money market J.P. Morgan Fund, or

•   Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and Class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of a Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

•  Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•  Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 30 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

MARCH 1, 2016	109

Investing with J.P. Morgan Funds (continued)

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Select Class accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

MARCH 1, 2016	111

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

MARCH 1, 2016	113

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund, except for the Emerging Markets Equity Income Fund, the International Equity Fund and the International Equity Income Fund, generally distributes net investment income, if any, at least annually. The Emerging Markets Equity Income Fund and the International Equity Fund generally declare and distribute net investment income, if any, quarterly. The International Equity Income Fund generally distributes net investment income, if any, at least monthly. The Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

With respect to taxable shareholders, if you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

Each Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased.

Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, a Fund that invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

A Fund’s investments in certain debt obligations, derivative instruments and so-called “passive foreign investment companies” may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

MARCH 1, 2016	115

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each of the following Funds will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month:

JPMorgan China Region Fund

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Income Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan International Equity Income Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan Intrepid European Fund

JPMorgan Latin America Fund

No sooner than 10 days after the end of each month, each of the following Funds will post the uncertified, complete schedule of its portfolio holdings as of the last day of that month on J.P. Morgan Funds’ website at www.jpmorganfunds.com:

JPMorgan International Equity Fund

JPMorgan International Opportunities Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Not later than 60 days after the end of each fiscal quarter, each Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, each Fund will post these quarterly schedules on J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.

Each Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

MARCH 1, 2016	117

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from a Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group emploer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange-Traded Funds (ETFs)[1] and other investment companies

•  If a Fund invests in shares of another investment company or pooled investment vehicle, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the ETF or other investment company

•  The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies or pooled investment vehicles help to manage smaller cash flows

•  Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs structured as investment companies, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)

•  Exemptive orders granted to various ETFs and their investment advisers by the SEC permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•  Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

MARCH 1, 2016	119

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

• Each Fund’s share price and performance will fluctuate in response to stock and bond market movements

• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

• A Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

• Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective

• The China Region Fund and the Latin America Fund are non-diversified, which means that a relatively high percentage of each Fund’s assets may be invested in a limited number of issuers. Therefore, each Fund’s performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

• Most bonds will rise in value when interest rates fall

• Emerging markets can offer higher returns

• Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds

• In addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

• Each Fund seeks to limit risk and enhance performance through active management and country allocation

• During severe market downturns, each Fund (other than the International Research Enhanced Equity Fund) has the option of investing up to 100% of its total assets in high quality short-term instruments

Management choices
• Each Fund could underperform its benchmark due to its securities choices and asset allocation choices	• Each Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Foreign currencies
• Currency exchange rate movements could reduce gains or create losses • Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks	• Favorable exchange rate movements could generate gains or reduce losses

• Each Fund may manage the currency exposure of its foreign investments and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain investments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• Each Fund segregates or earmarks liquid assets to offset leverage risk

Derivatives*

• Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred

• A Fund may have difficulty exiting a derivatives position

• Derivatives used for risk management or, for certain Funds, to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

• The counterparty to a derivatives contract could default

• Certain types of derivatives involve costs to a Fund which can reduce returns

• Derivatives that involve leverage could magnify losses

• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility

• Derivatives used for non-hedging purposes could cause losses that exceed the original investment

• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

• The Funds could make money and protect against losses if management’s analysis proves correct

• Derivatives that involve leverage could generate substantial gains at low cost

• Each Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of such Fund’s exposure relative to its benchmark

• Each Fund only establishes hedges that it expects will be highly correlated with underlying positions

• Each Fund may use derivatives in an effort to produce increased income or gains

• Each Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

MARCH 1, 2016	121

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending

• When a Fund[1] lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults

• The collateral will be subject to the risks of the securities in which it is invested

• A Fund may enhance income through the investment of the collateral received from the borrower

• The adviser maintains a list of approved borrowers

• A Fund receives collateral equal to at least 100% of the current value of securities loaned

• The lending agents indemnify the Funds against borrower default

• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses

• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

• No Fund may invest more than 15% of its net assets in illiquid holdings

• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

• Increased trading would raise a Fund’s transaction costs

• Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Funds’ returns

	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• Each Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

1	The Emerging Markets Equity Income Fund, the Global Unconstrained Equity Fund, the International Equity Income Fund, the International Unconstrained Equity Fund and the Intrepid International Fund do not engage in securities lending.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Real Estate Investment Trusts (REITs)[1] —

• The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests

• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties

• REITs may be more volatile and/or more illiquid than other types of equity securities

• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including the Fund) would be reduced by any corporate taxes payable by the REIT

• The Funds can gain exposure to an additional asset class in order to further diversify its assets

• The Funds may receive current income from its REIT investments

• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

• The Funds’ adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

Market conditions affecting debt securities —

• The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls

• Indebtedness of certain government issuers whose securities may be held by the Funds, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers

	• Most bonds will rise in value when interest rates fall • Debt securities have generally outperformed money market instruments over the long term, with less risk than stocks	• The Funds seek to limit risk and enhance performance through active management • The adviser monitor interest rate trends

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

MARCH 1, 2016	123

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
China Region Fund
Class A
Year Ended October 31, 2015	$22.02	$0.25	(d)(e)	$(0.57	)(f)	$(0.32)	$(0.08)	$(3.89)	$(3.97)	$—
Year Ended October 31, 2014	20.62	0.09	(d)(g)	1.37		1.46	(0.06)	—	(0.06)	—
Year Ended October 31, 2013	17.73	0.08	(d)	2.81		2.89	—	—	—	—
Year Ended October 31, 2012	16.64	0.10	(d)	1.13		1.23	(0.14)	—	(0.14)	—
Year Ended October 31, 2011	19.73	0.12	(d)	(3.18)		(3.06)	(0.03)	—	(0.03)	—	(h)

Class C
Year Ended October 31, 2015	21.50	0.08	(d)(e)	(0.48	)(f)	(0.40)	(0.01)	(3.89)	(3.90)	—
Year Ended October 31, 2014	20.18	0.03	(d)(g)	1.29		1.32	—	—	—	—
Year Ended October 31, 2013	17.43	0.01	(d)	2.74		2.75	—	—	—	—
Year Ended October 31, 2012	16.31	—	(d)(h)	1.13		1.13	(0.01)	—	(0.01)	—
Year Ended October 31, 2011	19.41	0.01	(d)	(3.11)		(3.10)	—	—	—	—	(h)

Select Class
Year Ended October 31, 2015	22.17	0.16	(d)(e)	(0.43	)(f)	(0.27)	(0.14)	(3.89)	(4.03)	—
Year Ended October 31, 2014	20.75	0.09	(d)(g)	1.44		1.53	(0.11)	—	(0.11)	—
Year Ended October 31, 2013	17.84	0.22	(d)	2.74		2.96	(0.05)	—	(0.05)	—
Year Ended October 31, 2012	16.75	0.12	(d)	1.15		1.27	(0.18)	—	(0.18)	—
Year Ended October 31, 2011	19.87	0.15	(d)	(3.19)		(3.04)	(0.08)	—	(0.08)	—	(h)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.02) and $0.04 for Class A, Class C and Select Class, respectively, and the net investment income (loss) ratio would have been 0.19%, (0.08)% and 0.21% for Class A, Class C and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$17.73	(2.04)%	$5,651	1.75%	1.15	%(e)	2.10%	176%
22.02	7.12	4,237	1.85	0.42	(g)	2.02	72
20.62	16.30	6,079	1.85	0.44		2.29	72
17.73	7.51	3,138	1.98	0.61		5.40	85
16.64	(15.52)	3,590	2.00	0.59		3.55	83

17.20	(2.49)	2,610	2.24	0.37	(e)	2.62	176
21.50	6.54	1,857	2.35	0.15	(g)	2.52	72
20.18	15.78	1,550	2.35	0.03		2.82	72
17.43	6.97	1,441	2.48	(0.01)		5.89	85
16.31	(15.97)	1,875	2.50	0.06		4.05	83

17.87	(1.81)	26,928	1.56	0.69	(e)	1.69	176
22.17	7.39	332,071	1.60	0.43	(g)	1.76	72
20.75	16.62	640,511	1.60	1.13		1.82	72
17.84	7.78	4,483	1.73	0.70		5.15	85
16.75	(15.35)	4,369	1.75	0.76		3.32	83

MARCH 1, 2016	125

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class A
Year Ended October 31, 2015	$13.13	$0.13	(d)(e)	$(2.03)	$(1.90)	$(0.20)	$—
Year Ended October 31, 2014	13.63	0.22	(d)	(0.57)	(0.35)	(0.15)	—
Year Ended October 31, 2013	12.88	0.19	(d)	0.67	0.86	(0.11)	—
Year Ended October 31, 2012	12.65	0.17	(d)	0.21	0.38	(0.15)	—
Year Ended October 31, 2011	13.91	0.20	(d)	(1.44)	(1.24)	(0.02)	—	(f)

Class C
Year Ended October 31, 2015	12.92	0.10	(d)(e)	(2.03)	(1.93)	(0.13)	—
Year Ended October 31, 2014	13.44	0.15	(d)	(0.57)	(0.42)	(0.10)	—
Year Ended October 31, 2013	12.72	0.13	(d)	0.66	0.79	(0.07)	—
Year Ended October 31, 2012	12.58	0.15	(d)	0.15	0.30	(0.16)	—
Year Ended October 31, 2011	13.87	0.08	(d)	(1.37)	(1.29)	—	—	(f)

Select Class
Year Ended October 31, 2015	13.17	0.18	(d)(e)	(2.06)	(1.88)	(0.23)	—
Year Ended October 31, 2014	13.67	0.26	(d)	(0.58)	(0.32)	(0.18)	—
Year Ended October 31, 2013	12.91	0.21	(d)	0.70	0.91	(0.15)	—
Year Ended October 31, 2012	12.68	0.22	(d)	0.18	0.40	(0.17)	—
Year Ended October 31, 2011	13.92	0.25	(d)	(1.45)	(1.20)	(0.04)	—	(f)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than $0.01.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$11.03	(14.60)%	$43,220	1.58%	1.06	%(e)	1.99%	118%
13.13	(2.56)	80,806	1.60	1.71		1.73	79
13.63	6.67	69,690	1.60	1.45		1.72	43
12.88	3.15	30,356	1.65	1.37		1.76	72
12.65	(8.93)	43,519	1.75	1.50		1.75	84

10.86	(15.02)	3,614	2.09	0.80	(e)	2.36	118
12.92	(3.12)	5,331	2.10	1.13		2.23	79
13.44	6.25	5,089	2.10	1.02		2.22	43
12.72	2.54	2,088	2.12	1.21		2.27	72
12.58	(9.30)	516	2.28	0.57		2.32	84

11.06	(14.45)	239,866	1.34	1.51	(e)	1.46	118
13.17	(2.35)	288,059	1.35	1.96		1.48	79
13.67	7.04	277,822	1.35	1.61		1.47	43
12.91	3.34	82,457	1.39	1.70		1.51	72
12.68	(8.65)	73,787	1.52	1.76		1.55	84

MARCH 1, 2016	127

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2015	$23.72	$0.12	(d)(e)	$(4.12)	$(4.00)	$(0.19)	$—
Year Ended October 31, 2014	23.05	0.16	(d)(e)	0.59	0.75	(0.08)	—
Year Ended October 31, 2013	22.01	0.10	(d)	1.02	1.12	(0.08)	—
Year Ended October 31, 2012	21.09	0.07	(d)	0.85	0.92	—	—
Year Ended October 31, 2011	23.45	0.06	(d)	(2.33)	(2.27)	(0.09)	—	(f)

Class C
Year Ended October 31, 2015	23.03	0.03	(d)(e)	(4.02)	(3.99)	(0.08)	—
Year Ended October 31, 2014	22.41	0.05	(d)(e)	0.57	0.62	—	—
Year Ended October 31, 2013	21.44	(0.01	)(d)	0.99	0.98	(0.01)	—
Year Ended October 31, 2012	20.65	(0.04	)(d)	0.83	0.79	—	—
Year Ended October 31, 2011	23.01	(0.05	)(d)	(2.29)	(2.34)	(0.02)	—	(f)

Select Class
Year Ended October 31, 2015	24.24	0.19	(d)(e)	(4.21)	(4.02)	(0.24)	—
Year Ended October 31, 2014	23.47	0.18	(d)(e)	0.64	0.82	(0.05)	—
Year Ended October 31, 2013	22.40	0.17	(d)	1.03	1.20	(0.13)	—
Year Ended October 31, 2012	21.42	0.13	(d)	0.86	0.99	(0.01)	—
Year Ended October 31, 2011	23.80	0.13	(d)	(2.38)	(2.25)	(0.13)	—	(f)

Institutional Class
Year Ended October 31, 2015	24.42	0.23	(d)(e)	(4.26)	(4.03)	(0.24)	—
Year Ended October 31, 2014	23.73	0.17	(d)(e)	0.70	0.87	(0.18)	—
Year Ended October 31, 2013	22.65	0.20	(d)	1.04	1.24	(0.16)	—
Year Ended October 31, 2012	21.66	0.16	(d)	0.87	1.03	(0.04)	—
Year Ended October 31, 2011	24.04	0.16	(d)	(2.40)	(2.24)	(0.14)	—	(f)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than $0.01.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$19.53	(16.95)%	$274,710	1.61%	0.57	%(e)	1.88%	35%
23.72	3.26	350,555	1.70	0.72	(e)	1.81	33
23.05	5.08	327,090	1.76	0.46		1.79	34
22.01	4.36	281,194	1.82	0.33		1.82	20
21.09	(9.73)	265,458	1.79	0.28		1.80	9

18.96	(17.38)	43,387	2.10	0.13	(e)	2.33	35
23.03	2.77	56,732	2.20	0.22	(e)	2.31	33
22.41	4.56	56,119	2.26	(0.06)		2.29	34
21.44	3.83	44,643	2.32	(0.17)		2.32	20
20.65	(10.18)	43,437	2.29	(0.23)		2.30	9

19.98	(16.70)	502,729	1.35	0.88	(e)	1.48	35
24.24	3.51	583,501	1.45	0.78	(e)	1.56	33
23.47	5.34	1,900,639	1.51	0.74		1.54	34
22.40	4.65	1,291,326	1.57	0.60		1.57	20
21.42	(9.51)	1,251,152	1.55	0.56		1.56	9

20.15	(16.60)	316,635	1.21	1.05	(e)	1.31	35
24.42	3.72	411,449	1.30	0.72	(e)	1.40	33
23.73	5.47	1,123,600	1.36	0.88		1.39	34
22.65	4.80	629,223	1.41	0.73		1.42	20
21.66	(9.37)	596,147	1.38	0.68		1.41	9

MARCH 1, 2016	129

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Markets Equity Income Fund
Class A
December 12, 2014 (g) through October 31, 2015	$15.00	$0.45	(h)	$(2.52)	$(2.07)	$(0.43)

Class C
December 12, 2014 (g) through October 31, 2015	15.00	0.42	(h)	(2.55)	(2.13)	(0.36)

Select Class
December 12, 2014 (g) through October 31, 2015	15.00	0.49	(h)	(2.53)	(2.04)	(0.43)
(a)	Annualized.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2015.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Calculated based upon average shares outstanding.

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)(f)

$12.50	(13.93)%	$86	1.57%	3.72%	10.55%	25%

12.51	(14.26)	32	2.08	3.32	12.02	25

12.53	(13.70)	2,541	1.33	3.85	10.36	25

MARCH 1, 2016	131

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Unconstrained Equity Fund
Class A
Year Ended October 31, 2015	$19.55	$0.11	(f)	$0.66	$0.77	$(0.31)	$(3.89)	$(4.20)
Year Ended October 31, 2014	20.11	0.23		1.17	1.40	(0.17)	(1.79)	(1.96)
Year Ended October 31, 2013	16.73	0.24		3.77	4.01	(0.22)	(0.41)	(0.63)
November 30, 2011 (h) through October 31, 2012	15.00	0.17		1.56	1.73	— (i)	—	— (i)

Class C
Year Ended October 31, 2015	19.43	0.04	(f)	0.64	0.68	(0.21)	(3.89)	(4.10)
Year Ended October 31, 2014	20.01	0.14		1.16	1.30	(0.09)	(1.79)	(1.88)
Year Ended October 31, 2013	16.65	0.16		3.76	3.92	(0.15)	(0.41)	(0.56)
November 30, 2011 (h) through October 31, 2012	15.00	0.09		1.56	1.65	—	—	—

Select Class
Year Ended October 31, 2015	19.60	0.19	(f)	0.64	0.83	(0.36)	(3.89)	(4.25)
Year Ended October 31, 2014	20.15	0.27		1.19	1.46	(0.22)	(1.79)	(2.01)
Year Ended October 31, 2013	16.76	0.29		3.77	4.06	(0.26)	(0.41)	(0.67)
November 30, 2011 (h) through October 31, 2012	15.00	0.20		1.57	1.77	(0.01)	—	(0.01)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$16.12	4.76%	$244	1.00%		0.67%		7.57%		132%
19.55	7.83	75	1.35		1.27		4.32		97
20.11	24.74	70	1.35	(g)	1.37	(g)	5.36	(g)	71
16.73	11.55	56	1.35	(g)	1.14	(g)	6.89	(g)	49

16.01	4.26	317	1.48		0.21		9.92		132
19.43	7.28	74	1.85		0.77		4.82		97
20.01	24.16	69	1.85	(g)	0.87	(g)	5.85	(g)	71
16.65	11.00	56	1.85	(g)	0.65	(g)	7.38	(g)	49

16.18	5.13	1,020	0.88		1.06		7.34		132
19.60	8.11	4,156	1.10		1.52		4.06		97
20.15	25.04	3,844	1.10	(g)	1.62	(g)	5.10	(g)	71
16.76	11.77	3,075	1.10	(g)	1.40	(g)	6.64	(g)	49

MARCH 1, 2016	133

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Equity Fund
Class A
Year Ended October 31, 2015	$15.25	$0.23	(d)	$(0.50)	$(0.27)	$(0.23)	$—
Year Ended October 31, 2014	15.92	0.37	(d)(e)	(0.68)	(0.31)	(0.36)	—
Year Ended October 31, 2013	13.36	0.20	(d)	2.56	2.76	(0.20)	—
Year Ended October 31, 2012	12.61	0.22	(d)	0.74	0.96	(0.21)	—
Year Ended October 31, 2011	13.40	0.22	(d)	(0.80)	(0.58)	(0.21)	—	(f)

Class C
Year Ended October 31, 2015	14.52	0.15	(d)	(0.48)	(0.33)	(0.17)	—
Year Ended October 31, 2014	15.20	0.26	(d)(e)	(0.64)	(0.38)	(0.30)	—
Year Ended October 31, 2013	12.78	0.12	(d)	2.45	2.57	(0.15)	—
Year Ended October 31, 2012	12.08	0.16	(d)	0.69	0.85	(0.15)	—
Year Ended October 31, 2011	12.85	0.14	(d)	(0.76)	(0.62)	(0.15)	—	(f)

Select Class
Year Ended October 31, 2015	15.45	0.29	(d)	(0.53)	(0.24)	(0.26)	—
Year Ended October 31, 2014	16.13	0.39	(d)(e)	(0.67)	(0.28)	(0.40)	—
Year Ended October 31, 2013	13.52	0.23	(d)	2.61	2.84	(0.23)	—
Year Ended October 31, 2012	12.76	0.26	(d)	0.74	1.00	(0.24)	—
Year Ended October 31, 2011	13.56	0.24	(d)	(0.80)	(0.56)	(0.24)	—	(f)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.32, $0.21 and $0.34 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 2.01%, 1.40% and 2.08% for Class A, Class C and Select Class Shares, respectively.
(f)	Amount rounds to less than $0.01.

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$14.75	(1.89)%	$224,370	1.31%	1.50%		1.59%	13%
15.25	(2.06)	186,242	1.31	2.34	(e)	1.45	6
15.92	20.85	188,590	1.30	1.33		1.47	8
13.36	7.70	98,274	1.30	1.72		1.51	5
12.61	(4.49)	102,866	1.31	1.63		1.52	18

14.02	(2.36)	28,313	1.81	1.02		2.05	13
14.52	(2.59)	26,299	1.81	1.73	(e)	1.95	6
15.20	20.25	23,655	1.80	0.83		1.97	8
12.78	7.16	17,873	1.80	1.31		2.01	5
12.08	(4.93)	20,193	1.81	1.09		2.02	18

14.95	(1.66)	522,402	1.06	1.84		1.19	13
15.45	(1.88)	494,344	1.06	2.41	(e)	1.20	6
16.13	21.23	434,316	1.05	1.51		1.22	8
13.52	7.91	210,375	1.05	2.02		1.25	5
12.76	(4.26)	186,425	1.06	1.76		1.27	18

MARCH 1, 2016	135

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Income Fund
Class A
Year Ended October 31, 2015	$16.41	$0.39	(f)(g)	$(0.33)	$0.06	$(0.65)	$(0.16)	$(0.81)
Year Ended October 31, 2014	16.67	0.91	(f)(h)	(0.38)	0.53	(0.66)	(0.13)	(0.79)
Year Ended October 31, 2013	14.12	0.43	(f)	2.55	2.98	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2012	13.37	0.31	(f)	0.88	1.19	(0.44)	—	(0.44)
February 28, 2011 (i) through October 31, 2011	15.00	0.33	(f)	(1.64)	(1.31)	(0.32)	—	(0.32)

Class C
Year Ended October 31, 2015	16.36	0.39	(f)(g)	(0.42)	(0.03)	(0.58)	(0.16)	(0.74)
Year Ended October 31, 2014	16.63	0.84	(f)(h)	(0.40)	0.44	(0.58)	(0.13)	(0.71)
Year Ended October 31, 2013	14.11	0.34	(f)	2.55	2.89	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2012	13.35	0.36	(f)	0.77	1.13	(0.37)	—	(0.37)
February 28, 2011 (i) through October 31, 2011	15.00	0.30	(f)	(1.66)	(1.36)	(0.29)	—	(0.29)

Select Class
Year Ended October 31, 2015	16.45	0.49	(f)(g)	(0.37)	0.12	(0.71)	(0.16)	(0.87)
Year Ended October 31, 2014	16.71	0.96	(f)(h)	(0.40)	0.56	(0.69)	(0.13)	(0.82)
Year Ended October 31, 2013	14.14	0.47	(f)	2.55	3.02	(0.43)	(0.02)	(0.45)
Year Ended October 31, 2012	13.37	0.47	(f)	0.76	1.23	(0.46)	—	(0.46)
February 28, 2011 (i) through October 31, 2011	15.00	0.37	(f)	(1.66)	(1.29)	(0.34)	—	(0.34)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.66, $0.59 and $0.71 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 3.94%, 3.53% and 4.25% for Class A, Class C and Select Class Shares, respectively.
(i)	Commencement of operations.
(j)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$15.66	0.29%	$66,499	1.25%		2.42	%(g)	1.67%		238%
16.41	3.18	74,652	1.25		5.44	(h)	1.67		138
16.67	21.40	49,118	1.24		2.77		1.82		63
14.12	9.09	9,003	1.25		2.21		2.31		52
13.37	(8.77)	127	1.25	(j)	3.53	(j)	10.16	(j)(k)	40

15.59	(0.23)	8,649	1.75		2.45	(g)	2.20		238
16.36	2.67	3,530	1.75		5.03	(h)	2.17		138
16.63	20.74	1,957	1.74		2.16		2.32		63
14.11	8.66	646	1.75		2.69		2.95		52
13.35	(9.12)	60	1.75	(j)	3.17	(j)	10.82	(j)(k)	40

15.70	0.66	35,177	0.91		3.00	(g)	1.41		238
16.45	3.39	34,719	1.00		5.75	(h)	1.42		138
16.71	21.73	55,485	0.99		3.04		1.59		63
14.14	9.43	27,292	1.00		3.44		2.20		52
13.37	(8.68)	2,666	1.00	(j)	3.85	(j)	10.23	(j)(k)	40

MARCH 1, 2016	137

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Year Ended October 31, 2015	$14.80	$0.20	(d)	$(0.23)	$(0.03)	$(0.29)	$—
Year Ended October 31, 2014	15.25	0.36	(d)	(0.69)	(0.33)	(0.12)	—
Year Ended October 31, 2013	12.45	0.25	(d)	2.83	3.08	(0.28)	—
Year Ended October 31, 2012	12.00	0.23	(d)	0.56	0.79	(0.34)	—
Year Ended October 31, 2011	13.20	0.19	(d)	(1.08)	(0.89)	(0.31)	—	(e)

Class C
Year Ended October 31, 2015	14.41	0.10	(d)	(0.19)	(0.09)	(0.28)	—
Year Ended October 31, 2014	14.88	0.27	(d)	(0.66)	(0.39)	(0.08)	—
Year Ended October 31, 2013	12.15	0.16	(d)	2.77	2.93	(0.20)	—
Year Ended October 31, 2012	11.65	0.18	(d)	0.55	0.73	(0.23)	—
Year Ended October 31, 2011	12.84	0.15	(d)	(1.07)	(0.92)	(0.27)	—	(e)

Select Class
Year Ended October 31, 2015	15.06	0.25	(d)	(0.24)	0.01	(0.39)	—
Year Ended October 31, 2014	15.50	0.40	(d)	(0.69)	(0.29)	(0.15)	—
Year Ended October 31, 2013	12.64	0.29	(d)	2.87	3.16	(0.30)	—
Year Ended October 31, 2012	12.15	0.28	(d)	0.56	0.84	(0.35)	—
Year Ended October 31, 2011	13.37	0.26	(d)	(1.14)	(0.88)	(0.34)	—	(e)

Institutional Class
Year Ended October 31, 2015	15.13	0.24	(d)	(0.20)	0.04	(0.41)	—
Year Ended October 31, 2014	15.57	0.42	(d)	(0.69)	(0.27)	(0.17)	—
Year Ended October 31, 2013	12.69	0.31	(d)	2.88	3.19	(0.31)	—
Year Ended October 31, 2012	12.20	0.30	(d)	0.56	0.86	(0.37)	—
Year Ended October 31, 2011	13.42	0.23	(d)	(1.09)	(0.86)	(0.36)	—	(e)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$14.48	(0.15)%	$155,397	1.31%	1.34%	1.43%	43%
14.80	(2.18)	110,667	1.23	2.39	1.24	55
15.25	25.09	123,807	1.25	1.78	1.26	36
12.45	6.95	67,472	1.29	1.91	1.30	45
12.00	(6.91)	47,855	1.28	1.45	1.28	76

14.04	(0.63)	1,743	1.83	0.70	1.83	43
14.41	(2.65)	1,441	1.73	1.80	1.74	55
14.88	24.41	1,109	1.75	1.19	1.76	36
12.15	6.47	531	1.79	1.55	1.80	45
11.65	(7.37)	576	1.78	1.14	1.79	76

14.68	0.13	24,548	1.00	1.71	1.01	43
15.06	(1.91)	47,581	0.98	2.55	0.99	55
15.50	25.38	47,743	0.99	2.04	1.01	36
12.64	7.28	33,029	1.04	2.35	1.05	45
12.15	(6.77)	28,476	1.03	1.97	1.04	76

14.76	0.33	55,273	0.82	1.61	0.83	43
15.13	(1.76)	56,348	0.83	2.71	0.84	55
15.57	25.60	60,310	0.85	2.18	0.86	36
12.69	7.45	41,574	0.89	2.47	0.90	45
12.20	(6.59)	39,362	0.89	1.73	0.90	76

MARCH 1, 2016	139

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Research Enhanced Equity Fund
Class A
Year Ended October 31, 2015	$20.38	$0.43	(d)	$(0.60)	$(0.17)	$(0.40)	$(3.27)	$(3.67)	$—
Year Ended October 31, 2014	21.20	0.47	(d)	(0.56)	(0.09)	(0.39)	(0.34)	(0.73)	—
Year Ended October 31, 2013	17.24	0.38	(d)	4.00	4.38	(0.42)	—	(0.42)	—
Year Ended October 31, 2012	16.83	0.37	(d)	0.45	0.82	(0.41)	—	(0.41)	—
Year Ended October 31, 2011	19.03	0.40	(d)	(2.16)	(1.76)	(0.44)	—	(0.44)	—	(e)

Class C
Year Ended October 31, 2015	19.68	0.33	(d)	(0.58)	(0.25)	(0.31)	(3.27)	(3.58)	—
Year Ended October 31, 2014	20.51	0.36	(d)	(0.56)	(0.20)	(0.29)	(0.34)	(0.63)	—
Year Ended October 31, 2013	16.68	0.27	(d)	3.86	4.13	(0.30)	—	(0.30)	—
Year Ended October 31, 2012	16.27	0.25	(d)	0.44	0.69	(0.28)	—	(0.28)	—
Year Ended October 31, 2011	18.41	0.26	(d)	(2.09)	(1.83)	(0.31)	—	(0.31)	—	(e)

Select Class
Year Ended October 31, 2015	20.54	0.48	(d)	(0.60)	(0.12)	(0.45)	(3.27)	(3.72)	—
Year Ended October 31, 2014	21.36	0.52	(d)	(0.56)	(0.04)	(0.44)	(0.34)	(0.78)	—
Year Ended October 31, 2013	17.36	0.40	(d)	4.06	4.46	(0.46)	—	(0.46)	—
Year Ended October 31, 2012	16.96	0.41	(d)	0.45	0.86	(0.46)	—	(0.46)	—
Year Ended October 31, 2011	19.17	0.45	(d)	(2.17)	(1.72)	(0.49)	—	(0.49)	—	(e)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.
(f)	Amount rounds to less than 0.01%.

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$16.54	(0.29)%	$82,667	0.60%	2.51%	0.99%	39%
20.38	(0.40)	96,325	0.59	2.23	1.10	63
21.20	25.84	108,193	0.75	2.04	1.35	51
17.24	5.16	96,191	1.07	2.27	1.31	19
16.83	(9.45)	99,046	1.07	2.16	1.31	40

15.85	(0.77)	18,423	1.10	2.01	1.52	39
19.68	(0.93)	20,724	1.09	1.75	1.60	63
20.51	25.09	21,802	1.30	1.49	1.85	51
16.68	4.43	16,291	1.79	1.57	1.81	19
16.27	(10.08)	15,428	1.78	1.46	1.81	40

16.70	0.00 (f)	779,908	0.35	2.79	0.60	39
20.54	(0.16)	562,180	0.34	2.45	0.84	63
21.36	26.18	464,273	0.53	2.10	1.09	51
17.36	5.40	469,065	0.82	2.51	1.06	19
16.96	(9.21)	502,764	0.82	2.40	1.05	40

MARCH 1, 2016	141

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class A
Year Ended October 31, 2015	$18.59	$0.09	(f)(g)	$0.39	$0.48	$(0.17)	$(1.29)	$(1.46)
Year Ended October 31, 2014	20.59	0.13	(h)	(0.65)	(0.52)	(0.17)	(1.31)	(1.48)
Year Ended October 31, 2013	17.28	0.15		3.62	3.77	(0.11)	(0.35)	(0.46)
November 30, 2011 (j) through October 31, 2012	15.00	0.17		2.11	2.28	—	—	—

Class C
Year Ended October 31, 2015	18.44	(0.02	)(f)(g)	0.39	0.37	(0.07)	(1.29)	(1.36)
Year Ended October 31, 2014	20.47	0.09	(h)	(0.69)	(0.60)	(0.12)	(1.31)	(1.43)
Year Ended October 31, 2013	17.20	0.07		3.59	3.66	(0.04)	(0.35)	(0.39)
November 30, 2011 (j) through October 31, 2012	15.00	0.10		2.10	2.20	—	—	—

Select Class
Year Ended October 31, 2015	18.67	0.15	(f)(g)	0.38	0.53	(0.20)	(1.29)	(1.49)
Year Ended October 31, 2014	20.64	0.21	(h)	(0.67)	(0.46)	(0.20)	(1.31)	(1.51)
Year Ended October 31, 2013	17.32	0.21		3.60	3.81	(0.14)	(0.35)	(0.49)
November 30, 2011 (j) through October 31, 2012	15.00	0.21		2.11	2.32	—	—	—
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.10, $0.06 and $0.17 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.80%, 0.37% and 0.99% for Class A, Class C and Select Class Shares, respectively.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(j)	Commencement of operations.

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$17.61	3.04%	$5,824	1.24%		0.49	%(g)	2.31%		42%
18.59	(2.47)	351	1.32		0.98	(h)	5.09		63
20.59	22.23	83	1.32	(i)	0.89	(i)	7.99	(i)	65
17.28	15.20	58	1.32	(i)	1.17	(i)	6.99	(i)	40

17.45	2.39	3,439	1.74		(0.12	)(g)	2.79		42
18.44	(2.91)	137	1.82		0.55	(h)	6.19		63
20.47	21.61	76	1.82	(i)	0.40	(i)	8.35	(i)	65
17.20	14.67	57	1.82	(i)	0.67	(i)	7.47	(i)	40

17.71	3.29	59,858	0.89		0.83	(g)	1.84		42
18.67	(2.18)	3,868	1.07		1.17	(h)	5.55		63
20.64	22.49	3,925	1.07	(i)	1.17	(i)	7.52	(i)	65
17.32	15.47	3,175	1.07	(i)	1.42	(i)	6.74	(i)	40

MARCH 1, 2016	143

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Value Fund
Class A
Year Ended October 31, 2015	$14.14	$0.18	(d)(e)	$(0.83)	$(0.65)	$(0.47)	$—
Year Ended October 31, 2014	15.02	0.47	(d)(e)(f)	(1.07)	(0.60)	(0.28)	—
Year Ended October 31, 2013	12.18	0.22	(d)	2.91	3.13	(0.29)	—
Year Ended October 31, 2012	12.05	0.31	(d)	0.21	0.52	(0.39)	—
Year Ended October 31, 2011	13.36	0.28	(d)	(1.17)	(0.89)	(0.42)	—	(g)

Class C
Year Ended October 31, 2015	13.72	0.10	(d)(e)	(0.78)	(0.68)	(0.39)	—
Year Ended October 31, 2014	14.61	0.38	(d)(e)(f)	(1.05)	(0.67)	(0.22)	—
Year Ended October 31, 2013	11.84	0.16	(d)	2.83	2.99	(0.22)	—
Year Ended October 31, 2012	11.72	0.25	(d)	0.19	0.44	(0.32)	—
Year Ended October 31, 2011	13.01	0.21	(d)	(1.14)	(0.93)	(0.36)	—	(g)

Select Class
Year Ended October 31, 2015	14.48	0.23	(d)(e)	(0.84)	(0.61)	(0.50)	—
Year Ended October 31, 2014	15.19	0.45	(d)(e)(f)	(1.04)	(0.59)	(0.12)	—
Year Ended October 31, 2013	12.31	0.27	(d)	2.93	3.20	(0.32)	—
Year Ended October 31, 2012	12.19	0.34	(d)	0.21	0.55	(0.43)	—
Year Ended October 31, 2011	13.50	0.31	(d)	(1.18)	(0.87)	(0.44)	—	(g)

Institutional Class
Year Ended October 31, 2015	14.41	0.23	(d)(e)	(0.83)	(0.60)	(0.52)	—
Year Ended October 31, 2014	15.29	0.53	(d)(e)(f)	(1.09)	(0.56)	(0.32)	—
Year Ended October 31, 2013	12.38	0.29	(d)	2.95	3.24	(0.33)	—
Year Ended October 31, 2012	12.26	0.36	(d)	0.20	0.56	(0.44)	—
Year Ended October 31, 2011	13.59	0.33	(d)	(1.19)	(0.86)	(0.47)	—	(g)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.39, $0.30, $0.37 and $0.45 for Class A, Class C, Select Class and Institutional Class Shares, respectively and the net investment income (loss) ratio would have been 2.67%, 2.13%, 2.44% and 2.99% for Class A, Class C, Select Class and Institutional Class Shares, respectively.
(g)	Amount rounds to less than $0.01.

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$13.02	(4.63)%	$695,251	1.35%	1.31	%(e)	1.45%	74%
14.14	(4.09)	491,010	1.33	3.19	(e)(f)	1.36	59
15.02	26.13	221,077	1.33	1.66		1.35	66
12.18	4.64	124,691	1.35	2.66		1.37	62
12.05	(6.91)	113,976	1.34	2.15		1.36	60

12.65	(5.01)	31,296	1.85	0.79	(e)	1.90	74
13.72	(4.64)	31,176	1.83	2.65	(e)(f)	1.86	59
14.61	25.58	22,682	1.83	1.19		1.85	66
11.84	4.04	14,311	1.85	2.23		1.87	62
11.72	(7.38)	16,510	1.84	1.60		1.86	60

13.37	(4.28)	233,045	1.03	1.62	(e)	1.03	74
14.48	(3.90)	300,712	1.08	2.96	(e)(f)	1.10	59
15.19	26.46	1,634,392	1.09	1.99		1.10	66
12.31	4.87	1,458,864	1.10	2.92		1.12	62
12.19	(6.65)	1,413,804	1.09	2.37		1.12	60

13.29	(4.23)	1,480,321	0.95	1.63	(e)	0.99	74
14.41	(3.75)	2,932,420	0.93	3.51	(e)(f)	0.96	59
15.29	26.72	1,087,334	0.94	2.08		0.95	66
12.38	5.00	639,798	0.94	3.03		0.97	62
12.26	(6.56)	545,034	0.94	2.48		0.96	60

MARCH 1, 2016	145

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid European Fund
Class A
Year Ended October 31, 2015	$24.54	$0.36	(d)	$0.32	$0.68	$(0.81)	$—
Year Ended October 31, 2014	24.79	0.66	(d)	(0.90)	(0.24)	(0.01)	—
Year Ended October 31, 2013	17.89	0.27	(d)	6.87	7.14	(0.24)	—
Year Ended October 31, 2012	16.98	0.26	(d)(e)	1.19	1.45	(0.54)	—
Year Ended October 31, 2011	18.28	0.27	(d)	(1.28)	(1.01)	(0.29)	—	(f)

Class C
Year Ended October 31, 2015	21.99	0.21	(d)	0.29	0.50	(0.72)	—
Year Ended October 31, 2014	22.32	0.47	(d)	(0.79)	(0.32)	(0.01)	—
Year Ended October 31, 2013	16.11	0.18	(d)	6.16	6.34	(0.13)	—
Year Ended October 31, 2012	15.33	0.22	(d)(e)	1.01	1.23	(0.45)	—
Year Ended October 31, 2011	16.53	0.16	(d)	(1.16)	(1.00)	(0.20)	—	(f)

Select Class
Year Ended October 31, 2015	24.95	0.45	(d)	0.32	0.77	(0.89)	—
Year Ended October 31, 2014	25.18	0.71	(d)	(0.88)	(0.17)	(0.06)	—
Year Ended October 31, 2013	18.15	0.22	(d)	7.07	7.29	(0.26)	—
Year Ended October 31, 2012	17.24	0.38	(d)(e)	1.12	1.50	(0.59)	—
Year Ended October 31, 2011	18.54	0.32	(d)	(1.30)	(0.98)	(0.32)	—	(f)

Institutional Class
Year Ended October 31, 2015	25.23	0.54	(d)	0.28	0.82	(0.92)	—
Year Ended October 31, 2014	25.46	0.79	(d)	(0.93)	(0.14)	(0.09)	—
Year Ended October 31, 2013	18.35	0.22	(d)	7.20	7.42	(0.31)	—
Year Ended October 31, 2012	17.42	0.40	(d)(e)	1.17	1.57	(0.64)	—
Year Ended October 31, 2011	18.75	0.37	(d)	(1.32)	(0.95)	(0.38)	—	(f)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.24, $0.21, $0.37 and $0.39 for Class A, Class C, Select Class and Institutional Class Shares, respectively, and the net investment income (loss) ratio would have been 1.44%, 1.39%, 2.20% and 2.28% for Class A, Class C, Select Class and Institutional Class Shares, respectively.
(f)	Amount rounds to less than $0.01.

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$24.41	2.86%	$219,548	1.41%	1.48%		1.41%	167%
24.54	(0.95)	192,865	1.30	2.55		1.31	197
24.79	40.30	98,202	1.47	1.30		1.76	253
17.89	9.04	94,840	1.50	1.54	(e)	1.74	297
16.98	(5.67)	61,113	1.49	1.45		1.66	360

21.77	2.37	75,145	1.91	0.98		1.91	167
21.99	(1.46)	61,814	1.80	2.00		1.81	197
22.32	39.62	21,663	1.95	0.94		2.27	253
16.11	8.47	8,953	2.00	1.48	(e)	2.26	297
15.33	(6.13)	11,605	1.99	0.93		2.16	360

24.83	3.22	579,389	1.07	1.81		1.07	167
24.95	(0.68)	409,675	1.05	2.69		1.06	197
25.18	40.63	328,979	1.18	0.94		1.33	253
18.15	9.27	15,469	1.25	2.29	(e)	1.51	297
17.24	(5.43)	17,629	1.23	1.71		1.40	360

25.13	3.36	194,930	0.90	2.16		0.91	167
25.23	(0.56)	375,683	0.90	2.93		0.91	197
25.46	40.95	249,744	0.98	0.96		1.18	253
18.35	9.63	16,151	1.00	2.37	(e)	1.35	297
17.42	(5.20)	11,913	1.00	1.96		1.25	360

MARCH 1, 2016	147

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid International Fund
Class A
Year Ended October 31, 2015	$19.49	$0.34	(d)(e)	$(0.26)	$0.08	$(0.21)	$—
Year Ended October 31, 2014	19.79	0.39	(d)(e)	(0.45)	(0.06)	(0.24)	—
Year Ended October 31, 2013	15.90	0.25	(d)	3.88	4.13	(0.24)	—
Year Ended October 31, 2012	15.32	0.25	(d)	0.49	0.74	(0.16)	—
Year Ended October 31, 2011	16.59	0.24	(d)	(1.27)	(1.03)	(0.24)	—	(f)

Class C
Year Ended October 31, 2015	19.63	0.23	(d)(e)	(0.24)	(0.01)	(0.10)	—
Year Ended October 31, 2014	19.92	0.36	(d)(e)	(0.52)	(0.16)	(0.13)	—
Year Ended October 31, 2013	16.00	0.17	(d)	3.90	4.07	(0.15)	—
Year Ended October 31, 2012	15.36	0.18	(d)	0.50	0.68	(0.04)	—
Year Ended October 31, 2011	16.61	0.15	(d)	(1.26)	(1.11)	(0.14)	—	(f)

Select Class
Year Ended October 31, 2015	20.22	0.42	(d)(e)	(0.26)	0.16	(0.25)	—
Year Ended October 31, 2014	20.51	0.51	(d)(e)	(0.53)	(0.02)	(0.27)	—
Year Ended October 31, 2013	16.46	0.31	(d)	4.01	4.32	(0.27)	—
Year Ended October 31, 2012	15.85	0.30	(d)	0.51	0.81	(0.20)	—
Year Ended October 31, 2011	16.99	0.26	(d)	(1.28)	(1.02)	(0.12)	—	(f)

Institutional Class
Year Ended October 31, 2015	19.95	0.52	(d)(e)	(0.34)	0.18	(0.30)	—
Year Ended October 31, 2014	20.23	0.49	(d)(e)	(0.46)	0.03	(0.31)	—
Year Ended October 31, 2013	16.24	0.34	(d)	3.97	4.31	(0.32)	—
Year Ended October 31, 2012	15.66	0.33	(d)	0.50	0.83	(0.25)	—
Year Ended October 31, 2011	16.94	0.32	(d)	(1.29)	(0.97)	(0.31)	—	(f)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than $0.01.

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$19.36	0.45%	$152,834	1.29%	1.75	%(e)	1.49%	33%
19.49	(0.33)	101,114	1.39	1.96	(e)	1.46	48
19.79	26.25	60,135	1.47	1.42		1.54	49
15.90	4.97	32,231	1.50	1.65		1.62	46
15.32	(6.30)	31,942	1.50	1.42		1.61	79

19.52	(0.05)	2,789	1.78	1.17	(e)	1.91	33
19.63	(0.84)	1,318	1.89	1.79	(e)	1.96	48
19.92	25.60	1,131	1.98	0.94		2.04	49
16.00	4.45	875	2.00	1.18		2.12	46
15.36	(6.75)	1,018	2.00	0.91		2.11	79

20.13	0.80	19,292	0.97	2.04	(e)	1.12	33
20.22	(0.13)	15,963	1.14	2.47	(e)	1.21	48
20.51	26.56	13,916	1.23	1.68		1.29	49
16.46	5.24	9,467	1.25	1.94		1.37	46
15.85	(6.08)	12,225	1.25	1.51		1.37	79

19.83	0.93	51,833	0.85	2.57	(e)	0.91	33
19.95	0.13	1,474,870	0.89	2.39	(e)	1.05	48
20.23	26.90	582,599	0.97	1.88		1.14	49
16.24	5.50	303,575	1.00	2.16		1.21	46
15.66	(5.85)	178,258	1.00	1.88		1.20	79

MARCH 1, 2016	149

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Latin America Fund
Class A
Year Ended October 31, 2015	$17.43	$0.14	(d)	$(6.23)	$(6.09)	$(0.03)	$—
Year Ended October 31, 2014	18.47	0.10	(d)	(1.02)	(0.92)	(0.12)	—
Year Ended October 31, 2013	18.46	0.10	(d)	(0.05)	0.05	(0.04)	—
Year Ended October 31, 2012	18.88	0.10	(d)	(0.49)	(0.39)	(0.03)	—
Year Ended October 31, 2011	21.43	0.14	(d)	(2.71)	(2.57)	—	0.02

Class C
Year Ended October 31, 2015	17.11	0.06	(d)	(6.10)	(6.04)	(0.01)	—
Year Ended October 31, 2014	18.12	0.02	(d)	(1.00)	(0.98)	(0.03)	—
Year Ended October 31, 2013	18.21	0.01	(d)	(0.06)	(0.05)	(0.04)	—
Year Ended October 31, 2012	18.72	0.01	(d)	(0.49)	(0.48)	(0.03)	—
Year Ended October 31, 2011	21.35	0.04	(d)	(2.69)	(2.65)	—	0.02

Select Class
Year Ended October 31, 2015	17.58	0.17	(d)	(6.27)	(6.10)	(0.08)	—
Year Ended October 31, 2014	18.63	0.16	(d)	(1.04)	(0.88)	(0.17)	—
Year Ended October 31, 2013	18.59	0.15	(d)	(0.05)	0.10	(0.06)	—
Year Ended October 31, 2012	18.98	0.13	(d)	(0.48)	(0.35)	(0.04)	—
Year Ended October 31, 2011	21.48	0.20	(d)	(2.71)	(2.51)	—	0.01
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$11.31	(34.97)%	$12,044	1.66%	0.97%	2.08%	25%
17.43	(4.98)	26,591	1.70	0.55	1.89	58
18.47	0.25	24,688	1.70	0.54	1.91	37
18.46	(2.04)	17,490	1.86	0.52	2.03	49
18.88	(11.90)	11,297	1.89	0.71	2.00	53

11.06	(35.30)	2,108	2.16	0.45	2.58	25
17.11	(5.42)	3,778	2.20	0.11	2.39	58
18.12	(0.30)	4,292	2.20	0.07	2.42	37
18.21	(2.54)	3,370	2.37	0.05	2.52	49
18.72	(12.32)	3,522	2.39	0.22	2.50	53

11.40	(34.80)	49,918	1.41	1.22	1.65	25
17.58	(4.72)	79,367	1.45	0.88	1.64	58
18.63	0.50	109,334	1.45	0.79	1.67	37
18.59	(1.85)	60,487	1.61	0.69	1.78	49
18.98	(11.64)	59,416	1.64	0.97	1.76	53

MARCH 1, 2016	151

Additional Fee and Expense Information

Additional Fee and Expense Information for the JPMT II Funds and Former One Group Mutual Funds

In connection with the 2004 final settlement between Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), with the New York Attorney General arising out of market timing of certain mutual funds advised by BOIA, BOIA agreed, among other things, to disclose hypothetical information regarding investment and expense information to Fund shareholders. The hypothetical examples are provided for JPMT II Funds or those Funds that have acquired the assets and liabilities of a JPMT II Fund or a series of One Group Mutual Funds.

The “Gross Expense Ratio” includes the contractual expenses that make up the investment advisory, administration and shareholder servicing fees, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

The table below shows the ratios for Class A, Class C and Select Class Shares of the affected Funds offered in this prospectus.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan International Equity Fund	A	1.31%	1.60%
	C	1.81%	2.07%
	Select	1.06%	1.20%

JPMorgan International Research Enhanced Equity Fund	A	0.60%	1.01%
	C	1.10%	1.53%
	Select	0.35%	0.61%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On February 28, 2016, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 28, 2017	$651	-0.51%	-1.75%	-1.75%	$184	5.00%	3.19%	3.19%
February 28, 2018	$160	4.46%	1.59%	3.40%	$217	10.25%	6.21%	2.93%
February 28, 2019	$165	9.68%	5.04%	3.40%	$223	15.76%	9.33%	2.93%
February 29, 2020	$171	15.17%	8.61%	3.40%	$230	21.55%	12.53%	2.93%
February 28, 2021	$177	20.93%	12.30%	3.40%	$236	27.63%	15.83%	2.93%
February 28, 2022	$183	26.97%	16.12%	3.40%	$243	34.01%	19.22%	2.93%
February 28, 2023	$189	33.32%	20.07%	3.40%	$250	40.71%	22.71%	2.93%
February 29, 2024	$195	39.99%	24.15%	3.40%	$258	47.75%	26.31%	2.93%
February 28, 2025	$202	46.99%	28.37%	3.40%	$265	55.13%	30.01%	2.93%
February 28, 2026	$209	54.34%	32.74%	3.40%	$273	62.89%	33.82%	2.93%

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended February 28, 2017) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$284	4.00%	2.19%	2.19%

JPMorgan International Equity Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 28, 2017	$108	5.00%	3.94%	3.94%
February 28, 2018	$127	10.25%	7.89%	3.80%
February 28, 2019	$132	15.76%	11.99%	3.80%
February 29, 2020	$137	21.55%	16.25%	3.80%
February 28, 2021	$142	27.63%	20.66%	3.80%
February 28, 2022	$148	34.01%	25.25%	3.80%
February 28, 2023	$153	40.71%	30.01%	3.80%
February 29, 2024	$159	47.75%	34.95%	3.80%
February 28, 2025	$165	55.13%	40.08%	3.80%
February 28, 2026	$171	62.89%	45.40%	3.80%

MARCH 1, 2016	153

Additional Fee and Expense Information (continued)

JPMorgan International Research Enhanced Equity Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 28, 2017	$583	-0.51%	-1.08%	-1.08%	$112	5.00%	3.90%	3.90%
February 28, 2018	$102	4.46%	2.87%	3.99%	$162	10.25%	7.51%	3.47%
February 28, 2019	$106	9.68%	6.97%	3.99%	$167	15.76%	11.24%	3.47%
February 29, 2020	$110	15.17%	11.24%	3.99%	$173	21.55%	15.10%	3.47%
February 28, 2021	$115	20.93%	15.68%	3.99%	$179	27.63%	19.09%	3.47%
February 28, 2022	$119	26.97%	20.29%	3.99%	$185	34.01%	23.22%	3.47%
February 28, 2023	$124	33.32%	25.09%	3.99%	$192	40.71%	27.50%	3.47%
February 29, 2024	$129	39.99%	30.08%	3.99%	$198	47.75%	31.92%	3.47%
February 28, 2025	$134	46.99%	35.27%	3.99%	$205	55.13%	36.50%	3.47%
February 28, 2026	$139	54.34%	40.67%	3.99%	$212	62.89%	41.24%	3.47%

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended February 28, 2017) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$212	4.00%	2.90%	2.90%

JPMorgan International Research Enhanced Equity Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 28, 2017	$36	5.00%	4.65%	4.65%
February 28, 2018	$65	10.25%	9.24%	4.39%
February 28, 2019	$68	15.76%	14.04%	4.39%
February 29, 2020	$71	21.55%	19.05%	4.39%
February 28, 2021	$74	27.63%	24.27%	4.39%
February 28, 2022	$77	34.01%	29.73%	4.39%
February 28, 2023	$81	40.71%	35.42%	4.39%
February 29, 2024	$84	47.75%	41.37%	4.39%
February 28, 2025	$88	55.13%	47.57%	4.39%
February 28, 2026	$92	62.89%	54.05%	4.39%

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC Washington, DC 20549-1520 1-202-551-8090 Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds except International Research Enhanced Equity Fund is 811-21295.

Investment Company Act File No. for International Research Enhanced Equity Fund is 811-4236.

©JPMorgan Chase & Co. 2016. All rights reserved. July 2016.

PR-INTEQACSI-316-2

Prospectus

J.P. Morgan International Equity Funds

Class R2, Class R5 & Class R6 Shares

March 1, 2016, as supplemented July 1, 2016

JPMorgan Emerging Economies Fund

Class/Ticker: R5/JEERX; R6/JEEEX

JPMorgan Emerging Markets Equity Fund

Class/Ticker: R6/JEMWX

JPMorgan Emerging Markets Equity Income Fund

Class/Ticker: R5/JEMPX; R6/JEMLX

JPMorgan Global Unconstrained Equity Fund

Class/Ticker: R2/*; R5/JFETX; R6/JFEUX

JPMorgan International Equity Fund

Class/Ticker: R2/JIEZX; R5/JIERX; R6/JNEMX

JPMorgan International Equity Income Fund

Class/Ticker: R2/JGEZX; R5/JEIRX; R6/JIEFX

JPMorgan International Opportunities Fund

Class/Ticker: R6/JIOMX

JPMorgan International Research Enhanced Equity Fund

Class/Ticker: R2/JEIZX

JPMorgan International Unconstrained Equity Fund

Class/Ticker: R2/IUERX; R5/IUEFX; R6/IUENX

JPMorgan International Value Fund

Class/Ticker: R2/JPVZX; R6/JNVMX

JPMorgan Intrepid International Fund

Class/Ticker: R2/JIIZX; R6/JIFFX

JPMorgan Latin America Fund

Class/Ticker: R6/JLTNX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Emerging Economies Fund

Class/Ticker: R5/JEERX; R6/JEEEX

What is the goal of the Fund?

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R5	Class R6
Management Fees	0.85%	0.85%
Distribution (Rule 12b-1) Fees	NONE	NONE
Other Expenses	0.25	0.20
Shareholder Service Fees	0.05	NONE
Remainder of Other Expenses	0.20	0.20 [1]

Total Annual Fund Operating Expenses	1.10	1.05
Fee Waivers and Expense Reimbursements[2]	(0.15)	(0.20)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.95	0.85

1	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.95% and 0.85% of the average daily net assets of Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 5/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 5/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	97	335	592	1,327
CLASS R6 SHARES ($)	87	314	560	1,265

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.

MARCH 1, 2016	1

JPMorgan Emerging Economies Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets companies and other investments that are tied economically to emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund is not constrained by capitalization or style limits and will invest across sectors. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may use exchange-traded futures for the efficient management of cash flows. The Fund may also use participation notes in the management of portfolio assets.

Investment Process: The adviser believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, the adviser adheres to a disciplined process for security selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe which the adviser uses to select securities. Securities held in the Fund that the adviser believes have become over-valued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for country and sector weights, number of securities held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.”

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts, futures and participation notes may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Structured Instrument Risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (“structured instruments”) are structured, synthetic instruments that generally attempt to replicate the performance of a particular equity or market (“reference assets”). There can be no assurance that structured instruments will trade at the same price or have the same value as the reference assets. In addition, structured instruments may be subject to transfer restrictions and may be illiquid or thinly traded and less liquid than other types of securities, which may also expose the Fund to risks of mispricing or improper valuation. Structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for repayment. Structured instruments also have the same risks associated with a direct investment in the reference assets.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry

MARCH 1, 2016	3

JPMorgan Emerging Economies Fund (continued)

or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past seven calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes), and the Lipper Emerging Markets Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class R6 Shares is based on the performance of Class R5 Shares prior to the inception of Class R6 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	33.75%
Worst Quarter	3rd quarter, 2011	–25.53%

AVERAGE ANNUAL TOTAL RETURN (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (since 2/28/08)
CLASS R5 SHARES
Return Before Taxes	(14.48)%	(5.28)%	(2.76)%
Return After Taxes on Distributions	(14.48)	(5.42)	(3.02)
Return After Taxes on Distributions and Sale of Fund Shares	(8.20)	(3.73)	(1.93)
CLASS R6 SHARES
Return Before Taxes	(14.51)	(5.29)	(2.77)
MSCI EMERGING MARKETS INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(14.92)	(4.81)	(2.45)
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	(14.50)	(4.23)	(2.48)

After-tax returns are shown only for the Class R5 Shares and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Anuj Arora	2008	Managing Director
George Iwanicki, Jr.	2008	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	5

JPMorgan Emerging Markets Equity Fund

Class/Ticker: R6/JEMWX

What is the goal of the Fund?

The Fund seeks to provide high total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.85%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.16
Shareholder Service Fees	NONE
Remainder of Other Expenses	0.16

Total Annual Fund Operating Expenses	1.01
Fee Waivers and Expense Reimbursements[1]	(0.16)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.85

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.85% of the average daily net assets of Class R6 Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 5/31/17, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 5/31/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE
	1 Year	3 Years	5 Years	10 Years
CLASS R6 SHARES ($)	87	306	542	1,222

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities and equity-related instruments that are tied economically to emerging markets. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. Securities and instruments tied economically to an emerging market include: (i) securities of issuers that are organized under the laws of an emerging markets country or that maintain their principal place of business in an emerging markets country; (ii) securities that are traded principally in an emerging market country; (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging markets country or that have at least 50% of their assets in an emerging market country; or (iv) securities or other instruments that expose the Fund to the economic fortunes and risks of one or more emerging market countries. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, warrants and rights, participation notes or other structured notes, and other instruments that provide economic exposure to one or more equity securities.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The adviser attempts to emphasize securities that it believes are undervalued, while underweighting or avoiding securities that appear to the adviser to be overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio managers are primarily responsible for implementing the recommendations of the research analysts, who make their recommendations based on the security ranking system described below.

Research analysts use their local expertise to identify, research, and rank companies according to their expected performance. Securities are assessed using a two-part analysis which considers both expected short-term price moves (security ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage creativity, considerable autonomy is given to research analysts at the stock idea generation stage of the process.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.”

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other

MARCH 1, 2016	7

JPMorgan Emerging Markets Equity Fund (continued)

countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Structured Instrument Risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (“structured instruments”), are structured, synthetic instruments that generally attempt to replicate the performance of a particular equity or market (“reference assets”). There can be no assurance that structured instruments will trade at the same price or have the same value as the reference assets. In addition, structured instruments may be subject to transfer restrictions and may be illiquid or thinly traded and less liquid than other types of securities, which may also expose the Fund to risks of mispricing or improper valuation. Structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for repayment. Structured instruments also have the same risks associated with a direct investment in the reference assets.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes) and the Lipper Emerging Markets Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class R6 Shares prior to their inception is based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	32.52%
Worst Quarter	4th quarter, 2008	–25.81%

AVERAGE ANNUAL TOTAL RETURN For periods ended December 31, 2015
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	(15.82)%	(4.56)%	3.88%
Return After Taxes on Distributions	(15.91)	(4.60)	3.83
Return After Taxes on Distributions and Sale of Fund Shares	(8.64)	(3.23)	3.24
MSCI EMERGING MARKETS INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(14.92)	(4.81)	3.61
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	(14.50)	(4.23)	3.22

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

MARCH 1, 2016	9

JPMorgan Emerging Markets Equity Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Leon Eidelman	2013	Managing Director
Austin Forey	2005	Managing Director
Amit Mehta	2013	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Emerging Markets Equity Income Fund

Class/Ticker: R5/JEMPX; R6/JEMLX

What is the goal of the Fund?

The Fund seeks to provide both current income and long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R5	Class R6
Management Fees	1.00%	1.00%
Distribution (Rule 12b-1) Fees	NONE	NONE
Other Expenses	9.92	9.91
Shareholder Service Fees	0.05	NONE
Remainder of Other Expenses[1]	9.87	9.91

Total Annual Fund Operating Expenses	10.92	10.91
Fee Waivers and Expense Reimbursements[2]	(9.82)	(9.86)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.10	1.05

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of Transfer Agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.10% and 1.05% of the average daily net assets of Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE
	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	112	2,249	4,140	7,972
CLASS R6 SHARES ($)	107	2,243	4,134	7,967

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (December 12, 2014 through October 31, 2015), the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

MARCH 1, 2016	11

JPMorgan Emerging Markets Equity Income Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities of emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging markets; or where at least 50% of the assets of which are located in emerging markets. Generally, the Fund intends to focus on dividend yielding equity and equity-like securities.

For purposes of the policy above, the Fund may invest in equity-like securities of emerging market companies by purchasing structured notes, such as participation notes. The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The Fund may invest a substantial part of its assets in just one country.

The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, depositary receipts, convertible securities, warrants and rights, real estate investment trusts (REITs), trust or partnership interests, privately placed securities, and other instruments that have similar economic characteristics to equity securities, including certain structured notes, such as participation notes.

The Fund may also invest in equity or debt securities of any type of foreign or U.S. issuer.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may utilize currency forwards (including non-deliverable forwards) to reduce currency exposures, where practical, for the purpose of risk management. The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows.

Investment Process: The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity and equity-like securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns. The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.”

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Derivatives Risk. Derivatives, including forward currency contracts, futures and structured investments, including participation notes, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its currency exposure.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Structured Instrument Risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (“structured instruments”) are structured, synthetic instruments that generally attempt to replicate the performance of a particular equity or market (“reference assets”). There can be no assurance that structured instruments will trade at the same price or have the same value as the reference assets. In addition, structured instruments may be subject to transfer restrictions and may be illiquid or thinly traded and less liquid than other types

MARCH 1, 2016	13

JPMorgan Emerging Markets Equity Income Fund (continued)

of securities, which may also expose the Fund to risks of mispricing or improper valuation. Structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for repayment. Structured instruments also have the same risks associated with a direct investment in the reference assets.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Income Risk. The Fund’s ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of issuers held by the Fund could make it difficult for the Fund to provide a predictable level of income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risk of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied over the past calendar year. The table shows average annual total return for the past one year and life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Emerging Markets Index (net of foreign withholding taxes) and the Lipper Emerging Markets Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorgan funds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2015	–0.49%
Worst Quarter	3rd quarter, 2015	–16.89%

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2014)
	Past 1 Year	Life of Fund (since 12/12/14)
CLASS R6 SHARES
Return Before Taxes	(21.73)%	(19.82)%
Return After Taxes on Distribution	(22.15)	(20.46)
Return After Taxes on Distribution and Sale of Fund Shares	(11.48)	(14.88)
CLASS R5 SHARES
Return Before Taxes	(21.83)	(19.92)
MSCI EMERGING MARKETS INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(14.92)	(12.53)
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	(14.50)	(14.50)

After-tax returns are shown for only the Class R6 Shares and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns show are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund since	Primary Title with Investment Adviser
Omar Negyal	2013	Executive Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	15

JPMorgan Global Unconstrained Equity Fund

Class/Ticker: R2/*; R5/JFETX; R6/JFEUX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees[1]	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	7.60	7.40	7.34
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses[2]	7.35	7.35	7.34
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses[1]	8.81	8.11	8.05
Fee Waivers and Expense Reimbursements[3]	(7.31)	(7.31)	(7.30)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[3]	1.50	0.80	0.75

*	The share class does not have an exchange ticker symbol because it currently is not offered to the general public.

1	As of December 1, 2014, the Fund’s advisory fee was reduced; therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent year, except that these expenses have been adjusted to reflect a reallocation of Transfer Agency expense among the classes as if they have been in effect during the most recent fiscal year.

3	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.50%, 0.80% and 0.75% of the average daily net assets of Class R2, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	153	1,907	3,531	7,079
CLASS R5 SHARES ($)	82	1,720	3,257	6,702
CLASS R6 SHARES ($)	77	1,704	3,234	6,669

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 132% of the average value of its portfolio.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

What are the Fund’s main investment strategies?

The Fund primarily invests in equity securities of global (U.S. and foreign) companies and is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country, including emerging markets. The Fund may at any time focus on companies of any particular capitalization sizes, sectors and/or locations.

Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States. The investments outside the United States will be invested in issuers located in both developed and emerging markets. Because of the unconstrained nature of the Fund, it may at times have significant exposure in emerging markets or in a particular country.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, participation notes and warrants and rights. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser selects securities for the Fund’s portfolio, using a bottom-up approach that includes a combination of proprietary investment research and individual security selection. This process generally looks for securities that the adviser believes are attractively valued, possess strong free cash flow and have the potential for continued growth opportunities. Stock ideas are generated by an extensive global network of locally based research analysts and managers and global sector specialists. Based on the input of this network, the adviser then selects its highest conviction securities for inclusion in the Fund. The adviser is largely unrestricted by capitalization, regional and sector limits, allowing it to construct a portfolio that focuses on the most attractive security opportunities regardless of the company’s size, location or its sector orientation.

The Fund may sell securities if the adviser’s conviction in a security changes, if the company’s fundamentals change, or if the adviser believes the security is no longer attractively valued. Investments may also be sold if certain political and economic events occur or if the adviser identifies a security that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met. The adviser has great flexibility in selecting investments because the Fund is unconstrained by capitalization, sector and style. This increased flexibility may present greater investment risk than a fund with more rigid investment restrictions because the success of the adviser’s portfolio selections is dependent upon a greater number of variables.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.”

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Value Investing Risk. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent

MARCH 1, 2016	17

JPMorgan Global Unconstrained Equity Fund (continued)

investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Smaller companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short-term.

Derivatives Risk. Derivatives, including participation notes and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past four calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country World Index (net of foreign withholding taxes) and Lipper Global Multi-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Best Quarter	1st quarter, 2012	11.76%
Worst Quarter	3rd quarter, 2015	–10.22%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund (since 11/30/11)
CLASS R6 SHARES
Return Before Taxes	2.32%	11.63%
Return After Taxes on Distributions	(1.91)	8.11
Return After Taxes on Distributions and Sale of Fund Shares	3.31	8.29
CLASS R2 SHARES
Return Before Taxes	1.58	10.79
CLASS R5 SHARES
Return Before Taxes	2.28	11.57
MSCI All Country World Index
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(2.36)	9.48
LIPPER GLOBAL MULTI-CAP CORE FUNDS INDEX
(Reflects No Deductions for Taxes)	(0.73)	10.02

After-tax returns are shown only for Class R6 Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Timothy Woodhouse	2014	Vice President
Sam Witherow	2015	Vice President

Purchase and Sale of Fund Shares

There is no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000

To add to an account	No minimum levels

There is no minimum investment for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	19

JPMorgan International Equity Fund

Class/Ticker: R2/JIEZX; R5/JIERX; R6/JNEMX

What is the goal of the Fund?

The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.80%	0.80%	0.80%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	0.63	0.26	0.11
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses	0.38 [1]	0.21	0.11
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.94	1.07	0.92
Fee Waivers and Expense Reimbursements[2]	(0.38)	(0.21)	(0.11)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.56	0.86	0.81

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of Transfer Agency expenses among the classes as if they had been in effect during the most recent fiscal year.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.56%, 0.86% and 0.81% of the average daily net assets of Class R2, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	159	572	1,012	2,234
CLASS R5 SHARES ($)	88	319	570	1,287
CLASS R6 SHARES ($)	83	282	499	1,121

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

What are the Fund’s main investment strategies?

Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one region or country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Fund’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.”

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments

MARCH 1, 2016	21

JPMorgan International Equity Fund (continued)

are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class R5 Shares prior to their inception is based on the

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

performance of Select Class Shares. The actual returns of the Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. The performance of Class R2 Shares prior to their inception is based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The performance of Class R6 Shares prior to their inception is based on the performance of Class R5 Shares and Select Class Shares prior to the inception of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Select Class Shares and Class R5 Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	24.99%
Worst Quarter	3rd quarter, 2011	–20.45%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	(2.25)%	2.78%	2.95%
Return After Taxes on Distributions	(2.56)	2.51	1.49
Return After Taxes on Distributions and Sale of Fund Shares	(0.71)	2.36	2.66
CLASS R2 SHARES
Return Before Taxes	(2.97)	2.06	2.31
CLASS R6 SHARES
Return Before Taxes	(2.27)	2.83	2.96
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(0.81)	3.60	3.03
LIPPER INTERNATIONAL LARGE- CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(3.21)	2.68	2.51

After-tax returns are shown only for the Class R5 Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
James Fisher	1999	Managing Director
Thomas Murray	2004	Managing Director
Shane Duffy	2013	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

MARCH 1, 2016	23

JPMorgan International Equity Fund (continued)

There is no minimum investment for other eligible Class R6 investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Income Fund

Class/Ticker: R2/JGEZX; R5/JEIRX; R6/JIEFX

What is the goal of the Fund?

The Fund seeks to provide both current income and long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees[1]	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	0.71	0.46	0.44
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses	0.46 [2]	0.41 [2]	0.44
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses[1]	1.92	1.17	1.15
Fee Waivers and Expense Reimbursements[3]	(0.42)	(0.37)	(0.40)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[3]	1.50	0.80	0.75

1	As of December 1, 2014, the Fund’s advisory fee was reduced; therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of Transfer Agency expenses among the classes as if they had been in effect during the most recent fiscal year.
3	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.50%, 0.80% and 0.75% of the average daily net assets of Class R2, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	153	562	998	2,209
CLASS R5 SHARES ($)	82	335	608	1,387
CLASS R6 SHARES ($)	77	326	594	1,362

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 238% of the average value of its portfolio.

MARCH 1, 2016	25

JPMorgan International Equity Income Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies and may invest any amount of its assets in emerging markets. Generally, the Fund intends to focus its investments in dividend yielding equity securities.

The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADS), convertible securities and warrants and rights.

The Fund may also invest up to 20% of its Assets in equity or debt securities of any issuer.

The Fund may utilize currency forwards to reduce currency exposures, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

The Fund may invest in securities denominated in any currency. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives as noted above.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns.

The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.”

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its currency exposure.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Income Risk. The Fund’s ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of issuers held by the Fund could make it difficult for the Fund to provide a predictable level of income. Given the historically low interest rate environment, risks associated with rising rates are heightened.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

MARCH 1, 2016	27

JPMorgan International Equity Income Fund (continued)

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past four calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (net of foreign withholding taxes), and the Lipper International Equity Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class R6 Shares is based on the performance of Class R5 Shares prior to the inception of Class R6 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	8.41%
Worst Quarter	3rd quarter, 2015	–7.20%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund (since 2/28/11)
CLASS R5 SHARES
Return Before Taxes	(0.71)%	4.85%
Return After Taxes on Distributions	(1.62)	3.98
Return After Taxes on Distributions and Sale of Fund Shares	0.74	3.96
CLASS R2 SHARES
Return Before Taxes	(1.36)	4.13
CLASS R6 SHARES
Return Before Taxes	(0.72)	4.85
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(0.81)	2.54
LIPPER INTERNATIONAL EQUITY INCOME FUNDS INDEX
(Reflects No Deduction for Taxes)	(7.27)	N/A

After tax returns are shown only for Class R5 shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
James Davidson	2014	Managing Director
Gerd Woort-Menker	2011	Managing Director
Georgina Perceval Maxwell	2016	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

There is no minimum investment for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	29

JPMorgan International Opportunities Fund

Class/Ticker: R6/JIOMX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.60%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.12
Shareholder Service Fees	NONE
Remainder of Other Expenses	0.12

Total Annual Fund Operating Expenses	0.72

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses shown in the fee table. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R6 SHARES ($)	74	230	401	894

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

What are the Fund’s main investment strategies?

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, Singapore, the United Kingdom, and most of the countries of Western Europe and Hong Kong; emerging markets include most other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, privately placed securities and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and may seek to manage currency risk where appropriate through managing currency exposure.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and securities selection.

The adviser selects securities for the Fund’s portfolio using its own investment process to determine which companies it believes are most likely to provide high total return to shareholders. The adviser chooses what it believes to be the most attractive securities in each sector and builds the portfolio bottom up. Securities in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental security research is used to produce a ranking of companies in each industry group according to their relative value. The Fund’s adviser then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	catalysts that could trigger a change in a security’s price;
•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.”

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent

MARCH 1, 2016	31

JPMorgan International Opportunities Fund (continued)

investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, changes to the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S.

dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance for Class R6 Shares is based on the performance of Institutional Class Shares prior to the inception of the Class R6 Shares. The returns of the Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	23.61%
Worst Quarter	3rd quarter, 2011	–21.67%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	0.90%	3.38%	3.58%
Return After Taxes on Distributions	0.86	3.08	3.22
Return After Taxes on Distributions and Sale of Fund Shares	0.76	2.79	2.93
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(0.81)	3.60	3.03
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(3.21)	2.68	2.51

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Georgina Maxwell	2014	Managing Director
Jeroen Huysinga	2000	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	33

JPMorgan International Research Enhanced Equity Fund

Class/Ticker: R2/JEIZX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R2
Management Fees	0.20%
Distribution (Rule 12b-1) Fees	0.50
Other Expenses	0.71
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.46
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	1.42
Fee Waivers and Expense Reimbursements[1]	(0.57)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements [1]	0.85

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.85% of the average daily net assets of Class R2 Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	87	393	722	1,653

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, depositary receipts, privately placed securities and real estate investment trusts (REITs).

The Fund seeks to outperform the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (net of foreign withholding taxes) (the Index) over time while maintaining similar risk characteristics, including sector and geographic risks. In implementing its strategy, the Fund primarily invests in securities included within the universe of the Index. In addition, the Fund may also invest in securities not included within the Index.

Within each sector, the Fund may modestly overweight equity securities that it considers undervalued while modestly underweighting or not holding equity securities that appear overvalued. By emphasizing investment in equity securities that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility.

The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows. The Fund may invest in securities denominated in any currency and may from time to time hedge a portion of its foreign currency exposure using currency forwards.

Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, risk management techniques and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to what it believes to be their relative value. The adviser will ordinarily overweight securities which it deems to be attractive and underweight or not hold those securities which it believes are unattractive.

The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.

In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three foreign countries. However, the Fund may invest a substantial part of its assets in just one country.

[1]	MSCI EAFE Index and MSCI EAFE Gross Domestic Product (GDP) Index are registered service marks of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.”

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result,

MARCH 1, 2016	35

JPMorgan International Research Enhanced Equity Fund (continued)

the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

International Multi-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class R2 Shares prior to their inception is based on the performance of Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	26.60%
Worst Quarter	3rd quarter, 2011	–22.34%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R2 SHARES
Return Before Taxes	0.26%	2.60%	2.26%
Return After Taxes on Distributions	(0.36)	1.40	1.20
Return After Taxes on Distributions and Sale of Fund Shares	0.90	2.27	2.03
MSCI EAFE INDEX[1]
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(0.81)	3.60	3.03
LIPPER INTERNATIONAL MULTI- CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(2.12)	3.39	3.87

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Demetris Georghiou	2014	Executive Director
Piera Elisa Grassi	2016	Executive Director
Ido Eisenberg	2014	Executive Director
James Cook	2014	Executive Director

MARCH 1, 2016	37

JPMorgan International Research Enhanced Equity Fund (continued)

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Unconstrained Equity Fund

Class/Ticker: R2/IUERX; R5/IUEFX; R6/IUENX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	4.10	3.91	2.24
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses[1]	3.85	3.86	2.24
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	5.31	4.62	2.95
Fee Waivers and Expense Reimbursements [2]	(3.81)	(3.82)	(2.20)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.50	0.80	0.75

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of Transfer Agency expenses among the classes as if they had been in effect during the most recent fiscal year.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.50%, 0.80% and 0.75% of the average daily net assets of Class R2, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	153	1,248	2,337	5,030
CLASS R5 SHARES ($)	82	1,048	2,022	4,489
CLASS R6 SHARES ($)	77	704	1,358	3,113

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

MARCH 1, 2016	39

JPMorgan International Unconstrained Equity Fund (continued)

What are the Fund’s main investment strategies?

The Fund primarily invests in the equity securities of foreign companies, including those in emerging markets, and is generally unconstrained by any particular capitalization, style or sector and may invest in any foreign country. While the Fund is generally unconstrained within its equity universe, it currently intends to focus on investing in mid to large capitalization companies in a diversified group of sectors and foreign countries. The Fund may deviate from its current intention, including by focusing on particular capitalization sizes, styles, sectors and/or foreign countries.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets plus borrowings for investment purposes. The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

The adviser will generally seek to diversify the Fund’s portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives as noted directly below.

The Fund may utilize currency forwards to reduce currency deviations relative to its primary benchmark, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser, utilizing the insights of its global sector specialists, seeks to identify companies that it believes are attractively valued relative to the long-term growth they can achieve. The adviser identifies these companies through internal research and by subjecting them to a disciplined set of growth, valuation and quality criteria. Companies that display attractive growth and valuation characteristics and for which the growth is believed to be sustainable will be considered candidates for purchase. Conversely, companies become candidates for sale if the expected growth is believed to be at risk or when valuations are no longer attractive.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met. The adviser has great flexibility in selecting investments because the Fund is unconstrained by capitalization, sector and style. This increased flexibility may present greater investment risk than a fund with more rigid investment restrictions because the success of the adviser’s portfolio selections is dependent upon a greater number of variables.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.”

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, the value of your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The Fund may invest a substantial portion of its assets in emerging market countries. These risks are magnified in countries in “emerging markets”. Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Smaller companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short-term.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the

Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class R6 Shares for the past four calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country World Index, Ex-U.S. (net of foreign withholding taxes) and the Lipper International Large Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

MARCH 1, 2016	41

JPMorgan International Unconstrained Equity Fund (continued)

Best Quarter	1st quarter, 2012	14.39%
Worst Quarter	3rd quarter, 2015	–11.41%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund (since 11/30/11)
CLASS R6 SHARES
Return Before Taxes	2.43%	8.71%
Return After Taxes on Distributions	2.37	7.35
Return After Taxes on Distributions and Sale of Fund Shares	1.52	6.67
CLASS R2 SHARES
Return Before Taxes	1.60	7.88
CLASS R5 SHARES
Return Before Taxes	2.33	8.65
MSCI ALL COUNTRY WORLD INDEX, EX-U.S.
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes Except Foreign Withholding Taxes)	(5.66)	4.73
LIPPER INTERNATIONAL LARGE CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	(1.59)	6.87

After-tax returns are shown only for Class R6 Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Shane Duffy	2011	Managing Director
Tom Murray	2011	Managing Director

Purchase and Sale of Fund Shares

Purchase Minimums

There is no minimum or maximum purchase requirements with

respect to Class R2 or Class R5 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Value Fund

Class/Ticker: R2/JPVZX; R6/JNVMX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R6
Management Fees	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses	0.92	0.14
Shareholder Service Fees	0.25	NONE
Remainder of Other Expenses[1]	0.67	0.14

Total Annual Fund Operating Expenses	2.02	0.74
Fee Waivers and Expense Reimbursements[2]	(0.42)	NONE

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[2]	1.60	0.74

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of Transfer Agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.60% and 0.85% of the average daily net assets of Class R2 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	163	593	1,049	2,314
CLASS R6 SHARES ($)	76	237	411	918

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

MARCH 1, 2016	43

JPMorgan International Value Fund (continued)

What are the Fund’s main investment strategies?

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes), which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

The Fund’s sector weightings generally approximate those of the MSCI EAFE Value Index, although the Fund does not seek to mirror the index in its choice of individual securities. In choosing securities, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund’s management team then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	value characteristics such as low price-to-book and price-to-earnings ratios;

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.”

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this hedging strategy for its emerging markets currency exposure.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

MARCH 1, 2016	45

JPMorgan International Value Fund (continued)

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes) and the Lipper International Large-Cap Value Funds Average, an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper average includes the fees and expenses of the mutual funds included in the average. The performance of Class R2 Shares is based on the performance of Class A Shares prior to the inception of Class R2 Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The performance for Class R6 Shares is based on the performance of Institutional Class Shares prior to the inception of the Class R6 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	24.76%
Worst Quarter	3rd quarter, 2011	–22.13%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R2 SHARES
Return Before Taxes	(3.61)%	0.92%	1.90%
Return After Taxes on Distributions	(3.61)	0.70	1.41
Return After Taxes on Distributions and Sale of Fund Shares	(1.66)	0.98	1.64
CLASS R6 SHARES
Return Before Taxes	(2.86)	1.71	2.56
MSCI EAFE VALUE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(5.68)	2.55	1.96
LIPPER INTERNATIONAL LARGE-CAP VALUE FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(2.53)	1.91	2.62

After-tax returns are shown only for the Class R2 Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Gerd Woort-Menker	2002	Managing Director
Demetris Georghiou	2016	Executive Director
Georgina Perceval Maxwell	2016	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

MARCH 1, 2016	47

JPMorgan Intrepid International Fund

Class/Ticker: R2/JIIZX; R6/JIFFX

What is the goal of the Fund?

The Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R6
Management Fees[1]	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses	0.54	0.15
Shareholder Service Fees	0.25	NONE
Remainder of Other Expenses	0.29 [3]	0.15 [2]
Acquired Fund Fees and Expenses	0.01	0.01

Total Annual Fund Operating Expenses[1]	1.65	0.76
Fee Waivers and Expense Reimbursements[4]	(0.15)	(0.01)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements [4]	1.50	0.75

1	As of March 1, 2015, the Fund’s advisory fee was reduced; therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.
3	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of Transfer Agency expenses among the classes as if they had been in effect during the most recent fiscal year.

4	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.50% and 0.75% of the average daily net assets of Class R2 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	153	506	883	1,942
CLASS R6 SHARES ($)	77	242	421	941

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

What are the Fund’s main investment strategies?

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of Western Europe and Hong Kong; emerging markets include most of the other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser adheres to a disciplined process for security selection and portfolio construction. A proprietary multifactor model is used to quantitatively rank securities in the Fund’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Fund that the adviser believes have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of securities held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.”

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market

MARCH 1, 2016	49

JPMorgan Intrepid International Fund (continued)

countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Multi-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class R2 Shares is based on the performance of Class A Shares prior to the inception of Class R2 Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The performance of Class R6 Shares is based on the performance of Institutional Class Shares prior to the inception of Class R6 Shares. The actual returns of Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Best Quarter	2nd quarter, 2009	24.47%
Worst Quarter	3rd quarter, 2011	–22.85%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R2 SHARES
Return Before Taxes	1.01%	3.00%	2.13%
Return After Taxes on Distributions	0.79	2.92	2.01
Return After Taxes on Distributions and Sale of Fund Shares	0.99	2.48	1.93
CLASS R6 SHARES
Return Before Taxes	1.78	3.77	2.82
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(0.81)	3.60	3.03
LIPPER INTERNATIONAL MULTI-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(2.12)	3.39	3.87

After-tax returns are shown for only the Class R2 Shares and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Sandeep Bhargava	2005	Managing Director
Zenah Shuhaiber	2013	Executive Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 Shares.

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	51

JPMorgan Latin America Fund

Class/Ticker: R6/JLTNX

What is the goal of the Fund?

The Fund will seek long-term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	1.00%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.40
Shareholder Service Fees	NONE
Remainder of Other Expenses[1]	0.40

Total Annual Fund Operating Expenses	1.40
Fee Waivers and Expense Reimbursements[2]	(0.35)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.05

1	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.05% of the average daily net assets of Class R6 Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R6 SHARES ($)	107	409	732	1,649

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

What are the Fund’s main investment strategies?

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in securities of Latin American issuers and other investments that are tied economically to Latin America. “Assets” means net assets, plus the amount of borrowings for investment purposes. Latin America includes, but is not limited to, Argentina, Brazil, Chile, Colombia, Ecuador, Guatemala, Mexico, Peru, Panama and Venezuela. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

The securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund’s adviser considers a number of factors to determine whether an investment is tied economically to Latin America including: the source of government guarantees (if any); the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country in Latin America or the Latin American region; and whether the investment is exposed to the economic fortunes and risks of a particular country in Latin America or the Latin American region.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America Index (net of foreign withholding taxes).

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The Fund may utilize currency forwards (including non-deliverable forwards) to reduce currency exposures, where practical, for the purpose of risk management.

Investment Process: The adviser focuses on active and fundamental research, relying less on published data and more on subjective analysis conducted primarily through company visits by locally-based research analysts.

In managing the Fund, the adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio manager is primarily responsible for implementing the recommendations of our country specialists, who make their recommendations based on the security ranking system. The ranking system considers factors that include an analysis of a variety of factors, including fundamental economic strength, valuation, earnings growth and quality of management.

The primary emphasis in selecting securities for the Fund is on bottom-up security research conducted by research analysts, while macro research is used as a framework for the analysis.

The Fund will sell securities if the adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.”

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility,

MARCH 1, 2016	53

JPMorgan Latin America Fund (continued)

expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation (in some cases substantial and prolonged), and unemployment rates generally characterize each economy. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of the Fund.

Governments of many Latin American countries exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability.

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Latin American securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including currency forwards may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Non-Diversified Fund Risk. Since the Fund is nondiversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past eight calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America Index (net of foreign withholding taxes) and the Lipper Latin American Funds Average, an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper average includes the expenses of the mutual funds included in the average. The performance of Class R6 Shares is based on the performance of the Select Class Shares prior to the inception of Class R6 Shares. The actual return of Class R6 Shares would have been different than those shown because Select Class Shares have different expense than Class R6 Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	44.20%
Worst Quarter	4th quarter, 2008	–38.19%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (since 2/28/07)
CLASS R6 SHARES
Return Before Taxes	(31.27)%	(13.12)%	(2.41)%
Return After Taxes on Distributions	(31.57)	(13.25)	(2.81)
Return After Taxes on Distributions and Sale of Fund Shares	(17.38)	(9.19)	(1.74)
MSCI EMERGING MARKETS LATIN AMERICA INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(31.04)	(14.41)	(2.60)
LIPPER LATIN AMERICAN FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(29.61)	(15.07)	(3.44)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Luis Carrillo	2007	Managing Director
Sophie Bosch	2013	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class R6 Shares
To establish an account
For Direct Investors	$15,000,000
For Discretionary Accounts	$5,000,000
To add to an account	No minimum levels

There is no minimum investment for other eligible Class R6 investors.

MARCH 1, 2016	55

JPMorgan Latin America Fund (continued)

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Emerging Economies Fund

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets companies and other investments that are tied economically to emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund is not constrained by capitalization or style limits and will invest across sectors. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may use exchange-traded futures for the efficient management of cash flows. The Fund may also use participation notes in the management of portfolio assets.

Investment Process: The adviser believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe which the adviser uses to select securities. Securities held in the Fund that the adviser believes have become over-valued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for country and sector weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

Emerging Markets Equity Fund

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities and equity-related instruments that are tied economically to emerging markets. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. Securities and instruments tied economically to an emerging market include: (i) securities of issuers that are organized under the laws of an emerging markets country or that maintain their principal place of business in an emerging markets country; (ii) securities that are traded principally in an emerging market country; (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging markets country or that have at least 50% of their assets in emerging market countries; or (iv) securities or other instruments that expose the Fund to the economic fortunes and risks of one or more emerging market countries. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The equity securities and equity-related instruments in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, warrants and rights, participation notes or other structured notes, and other instruments that provide economic exposure to one or more equity securities.

MARCH 1, 2016	57

More About the Funds (continued)

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes). The adviser attempts to emphasize securities that it believes are undervalued, while underweighting or avoiding securities that appear to the adviser to be overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio managers are primarily responsible for implementing the recommendations of the research analysts, who make their recommendations based on the security ranking system described below.

Research analysts use their local expertise to identify, research, and rank companies according to their expected performance. Securities are assessed using a two-part analysis which considers both expected short-term price moves (security ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage creativity, considerable autonomy is given to research analysts at the stock idea generation stage of the process.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

Emerging Markets Equity Income Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities of emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe and Hong Kong. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging markets; or where at least 50% of the assets of which are located in emerging markets. Generally, the Fund intends to focus on dividend yielding equity and equity-like securities.

For purposes of the policy above, the Fund may invest in equity-like securities of emerging market companies by purchasing structured notes, such as participation notes. The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The Fund may invest a substantial part of its assets in just one country.

The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, depositary receipts, convertible securities, warrants and rights, real estate investment trusts (REITs), trust or partnership interests, privately placed securities, and other instruments that have similar economic characteristics to equity securities, including certain structured notes, such as participation notes.

The Fund may also invest in equity or debt securities of any type of foreign or U.S. issuer.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may utilize currency forwards (including non-deliverable forwards) to reduce currency exposures, where practical, for the purpose of risk management. The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows.

Investment Process: The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity and equity-like securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns. The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Global Unconstrained Equity Fund

The Fund primarily invests in equity securities of global (U.S. and foreign) companies and is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country, including emerging markets. The Fund may at any time focus on companies of any particular capitalization sizes, sectors and/or locations.

Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States. The investments outside the United States will be invested in issuers located in both developed and emerging markets. Because of the unconstrained nature of the Fund, it may at times have significant exposure in emerging markets or in a particular country.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity and equity-like securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The equity and equity-like securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, participation notes and warrants and rights. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser selects securities for the Fund’s portfolio, using a bottom-up approach that includes a combination of proprietary investment research and individual security selection. This process generally looks for securities that the adviser believes are attractively valued, possess strong free cash flow and have the potential for continued growth opportunities. Stock ideas are generated by an extensive global network of locally based research analysts and managers and global sector specialists. Based on the input of this network, the adviser then selects its highest conviction securities for inclusion in the Fund. The adviser is largely unrestricted by capitalization, regional and sector limits, allowing it to construct a portfolio that focuses on the most attractive security opportunities regardless of the company’s size, location or its sector orientation.

The Fund may sell securities if the adviser’s conviction in a security changes, if the company’s fundamentals change, or if the adviser believes the security is no longer attractively valued. Investments may also be sold if certain political and economic events occur or if the adviser identifies a security that it believes offers a better investment opportunity.

International Equity Fund

Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one region or country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Fund’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

MARCH 1, 2016	59

More About the Funds (continued)

International Equity Income Fund

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies and may invest any amount of its assets in emerging markets. Generally, the Fund intends to focus its investments in dividend yielding equity securities.

The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADS), convertible securities and warrants and rights.

The Fund may also invest up to 20% of its Assets in equity or debt securities of any type of issuer.

The Fund may utilize currency forwards to reduce currency exposures, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

The Fund may invest in securities denominated in any currency. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives as noted above.

Investment Process: In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund’s portfolio is constructed predominantly through fundamental research and bottom-up stock selection. Generally, the Fund focuses on those dividend-yielding equity securities that the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation. The adviser believes that, generally, strong cash flows enable a company to maintain and/or increase dividends. In addition, the adviser may focus on key characteristics such as dividend yield, price to book ratio, price to earnings ratio and free cash flow yield. In selecting investments for the Fund, the adviser generally seeks to avoid securities that present unsustainable dividends or declining long-term returns.

The adviser may sell a security if it believes that it no longer exhibits strong cash flow generation capabilities or that it cannot continue to support or increase the Fund’s income yield.

International Opportunities Fund

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United

States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, Singapore, the United Kingdom, and most of the countries of Western Europe and Hong Kong; emerging markets include most other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, privately placed securities and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and may seek to manage currency risk where appropriate through managing currency exposure.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and securities selection.

The adviser selects securities for the Fund’s portfolio using its own investment process to determine which companies it believes are most likely to provide high total return to shareholders. The adviser chooses what it believes to be the most attractive securities in each sector and builds the portfolio bottom up. Securities in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental security research is used to produce a ranking of companies in each industry group according to their relative value. The Fund’s adviser then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Fund may invest a substantial part of its assets in just one region or country.

International Research Enhanced Equity Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, depositary receipts, privately placed securities and real estate investment trusts (REITs).

The Fund seeks to outperform the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index1 (net of foreign withholding taxes) (the Index) over time while maintaining similar risk characteristics, including sector and geographic risks. In implementing its strategy, the Fund primarily invests in securities included within the universe of the Index. In addition, the Fund may also invest in securities not included within the Index.

Within each sector, the Fund may modestly overweight equity securities that it considers undervalued while modestly underweighting or not holding equity securities that appear overvalued. By emphasizing investment in equity securities that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility.

The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows. The Fund may invest in securities denominated in any currency and may from time to time hedge a portion of its foreign currency exposure using currency forwards.

Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, risk management techniques and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to what it believes to be their relative value. The adviser will ordinarily overweight securities which it deems to be attractive and underweight or not hold those securities which it believes are unattractive.

The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.

In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three foreign countries. However, the Fund may invest a substantial part of its assets in just one country.

[1]	MSCI EAFE Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

International Unconstrained Equity Fund

The Fund primarily invests in the equity securities of foreign companies, including those in emerging markets, and is generally unconstrained by any particular capitalization, style or sector and may invest in any foreign country. While the Fund is generally unconstrained within its equity universe, it currently intends to focus on investing in mid to large capitalization companies in a diversified group of sectors and foreign countries. The Fund may deviate from its current intention, including by focusing on particular capitalization sizes, styles, sectors and/or foreign countries.

Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. “Assets” means net assets plus borrowings for investment purposes. The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks and depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

The adviser will generally seek to diversify the Fund’s portfolio by investing in issuers located in at least three foreign countries. However, the Fund may invest a substantial portion of its assets in just one foreign country. An issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country.

The Fund may invest in securities denominated in any currency and will invest substantially in securities denominated in foreign currencies. The Fund may from time to time hedge a portion of its foreign currency exposure using derivatives as noted directly below.

The Fund may utilize currency forwards to reduce currency deviations relative to its primary benchmark, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser, utilizing the insights of its global sector specialists, seeks to identify companies that it believes are attractively valued relative to the long-term growth they can achieve. The adviser identifies these companies through internal research and by subjecting them to a disciplined set of growth, valuation and quality criteria. Companies

MARCH 1, 2016	61

More About the Funds (continued)

that display attractive growth and valuation characteristics and for which the growth is believed to be sustainable will be considered candidates for purchase. Conversely, companies become candidates for sale if the expected growth is believed to be at risk or when valuations are no longer attractive.

International Value Fund

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes), which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

The Fund’s sector weightings generally approximate those of the MSCI EAFE Value Index, although the Fund does not seek to mirror the index in its choice of individual securities. In choosing securities, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund’s management team then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	value characteristics such as low price-to-book and price-to-earnings ratios;

•	catalysts that could trigger a change in a security’s price;
•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest a substantial part of its assets in just one region or country.

Intrepid International Fund

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of Western Europe and Hong Kong; emerging markets include most of the other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser adheres to a disciplined process for security selection and portfolio construction. A proprietary multifactor model is used to quantitatively rank securities in the Fund’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Fund that the adviser believes have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of securities held, and position size. Risk or factor exposures are actively managed through portfolio construction.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Latin America Fund

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in securities of Latin American issuers and other investments that are tied economically to Latin America. “Assets” means net assets, plus the amount of borrowings for investment purposes. Latin America includes, but is not limited to, Argentina, Brazil, Chile, Colombia, Ecuador, Guatemala, Mexico, Peru, Panama and Venezuela. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

The Fund’s adviser considers a number of factors to determine whether an investment is tied economically to Latin America including: the source of government guarantees (if any); the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country in Latin America or the Latin American region; and whether the investment is exposed to the economic fortunes and risks of a particular country in Latin America or the Latin American region.

The securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America Index (net of foreign withholding taxes).

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

Investment Process: The adviser focuses on active and fundamental research, relying less on published data and more on subjective analysis conducted primarily through company visits by locally-based research analysts.

In managing the Fund, the adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio manager is primarily responsible for implementing the recommendations of our research analysts, who make their recommendations based on the security ranking system.

The primary emphasis in selecting securities for the Fund is on bottom-up security research conducted by country specialists, while macro research is used as a framework for the analysis.

The Fund will sell securities if the adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available.

The Fund is non-diversified.

Each of the Funds

The main investment strategies for a particular Fund are summarized above. Each Fund will invest primarily in equity and equity-related securities as described above. These equity securities may include:

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

•	privately placed securities

The main investment strategies for each Fund may also include the following, some of which may be equity securities:

•	real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

•	foreign securities, which may be in the form of depositary receipts

•	securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling and currencies of other countries in which a Fund may invest

•	derivatives, including participation notes and certain forwards and futures

Although not main strategies, the Funds may also utilize the following which may be equity securities:

•	high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category.

•	sovereign debt

•	corporate debt

•	securities lending

•	derivatives, including certain futures, forwards, options and swaps

•	other investment companies

•

exchange-traded funds (ETFs) which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index

•	affiliated money market funds

•	closed-end investment companies

MARCH 1, 2016	63

More About the Funds (continued)

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest.

The Funds may use futures contracts, options, swaps, forwards and other instruments to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain. The Funds may use exchange-traded futures to manage cash flows.

Each Fund may utilize the investment strategies listed herein, including the use of derivatives, to a greater or lesser degree.

The Funds (except for the International Opportunities Fund and the International Value Fund) will provide shareholders with at least 60 days’ prior notice of any change in their 80% investment policy above.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

Latin America Fund

Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. In the past, many Latin American countries have experienced high interest, inflation and unemployment rates. Currency devaluations in any country can have a significant effect on the entire region. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Fund invests, and therefore, the value of Fund shares. As noted, in the past, many Latin American countries experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds or sales of securities. The Fund could be adversely affected by delays in, or refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. The Fund will not invest more than 15% of its net assets in securities that are subject to material legal restrictions on repatriation. Certain Latin American countries may impose taxes on capital flows into or out of the country. If this occurs, the Fund may be adversely affected because such taxes would decrease the yield on the Fund’s investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse affects on the markets of both participating and nonparticipating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other more developed countries.

The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Latin American securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

NON-FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for the International Research Enhanced Equity Fund is fundamental. The investment objective for each of the Emerging Markets Equity Fund, Emerging Economies Fund, Emerging Markets Equity Income Fund, Global Unconstrained Equity Fund, International Equity Fund, International Equity Income Fund, International Opportunities Fund, International Value Fund, International Unconstrained Equity Fund, Intrepid International Fund and Latin America Fund is non-fundamental and may be changed without the consent of a majority of the outstanding shares of that Fund.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

The main risks associated with investing in each Fund are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Please note that each Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Funds” later in the prospectus and in the statement of additional information.

Main Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.

Foreign Securities and Emerging Markets Risk. Investments in foreign securities (including depositary receipts), are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the

MARCH 1, 2016	65

More About the Funds (continued)

value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

The risks associated with foreign securities are magnified in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and some times substantial, fluctuations in the value of your investments. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease a Fund’s yield on those securities.

Geographic Focus Risk. In addition to the more general Foreign Securities and Emerging Markets Risk, certain of the Funds may focus their investments in one or more foreign regions or small group of companies. As a result, such Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may be subject to the risks in the following regional areas.

Asia Pacific Market Risk. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund.

China Region Risk. Investments in China, Hong Kong and Taiwan are subject to legal, regulatory, monetary and economic risks. Investments involve political and legal uncertainties, currency fluctuations and currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by greater price volatility. China is dominated by the one-party rule of the Communist Party, and the Chinese government exercises significant control over China’s economic growth. Though Taiwan is not dominated by one-party rule and employs a free market economy, Taiwan’s political and economic relationship with China, particularly the continuing disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan.

At times, there may be a high correlation among the Chinese and Taiwanese markets. Accordingly, because a Fund may invest a significant portion of its assets in these markets, it is subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a fund that is more broadly diversified geographically.

European Market Risk. A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

India Risk. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, economic growth and the profitability of private enterprises. Global economic developments and restrictions on foreign investment in the securities or issuers in India may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of individuals, which may limit the number of shares available for investment, and corporate governance standards of Indian companies may be weaker and less transparent, which may increase the risk of loss and unequal treatment of investors. Investments in India are subject to risks presented by investments in an emerging market country, including liquidity risk, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

country). Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region. In addition, the Indian economy remains vulnerable to natural disasters.

Japan Risk. The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.

Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation (in some cases substantial and prolonged), and unemployment rates generally characterize each economy. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund. Governments of many Latin American countries exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability.

Middle East and Africa Risk. Certain countries in the region are in early stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers may be fewer in number and less well capitalized than brokers in more developed regions. Certain economies in the region depend to a significant degree upon exports of commodities and are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors. In addition, certain governments in the region have exercised substantial influence over the private sector, including ownership or control of companies. Governmental actions in the future could have a significant economic impact. Certain countries in the region may be affected by political instability, armed conflict, territorial disputes, historical animosities, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Such developments could have a negative effect on economic growth and could result in significant disruptions in the securities markets, including securities held by a Fund. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar, which, if abandoned, could cause sudden and significant currency adjustments, which could impact the Fund’s investment returns in those countries. The legal systems, and the unpredictability thereof, in certain countries in the region also may have an adverse impact on the Fund and may expose the Fund to significant or unlimited liabilities. Investment in certain countries in the region by the Fund may be restricted or prohibited under applicable regulation, and the Fund, as a foreign investor, may be required to obtain approvals and may have to invest on less advantageous terms (including price) than nationals. A Fund’s investments in securities of a country in the region may be subject to economic sanctions or other government restrictions, which may negatively impact the value or liquidity of the Fund’s investments. Investments in the region may adversely impact the operations of the Fund through the delay of the Fund’s ability to exercise its rights as a security holder. Substantial limitations may exist in the region with respect to the Fund’s ability to repatriate investment income, capital gains or its investment. Securities which are subject to material legal restrictions on repatriation of assets will be considered illiquid securities by the Fund and subject to the limitations on illiquid investments.

Depositary Receipt Risk. A Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including

MARCH 1, 2016	67

More About the Funds (continued)

changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that a Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. A Fund may also hedge from one foreign currency to another.

In addition, a Fund’s use of currency hedging may not be successful and the use of such strategies may lower a Fund’s potential returns.

Smaller Company Risk. (Small Cap and Mid Cap Company Risk) (applicable only to International Equity Fund, International Opportunities Fund and International Value Fund). Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Value Investing Risk. (applicable to Emerging Markets Equity Income Fund, Global Unconstrained Equity Fund, International Equity Income Fund and International Value Fund). Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Securities Lending Risk. (applicable to all Funds except the Emerging Market Equity Income Fund, the Global Unconstrained Equity Fund, the International Equity Income Fund, the International Unconstrained Equity Fund and the Intrepid European Fund.) The Funds may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

High Portfolio Turnover Risk. (applicable only to Emerging Economies Fund, Global Unconstrained Equity Fund and International Equity Income Fund). A Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Exchange Traded Fund (ETF) and Investment Company Risk. A Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company or ETF when a Fund invests in shares of another investment company or ETF. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs and closed-end investment companies may trade at a price below their net asset-value (also known as a discount).

Derivatives Risk. The Funds may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Sovereign Debt Risk. (applicable to all Funds except Global Unconstrained Equity Fund and International Unconstrained Equity Fund) Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Credit Risk. (applicable to all Funds except Global Unconstrained Equity Fund and International Unconstrained Equity Fund) A Fund’s investments are subject to the risk that an issuer and/or the counterparty will fail to make payments when due or default completely on securities, repurchase agreements or other investments held by a Fund. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s or counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. A Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

Prices of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of a Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

MARCH 1, 2016	69

More About the Funds (continued)

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock also may be subject to optional or mandatory redemption provisions.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and a Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Additional Risks

High Yield Securities Risk. (applicable to all Funds except Emerging Markets Equity Fund, Global Unconstrained Equity Fund, International Research Enhanced Equity Fund, International Opportunities Fund, International Unconstrained Equity Fund and International Value Fund). A Fund may invest in debt securities that are considered to be speculative (also known as junk bonds). These investments may be issued by companies which may be highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of a Fund’s investments and a Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Structured Instrument Risk. (applicable to all Funds except International Equity Income Fund and International Unconstrained Equity Fund). A Fund may invest in instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments that may be developed from time to time (“structured instruments”). Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity or market.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate. Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing a Fund’s turnover rate, transaction costs and tax liability.

Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose a Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects a Fund to counterparty risk (and this risk may be amplified if the Funds purchase structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

than other types of equity securities. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Government Securities Risk. (applicable to all Funds except Emerging Markets Equity Income Fund, Global Unconstrained Equity Fund, International Equity Income Fund and International Unconstrained Equity Fund) A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Funds. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Initial Public Offerings (IPO) Risk. IPO securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile and their purchase may involve high transaction costs. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Interest Rate Risk. The Fund’s debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of investments generally increases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Funds purchase, please read the “Risk/Return Summaries,” the “Risk and Reward Elements for the Funds” later in the prospectus and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major

MARCH 1, 2016	71

More About the Funds (continued)

participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. These investments may be inconsistent with a Fund’s main investment strategies. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Whether engaging in temporary defensive purposes or otherwise, the International Research Enhanced Equity Fund may not hold more than 10% of its total assets in cash and cash equivalents. These amounts are in addition to assets held for derivative margin deposits or other segregated accounts.

EXPENSE LIMITATION

International Opportunities Fund

The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R6 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.81% of its average daily net assets. This contract cannot be terminated prior to 2/28/17, at which time the Service Providers will determine whether or not to renew or revise it.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Funds reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

TEMPORARY ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Global Unconstrained Equity Fund

In addition to the waivers described in the Annual Fund Operating Expenses table, the Fund’s adviser and/or its affiliates have agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2, Class R5, and Class R6 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.00%, 0.30%, and 0.25%, respectively, of the Fund’s average daily net assets.

The Fund’s adviser and/or its affiliates have agreed to maintain these waivers and/or expense reimbursements until May 31, 2017, after which, these waivers and/or expense reimbursements will be discontinued.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

Emerging Economies Fund

Subsequent to the inception of the Fund on 2/28/08 until 11/1/10, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Historical performance for Class R6 Shares prior to their inception on 9/1/15 is based on Class R5 Shares of the Fund,

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

which invest in the same portfolio of securities. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

Emerging Markets Equity Fund

Historical performance shown for Class R6 Shares prior to 1/1/14 in the bar chart and prior to their inception on 12/23/13 in the table is based on the performance of Institutional Class Shares of the Fund, which invest in the same portfolio of securities. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

International Equity Fund

Historical performance shown for Class R5 Shares prior to 1/1/07 in the bar chart and prior to their inception on 5/15/06 in the table is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but are not offered in this prospectus. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on Class A Shares of the Fund, which invest in the same portfolio of securities, but are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses than Class A Shares. Historical performance shown for Class R6 Shares prior to inception on 11/30/10 is based on Class R5 Shares from 5/15/06 to 11/29/10 and Select Class Shares prior to 5/15/06. The Class R6 Shares, Class R5 Shares and Select Class Shares invest in the same portfolio of securities. Select Class Shares are not offered in this prospectus. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares and Select Class Shares have different expenses than Class R6 Shares.

International Equity Income Fund

As of 1/30/15, the Fund changed its name and certain investment policies. Prior to that time, the Fund operated as JPMorgan Global Equity Income Fund. In view of these changes, the Fund’s performance record prior to 1/30/15 might be less pertinent for investors considering whether to purchase shares of the Fund.

Historical performance for Class R6 Shares prior to their inception on 1/30/15 is based on Class R5 Shares of the Fund, which invest in the same portfolio of securities. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

International Research Enhanced Equity Fund

Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on Select Class Shares of the Fund, which invest in the same portfolio of securities, but are not offered in this prospectus. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

International Opportunities Fund

Historical performance shown for Class R6 Shares prior to 1/1/11 in the bar chart and prior to their inception on 11/30/10 in the table is based on the performance of Institutional Class Shares of the Fund, which invest in the same portfolio of securities but are not offered in this prospectus. The actual returns of the Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

International Research Enhanced Equity Fund

As of 6/30/14, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan International Equity Index Fund. In view of these changes, the Fund’s performance record prior to 6/30/14 might be less pertinent for investors considering whether to purchase shares of the Fund.

International Value Fund

Historical performance shown for Class R2 Shares prior to 1/1/09 in the bar chart and prior to their inception on 11/3/08 in the table is based on that of the Class A Shares of the Fund, which invest in the same portfolio of securities, but are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Historical performance shown for Class R6 Shares prior to inception on 11/30/10 is based on Institutional Class Shares of the Fund, which invest in the same portfolio of securities but are not offered in this prospectus. The actual returns of the Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

Intrepid International Fund

Historical performance shown for Class R2 Shares prior to 1/1/09 in the bar chart and prior to their inception on 11/3/08 in the table is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities, but are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

MARCH 1, 2016	73

More About the Funds (continued)

Historical performance for Class R6 Shares prior to their inception on 5/29/15 is based on Institutional Class Shares of the Fund, which invest in the same portfolio of securities, but are not officered in this prospectus. The actual returns of Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

Latin America Fund

Historical performance for Class R6 Shares prior to their inception on 11/2/15 is based on Select Class Shares of the Fund, which invest in the same portfolio of securities, but are not offered in this prospectus. The actual returns of Class R6 Shares would have been different than those shown because Select Class Shares have different expenses than Class R6 Shares.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Funds’ Management and Administration

Each Fund, with the exception of the International Research Enhanced Equity Fund, is a series of JPMorgan Trust I, a Delaware statutory trust. The International Research Enhanced Equity Fund is a series of JPMorgan Trust II, a Delaware statutory trust (each a “Trust” and together the “Trusts”). Each Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/15, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Emerging Economies Fund[2]	0.94%
Emerging Markets Equity Fund[2]	0.96
Emerging Markets Equity Income Fund	0.00
Global Unconstrained Equity Fund	0.00
International Equity Fund	0.74
International Equity Income Fund	0.43
International Opportunities Fund	0.60
International Research Enhanced Equity Fund	0.03
International Unconstrained Equity Fund	0.19
International Value Fund	0.60
Intrepid International Fund[1]	0.60
Latin America Fund	0.84
1	Effective 3/1/15 the Intrepid International Fund reduced its Management Fee to 0.60%.
2	Effective 5/20/16 the Emerging Economies Fund and the Emerging Markets Equity Fund reduced their Management Fees to 0.85%.

A discussion of the basis the trustees of each Trust used in reapproving the investment advisory agreements for the Funds is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

Emerging Economies Fund

The management team is led by Anuj Arora. Mr. Arora, Managing Director, is a portfolio manager within the Emerging Markets Equity Team based in New York. An employee since 2006, Mr. Arora is focused on portfolio construction and quantitative asset allocation for the Global Emerging Markets team. Prior to that, Mr. Arora was a quantitative analyst for Mesirow Financial from March 2003 through January 2006. Working with Mr. Arora is George Iwanicki, Jr. Mr. Iwanicki, Jr., Managing Director, is a portfolio manager and the global macro strategist within the Emerging Markets Equity Team based in New York. An employee since 1992, Mr. Iwanicki is responsible for portfolio construction and chairs the Asset Allocation Committee.

Emerging Markets Equity Fund

The portfolio management team for the Fund utilizes a team-based approach and is comprised of Leon Eidelman, Austin Forey and Amit Mehta. Mr. Eidelman, a Managing Director, CFA charterholder, and an employee of JPMIM since 2002, is the lead portfolio manager for the Fund and is primarily responsible for security selection, portfolio construction and managing daily cash flows. Mr. Eidelman utilizes the research and insights of Mr. Forey and Mr. Mehta, as well as those of JPMIM’s research analysts. Mr. Forey is a Managing Director and employee of JPMIM and its affiliates since 1988. He is the head of the Global Emerging Markets Fundamental team and oversees the portfolio management team. Mr. Mehta is an Executive Director, CFA charterholder, and an employee of JPMIM since 2011.

Emerging Markets Equity Income Fund

Omar Negyal, an Executive Director and CFA charterholder, serves as the portfolio manager of the Fund. An employee since 2012, Mr. Negyal was previously a portfolio manager at Lansdowne Partners from 2006-2009 and HSBC Global Asset Management from 2009-2012.

Global Unconstrained Equity Fund

The management team is led by Timothy Woodhouse, Vice President of JPMIM and a CFA charterholder, and Sam Witherow, Vice President of JPMIM and a CFA charterholder. Mr. Woodhouse has been a portfolio manager in the Global

MARCH 1, 2016	75

The Funds’ Management and Administration (continued)

Equities Team since 2014. An employee of JPMIM and its affiliates since 2008, he was previously a research analyst in the European Equity Research Team. Mr. Witherow is a global sector specialist in the Global Equities Team. An employee since 2008, he is responsible for covering the global energy sector.

International Equity Fund

The portfolio management team is overseen by James Fisher, a Managing Director of JPMIM. He has worked at JPMIM and its affiliates (or one of its predecessors) since 1985 in numerous investment roles. Mr. Fisher, Thomas Murray, a Managing Director, and Shane Duffy, a Managing Director and CFA charterholder, manage the Fund. Mr. Murray has worked at JPMIM and its affiliates (or one of its predecessors) since 1996. Mr. Duffy has worked at JPMIM and its affiliates (or one of its predecessors) since 1999.

International Equity Income Fund

The portfolio management team is led by James Davidson and Gerd Woort-Menker. Mr. Davidson is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 2013. Prior to joining the firm, Mr. Davidson was a Managing Director at Bank of America Merrill Lynch from 2007 to 2013. Mr. Woort-Menker is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates (or one of its predecessors) since 1987. Prior to joining the team, he was head of the International Research Group in London. Ms. Georgina Perceval Maxwell began participating in the management of the Fund in May 2016. Ms. Maxwell is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 1997.

International Opportunities Fund

The management team is led by Georgina Maxwell and Jeroen Huysinga. Ms. Maxwell is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 1997. Mr. Huysinga is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 1997.

International Research Enhanced Equity Fund

The Fund is managed by Demetris Georghiou, Piera Elisa Grassi, Ido Eisenberg and James Cook. Mr. Georghiou, an Executive Director of JPMIM and a CFA charterholder, has been a portfolio manager on the Global Research Enhanced Index and Europe Research Driven Process teams since 2012 and an employee since 2007. Previously, he was an analyst on the Global Research Enhanced Index team. Ms. Grassi, an Executive Director of JPMIM, has been a portfolio manager on the Global and International Research Enhanced Equity team based in London and an employee since 2004. She was previously a portfolio manager and quantitative analyst for the Global

Research Enhanced Equity team. Mr. Eisenberg, an Executive Director of JPMIM and a CFA charterholder, has been a portfolio manager on the Global Research Enhanced Index and Europe Research Driven Process teams since 2010 and an employee since 2002. Previously, he worked in the Technology Application Development Group, where he developed and supported applications for the Global Research Enhanced Index Team. Mr. Cook, an Executive Director of JPMIM and a CFA charterholder, has been a portfolio manager on the Global Research Enhanced Index team since 2012 and on the JPMorgan Diversified Return Global Equity ETF since its inception in 2014 and an employee of JPMIM or its affiliates since 2007. He was previously a research analyst responsible for covering the developed Asia financial stocks from 2010 to 2012 and an assistant research analyst on the European mining desk prior to 2010.

International Unconstrained Equity Fund

The Fund is co-managed by Shane Duffy and Tom Murray. Mr. Duffy, Managing Director and CFA charterholder, works on EAFE portfolios, in particular those in the growth and ACWI-ex US strategies. Previously, he worked as a global sector specialist with responsibility for consumer discretionary stocks. Mr. Duffy has been an employee of JPMIM since 1999. Information about Mr. Murray is discussed earlier in this section.

International Value Fund

Gerd Woort-Menker, Managing Director of JPMIM, and Demetris Georghiou, Executive Director of JPMIM are the lead portfolio managers responsible for the day-to-day management of the Fund. Mr. Woort-Menker joined the team in 2002 and has been at JPMorgan Chase or its affiliates (or one of its predecessors) since 1987. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London. Mr. Georghiou has been a portfolio manager on the Global Research Enhanced Index team since 2009 and Europe Research Driven Process team since 2012, an employee since 2007 and a portfolio manager of the Fund since May 2016. Ms. Georgina Perceval Maxwell began participating in the management of the Fund in May 2016. Ms. Maxwell is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 1997.

Intrepid International Fund

The management team is led by Sandeep Bhargava and Zenah Shuhaiber. Mr. Bhargava, Managing Director, is a global equity portfolio manager in the Global Portfolios Group based in London. An employee of JPMIM and its affiliates since 1997, he previously was a product manager for India Asset Management in Asia. Prior to joining the firm, Mr. Bhargava spent two years managing Asian emerging market funds with a focus on technology and pharmaceuticals at Barclays Global Investors in London. Mr. Bhargava began his career lecturing at the

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

University of York, combining this with consulting roles at a number of financial institutions including The World Bank in Washington D.C., ICICI in India and the United Nations Conference on Trade Development in Switzerland. Ms. Shuhaiber, Executive Director, is a portfolio manager in the Global Equities Team based in London. An employee of JPMIM and its affiliates since 2005, Ms. Shuhaiber has portfolio and research responsibilities for style-based strategies. Ms. Shuhaiber is a CFA charterholder.

Latin America Fund

The Latin America team is led by Luis Carrillo. Mr. Carrillo, Managing Director, is a portfolio manager in the Global Emerging Markets Group. Mr. Carrillo joined JPMIM in 1998. Previously, Mr. Carrillo was employed by several consulting firms where he offered strategic and financial advice concerning Latin America and Asia. Mr. Carrillo received a B.S. degree in engineering and a graduate degree in industrial engineering from the Universidad Anahuac in Mexico and an M.B.A. in Finance from the Wharton School of the University of Pennsylvania. Working with Mr. Carrillo is Sophie Bosch. Ms. Bosch, Executive Director, is a regional portfolio manager for Latin America portfolios within the Emerging Markets Equity Team. She joined JPMIM in 1999. Ms. Bosch received a B.A. in Business Management from the Wharton School and a B.S. in International Relations from the College of Arts and Sciences at the University of Pennsylvania.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMIM (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the JPMorgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class R2 Shares of each Fund and an annual fee of 0.05% of the average daily net assets of the Class R5 Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services. Class R6 Shares do not have shareholder service fees.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

MARCH 1, 2016	77

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, expenses, dividends and distributions.

Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Class R shares are primarily used in Group Retirement Plans. The particular Group Retirement Plan will determine the share class available to its participants.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

	Class R2	Class R5	Class R6
Eligibility	May be purchased by Group Retirement Plans.[1]

May be purchased by

•  Group Retirement Plans,[1]

•  Section 529 college savings plans,

•  Current and future JPMorgan SmartRetirement and JPMorgan SmartRetirement Blend Funds, and

•  Such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

May be purchased by

•  Group Retirement Plans,[1]

•  Certain discretionary accounts at JPMIM or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager) as defined below,

•  Certain direct investors as defined below,

•  Section 529 college savings plans,

•  The JPMorgan Diversified Fund,

•  Current and future JPMorgan SmartRetirement, SmartRetirement Blend and JPMorgan Access Funds, and

•  Such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

•  Investment companies not affiliated with JPMIM.

[1]	For more information about eligible Group Retirement Plans, see “Group Retirement Plans” below.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Class R2	Class R5	Class R6
Minimum Investment[1,2]	No minimum	No minimum

$5,000,000 — Discretionary Accounts.

$15,000,000 — Direct Investors.

Accounts cannot be aggregated to meet the initial minimum investment. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

Minimum Subsequent Investments	No minimum	No minimum	No minimum
Distribution (12b-1) Fee	0.50% of the average daily net assets.	None	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.05% of the average daily net assets.	None
Redemption Fee	None	None	None

[1]

Financial Intermediaries or other organizations making the Funds available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Funds.

[2]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.

Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent.

Accounts may be opened either directly with a Fund’s transfer agent or through Financial Intermediaries. If you have questions about eligibility, please call 1-800-480-4111.

•	Class R5 and Class R6 Shares are not subject to Rule 12b-1 fees.

•	Class R6 Shares have lower annual expense ratios than other share classes, as the Class R6 Shares have no ongoing shareholder service fees.

•

A Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of a Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

Group Retirement Plans

The only retirement plans that are eligible to purchase Class R2, Class R5 and Class R6 Shares are employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R2, Class R5 and Class R6 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

There is no minimum investment requirement for Group Retirement Plans, Section 529 college savings plans, and eligible investments by other J.P. Morgan Funds or unaffiliated investment companies.

MARCH 1, 2016	79

Investing with J.P. Morgan Funds (continued)

Discretionary Accounts

Class R6 Shares may also be purchased by an account for an investor:

1.	Whose investments in a Fund are made and directed on their behalf by investment representatives at the Investment Manager pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account), and

2.	Whose Discretionary Account’s initial investment in a Fund is at least $5,000,000. Accounts cannot be aggregated to meet the initial minimum.

Direct Investors

Class R6 Shares also may be purchased by individuals, institutions, trusts, and foundations whose:

1.	Account is not held for the benefit of multiple underlying, unrelated investors, and

2.	Initial investment in the Fund is at least $15,000,000. Accounts cannot be aggregated to meet the initial minimum.

College Savings Plans

To be eligible to invest in Class R5 and Class R6 Shares, Section 529 college savings plans must hold their shares through plan level or omnibus accounts held on the books of a Fund.

FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services.

To obtain information, visit www.jpmorganfunds.com or call 1-800-480-4111.

Rule 12b–1 Fees

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class R2 Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class R2	0.50%
Class R5	None
Class R6	None

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. The J.P. Morgan Funds will no longer enter into new Sub TA Agreements that require fee payments with respect to Class R6 Shares. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Shareholder Servicing

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of a Fund).

Class	Shareholder Servicing Fee
Class R2	0.25%
Class R5	0.05%
Class R6	None

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

PURCHASING FUND SHARES

You may purchase shares directly from the Funds through the Distributor or through your Financial Intermediary.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“NYSE Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE FUNDS
Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.

MARCH 1, 2016	81

Investing with J.P. Morgan Funds (continued)

HOW TO PURCHASE DIRECTLY WITH THE FUNDS
	Opening a New Account	Purchasing into an Existing Account
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

• J.P. Morgan Funds; or

• The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks.

By Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P. Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund#

Account: Your Account# and Your Account Registration

	Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.	Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions for Class R6 Shares using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable fees.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class R2 Shares of a Fund may be exchanged for:

•  Class R2 Shares of another J.P. Morgan Fund,

•  Another share class of the same Fund if you are eligible to purchase that class.

Class R5 Shares of a Fund may be exchanged for:

•  Class R5 Shares of another J.P. Morgan Fund,

•  Another share class of the same Fund if you are eligible to purchase that class.

Class R6 Shares of a Fund may be exchanged for:

•  Class R6 Shares of another J.P. Morgan Fund,

•  Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and Class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

MARCH 1, 2016	83

Investing with J.P. Morgan Funds (continued)

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1 or wired to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online

Call us at 1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

[1]	You cannot request redemption by check to be sent to an address updated within 30 days.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds), minus the amount of any applicable fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions for Class R6 Shares using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

If your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account. Before this action is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

Closings, Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

MARCH 1, 2016	85

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share. This is also known as the offering price. Shares are also redeemed at NAV. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations

MARCH 1, 2016	87

listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.
DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund, except for the Emerging Markets Equity Income Fund, the International Equity Fund and the International Equity Income Fund, generally distributes net investment income, if any, at least annually. The Emerging Markets Equity Income Fund and the International Equity Fund generally declare and distribute net investment income, if any, quarterly. The International Equity Income Fund generally distributes net investment income, if any, at least monthly. The Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares just before distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

A Fund’s investments in certain debt securities, mortgage-backed securities and derivative instruments may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The extent to which a Fund can invest in master limited partnerships is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

MARCH 1, 2016	89

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO). Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each of the following Funds will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month:

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Income Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan International Equity Income Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan Latin America Fund

No sooner than 10 days after the end of each month, each of the following Funds will post the uncertified, complete schedule of its portfolio holdings as of the last day of that month on J.P. Morgan Funds’ website at www.jpmorganfunds.com:

JPMorgan International Equity Fund

JPMorgan International Opportunities Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Not later than 60 days after the end of each fiscal quarter, each Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, each Fund will post these quarterly schedules on J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.

Each Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

MARCH 1, 2016	91

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R2, Class R5 and Class R6 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70  1/2.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared.

Wire — refers to a method used for payment or redemptions. While J.P. Morgan Funds does not charge to send a wire, your bank may charge a fee for this service.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange-Traded Funds (ETFs)[1] and other investment companies

•  If a Fund invests in shares of another investment company or pooled investment vehicle, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the ETF or other investment company

•  The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies or pooled investment vehicles help to manage smaller cash flows

•  Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs structured as investment companies, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)

•  Exemptive orders granted to various ETFs and their investment advisers by the SEC permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•  Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

MARCH 1, 2016	93

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

•Each Fund’s share price and performance will fluctuate in response to stock and bond market movements

•The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•A Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective

•The Latin America Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Therefore, the performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•Most bonds will rise in value when interest rates fall

• Emerging markets can offer higher returns

•Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds

•In addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•Each Fund seeks to limit risk and enhance performance through active management and country allocation

•During severe market downturns, each Fund (other than the International Research Enhanced Equity Fund) has the option of investing up to 100% of its total assets in high quality short-term instruments

Management choices
•Each Fund could underperform its benchmark due to its securities choices and asset allocation choices	•Each Fund could outperform its benchmark due to these same choices	•The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Foreign currencies
•Currency exchange rate movements could reduce gains or create losses •Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks	•Favorable exchange rate movements could generate gains or reduce losses

•Except as noted earlier in this prospectus, each Fund may manage the currency exposure of its foreign investments and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain investments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities
•When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	•A Fund can take advantage of attractive transaction opportunities	•Each Fund segregates or earmarks liquid assets to offset leverage risk

Derivatives*

•Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred

•A Fund may have difficulty exiting a derivatives position

•Derivatives used for risk management or, for certain Funds, to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

•The counterparty to a derivatives contract could default

•Derivatives that involve leverage could magnify losses

• Certain types of derivatives involve costs to a Fund which can reduce returns

•Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility

•Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•The Funds could make money and protect against losses if management’s analysis proves correct

•Derivatives that involve leverage could generate substantial gains at low cost

•Each Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of such Fund’s exposure relative to its benchmark

•Each Fund only establishes hedges that it expects will be highly correlated with underlying positions

•Each Fund may use derivatives in an effort to produce increased income or gains

•Each Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

MARCH 1, 2016	95

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending

•When a Fund[1] lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults

•The collateral will be subject to the risks of the securities in which it is invested

•A Fund may enhance income through the investment of the collateral received from the borrower

•The adviser maintains a list of approved borrowers

•A Fund receives collateral equal to at least 100% of the current value of securities loaned

•The lending agents indemnify the Funds against borrower default

•The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses

•Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
•A Fund could have difficulty valuing these holdings precisely •A Fund could be unable to sell these holdings at the time or price it desires	•These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•No Fund may invest more than 15% of its net assets in illiquid holdings

•To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•Increased trading would raise a Fund’s transaction costs

•Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Funds’ returns

	•A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	•Each Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

1	The Emerging Markets Equity Income Fund, the Global Unconstrained Equity Fund, the International Equity Income Fund and the International Unconstrained Equity Fund do not engage in securities lending.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Real Estate Investment Trusts (REITs)[1] — Global Unconstrained Equity Fund and International Unconstrained Equity Fund

•The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests

•The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties

•REITs may be more volatile and/or more illiquid than other types of equity securities

•If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including the Fund) would be reduced by any corporate taxes payable by the REIT

•The Funds can gain exposure to an additional asset class in order to further diversify its assets

•The Funds may receive current income from its REIT investments

•If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•The Funds’ adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

Market conditions affecting debt securities — Emerging Markets Equity Income Fund and International Equity Income Fund

•The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls

•Indebtedness of certain government issuers whose securities may be held by the Funds, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers

	•Most bonds will rise in value when interest rates fall •Debt securities have generally outperformed money market instruments over the long term, with less risk than stocks	•The Funds seek to limit risk and enhance performance through active management •The adviser monitor interest rate trends

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

MARCH 1, 2016	97

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the life of the class. Because the Class R6 Shares of the Latin America Fund commenced operations after the fiscal year end, the Fund’s Select Class Shares (which are not offered in this prospectus) are shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class R5
Year Ended October 31, 2015	$13.22	$0.20	(f)(g)	$(2.06)	$(1.86)	$(0.25)	$—
Year Ended October 31, 2014	13.71	0.29	(f)	(0.58)	(0.29)	(0.20)	—
Year Ended October 31, 2013	12.94	0.25	(f)	0.68	0.93	(0.16)	—
Year Ended October 31, 2012	12.71	0.25	(f)	0.18	0.43	(0.20)	—
Year Ended October 31, 2011	13.93	0.30	(f)	(1.47)	(1.17)	(0.05)	—	(h)

Class R6
September 1, 2015 (i) through October 31, 2015	10.46	(0.02	)(f)(g)	0.67	0.65	—	—
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$11.11	(14.20)%	$81,516	1.14%	1.65	%(g)	1.25%	118%
13.22	(2.12)	852,477	1.15	2.19		1.28	79
13.71	7.21	676,985	1.15	1.84		1.27	43
12.94	3.53	331,032	1.19	1.99		1.31	72
12.71	(8.45)	228,411	1.31	2.14		1.32	84

11.11	6.21	732,627	1.07	(0.92	)(g)	1.17	118

MARCH 1, 2016	99

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class R6
Year Ended October 31, 2015	$24.44	$0.22	(f)(g)	$(4.23)	$(4.01)	$(0.30)	$—
December 23, 2013 (h) through October 31, 2014	22.47	0.38	(f)(g)	1.59	1.97	—	—
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of offering of class of shares.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$20.13	(16.54)%	$1,128,390	1.10%	0.99	%(g)	1.16%	35%
24.44	8.77	1,130,050	1.20	1.85	(g)	1.33	33

MARCH 1, 2016	101

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Markets Equity Income Fund
Class R5
December 12, 2014 (g) through October 31, 2015	$15.00	$0.51	(h)	$(2.53)	$(2.02)	$(0.45)

Class R6
December 12, 2014 (g) through October 31, 2015	15.00	0.52	(h)	(2.53)	(2.01)	(0.46)
(a)	Annualized.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2015.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Calculated based upon average shares outstanding.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)(f)

$12.53	(13.55)%	$17	1.14%	4.05%	10.84%	25%

12.53	(13.51)	17	1.08	4.10	10.82	25

MARCH 1, 2016	103

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Unconstrained Equity Fund
Class R2
Year Ended October 31, 2015	$19.49	$0.08	(f)	$0.65	$0.73	$(0.22)	$(3.89)	$(4.11)
Year Ended October 31, 2014	20.06	0.18		1.17	1.35	(0.13)	(1.79)	(1.92)
Year Ended October 31, 2013	16.69	0.20		3.77	3.97	(0.19)	(0.41)	(0.60)
November 30, 2011 (h) through October 31, 2012	15.00	0.13		1.56	1.69	—	—	—

Class R5
Year Ended October 31, 2015	19.65	0.21	(f)	0.64	0.85	(0.40)	(3.89)	(4.29)
Year Ended October 31, 2014	20.19	0.31		1.19	1.50	(0.25)	(1.79)	(2.04)
Year Ended October 31, 2013	16.79	0.32		3.79	4.11	(0.30)	(0.41)	(0.71)
November 30, 2011 (h) through October 31, 2012	15.00	0.23		1.57	1.80	(0.01)	—	(0.01)

Class R6
Year Ended October 31, 2015	19.66	0.21	(f)	0.66	0.87	(0.42)	(3.89)	(4.31)
Year Ended October 31, 2014	20.20	0.32		1.19	1.51	(0.26)	(1.79)	(2.05)
Year Ended October 31, 2013	16.80	0.33		3.78	4.11	(0.30)	(0.41)	(0.71)
November 30, 2011 (h) through October 31, 2012	15.00	0.24		1.57	1.81	(0.01)	—	(0.01)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(h)	Commencement of operations.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$16.11	4.55%	$20	1.46%		0.45%		8.67%		132%
19.49	7.55	75	1.60		1.02		4.56		97
20.06	24.45	69	1.60	(g)	1.12	(g)	5.60	(g)	71
16.69	11.27	56	1.60	(g)	0.90	(g)	7.14	(g)	49

16.21	5.26	20	0.76		1.15		7.97		132
19.65	8.34	76	0.90		1.72		3.86		97
20.19	25.29	70	0.90	(g)	1.82	(g)	4.89	(g)	71
16.79	11.99	56	0.90	(g)	1.60	(g)	6.45	(g)	49

16.22	5.34	20	0.71		1.20		7.91		132
19.66	8.39	76	0.85		1.77		3.81		97
20.20	25.33	70	0.85	(g)	1.87	(g)	4.85	(g)	71
16.80	12.06	56	0.85	(g)	1.65	(g)	6.40	(g)	49

MARCH 1, 2016	105

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Equity Fund
Class R2
Year Ended October 31, 2015	$15.19	$0.20	(f)	$(0.51)	$(0.31)	$(0.19)	$—
Year Ended October 31, 2014	15.87	0.30	(f)(g)	(0.65)	(0.35)	(0.33)	—
Year Ended October 31, 2013	13.31	0.11	(f)	2.61	2.72	(0.16)	—
Year Ended October 31, 2012	12.58	0.15	(f)	0.77	0.92	(0.19)	—
Year Ended October 31, 2011	13.37	0.18	(f)	(0.79)	(0.61)	(0.18)	—	(h)

Class R5
Year Ended October 31, 2015	15.46	0.29	(f)	(0.49)	(0.20)	(0.29)	—
Year Ended October 31, 2014	16.13	0.44	(f)(g)	(0.69)	(0.25)	(0.42)	—
Year Ended October 31, 2013	13.52	0.27	(f)	2.60	2.87	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—
Year Ended October 31, 2011	13.55	0.23	(f)	(0.76)	(0.53)	(0.27)	—	(h)

Class R6
Year Ended October 31, 2015	15.46	0.32	(f)	(0.52)	(0.20)	(0.29)	—
Year Ended October 31, 2014	16.13	0.45	(f)(g)	(0.69)	(0.24)	(0.43)	—
Year Ended October 31, 2013	13.52	0.28	(f)	2.59	2.87	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—
November 30, 2010 (i) through October 31, 2011	12.85	0.28	(f)	(0.10)	0.18	(0.28)	—	(h)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.25, $0.39 and $0.40 for Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.59%, 2.40% and 2.48% for Class R2, Class R5 and Class R6 Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$14.69	(2.14)%	$1,203	1.56%	1.28%		1.92%	13%
15.19	(2.33)	1,405	1.56	1.92	(g)	1.70	6
15.87	20.58	1,230	1.55	0.78		1.72	8
13.31	7.45	721	1.55	1.16		1.74	5
12.58	(4.73)	67	1.56	1.33		1.77	18

14.97	(1.42)	57,500	0.86	1.88		1.06	13
15.46	(1.65)	95,749	0.86	2.73	(g)	1.00	6
16.13	21.42	106,963	0.85	1.79		1.02	8
13.52	8.19	63,767	0.85	2.24		1.05	5
12.75	(4.07)	45,680	0.86	1.69		1.08	18

14.97	(1.37)	2,088,835	0.80	2.03		0.91	13
15.46	(1.60)	1,681,788	0.81	2.81	(g)	0.95	6
16.13	21.47	1,248,489	0.80	1.85		0.97	8
13.52	8.23	682,861	0.80	2.26		1.00	5
12.75	1.20	347,040	0.81	2.23		1.01	18

MARCH 1, 2016	107

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Income Fund
Class R2
Year Ended October 31, 2015	$16.41	$0.61	(f)(g)	$(0.60)	$0.01	$(0.61)	$(0.16)	$(0.77)
Year Ended October 31, 2014	16.67	0.87	(f)(h)	(0.39)	0.48	(0.61)	(0.13)	(0.74)
Year Ended October 31, 2013	14.12	0.40	(f)	2.54	2.94	(0.37)	(0.02)	(0.39)
Year Ended October 31, 2012	13.36	0.40	(f)	0.76	1.16	(0.40)	—	(0.40)
February 28, 2011 (i) through October 31, 2011	15.00	0.32	(f)	(1.66)	(1.34)	(0.30)	—	(0.30)

Class R5
Year Ended October 31, 2015	16.46	0.76	(f)(g)	(0.63)	0.13	(0.73)	(0.16)	(0.89)
Year Ended October 31, 2014	16.72	0.99	(f)(h)	(0.39)	0.60	(0.73)	(0.13)	(0.86)
Year Ended October 31, 2013	14.15	0.51	(f)	2.54	3.05	(0.46)	(0.02)	(0.48)
Year Ended October 31, 2012	13.38	0.50	(f)	0.76	1.26	(0.49)	—	(0.49)
February 28, 2011 (i) through October 31, 2011	15.00	0.38	(f)	(1.65)	(1.27)	(0.35)	—	(0.35)

Class R6
January 30, 2015 (l) through October 31, 2015	15.82	0.69	(f)(g)	(0.41)	0.28	(0.41)	—	(0.41)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.62 and $0.74 for Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 3.74% and 4.44% for Class R2 and Class R5 Shares, respectively.
(i)	Commencement of operations.
(j)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
(l)	Commencement of offering of class of shares.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$15.65	(0.01)%	$52	1.50%		3.74	(g)	1.89%		238%
16.41	2.90	574	1.50		5.24	(h)	1.92		138
16.67	21.12	558	1.49		2.60		2.11		63
14.12	8.87	461	1.50		2.95		2.70		52
13.36	(8.97)	45	1.50	(j)	3.36	(j)	10.72	(j)(k)	40

15.70	0.71	19	0.80		4.59	(g)	1.16		238
16.46	3.60	587	0.80		5.94	(h)	1.22		138
16.72	21.94	566	0.79		3.31		1.41		63
14.15	9.62	465	0.80		3.65		2.00		52
13.38	(8.52)	46	0.80	(j)	4.05	(j)	10.05	(j)(k)	40

15.69	1.66	21	0.75		5.70	(g)	1.15		238

MARCH 1, 2016	109

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class R6
Year Ended October 31, 2015	$15.13	$0.26	(f)	$(0.21)	$0.05	$(0.43)	$—
Year Ended October 31, 2014	15.57	0.44	(f)	(0.70)	(0.26)	(0.18)	—
Year Ended October 31, 2013	12.69	0.32	(f)	2.88	3.20	(0.32)	—
Year Ended October 31, 2012	12.20	0.31	(f)	0.56	0.87	(0.38)	—
November 30, 2010 (h) through October 31, 2011	12.78	0.27	(f)	(0.48)	(0.21)	(0.37)	—	(g)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$14.75	0.41%	$2,003,409	0.71%	1.75%	0.72%	43%
15.13	(1.67)	1,539,613	0.73	2.82	0.74	55
15.57	25.71	1,204,314	0.75	2.27	0.76	36
12.69	7.59	692,117	0.79	2.58	0.79	45
12.20	(1.85)	373,613	0.78	2.27	0.78	76

MARCH 1, 2016	111

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Research Enhanced Equity Fund
Class R2
Year Ended October 31, 2015	$20.07	$0.37	(d)	$(0.58)	$(0.21)	$(0.38)	$(3.27)	$(3.65)	$—
Year Ended October 31, 2014	20.91	0.40	(d)	(0.54)	(0.14)	(0.36)	(0.34)	(0.70)	—
Year Ended October 31, 2013	17.03	0.35	(d)	3.92	4.27	(0.39)	—	(0.39)	—
Year Ended October 31, 2012	16.66	0.32	(d)	0.45	0.77	(0.40)	—	(0.40)	—
Year Ended October 31, 2011	18.86	0.32	(d)	(2.12)	(1.80)	(0.40)	—	(0.40)	—	(e)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000's)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$16.21	(0.50)%	$3,331	0.85%	2.22%	1.41%	39%
20.07	(0.66)	2,521	0.84	1.95	1.33	63
20.91	25.52	1,957	0.95	1.88	1.61	51
17.03	4.94	786	1.32	1.97	1.56	19
16.66	(9.72)	463	1.32	1.77	1.55	40

MARCH 1, 2016	113

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class R2
Year Ended October 31, 2015	$18.55	$0.03	(f)(g)	$0.39	$0.42	$(0.11)	$(1.29)	$(1.40)
Year Ended October 31, 2014	20.53	0.12	(h)	(0.68)	(0.56)	(0.11)	(1.31)	(1.42)
Year Ended October 31, 2013	17.24	0.12		3.59	3.71	(0.07)	(0.35)	(0.42)
November 30, 2011 (j) through October 31, 2012	15.00	0.14		2.10	2.24	—	—	—

Class R5
Year Ended October 31, 2015	18.72	0.16	(f)(g)	0.39	0.55	(0.23)	(1.29)	(1.52)
Year Ended October 31, 2014	20.69	0.24	(h)	(0.67)	(0.43)	(0.23)	(1.31)	(1.54)
Year Ended October 31, 2013	17.35	0.25		3.61	3.86	(0.17)	(0.35)	(0.52)
November 30, 2011 (j) through October 31, 2012	15.00	0.24		2.11	2.35	—	—	—

Class R6
Year Ended October 31, 2015	18.73	(0.01	)(f)(g)	0.57	0.56	(0.24)	(1.29)	(1.53)
Year Ended October 31, 2014	20.70	0.25	(h)	(0.67)	(0.42)	(0.24)	(1.31)	(1.55)
Year Ended October 31, 2013	17.36	0.26		3.61	3.87	(0.18)	(0.35)	(0.53)
November 30, 2011 (j) through October 31, 2012	15.00	0.25		2.11	2.36	—	—	—
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, $0.20 and $0.22 for Class R2, Class R5 and Class R6 Shares, respectively and the net investment income (loss) ratio would have been 0.48%, 1.18% and 1.23% for Class R2, Class R5 and Class R6 Shares, respectively.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(j)	Commencement of operations.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$17.57	2.67%	$20	1.51%		0.19	%(g)	5.11%		42%
18.55	(2.68)	68	1.57		0.66	(h)	6.05		63
20.53	21.92	70	1.57	(i)	0.67	(i)	8.01	(i)	65
17.24	14.93	57	1.57	(i)	0.92	(i)	7.23	(i)	40

17.75	3.43	20	0.81		0.89	(g)	4.43		42
18.72	(1.99)	70	0.87		1.36	(h)	5.34		63
20.69	22.76	71	0.87	(i)	1.37	(i)	7.31	(i)	65
17.35	15.67	58	0.87	(i)	1.62	(i)	6.54	(i)	40

17.76	3.48	5,335	0.74		(0.05	)(g)	2.87		42
18.73	(1.95)	70	0.82		1.41	(h)	5.29		63
20.70	22.80	71	0.82	(i)	1.42	(i)	7.26	(i)	65
17.36	15.73	58	0.82	(i)	1.67	(i)	6.49	(i)	40

MARCH 1, 2016	115

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Value Fund
Class R2
Year Ended October 31, 2015	$13.93	$0.14	(f)(g)	$(0.81)	$(0.67)	$(0.43)	$—
Year Ended October 31, 2014	14.78	0.42	(f)(g)(h)	(1.05)	(0.63)	(0.22)	—
Year Ended October 31, 2013	11.99	0.18	(f)	2.88	3.06	(0.27)	—
Year Ended October 31, 2012	11.86	0.28	(f)	0.19	0.47	(0.34)	—
Year Ended October 31, 2011	13.21	0.24	(f)	(1.15)	(0.91)	(0.44)	—	(i)

Class R6
Year Ended October 31, 2015	14.42	0.18	(f)(g)	(0.76)	(0.58)	(0.53)	—
Year Ended October 31, 2014	15.29	0.54	(f)(g)(h)	(1.09)	(0.55)	(0.32)	—
Year Ended October 31, 2013	12.38	0.30	(f)	2.96	3.26	(0.35)	—
Year Ended October 31, 2012	12.26	0.37	(f)	0.21	0.58	(0.46)	—
November 30, 2010(j) through October 31, 2011	12.72	0.32	(f)	(0.30)	0.02	(0.48)	—	(i)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.34 and $0.46 for Class R2 and Class R6 Shares, respectively and the net investment income (loss) ratio would have been 2.39% and 3.06% for Class R2 and Class R6 Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$12.83	(4.84)%	$1,929	1.60%	1.01	%(g)	2.01%	74%
13.93	(4.33)	1,768	1.58	2.91	(g)(h)	1.61	59
14.78	25.91	1,249	1.59	1.39		1.60	66
11.99	4.27	881	1.60	2.43		1.62	62
11.86	(7.12)	694	1.59	1.84		1.61	60

13.31	(4.04)	2,354	0.73	1.32	(g)	0.73	74
14.42	(3.64)	30,992	0.83	3.58	(g)(h)	0.84	59
15.29	26.84	107,313	0.84	2.12		0.85	66
12.38	5.11	25,945	0.84	3.06		0.87	62
12.26	(0.10)	50	0.84	2.57		0.86	60

MARCH 1, 2016	117

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid International Fund
Class R2
Year Ended October 31, 2015	$19.31	$0.38	(f)(g)	$(0.34)	$0.04	$(0.14)	$—
Year Ended October 31, 2014	19.61	0.40	(f)(g)	(0.53)	(0.13)	(0.17)	—
Year Ended October 31, 2013	15.74	0.20	(f)	3.86	4.06	(0.19)	—
Year Ended October 31, 2012	15.21	0.19	(f)	0.50	0.69	(0.16)	—
Year Ended October 31, 2011	16.46	0.17	(f)	(1.22)	(1.05)	(0.20)	—	(h)

Class R6
May 29, 2015(i) through October 31, 2015	21.08	0.12	(f)(g)	(1.36)	(1.24)	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$19.21	0.24%	$227	1.52%	1.91	%(g)	1.69%	33%
19.31	(0.66)	98	1.64	2.03	(g)	1.71	48
19.61	26.02	98	1.72	1.16		1.79	49
15.74	4.64	81	1.75	1.29		1.87	46
15.21	(6.48)	106	1.75	1.04		1.85	79

19.84	(5.88)	1,854,941	0.73	1.47	(g)	0.74	33

MARCH 1, 2016	119

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Latin America Fund
Select Class
Year Ended October 31, 2015	$17.58	$0.17	(d)	$(6.27)	$(6.10)	$(0.08)	$—
Year Ended October 31, 2014	18.63	0.16	(d)	(1.04)	(0.88)	(0.17)	—
Year Ended October 31, 2013	18.59	0.15	(d)	(0.05)	0.10	(0.06)	—
Year Ended October 31, 2012	18.98	0.13	(d)	(0.48)	(0.35)	(0.04)	—
Year Ended October 31, 2011	21.48	0.20	(d)	(2.71)	(2.51)	—	0.01
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$11.40	(34.80)%	$49,918	1.41%	1.22%	1.65%	25%
17.58	(4.72)	79,367	1.45	0.88	1.64	58
18.63	0.50	109,334	1.45	0.79	1.67	37
18.59	(1.85)	60,487	1.61	0.69	1.78	49
18.98	(11.64)	59,416	1.64	0.97	1.76	53

MARCH 1, 2016	121

Additional Fee and Expense Information

ADDITIONAL FEE AND EXPENSE INFORMATION FOR THE JPMT II FUNDS AND FORMER ONE GROUP MUTUAL FUNDS

In connection with the 2004 final settlement between Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), with the New York Attorney General arising out of market timing of certain mutual funds advised by BOIA, BOIA agreed, among other things, to disclose hypothetical information regarding investment and expense information to Fund shareholders. The hypothetical examples are provided for JPMT II Funds or those Funds that have acquired the assets and liabilities of a JPMT II Fund or a series of One Group Mutual Funds.

The “Gross Expense Ratio” includes the contractual expenses that make up the investment advisory, administration and shareholder servicing fees, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

The table below shows the ratios for Class R2, Class R5 and Class R6 Shares of the affected Funds offered in this prospectus.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan International Equity Fund	R2	1.56%	1.94%
	R5	0.86%	1.07%
	R6	0.81%	0.92%
JPMorgan International Research Enhanced Equity Fund	R2	0.85%	1.42%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On February 29, 2016, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Fund

	R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 28, 2017	$159	5.00%	3.44%	3.44%
February 28, 2018	204	10.25	6.61	3.06
February 28, 2019	210	15.76	9.87	3.06
February 29, 2020	216	21.55	13.23	3.06
February 28, 2021	223	27.63	16.69	3.06
February 28, 2022	230	34.01	20.26	3.06
February 28, 2023	237	40.71	23.95	3.06
February 29, 2024	244	47.75	27.74	3.06
February 28, 2025	252	55.13	31.65	3.06
February 28, 2026	259	62.89	35.67	3.06

JPMorgan International Equity Fund

	R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 28, 2017	$88	5.00%	4.14%	4.14%
February 28, 2018	114	10.25	8.23	3.93
February 28, 2019	118	15.76	12.49	3.93
February 29, 2020	123	21.55	16.91	3.93
February 28, 2021	128	27.63	21.50	3.93
February 28, 2022	133	34.01	26.28	3.93
February 28, 2023	138	40.71	31.24	3.93
February 29, 2024	143	47.75	36.40	3.93
February 28, 2025	149	55.13	41.76	3.93
February 28, 2026	155	62.89	47.33	3.93

JPMorgan International Equity Fund

	R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 28, 2017	$83	5.00%	4.19%	4.19%
February 28, 2018	98	10.25	8.44	4.08
February 28, 2019	102	15.76	12.87	4.08
February 29, 2020	106	21.55	17.47	4.08
February 28, 2021	110	27.63	22.26	4.08
February 28, 2022	115	34.01	27.25	4.08
February 28, 2023	119	40.71	32.44	4.08
February 29, 2024	124	47.75	37.85	4.08
February 28, 2025	129	55.13	43.47	4.08
February 28, 2026	135	62.89	49.32	4.08

MARCH 1, 2016	123

Additional Fee and Expense Information (continued)

JPMorgan International Research Enhanced Equity Fund

	R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 28, 2017	$87	5.00%	4.15%	4.15%
February 28, 2018	151	10.25	7.88	3.58
February 28, 2019	156	15.76	11.74	3.58
February 29, 2020	162	21.55	15.74	3.58
February 28, 2021	167	27.63	19.88	3.58
February 28, 2022	173	34.01	24.18	3.58
February 28, 2023	179	40.71	28.62	3.58
February 29, 2024	186	47.75	33.23	3.58
February 28, 2025	193	55.13	38.00	3.58
February 28, 2026	199	62.89	42.94	3.58

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds except the International Research Enhanced Equity Fund is 811-21295.

Investment Company Act File No. for the International Research Enhanced Equity Fund is 811-4236.

©JPMorgan Chase & Co., 2016. All rights reserved. July 2016. PR-INTEQR2R5R6-316-2

Prospectus

J.P. Morgan International Equity Funds

Select Class Shares

March 1, 2016, as supplemented July 1, 2016

JPMorgan Global Research Enhanced Index Fund

Class/Ticker: Select/JEITX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Global Research Enhanced Index Fund

Class/Ticker: Select/JEITX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Select Class
Management Fees	0.20%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.36
Shareholder Servicing Fee	0.25
Remainder of Other Expenses	0.11
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	0.57
Fee Waivers and Expense Reimbursements[1]	(0.23)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.34

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.34% of the average daily net assets of Select Class Shares. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE
	1 Year	3 Years	5 Years	10 Years
SELECT CLASS SHARES ($)	35	159	295	692

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its Assets in securities that are included in the index designated by the Fund or securities whose economic returns are similar to such index or its components. “Assets” means net assets, plus the amount of borrowings for investment purposes. The securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, depositary receipts, privately placed securities and real estate investment trusts (REITs).

The Fund seeks to outperform the Morgan Stanley Capital International (MSCI) World Index1 (net of foreign withholding taxes) (the Index) over time while maintaining similar risk characteristics. In implementing its strategy, the Fund primarily invests in securities included within the universe of the Index. However, the Fund modestly overweights securities in the Index that it considers undervalued while modestly underweighting or not holding securities in the Index that it considers

1	MSCI World Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

MARCH 1, 2016	1

JPMorgan Global Research Enhanced Index Fund (continued)

overvalued. Under normal circumstances, while the Fund anticipates that it will only own a portion, which may represent a minority, of the securities included in the Index, it seeks to achieve similar sector, geographic and risk characteristics to the Index. By owning a large number of securities within the Index, with an emphasis on those that appear undervalued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of tracking error to the Index. The Index may include the securities of smaller capitalization companies.

The Fund may invest in securities of issuers located anywhere in the world. Under normal circumstances, the Fund intends to invest at least 40% of its total assets in countries other than the United States, unless the index designated by the Fund includes less than 40% of its total assets in countries other than the United States, in which case, the Fund would invest at least 30% of its total assets in such countries.

The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows. The Fund may invest in securities denominated in any currency and may from time to time hedge a portion of its foreign currency exposure using currency forwards.

Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, optimization modeling techniques and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to their relative value. The adviser will modestly overweight securities which it deems to be attractive and modestly underweight or not hold those securities which it believes are unattractive.

The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.

In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular Instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Foreign Securities Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Tracking Error Risk. The Fund’s performance will vary from the performance of the Index. The Fund’s strategy of seeking to achieve returns that modestly exceed those of the Index creates a greater chance of tracking error than if the Fund were to follow a more passive indexing strategy designed to replicate the Index. Like other mutual funds, the Fund will also incur fees and transaction costs that will contribute to tracking error. Changes in the composition of the Index or the timing of purchases and redemptions of Fund shares may also contribute to tracking error.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its currency exposure.

Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller cap companies (mid cap and small cap companies). Smaller companies may be more volatile and vulnerable to economic, market and industry changes. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Investment Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

MARCH 1, 2016	3

JPMorgan Global Research Enhanced Index Fund (continued)

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) World Index (net of foreign withholding taxes) and the Lipper Global Large-Cap Core Funds Index, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2015	5.32%
Worst Quarter	3rd quarter, 2015	–8.33%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund (since 2/28/13)
SELECT CLASS SHARES
Return Before Taxes	(0.66)%	8.73%
Return After Taxes on Distributions	(1.12)	8.07
Return After Taxes on Distributions and Sale of Fund Shares	(0.01)	6.68
MSCI WORLD INDEX
(net of foreign withholding taxes) (Reflects No Deduction for Fees, Expenses or Taxes)	(0.87)	8.25
LIPPER GLOBAL LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(2.76)	7.17

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Piera Elisa Grassi	2016	Executive Director
Ido Eisenberg	2014	Executive Director
James Cook	2014	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	5

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its Assets in securities that are included in the index designated by the Fund or securities whose economic returns are similar to such index or its components. “Assets” means net assets, plus the amount of borrowings for investment purposes. The securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, depositary receipts, privately placed securities and real estate investment trusts (REITs).

The Fund seeks to outperform the Morgan Stanley Capital International (MSCI) World Index1 (net of foreign withholding taxes) (the Index) over time while maintaining similar risk characteristics. In implementing its strategy, the Fund primarily invests in securities included within the universe of the Index. However, the Fund modestly overweights securities in the Index that it considers undervalued while modestly underweighting or not holding securities in the Index that it considers overvalued. Under normal circumstances, while the Fund anticipates that it will only own a portion, which may represent a minority, of the securities included in the Index, it seeks to achieve similar sector, geographic and risk characteristics to the Index. By owning a large number of securities within the Index, with an emphasis on those that appear undervalued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of tracking error to the Index. The Index may include the securities of smaller capitalization companies.

The Fund may invest in securities of issuers located anywhere in the world. Under normal circumstances, the Fund intends to invest at least 40% of its total assets in countries other than the United States, unless the index designated by the Fund includes less than 40% of its total assets in countries other than the United States, in which case, the Fund would invest at least 30% of its total assets in such countries.

The Fund may use exchange-traded futures to gain exposure to particular foreign securities or markets and for the efficient management of cash flows. The Fund may invest in securities denominated in any currency and may from time to time hedge a portion of its foreign currency exposure using currency forwards.

The main investment strategies for the Fund are summarized above. The Fund will invest primarily in securities of U.S. or foreign issuers as described above. These securities may include:

•	common stock

•	preferred stock

•	privately placed securities

•	REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

[1]	MSCI World Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

The main investment strategies for the Fund may also include the following, some of which may be equity securities:

•	other types of foreign securities, which may be in the form of depositary receipts

•	securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which the Fund may invest

•	derivatives, including certain futures

•	trust or partnership interests

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

Although not main strategies, the Fund may also utilize the following, which may be equity securities:

•	convertible securities

•	warrants and rights to buy common stock

•	derivatives, including certain futures, options, swaps and forwards

•	other investment companies

•	affiliated money market funds

•	closed-end investment companies

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest.

The Fund may use futures contracts, options, swaps, forwards and other instruments to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain. The Fund may use exchange-traded futures to manage cash flows.

The Fund will invest substantially in securities denominated in foreign currencies and may seek to manage currency risk where appropriate through managing currency exposure. The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management.

The Fund may utilize these investment strategies to a greater or lesser degree.

The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy above.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, optimization modeling techniques and individual security

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to their relative value. The adviser will modestly overweight securities which it deems to be attractive and modestly underweight or not hold those securities which it believes are unattractive.

The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.

In managing the Fund, the adviser will seek to help manage risk in the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Main Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their

MARCH 1, 2016	7

More About the Fund (continued)

ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, forwards, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Foreign Securities Risk. To the extent the Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

The Fund’s investments in foreign securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

In addition to the general foreign risk above, the Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may be subject to the risk in the following regional area:

European Market Risk. A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Tracking Error Risk. The Fund’s performance will vary from the performance of the Index. The Fund’s strategy of seeking to achieve returns that modestly exceed those of the Index creates a greater chance of tracking error than if the Fund were to follow a more passive indexing strategy designed to replicate the Index. Like other mutual funds, the Fund will also incur fees and transaction costs that will contribute to tracking error. Changes in the composition of the Index or the timing of purchases and redemptions of Fund shares may also contribute to tracking error.

Investment Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. Closed-end investment companies may trade at a price below their net asset value (also known as a discount).

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular,

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Smaller Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another.

In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Additional Risks

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s

MARCH 1, 2016	9

More About the Fund (continued)

capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, the Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.

Initial Public Offerings (IPO) Risk. IPO securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile and their purchase may involve high transaction costs. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock also may be subject to optional or mandatory redemption provisions.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/Return Summary”, the “Risk and Reward Elements for the Fund” later in the prospectus and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE AND CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objective.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may be inconsistent with the Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

Whether engaging in temporary defensive purposes or otherwise, the Fund may not hold more than 10% of its total assets in cash and cash equivalents. These amounts are in addition to assets held for derivative margin deposits or other segregated accounts.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

MARCH 1, 2016	11

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/15, JPMIM was paid a management fee (net of waivers) of 0.06% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

The Fund is managed by Piera Elisa Grassi, Ido Eisenberg and James Cook. Ms. Grassi, an Executive Director of JPMIM, has been a portfolio manager on the Global and International Research Enhanced Index team based in London and an employee since 2004. She was previously a portfolio manager and quantitative analyst for the Global Research Enhanced Index team. Mr. Eisenberg, an Executive Director of JPMIM and a CFA charterholder, has been a portfolio manager on the Global Research Enhanced Index and Europe Research Driven Process teams since 2010 and an employee since 2002. Previously, he worked in the Technology Application Development

Group, where he developed and supported applications for the Global Research Enhanced Index Team. Mr. Cook, an Executive Director of JPMIM and a CFA charterholder, has been a portfolio manager on the Global Research Enhanced Index team since 2012 and on the JPMorgan Diversified Return Global Equity ETF since its inception in 2014 and an employee since 2007. He was previously a research analyst from 2010 to 2012 and an assistant research analyst prior to 2010.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities.

The Fund’s Administrator

JPMIM provides administrative services for and oversees the other service providers of the Fund. JPMIM receives a pro-rata portion of the following annual fee on behalf of each J.P. Morgan Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

MARCH 1, 2016	13

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the share class most appropriate for you and decide how much you want to invest. The Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

Select
Eligibility[1]

Limited to certain investors, including:

•Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

•Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the Fund.[2]

Minimum Investment[1,3,4]

$1,000,000 — An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 — Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Fund[2] or

$50 for employees, if establishing a Systematic Purchase Plan.

Minimum Subsequent Investments[1]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Select
Systematic Purchase Plan	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.
Systematic Redemption Plan	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.
Distribution (12b-1) Fee	None
Shareholder Service Fee	0.25% of the average daily net assets.
Redemption Fee	None
Advantages	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Select Class Shares have lower fees than Class A and Class C Shares.
Disadvantages	Limited availability and higher minimum initial investment than Class A and Class C Shares.

[1]

Financial Intermediaries or other organizations making the Fund available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

[2]

May also be purchased directly from the Fund by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[3]

Investment minimums may be waived for certain types of Group Retirement Plans (as defined in the glossary), as well as for certain fee-based programs. The Fund reserves the right to waive any initial or subsequent investment minimum.

[4]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.

FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the types of compensation paid to Financial Intermediaries for services related to the Fund.

To obtain information, visit www.jpmorganfunds.com or call 1-800-480-4111.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Shareholder Servicing

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of the Fund).

Class	Shareholder Servicing Fee
Select Class	0.25%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

PURCHASING FUND SHARES

You may purchase shares directly from the Fund through the Distributor or through your Financial Intermediary.

MARCH 1, 2016	15

Investing with J.P. Morgan Funds (continued)

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Fund is open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by the Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“NYSE Close”), on a day the Fund is open for business, will be effected at that day’s NAV. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET, if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Fund prior to such time as agreed upon by the Fund and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of the Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Fund, see the information below.

HOW TO PURCHASE
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

HOW TO PURCHASE
	Opening a New Account	Purchasing into an Existing Account

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Fund currently does not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Fund and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number

MARCH 1, 2016	17

Investing with J.P. Morgan Funds (continued)

or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Fund.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES
Select Class Shares of the Fund may be exchanged for: • Select Class Shares of another J.P. Morgan Fund, or • Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of the Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of the Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

[1]	You cannot request a redemption by check to be sent to an address updated within 30 days.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Fund’s transfer agent or the Fund), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of the Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Fund, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Fund and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

MARCH 1, 2016	19

Investing with J.P. Morgan Funds (continued)

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Select Class accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

Closings, Reorganizations and Liquidations

To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Fund identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when the Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund’s own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. As a result, the Fund is often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Fund.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Fund will be able to effectively identify and eliminate market timing and abusive trading in the Fund particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Fund’s market timing policies and restrictions as uniformly as practicable to accounts with the Fund, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of the Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the

MARCH 1, 2016	21

Investing with J.P. Morgan Funds (continued)

J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within the Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET, if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, at least annually. The Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

MARCH 1, 2016	23

Investing with J.P. Morgan Funds (continued)

If you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased.

The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Fund that invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

The Fund’s investments in certain debt obligations, derivative instruments and so called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. The Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for the Fund have delegated the authority to vote proxies for securities owned by the Fund to the applicable investment adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month.

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

MARCH 1, 2016	25

Investing with J.P. Morgan Funds (continued)

The Fund will post these quarterly schedules on J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.

The Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that the Fund has sold at a profit, minus any realized losses.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by the Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

MARCH 1, 2016	27

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

•  The Fund’s share price and performance will fluctuate in response to stock and bond market movements

•  The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•  The Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•  Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•  Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•  Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•  Most bonds will rise in value when interest rates fall

•  Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds

•  In addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•  The Fund may use forward foreign currency contracts for risk management purposes by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

Management choices
• The Fund could underperform its benchmark due to its securities choices and asset allocation choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Foreign currencies
• Currency exchange rate movements could reduce gains or create losses	• Favorable exchange rate movements could generate gains or reduce losses

•  The Fund may manage the currency exposure of its foreign investments and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain investments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•  The Fund may have difficulty exiting a derivatives position

•  Derivatives used for risk management or to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

•  The counterparty to a derivatives contract could default

•  Derivatives that involve leverage could magnify losses

•  Certain types of derivatives involve costs to the Fund which can reduce returns

•  Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

•  Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•  Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•  The Fund could make money and protect against losses if management’s analysis proves correct

•  Derivatives that involve leverage could generate substantial gains at low cost

•  The Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

•  The Fund only establishes hedges that it expects will be highly correlated with underlying positions

•  The Fund may use derivatives in an effort to produce increased income or gains

•  The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

MARCH 1, 2016	29

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
•The Fund could have difficulty valuing these holdings precisely •The Fund could be unable to sell these holdings at the time or price it desires	•These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•The Fund may not invest more than 15% of its net assets in illiquid holdings

•To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•Increased trading would raise the Fund’s transaction costs

•Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns

	•The Fund could realize gain in a short period of time •The Fund could protect against losses if a security is overvalued and its value later falls	•The Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

This Page Intentionally Left Blank.

MARCH 1, 2016	31

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each share class for each of the past one through two fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund commenced operations on February 28, 2013. This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Research Enhanced Index Fund
Select Class
Year Ended October 31, 2015	$18.81	$0.39	(f)	$(0.12)	$0.27	$(0.27)	$(0.25)	$(0.52)
Year Ended October 31, 2014	17.37	0.39	(f)	1.33	1.72	(0.18)	(0.10)	(0.28)
February 28, 2013 (g) through October 31, 2013	15.00	0.19	(f)	2.18	2.37	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(i)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$18.56	1.51%	$7,415,218	0.33%		2.06%		0.56%		44%
18.81	10.09	3,577,523	0.33		2.16		0.56		40
17.37	15.80	1,895,025	0.33	(h)	1.73	(h)	0.60	(h)(i)	25

MARCH 1, 2016	33

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

©JPMorgan Chase & Co., 2016. All rights reserved. July 2016. PR-GREIS-316-2

Prospectus

J.P. Morgan Funds

Class A, Class C & Select Class Shares

March 1, 2016, as supplemented July 1, 2016

JPMorgan Commodities Strategy Fund

Class/Ticker: A/CSAFX; C/CCSFX; Select/CSFSX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Commodities Strategy Fund

Class/Ticker: A/CSAFX; C/CCSFX; Select/CSFSX

What is the goal of the Fund?

The Fund seeks total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 20 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.85%	0.85%	0.85%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	1.22	1.30	1.05
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[2]	0.97 [3]	1.05 [3]	0.80
Acquired Fund Fees and Expenses	0.03	0.03	0.03

Total Annual Fund Operating Expenses	2.35	2.93	1.93
Fee Waivers and Expense Reimbursements[4,5]	(1.10)	(1.18)	(0.93)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.25	1.75	1.00

1	Includes the operating expenses of Commodities Strategy Fund CS Ltd., the Fund’s wholly-owned subsidiary.

2	Includes the advisory fee paid by the subsidiary to its adviser and other expenses of the subsidiary (excluding Acquired Fund Fees and Expenses).

3	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

4	The Fund’s adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid by the subsidiary to its adviser. This waiver will continue in effect so long as the Fund invests in the subsidiary and may not be terminated without approval by the Fund’s Board.

5	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of the Fund, inclusive of the subsidiary (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses exceed) 1.25%, 1.75%, and 1.00% of the average daily net assets of Class A, Class C, and Select Class Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

MARCH 1, 2016	1

JPMorgan Commodities Strategy Fund (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	1,120	1,620	2,990
CLASS C SHARES ($)	278	795	1,439	3,168
SELECT CLASS SHARES ($)	102	516	956	2,178

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	1,120	1,620	2,990
CLASS C SHARES ($)	178	795	1,439	3,168
SELECT CLASS SHARES ($)	102	516	956	2,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund seeks to achieve its objective by investing in a diversified portfolio of commodity-linked derivatives. The Fund will also invest in fixed income securities.

Commodity Investments

The Fund invests in commodity-linked derivative instruments, such as commodity-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. Derivatives are instruments that have a value based on another instrument, exchange rate or index and will generally be used as substitutes for commodities.

The Fund will gain exposure to commodity markets by investing up to 25% of its total assets in the Commodities Strategy Fund CS Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The Subsidiary is also advised by J.P. Morgan Investment Management Inc. (JPMIM or Adviser) and has the same investment objective as the Fund. The Subsidiary (unlike the Fund) may invest without limitation in commodity futures contracts, commodity-linked swap agreements and other commodity-linked derivative instruments, including derivative instruments linked to the value of a particular commodity, commodity index or commodity futures contract, or a subset of commodities or commodity futures contracts. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.

The Fund intends to provide long exposure to the commodities markets. In addition, the Subsidiary may use short positions in commodities to reduce exposure to the commodities market. Although the long and short positions held by the Subsidiary will vary in size as market opportunities change, the Fund intends to maintain a net exposure to the commodities market within a range of 70% to 130% of the value of the Fund’s net assets. The Subsidiary may use derivatives to obtain long or short exposure in an attempt to increase the Subsidiary’s income or gain, to hedge various investments and for risk management. In rising markets, the Fund expects that the value of the long positions will appreciate more rapidly than the short positions, and in declining markets, that the value of the short positions will appreciate more rapidly than the long positions.

The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may also overweight or underweight its exposure to a subset of commodities, such that the Fund has greater or lesser exposure to a subset of commodities than is represented by a particular commodity index.

Fixed Income Investments

Assets not invested in commodity-linked derivatives, currency-linked derivatives or the Subsidiary will be invested in high quality, short term fixed income securities. The fixed income portion of the Fund is intended to provide liquidity and preserve capital. The Fund’s fixed income securities may include: obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury; Treasury Inflation Protected Securities (TIPS); securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; high quality commercial paper and other short-term debt securities, including floating and

2	J.P. MORGAN FUNDS

variable rate demand notes, of U.S. and foreign corporations; debt securities issued or guaranteed by U.S., foreign, and supranational banks, including certificates of deposit, time deposits and other short-term securities; repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities; and corporate debt obligations. The Fund generally will only buy securities that have remaining maturities of 397 days or less. The dollar-weighted average maturity of the Fund’s fixed income investments will generally be 90 days or less. The Fund may also invest in affiliated money market funds.

The Subsidiary will also invest in fixed income securities, either as investments or to serve as margin or collateral for its derivative positions.

Investment Process:

JPMIM uses a global quarterly and weekly investment process that applies fundamental, quantitative, and technical analysis to develop investment themes in each commodity market. The process includes a global team of investors across markets and sectors. JPMIM utilizes the output of the global investment process to position the Fund’s exposure to the broader commodities market. JPMIM uses sector investment specialists to perform fundamental and quantitative analysis on each commodity and utilizes their inputs in its decision to over/underweight individual commodity holdings relative to the Fund’s benchmark. JPMIM seeks to enhance returns by using its analysis of each commodity to decide the time to delivery of each holding.

Fixed Income Investments Process

JPMIM seeks to develop an appropriate fixed income portfolio and buys and sells securities by considering the differences in yields among securities of different maturities, market sectors and issuers.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Commodity Risk. Because the Fund will have a significant portion of its assets concentrated in commodity-linked securities, developments affecting commodities will have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful.

CFTC Regulation Risk. The Fund is subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity pool” and the Adviser is subject to regulation as a “commodity pool operator” with respect to the Fund. As a result, the Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.

Derivatives Risk. Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations) and to the credit risk of the derivative counterparty.

MARCH 1, 2016	3

JPMorgan Commodities Strategy Fund (continued)

Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Swap Agreement Risk. In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. The Subsidiary may use swaps to establish both long and short positions in order to gain the desired exposure. The Fund’s losses are potentially unlimited in short sale positions. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of an instrument. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

Counterparty Risk. Commodity-linked derivatives, repurchase agreements, swap agreements and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index for all Urban Consumers (CPI-U) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S.

4	J.P. MORGAN FUNDS

government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future.

Tax Risk. The Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. The Fund intends to gain exposure indirectly to commodity markets by investing in its Subsidiary, which invests primarily in commodity-linked derivative instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of Internal Revenue Code, as amended (the Code), the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives. The IRS has issued a revenue ruling which holds that income derived from certain commodity-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings to other taxpayers in which the IRS concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income. While the Fund might apply for its own private letter ruling from the IRS confirming that income from the Fund’s investment in certain commodity-linked notes and income from the Fund’s investment in the Subsidiary will constitute qualifying income, there can be no assurance that the IRS will issue the ruling to the Fund or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The IRS currently has suspended issuing these types of private letter rulings pending further internal review. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury regulations and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M of the Code, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. The Fund’s investment in the Subsidiary and its use of commodity-linked notes involve specific risks. See “Subsidiary Risk” for further information regarding the Subsidiary, including the risks associated with investing in the Subsidiary. See “Commodity Risk” and “Derivatives Risk” for further information regarding commodity-linked notes, including the risks associated with these instruments.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (1940 Act), and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to that Fund.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Investment Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular

MARCH 1, 2016	5

JPMorgan Commodities Strategy Fund (continued)

industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transaction Risk. The fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past year and the life of the Fund. It compares that performance to the Bloomberg Commodity Index Total Return and Lipper Commodities General Funds Average, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2014	6.45%
Worst Quarter	3rd quarter, 2015	–15.05%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund (Since 12/17/12)
SELECT CLASS SHARES
Return Before Taxes	(25.48)%	(18.16)%
Return After Taxes on Distributions	(25.48)	(18.16)
Return After Taxes on Distributions and Sale of Fund Shares	(14.42)	(13.11)
CLASS A SHARES
Return Before Taxes	(29.50)	(19.79)
CLASS C SHARES
Return Before Taxes	(26.97)	(18.76)
Bloomberg Commodity Index Total Return
(Reflects No Deduction for Fees, Expenses or Taxes)	(24.66)	(17.37)
Lipper Commodities General Funds Average
(Reflects No Deduction for Taxes)	(22.67)	(15.87)

After-tax returns are shown for only the Select Class Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

6	J.P. MORGAN FUNDS

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Peter E. Kocubinski	2012	Executive Director
Christopher Tufts	2012	Managing Director
Matt Tetreau	2016	Vice President
Ebele Kemery	2016	Exective Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	7

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing in a diversified portfolio of commodity-linked derivatives. The Fund will also invest in fixed income securities.

Commodity Investments

The Fund invests in commodity-linked derivative instruments, such as commodity-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. Derivatives are instruments that have a value based on another instrument, exchange rate or index and will generally be used as substitutes for commodities.

The Fund will gain exposure to commodity markets by investing up to 25% of its total assets in the Commodities Strategy Fund CS Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The Subsidiary is also advised by J.P. Morgan Investment Management Inc. (JPMIM or Adviser) and has the same investment objective as the Fund. The Subsidiary (unlike the Fund) may invest without limitation in commodity futures contracts, commodity-linked swap agreements and other commodity-linked derivative instruments, including derivative instruments linked to the value of a particular commodity, commodity index or commodity futures contract, or a subset of commodities or commodity futures contracts. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.

The Fund intends to provide long exposure to the commodities markets. In addition, the Subsidiary may use short positions in commodities to reduce exposure to the commodities market. Although the long and short positions held by the Subsidiary will vary in size as market opportunities change, the Fund intends to maintain a net exposure to the commodities market within a range of 70% to 130% of the value of the Fund’s net assets. The Subsidiary may use derivatives to obtain long or short exposure in an attempt to increase the Subsidiary’s income or gain, to hedge various investments and for risk management. In rising markets, the Fund expects that the value of the long positions will appreciate more rapidly than the short positions, and in declining markets, that the value of the short positions will appreciate more rapidly than the long positions.

The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may also overweight or underweight its exposure to a subset of commodities, such that the Fund has greater or lesser exposure to a subset of commodities than is represented by a particular commodity index.

Fixed Income Investments

Assets not invested in commodity-linked derivatives, currency-linked derivatives or the Subsidiary will be invested in high quality, short term fixed income securities. The fixed income portion of the Fund is intended to provide liquidity and preserve capital. The Fund’s fixed income securities may include: obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury; Treasury Inflation Protected Securities (TIPS); securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes, of U.S. and foreign corporations; debt securities issued or guaranteed by U.S., foreign, and supranational banks, including certificates of deposit, time deposits and other short-term securities; repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities; and corporate debt obligations. The Fund generally will only buy securities that have remaining maturities of 397 days or less. The dollar-weighted average maturity of the Fund’s fixed income investments will generally be 90 days or less. The Fund may also invest in affiliated money market funds.

The Subsidiary will also invest in fixed income securities, either as investments or to serve as margin or collateral for its derivative positions.

Investment Process:

JPMIM uses a global quarterly and weekly investment process that applies fundamental, quantitative, and technical analysis to develop investment themes in each commodity market. The process includes a global team of investors across markets and sectors. JPMIM utilizes the output of the global investment process to position the Fund’s exposure to the broader commodities market. JPMIM uses sector investment specialists to perform fundamental and quantitative analysis on each commodity and utilizes their inputs in its decision to over/underweight individual commodity holdings relative to the Fund’s benchmark. JPMIM seeks to enhance returns by using its analysis of each commodity to decide the time to delivery of each holding.

Fixed Income Investments Process

JPMIM seeks to develop an appropriate fixed income portfolio and buys and sells securities by considering the differences in yields among securities of different maturities, market sectors and issuers.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

8	J.P. MORGAN FUNDS

The Fund is non-diversified.

The Fund’s main investment strategies may also include the following fixed-income investments:

•	obligations of the U.S. Treasury

•	securities issued or guaranteed by the U.S. government and its agencies or instrumentalities

•	high quality commercial paper and other short-term debt securities

•	corporate debt obligations

Although not main strategies, the Fund may utilize the following:

•	other investment companies

•

exchange-traded funds (ETFs) which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

•	affiliated money market funds

•	securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which the Fund may invest

•	sovereign debt

•	equity securities

•	convertible bonds

The Fund may utilize these investment strategies to a greater or lesser degree.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in its “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein but which are described in the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Main Risks

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Commodity Risk. Because the Fund will have a significant portion of its assets concentrated in commodity-linked securities, developments affecting commodities will have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can

MARCH 1, 2016	9

More About the Fund (continued)

be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful.

Swap Agreement Risk. In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. The Subsidiary may use swaps to establish both long and short positions in order to gain the desired exposure. The Fund’s losses are potentially unlimited in short sale positions. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of an instrument. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

Counterparty Risk. Commodity-linked derivatives, repurchase agreements, swap agreements, and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets as a result of bankruptcy or other reorganization proceedings. The Fund could also experience limited recoveries or no recovery at all, and the value of your investment could decline as a result. Though the Fund may attempt to limit counterparty risk by using counterparties whose credit rating is judged by the Fund or by a national rating organization to be of investment grade, there can be no guarantee that the counterparty will not default.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the

1940 Act and is not subject to all the investor protections of the 1940 Act. As described in “Tax Risk” below, the Fund has not received a private letter ruling from the Internal Revenue Service (the IRS) with respect to income derived from its investment in the Subsidiary. The Fund relies on the principles underlying private letter rulings from the IRS to other taxpayers with respect to its investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information (SAI) and could adversely affect the Fund.

CFTC Regulation Risk. The Fund is subject to regulation by the CFTC as a “commodity pool” and the Adviser is subject to regulation as a “commodity pool operator” with respect to the Fund. As a result, the Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns. However, the Fund does not typically use this hedging strategy for its emerging markets currency exposure.

Interest Rate Risk. The Fund invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general

10	J.P. MORGAN FUNDS

economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index for all Urban Consumers (CPI-U) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S.

government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future.

Tax Risk. The Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. The Fund intends to gain exposure indirectly to commodity markets by investing in its Subsidiary, which invests primarily in commodity-linked derivative instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of Internal Revenue Code, as amended (the Code), the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives. The IRS has issued a revenue ruling which holds that income derived from certain commodity-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings to other taxpayers in which the IRS concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income. While the Fund might apply for its own private letter ruling from the IRS confirming that income from the Fund’s investment in certain commodity-linked notes and income from the Fund’s investment in the Subsidiary will constitute qualifying income, there can be no assurance that the IRS will issue the ruling to the Fund or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The IRS currently has suspended issuing these types of private letter rulings pending further internal review. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury regulations and/or guidance issued by the IRS that could affect

MARCH 1, 2016	11

More About the Fund (continued)

whether income from such investments is qualifying income under Subchapter M of the Code, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. The Fund’s investment in the Subsidiary and its use of commodity-linked notes involve specific risks. See “Subsidiary Risk” for further information regarding the Subsidiary, including the risks associated with investing in the Subsidiary. See “Commodity Risk” and “Derivatives Risk” for further information regarding commodity-linked notes, including the risks associated with these instruments.

Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to that Fund.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations) including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company or ETF. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity.

12	J.P. MORGAN FUNDS

The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in debt markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Additional Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/Return Summaries” and the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objective.

MARCH 1, 2016	13

More About the Fund (continued)

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may be inconsistent with the Fund’s main investment strategies.

Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

14	J.P. MORGAN FUNDS

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes the day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

During the most recent fiscal year ended 10/31/15, JPMIM was paid a management fee of 0.17% (net of waivers) as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

The portfolio management team consists of Peter E. Kocubinski, Christopher M. Tufts, Matt Tetreau and Ebele Kemery.

Peter Kocubinski, CFA. Mr. Kocubinski is an Executive Director and is the head of the U.S. Macro Sectors within the Global Fixed Income, Currency & Commodities (GFICC) group. Based in New York, Mr. Kocubinski is responsible for overseeing the U.S. Interest Rates, Inflation, Volatility and Commodities investment teams. An employee since 1999, he has held several roles within the firm including head of the Commodity investment team, head of U.S. Rates investing and Interest Rate Volatility sector team co-head. Prior to his US Rates role, Mr. Kocubinski was responsible for maintaining the OTC derivatives book, managing portfolio risk exposures, TIPS analysis, and macroeconomic forecasting. Mr. Kocubinski obtained a B.S. in economics and computer science from the College of William & Mary and is a CFA charterholder.

Christopher M. Tufts. Mr. Tufts is a Managing Director of JPMIM and is responsible for the fixed income investments portion of the Fund. He has been a portfolio manager with JPMIM since 2003 and an employee of the firm since 1997. Mr. Tufts holds a B.A. in Economics and French from the College of the Holy Cross.

Matthew Tetreau. Mr. Tetreau is a Vice President of JPMIM and is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in New York, Mr. Tetreau is the head of Agriculture investing within the Commodities team. An employee since 2011, he was previously commodity analyst and trader for Ronin Capital Management’s agricultural commodity and macroeconomic hedge funds and a senior strategy analyst for macroeconomics and commodities at Everest Capital. Mr. Tetreau earned a B.S. in mechanical engineering from the University of Massachusetts, an International MBA in financial markets and economics from Florida International University and holds a Series 3 license.

Ebele Kemery. Ms. Kemery is an Executive Director of JPMIM and is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in New York, Ms. Kemery is the head of Energy Investing within the Commodities team. Prior to this role, she provided institutional client relationship management and tailored risk management solutions in the Investment Bank’s Global Commodities Group. An employee since 2007, she previously held roles in London, New York and Houston as a physical and derivatives oil trader specializing in the North American and Transatlantic energy markets. Ms. Kemery earned a B.E. in electrical engineering from The Cooper Union for the Advancement of Science and Art.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund’s Administrator

JPMIM provides administrative services for and oversees the other service providers of the Fund. JPMIM receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

MARCH 1, 2016	15

The Fund’s Management and Administration (continued)

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class C and Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

The Fund’s Wholly-Owned Subsidiary

The Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same in all material respects as the policies and procedures adopted by the Fund. As a result, in managing the Subsidiary’s portfolio, JPMIM is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund’s SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

The Subsidiary has entered into separate contracts with JPMIM and its affiliates to provide investment advisory and other services to the Subsidiary. JPMIM has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to JPMIM by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency and audit services. Consolidated results of the Fund and its Subsidiary will be included in the Fund’s annual reports and semi-annual reports provided to shareholders. Copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please see the SAI for additional information about the organization and management of the Subsidiary.

16	J.P. MORGAN FUNDS

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the share class most appropriate for you and decide how much you want to invest. The Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

MARCH 1, 2016	17

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Select
Eligibility[1]	May be purchased by the general public	May be purchased by the general public

Limited to certain investors, including:

•  Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•  Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

•  Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the Fund.[2]

Minimum Investment[1,3,4]	$1,000 for the Fund or $50, if establishing a Systematic Investment Plan	$1,000 for the Fund or $50, if establishing a Systematic Investment Plan

$1,000,000 — An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 – Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Fund[2] or

$50 for employees, if establishing a Systematic Purchase Plan.

Minimum Subsequent Investments[1]	$50[5]	$50[5]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.
Systematic Purchase Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.

18	J.P. MORGAN FUNDS

	Class A	Class C	Select
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 5.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

On purchases of $1 million or more:

•  1.00% on redemptions made within 12 months after purchase.

•  0.50% on redemptions made between 12 and 18 months after purchase.

Waived under certain circumstances.

		• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.
Redemption Fee	None	None	None
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Select Class Shares have lower fees than Class A and Class C Shares.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.

[1]

Financial Intermediaries or other organizations making the Fund available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

[2]

May also be purchased directly from the Fund by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates

MARCH 1, 2016	19

Investing with J.P. Morgan Funds (continued)

[3]

Investment minimums may be waived for certain types of Group Retirement Plans (as defined in the glossary), as well as for certain fee-based programs. The Fund reserves the right to waive any initial or subsequent investment minimum.

[4]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[5]	Minimum subsequent investment for Systematic Purchase Plans established before 3/1/15 was $25.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Fund. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the Fund, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finders fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $50,000	5.25	5.54	4.75	0.00
$50,000-$99,999	4.50	4.71	4.05	0.00
$100,000- $249,999	3.50	3.63	3.05	0.00
$250,000 to $499,999	2.50	2.56	2.05	0.00
$500,000 to $999,999	2.00	2.04	1.60	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $3,999,999	0.00	0.00	1.00	0-12 months — 1.00% 12-18 months — 0.50%
$4,000,000 to $9,999,999	0.00	0.00	0.75
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

20	J.P. MORGAN FUNDS

Finder’s Fee Schedule for Defined Contribution Plans

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	1.00	0.00
$4,000,000 to $9,999,999	0.00	0.00	0.75	0.00
$10,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months —1.00%

Select Class Shares

There is no sales charge, commission or CDSC associated with Select Class Shares.

Reducing Your Class A Sales Charges

The Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase. The amount of the sales charge will be calculated based on the market value of your qualifying holdings as of the last calculated NAV prior to your investment.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund or your Financial Intermediary, and you must inform your Financial Intermediary or the Fund that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Fund or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

MARCH 1, 2016	21

Investing with J.P. Morgan Funds (continued)

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Select Class and Institutional Class Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the Fund if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Fund’s other share classes.

22	J.P. MORGAN FUNDS

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group Retirement Plans which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of an financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

MARCH 1, 2016	23

Investing with J.P. Morgan Funds (continued)

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with the fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.	If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which the Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at new asset value during a defined time period.

1.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

24	J.P. MORGAN FUNDS

Rule 12b–1 Fees

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Select Class	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Shareholder Servicing

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of the Fund).

Class	Shareholder Servicing Fee
Class A	0.25%
Class C	0.25%
Select Class	0.25%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

PURCHASING FUND SHARES

You may purchase shares directly from the Fund through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

MARCH 1, 2016	25

Investing with J.P. Morgan Funds (continued)

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Fund is open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by the Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“NYSE Close”), on a day the Fund is open for business, will be effected at that day’s NAV. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET, if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Fund prior to such time as agreed upon by the Fund and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of the Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Fund, see the information below.

HOW TO PURCHASE
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks.

26	J.P. MORGAN FUNDS

HOW TO PURCHASE
	Opening a New Account	Purchasing into an Existing Account

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Fund currently does not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Fund and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number

MARCH 1, 2016	27

Investing with J.P. Morgan Funds (continued)

or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Fund.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class A Shares of the Fund may be exchanged for:

•  Class A Shares of another J.P. Morgan Fund,

•  Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund beginning 10/1/16), or

•  Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of the Fund may also be exchanged for:

•  Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund beginning 10/1/16). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

•  Select Class or Institutional Class Shares, if available, of the same fund (except any of the J.P. Morgan money market funds) provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Select Class Shares of the Fund may be exchanged for:

•  Select Class Shares of another J.P. Morgan Fund, or

•  Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

28	J.P. MORGAN FUNDS

•

A shareholder that exchanges into shares of the Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of the Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of the Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

MARCH 1, 2016	29

Investing with J.P. Morgan Funds (continued)

HOW TO REDEEM
Systematic Redemption Plan[2] Note: The Fund currently does not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

•  Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•  Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 30 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Fund’s transfer agent or the Fund), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of the Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Fund, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Fund and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

30	J.P. MORGAN FUNDS

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Select Class accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Fund identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or

MARCH 1, 2016	31

Investing with J.P. Morgan Funds (continued)

exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when the Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund’s own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. As a result, the Fund is often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Fund.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Fund will be able to effectively identify and eliminate market timing and abusive trading in the Fund particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Fund’s market timing policies and restrictions as uniformly as practicable to accounts with the Fund, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

32	J.P. MORGAN FUNDS

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of the Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within the Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

MARCH 1, 2016	33

Investing with J.P. Morgan Funds (continued)

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET, if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, at least quarterly. The Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term

34	J.P. MORGAN FUNDS

capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

It is anticipated that for federal income tax purposes, income and capital gain earned by the Subsidiary and distributed to the Fund and its shareholders will be considered a distribution of net investment income generally taxable as ordinary income. Net losses earned by the Subsidiary may not be netted with income or capital gain earned within the Fund and may not be carried forward for use in future years.

If you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s total return on those securities would be decreased. In addition, the Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

The Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, derivative instruments and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. The Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

MARCH 1, 2016	35

Investing with J.P. Morgan Funds (continued)

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Fund may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for the Fund have delegated the authority to vote proxies for securities owned by the Fund to the applicable investment adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 7 days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month.

36	J.P. MORGAN FUNDS

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings, inclusive of the Subsidiary, as of the last day of that quarter.

No sooner than 7 days after the end of each month, the Fund may post information regarding characteristics of its portfolio holdings as of the last day of that month on J.P. Morgan Fund’s website at www.jpmorganfunds.com.

The Fund will post these quarterly schedules on J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.

The Fund may disclose the percentage that each of these holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 7 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

MARCH 1, 2016	37

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that the Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from the Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by the Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

38	J.P. MORGAN FUNDS

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions

•  The Fund’s share price and performance will fluctuate in response to bond and commodity market movements

•  The value of most bonds will fall when prevailing interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•  Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•  Asset-backed securities (securities representing an interest in, or secured by, a pool of assets such as receivables) could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated, or are defaulted

•  The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers; therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers

•  Commodities can act as a hedge against inflation and may be less correlated to changes in the securities market

•  Most bonds will rise in value when interest rates fall

•  Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•  Under normal circumstances the Fund plans to remain fully invested, in accordance with its policies

•  The Fund seeks to limit risk and enhance performance through active management and/or diversification

•  During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high-quality short-term instruments

Short-term trading

•  Increased trading would raise the Fund’s transaction costs

•  Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns

	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a security is overvalued and its value later falls	• The Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

MARCH 1, 2016	39

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives

• Derivatives such as futures and swaps[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

• The Fund may have difficulty exiting a derivatives position

• Derivatives used for risk management or to increase the Fund’s gain may not have the intended effects and may result in losses or missed opportunities

• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

• The counterparty to a derivatives contract could default

• Derivatives that involve leverage could magnify losses

• Derivatives used for non-hedging purposes could cause losses that exceed the original investment

• Certain types of derivatives involve costs to the Fund which can reduce returns

• Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

• The Fund could make money and protect against losses if management’s analysis proves correct

• Derivatives that involve leverage could generate substantial gains at low cost

• Cost effective means to access certain markets

• The Fund uses derivatives to increase the Fund’s gain and for hedging and risk management purposes (i.e., to establish or adjust exposure to particular securities or markets), risk management may include management of the Fund’s exposure relative to its benchmark

• The Fund only establishes hedges that it expects will be highly correlated with underlying positions

• While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio

• The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities or commodities index. A swap is a privately negotiated agreement to exchange one stream of payments for another.

40	J.P. MORGAN FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange-Traded Funds (ETFs)[1] and other investment companies

•  If the Fund invests in shares of another investment company or pooled investment vehicle, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the ETF or other investment company

•  The price movement of an ETF (whether actively or passively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies or pooled investment vehicles help to manage smaller cash flows

•  Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, the Fund’s investments in other investment companies, including ETFs structured as investment companies, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•  Exemptive orders granted to various ETFs and their investment advisers by the SEC permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Fund’s Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•  Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

MARCH 1, 2016	41

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each share class for each of the past one through three fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund commenced operations on December 17, 2012. This information for the period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Commodities Strategy Fund
Class A
Year Ended October 31, 2015	$12.30	$(0.11	)(f)	$(3.18)	$(3.29)	$—
Year Ended October 31, 2014	13.18	(0.16	)(f)	(0.72)	(0.88)	—
December 17, 2012(g) through October 31, 2013	15.00	(0.14	)(f)	(1.68)	(1.82)	—

Class C
Year Ended October 31, 2015	12.19	(0.17	)(f)	(3.14)	(3.31)	—
Year Ended October 31, 2014	13.12	(0.22	)(f)	(0.71)	(0.93)	—
December 17, 2012(g) through October 31, 2013	15.00	(0.20	)(f)	(1.68)	(1.88)	—

Select Class
Year Ended October 31, 2015	12.36	(0.10	)(f)	(3.18)	(3.28)	—
Year Ended October 31, 2014	13.21	(0.13	)(f)	(0.72)	(0.85)	—
December 17, 2012(g) through October 31, 2013	15.00	(0.11	)(f)	(1.68)	(1.79)	—
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.

42	J.P. MORGAN FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss) (d)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$9.01	(26.75)%	$823,931	1.21%		(1.14)%		2.30%		0%
12.30	(6.68)	160,388	1.20		(1.16)		2.03		0
13.18	(12.13)	43,924	1.22	(h)	(1.16	)(h)	2.74	(h)	0

8.88	(27.15)	67,492	1.73		(1.68)		2.84		0
12.19	(7.09)	74,710	1.71		(1.67)		2.53		0
13.12	(12.53)	43,733	1.72	(h)	(1.66	)(h)	3.24	(h)	0

9.08	(26.54)	32,246,991	0.98		(0.92)		1.90		0
12.36	(6.43)	74,890,429	0.97		(0.93)		1.79		0
13.21	(11.93)	92,256,260	0.97	(h)	(0.91	)(h)	2.10	(h)	0

MARCH 1, 2016	43

HOW TO REACH US

MORE INFORMATION

For investors who want more information on this Fund, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

©JPMorgan Chase & Co., 2016. All rights reserved. July 2016. PR-CSTRATACS-316-2

Prospectus

J.P. Morgan Funds

Class R6 Shares

March 1, 2016, as supplemented July 1, 2016

JPMorgan Commodities Strategy Fund

Class/Ticker: R6/CSFVX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Commodities Strategy Fund

Class/Ticker: R6/CSFVX

What is the goal of the Fund?

The Fund seeks total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.85%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.79
Shareholder Service Fees	NONE
Remainder of Other Expenses[2]	0.79
Acquired Fund Fees and Expenses	0.03

Total Annual Fund Operating Expenses	1.67
Fee Waivers and Expense Reimbursements[3,4]	(0.82)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.85

1	Includes the operating expenses of Commodities Strategy Fund CS Ltd., the Fund’s wholly-owned subsidiary.

2	Includes the advisory fee paid by the subsidiary to its adviser and other expenses of the subsidiary (excluding Acquired Fund Fees and Expenses).

3	The Fund’s adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid by the subsidiary to its adviser. This waiver will continue in effect so long as the Fund invests in the subsidiary and may not be terminated without approval by the Fund’s Board.
4	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of the Fund, inclusive of the subsidiary (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.85% of the average daily net assets of Class R6 Shares. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R6 SHARES ($)	87	446	830	1,908

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

MARCH 1, 2016	1

JPMorgan Commodities Strategy Fund (continued)

What are the Fund’s main investment strategies?

The Fund seeks to achieve its objective by investing in a diversified portfolio of commodity-linked derivatives. The Fund will also invest in fixed income securities.

Commodity Investments

The Fund invests in commodity-linked derivative instruments, such as commodity-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. Derivatives are instruments that have a value based on another instrument, exchange rate or index and will generally be used as substitutes for commodities.

The Fund will gain exposure to commodity markets by investing up to 25% of its total assets in the Commodities Strategy Fund CS Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The Subsidiary is also advised by J.P. Morgan Investment Management Inc. (JPMIM or Adviser) and has the same investment objective as the Fund. The Subsidiary (unlike the Fund) may invest without limitation in commodity futures contracts, commodity-linked swap agreements and other commodity-linked derivative instruments, including derivative instruments linked to the value of a particular commodity, commodity index or commodity futures contract, or a subset of commodities or commodity futures contracts. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.

The Fund intends to provide long exposure to the commodities markets. In addition, the Subsidiary may use short positions in commodities to reduce exposure to the commodities market. Although the long and short positions held by the Subsidiary will vary in size as market opportunities change, the Fund intends to maintain a net exposure to the commodities market within a range of 70% to 130% of the value of the Fund’s net assets. The Subsidiary may use derivatives to obtain long or short exposure in an attempt to increase the Subsidiary’s income or gain, to hedge various investments and for risk management. In rising markets, the Fund expects that the value of the long positions will appreciate more rapidly than the short positions, and in declining markets, that the value of the short positions will appreciate more rapidly than the long positions.

The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may also overweight or underweight its exposure to a subset of commodities, such that the Fund has greater or lesser exposure to a subset of commodities than is represented by a particular commodity index.

Fixed Income Investments

Assets not invested in commodity-linked derivatives, currency-linked derivatives or the Subsidiary will be invested in high quality, short-term fixed income securities. The fixed income portion of the Fund is intended to provide liquidity and preserve capital. The Fund’s fixed income securities may include: obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury; Treasury Inflation Protected Securities (TIPS); securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes, of U.S. and foreign corporations; debt securities issued or guaranteed by U.S., foreign, and supranational banks, including certificates of deposit, time deposits and other short-term securities; repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities; and corporate debt obligations. The Fund generally will only buy securities that have remaining maturities of 397 days or less. The dollar-weighted average maturity of the Fund’s fixed income investments will generally be 90 days or less. The Fund may also invest in affiliated money market funds.

The Subsidiary will also invest in fixed income securities, either as investments or to serve as margin or collateral for its derivative positions.

Investment Process:

JPMIM uses a global quarterly and weekly investment process that applies fundamental, quantitative, and technical analysis to develop investment themes in each commodity market. The process includes a global team of investors across markets and sectors. JPMIM utilizes the output of the global investment process to position the Fund’s exposure to the broader commodities market. JPMIM uses sector investment specialists to perform fundamental and quantitative analysis on each commodity and utilizes their inputs in its decision to over/underweight individual commodity holdings relative to the Fund’s benchmark. JPMIM seeks to enhance returns by using its analysis of each commodity to decide the time to delivery of each holding.

Fixed Income Investments Process

JPMIM seeks to develop an appropriate fixed income portfolio and buys and sells securities by considering the differences in yields among securities of different maturities, market sectors and issuers.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

2	J.P. MORGAN FUNDS

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Commodity Risk. Because the Fund will have a significant portion of its assets concentrated in commodity-linked securities, developments affecting commodities will have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful.

CFTC Regulation Risk. The Fund is subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity pool” and the Adviser is subject to regulation as a “commodity pool operator” with respect to the Fund. As a result, the Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.

Derivatives Risk. Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations) and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Swap Agreement Risk. In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. The Subsidiary may use swaps to establish both long and short positions in order to gain the desired exposure. The Fund’s losses are potentially unlimited in short sale positions. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of an instrument. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

Counterparty Risk. Commodity-linked derivatives, repurchase agreements, swap agreements and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest

MARCH 1, 2016	3

JPMorgan Commodities Strategy Fund (continued)

rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index for all Urban Consumers (CPI-U) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future.

Tax Risk. The Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. The Fund intends to gain exposure indirectly to commodity markets by investing in its Subsidiary, which invests primarily in commodity-linked derivative instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of Internal Revenue Code, as amended (the Code), the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives. The IRS has issued a revenue ruling which holds that income derived from certain commodity-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings to other taxpayers in which the IRS concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income. While the Fund might apply for its own private letter ruling from the IRS confirming that income from the Fund’s investment in certain commodity-linked notes and income from the Fund’s investment in the Subsidiary will constitute qualifying income, there can be no assurance that the IRS will issue the ruling to the Fund or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The IRS currently has suspended issuing these types of private

4	J.P. MORGAN FUNDS

letter rulings pending further internal review. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury regulations and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M of the Code, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. The Fund’s investment in the Subsidiary and its use of commodity-linked notes involve specific risks. See “Subsidiary Risk” for further information regarding the Subsidiary, including the risks associated with investing in the Subsidiary. See “Commodity Risk” and “Derivatives Risk” for further information regarding commodity-linked notes, including the risks associated with these instruments.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (1940 Act), and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to that Fund.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Investment Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past year and the life of the Fund. It compares that performance to the Bloomberg Commodity Index Total Return and Lipper Commodities General Funds Average, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

MARCH 1, 2016	5

JPMorgan Commodities Strategy Fund (continued)

Best Quarter	1st quarter, 2014	6.52%
Worst Quarter	3rd quarter, 2015	–15.08%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund (Since 12/17/12)
CLASS R6 SHARES	(25.32)%	(18.02)%
Return Before Taxes	(25.32)	(18.02)
Return After Taxes on Distributions	(14.33)	(13.02)
Return After Taxes on Distributions and Sale of Fund Shares
Bloomberg Commodity Index Total Return
(Reflects No Deduction for Fees, Expenses or Taxes)	(24.66)	(17.37)
Lipper Commodities General Funds Average
(Reflects No Deduction for Taxes)	(22.67)	(15.87)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Peter E. Kocubinski	2012	Executive Director
Christopher Tufts	2012	Managing Director
Matt Tetreau	2016	Vice President
Ebele Kemery	2016	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors $5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligibility retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	J.P. MORGAN FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing in a diversified portfolio of commodity-linked derivatives. The Fund will also invest in fixed income securities.

Commodity Investments

The Fund invests in commodity-linked derivative instruments, such as commodity-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. Derivatives are instruments that have a value based on another instrument, exchange rate or index and will generally be used as substitutes for commodities.

The Fund will gain exposure to commodity markets by investing up to 25% of its total assets in the Commodities Strategy Fund CS Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The Subsidiary is also advised by J.P. Morgan Investment Management Inc. (JPMIM or Adviser) and has the same investment objective as the Fund. The Subsidiary (unlike the Fund) may invest without limitation in commodity futures contracts, commodity-linked swap agreements and other commodity-linked derivative instruments, including derivative instruments linked to the value of a particular commodity, commodity index or commodity futures contract, or a subset of commodities or commodity futures contracts. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.

The Fund intends to provide long exposure to the commodities markets. In addition, the Subsidiary may use short positions in commodities to reduce exposure to the commodities market. Although the long and short positions held by the Subsidiary will vary in size as market opportunities change, the Fund intends to maintain a net exposure to the commodities market within a range of 70% to 130% of the value of the Fund’s net assets. The Subsidiary may use derivatives to obtain long or short exposure in an attempt to increase the Subsidiary’s income or gain, to hedge various investments and for risk management. In rising markets, the Fund expects that the value of the long positions will appreciate more rapidly than the short positions, and in declining markets, that the value of the short positions will appreciate more rapidly than the long positions.

The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may also overweight or underweight its exposure to a subset of commodities, such that the Fund has greater or lesser exposure to a subset of commodities than is represented by a particular commodity index.

Fixed Income Investments

Assets not invested in commodity-linked derivatives, currency-linked derivatives or the Subsidiary will be invested in high quality, short-term fixed income securities. The fixed income portion of the Fund is intended to provide liquidity and preserve capital. The Fund’s fixed income securities may include: obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury; Treasury Inflation Protected Securities (TIPS); securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes, of U.S. and foreign corporations; debt securities issued or guaranteed by U.S., foreign, and supranational banks, including certificates of deposit, time deposits and other short-term securities; repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities; and corporate debt obligations. The Fund generally will only buy securities that have remaining maturities of 397 days or less. The dollar-weighted average maturity of the Fund’s fixed income investments will generally be 90 days or less. The Fund may also invest in affiliated money market funds.

The Subsidiary will also invest in fixed income securities, either as investments or to serve as margin or collateral for its derivative positions.

Investment Process:

JPMIM uses a global quarterly and weekly investment process that applies fundamental, quantitative, and technical analysis to develop investment themes in each commodity market. The process includes a global team of investors across markets and sectors. JPMIM utilizes the output of the global investment process to position the Fund’s exposure to the broader commodities market. JPMIM uses sector investment specialists to perform fundamental and quantitative analysis on each commodity and utilizes their inputs in its decision to over/underweight individual commodity holdings relative to the Fund’s benchmark. JPMIM seeks to enhance returns by using its analysis of each commodity to decide the time to delivery of each holding.

Fixed Income Investments Process

JPMIM seeks to develop an appropriate fixed income portfolio and buys and sells securities by considering the differences in yields among securities of different maturities, market sectors and issuers.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund is non-diversified.

MARCH 1, 2016	7

More About the Fund (continued)

The Fund’s main investment strategies may also include the following fixed-income investments:

•	obligations of the U.S. Treasury

•	securities issued or guaranteed by the U.S. government and its agencies or instrumentalities

•	high quality commercial paper and other short-term debt securities

•	corporate debt obligations

Although not main strategies, the Fund may utilize the following:

•	other investment companies

•

exchange-traded funds (ETFs) which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

•	affiliated money market funds

•	securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which the Fund may invest

•	sovereign debt

•	equity securities

•	convertible bonds

The Fund may utilize these investment strategies to a greater or lesser degree.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in its “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein but which are described in the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Main Risks

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Commodity Risk. Because the Fund will have a significant portion of its assets concentrated in commodity-linked securities, developments affecting commodities will have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes

8	J.P. MORGAN FUNDS

in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful.

Swap Agreement Risk. In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. The Subsidiary may use swaps to establish both long and short positions in order to gain the desired exposure. The Fund’s losses are potentially unlimited in short sale positions. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of an instrument. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

Counterparty Risk. Commodity-linked derivatives, repurchase agreements, swap agreements, and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets as a result of bankruptcy or other reorganization proceedings. The Fund could also experience limited recoveries or no recovery at all, and the value of your investment could decline as a result. Though the Fund may attempt to limit counterparty risk by using counterparties whose credit rating is judged by the Fund or by a national rating organization to be of investment grade, there can be no guarantee that the counterparty will not default.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. As described in “Tax Risk” below, the Fund has not received a private letter ruling from the Internal Revenue Service (the IRS) with respect to income derived from its investment in the Subsidiary. The Fund relies on the principles underlying private letter rulings from the IRS to other taxpayers with respect to its investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information (SAI) and could adversely affect the Fund.

CFTC Regulation Risk. The Fund is subject to regulation by the CFTC as a “commodity pool” and the Adviser is subject to regulation as a “commodity pool operator” with respect to the Fund. As a result, the Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns. However, the Fund does not typically use this hedging strategy for its emerging markets currency exposure.

Interest Rate Risk. The Fund invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

MARCH 1, 2016	9

More About the Fund (continued)

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index for all Urban Consumers (CPI-U) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future.

Tax Risk. The Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. The Fund intends to gain exposure indirectly to commodity markets by investing in its Subsidiary, which invests primarily in commodity-linked derivative instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of Internal Revenue Code, as amended (the Code), the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives. The IRS has issued a revenue ruling which holds that income derived from certain commodity-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings to other taxpayers in which the IRS concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income. While the Fund might apply for its own private letter ruling from the IRS confirming that income from the Fund’s investment in certain commodity-linked notes and income from the Fund’s investment in the Subsidiary will constitute qualifying income, there can be no assurance that the IRS will issue the ruling to the Fund or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The IRS currently has suspended issuing these types of private letter rulings pending further internal review. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury regulations and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M of the Code, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. The Fund’s investment in the Subsidiary and its use of commodity-linked notes

10	J.P. MORGAN FUNDS

involve specific risks. See “Subsidiary Risk” for further information regarding the Subsidiary, including the risks associated with investing in the Subsidiary. See “Commodity Risk” and “Derivatives Risk” for further information regarding commodity-linked notes, including the risks associated with these instruments.

Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to that Fund.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations) including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company or ETF. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in debt markets. Certain securities that were liquid when purchased may later

MARCH 1, 2016	11

More About the Fund (continued)

become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

ADDITIONAL RISKS

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/Return Summaries” and the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objective.

12	J.P. MORGAN FUNDS

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may be inconsistent with the Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

MARCH 1, 2016	13

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes the day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

During the most recent fiscal year ended 10/31/15, JPMIM was paid a management fee of 0.17% (net of waivers) as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

The portfolio management team consists of Peter E. Kocubinski, Christopher M. Tufts, Matt Tetreau and Ebele Kemery.

Peter Kocubinski, CFA. Mr. Kocubinski is an Executive Director and is the head of the U.S. Macro Sectors within the Global Fixed Income, Currency & Commodities (GFICC) group. Based in New York, Mr. Kocubinski is responsible for overseeing the U.S. Interest Rates, Inflation, Volatility and Commodities investment teams. An employee since 1999, he has held several roles within the firm including head of the Commodity investment team, head of U.S. Rates investing and Interest Rate Volatility sector team co-head. Prior to his US Rates role, Mr. Kocubinski was responsible for maintaining the OTC derivatives book, managing portfolio risk exposures, TIPS analysis, and macroeconomic forecasting. Mr. Kocubinski obtained a B.S. in economics and computer science from the College of William & Mary and is a CFA charterholder.

Christopher M. Tufts. Mr. Tufts is a Managing Director of JPMIM and is responsible for the fixed income investments portion of the Fund. He has been a portfolio manager with JPMIM since 2003 and an employee of the firm since 1997. Mr. Tufts holds a B.A. in Economics and French from the College of the Holy Cross.

Matthew Tetreau. Mr. Tetreau is a Vice President of JPMIM and is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in New York, Mr. Tetreau is the head of Agriculture investing within the Commodities team. An employee since 2011, he was previously commodity analyst and trader for Ronin Capital Management’s agricultural commodity and macroeconomic hedge funds and a senior strategy analyst for macroeconomics and commodities at Everest Capital. Mr. Tetreau earned a B.S. in mechanical engineering from the University of Massachusetts, an International MBA in financial markets and economics from Florida International University and holds a Series 3 license.

Ebele Kemery. Ms. Kemery is an Executive Director of JPMIM and is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in New York, Ms. Kemery is the head of Energy Investing within the Commodities team. Prior to this role, she provided institutional client relationship management and tailored risk management solutions in the Investment Bank’s Global Commodities Group. An employee since 2007, she previously held roles in London, New York and Houston as a physical and derivatives oil trader specializing in the North American and Transatlantic energy markets. Ms. Kemery earned a B.E. in electrical engineering from The Cooper Union for the Advancement of Science and Art.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund’s Administrator

JPMIM provides administrative services for and oversees the other service providers of the Fund. JPMIM receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

14	J.P. MORGAN FUNDS

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of its annual fee to such Financial Intermediaries for performing shareholder and administrative services. Class R6 Shares do not have shareholder service fees.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

The Fund’s Wholly-Owned Subsidiary

The Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same in all material respects as the policies and procedures adopted by the Fund. As a result, in managing the Subsidiary’s portfolio, JPMIM is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund’s SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

The Subsidiary has entered into separate contracts with JPMIM and its affiliates to provide investment advisory and other services to the Subsidiary. JPMIM has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to JPMIM by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency and audit services. Consolidated results of the Fund and its Subsidiary will be included in the Fund’s annual reports and semi-annual reports provided to shareholders. Copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please see the SAI for additional information about the organization and management of the Subsidiary.

MARCH 1, 2016	15

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, expenses, dividends and distributions.

Please read this prospectus carefully, and then select the share class most appropriate for you and decide how much you want to invest. The Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Class R shares are primarily used in Group Retirement Plans. The particular Group Retirement Plan will determine the share class available to its participants.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

Class R6
Eligibility

May be purchased by

•  Group Retirement Plans,[1]

•  Certain discretionary accounts at JPMIM or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager) as defined below,

•  Certain direct investors as defined below,

•  Section 529 college savings plans,

•  The JPMorgan Diversified Fund,

•  Current and future JPMorgan SmartRetirement, SmartRetirement Blend and JPMorgan Access Funds, and

•  Such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

•  Investment companies not affiliated with JPMIM.

Minimum Investment[2,3]

$5,000,000 — Discretionary Accounts.

$15,000,000 — Direct Investors.

Accounts cannot be aggregated to meet the initial minimum investment. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

Minimum Subsequent Investments	No minimum
Distribution (12b-1) Fee	None
Shareholder Service Fee	None
Redemption Fee	None

[1]	For more information about eligible Group Retirement Plans, see “Group Retirement Plans” below.
[2]

Financial Intermediaries or other organizations making the Fund available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

[3]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.

Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent.

Accounts may be opened either directly with the Fund’s transfer agent or through Financial Intermediaries. If you have questions about eligibility, please call 1-800-480-4111.

•	Class R6 Shares are not subject to Rule 12b-1 fees.

16	J.P. MORGAN FUNDS

•	Class R6 Shares have lower annual expense ratios than other share classes, as the Class R6 Shares have no ongoing shareholder service fees.

•

The Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

Group Retirement Plans

The only retirement plans that are eligible to purchase Class R6 Shares are employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R6 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

There is no minimum investment requirement for Group Retirement Plans, Section 529 college savings plans, and eligible investments by other J.P. Morgan Funds or unaffiliated investment companies.

Discretionary Accounts

Class R6 Shares may also be purchased by an account for an investor:

1.	Whose investments in the Fund are made and directed on their behalf by investment representatives at the Investment Manager pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account), and

2.	Whose Discretionary Account’s initial investment in the Fund is at least $5,000,000. Accounts cannot be aggregated to meet the initial minimum.

Direct Investors

Class R6 Shares also may be purchased by individuals, institutions, trusts, and foundations whose:

1.	Account is not held for the benefit of multiple underlying, unrelated investors, and

2.	Initial investment in the Fund is at least $15,000,000. Accounts cannot be aggregated to meet the initial minimum.

College Savings Plans

To be eligible to invest in Class R6 Shares, Section 529 college savings plans must hold their shares through plan level or omnibus accounts held on the books of the Fund.

FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the types of compensation paid to Financial Intermediaries for services related to the Fund.

To obtain information, visit www.jpmorganfunds.com or call 1-800-480-4111.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1

MARCH 1, 2016	17

Investing with J.P. Morgan Funds (continued)

fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. The J.P. Morgan Funds will no longer enter into new Sub TA Agreements that require fee payments with respect to Class R6 Shares. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

PURCHASING FUND SHARES

You may purchase shares directly from the Fund through the Distributor or through your Financial Intermediary.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Fund is open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“NYSE Close”), on a day the Fund is open for business, will be effected at that day’s NAV. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET, if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Fund prior to such time as agreed upon by the Fund and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Fund, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE FUND
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

18	J.P. MORGAN FUNDS

HOW TO PURCHASE DIRECTLY WITH THE FUND
	Opening a New Account	Purchasing into an Existing Account
Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

All checks must be made payable to one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third- party checks.

By Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P. Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and

Your Account Registration

	Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.	Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.

[1]	The Fund currently does not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Fund and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

MARCH 1, 2016	19

Investing with J.P. Morgan Funds (continued)

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable fees.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Fund.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES
Class R6 Shares of the Fund may be exchanged for: • Class R6 Shares of another J.P. Morgan Fund, • Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of the Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of the Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

20	J.P. MORGAN FUNDS

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1 or wired to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online

Call us at 1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

[1]	You cannot request redemption by check to be sent to an address updated within 30 days.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Fund’s transfer agent or the Fund), minus the amount of any applicable fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of the Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Fund, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions for Class R6 Shares using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Fund and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

MARCH 1, 2016	21

Investing with J.P. Morgan Funds (continued)

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

If your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account. Before this action is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

Closings, Reorganizations and Liquidations

To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Fund identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when the Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund’s own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are

22	J.P. MORGAN FUNDS

known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. As a result, the Fund is often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Fund.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Fund will be able to effectively identify and eliminate market timing and abusive trading in the Fund particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Fund’s market timing policies and restrictions as uniformly as practicable to accounts with the Fund, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of the Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

MARCH 1, 2016	23

Investing with J.P. Morgan Funds (continued)

VALUATION

Shares are purchased at net asset value (NAV) per share. This is also known as the offering price. Shares are also redeemed at NAV. The NAV of each class within the Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/ dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET, if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV

24	J.P. MORGAN FUNDS

after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, at least quarterly. The Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

MARCH 1, 2016	25

Investing with J.P. Morgan Funds (continued)

It is anticipated that for federal income tax purposes, income and capital gain earned by the Subsidiary and distributed to the Fund and its shareholders will be considered a distribution of net investment income generally taxable as ordinary income. Net losses earned by the Subsidiary may not be netted with income or capital gain earned within the Fund and may not be carried forward for use in future years.

If you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s total return on those securities would be decreased. In addition, the Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Fund that invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

The Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, derivative instruments and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. The Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

26	J.P. MORGAN FUNDS

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO). Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for the Fund have delegated the authority to vote proxies for securities owned by the Fund to the applicable investment adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 7 days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month.

MARCH 1, 2016	27

Investing with J.P. Morgan Funds (continued)

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings, inclusive of the Subsidiary as of the last day of that quarter.

No sooner than 7 days after the end of each month, the Fund may post information regarding characteristics of its portfolio holdings as of the last day of that month on J.P. Morgan website at www.jpmorganfunds.com.

The Fund will post these quarterly schedules on J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.

The Fund may disclose the percentage that each of these holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 7 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

28	J.P. MORGAN FUNDS

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that the Fund has sold at a profit, minus any realized losses.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by the Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R5 and Class R6 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared.

Wire — refers to a method used for payment or redemptions. While J.P. Morgan Funds does not charge to send a wire, your bank may charge a fee for this service.

MARCH 1, 2016	29

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions

•  The Fund’s share price and performance will fluctuate in response to bond and commodity market movements

•  The value of most bonds will fall when prevailing interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•  Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•  Asset-backed securities (securities representing an interest in, or secured by, a pool of assets such as receivables) could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated, or are defaulted

•  The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers; therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers

•  Commodities can act as a hedge against inflation and may be less correlated to changes in the securities market

•  Most bonds will rise in value when interest rates fall

•  Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•  Under normal circumstances the Fund plans to remain fully invested, in accordance with its policies

•  The Fund seeks to limit risk and enhance performance through active management and/or diversification

•  During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high-quality short-term instruments

Short-term trading

•  Increased trading would raise the Fund’s transaction costs

•  Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns

	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a security is overvalued and its value later falls	• The Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

30	J.P. MORGAN FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives

• Derivatives such as futures and swaps[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

• The Fund may have difficulty exiting a derivatives position

• Derivatives used for risk management or to increase the Fund’s gain may not have the intended effects and may result in losses or missed opportunities

• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

• The counterparty to a derivatives contract could default

• Derivatives that involve leverage could magnify losses

• Derivatives used for non-hedging purposes could cause losses that exceed the original investment

• Certain types of derivatives involve costs to the Fund which can reduce returns

• Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

• The Fund could make money and protect against losses if management’s analysis proves correct

• Derivatives that involve leverage could generate substantial gains at low cost

• Cost effective means to access certain markets

• The Fund uses derivatives to increase the Fund’s gain and for hedging and risk management purposes (i.e., to establish or adjust exposure to particular securities or markets), risk management may include management of the Fund’s exposure relative to its benchmark

• The Fund only establishes hedges that it expects will be highly correlated with underlying positions

• While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio

• The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities or commodities index. A swap is a privately negotiated agreement to exchange one stream of payments for another.

MARCH 1, 2016	31

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange-Traded Funds (ETFs)[1] and other investment companies

•  If the Fund invests in shares of another investment company or pooled investment vehicle, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the ETF or other investment company

•  The price movement of an ETF (whether actively or passively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies or pooled investment vehicles help to manage smaller cash flows

•  Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, the Fund’s investments in other investment companies, including ETFs structured as investment companies, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•  Exemptive orders granted to various ETFs and their investment advisers by the SEC permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Fund’s Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•  Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

32	J.P. MORGAN FUNDS

This Page Intentionally Left Blank.

MARCH 1, 2016	33

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each share class for each of the past one through three fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund commenced operations on December 17, 2012. This information for the period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Commodities Strategy Fund
Class R6
Year Ended October 31, 2015	$12.40	$(0.08	)(f)	$(3.20)	$(3.28)	$—
Year Ended October 31, 2014	13.22	(0.10	)(f)	(0.72)	(0.82)	—	(i)
December 17, 2012(g) through October 31, 2013	15.00	(0.09	)(f)	(1.69)	(1.78)	—
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(i)	Amount rounds to less than $0.01.

34	J.P. MORGAN FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss) (d)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$9.12	(26.45)%	$17,191,700	0.82%		(0.77)%		1.64%		0%
12.40	(6.19)	48,113,945	0.82		(0.78)		1.53		0
13.22	(11.87)	38,913,194	0.82	(h)	(0.76	)(h)	1.86	(h)	0

MARCH 1, 2016	35

HOW TO REACH US

MORE INFORMATION

For investors who want more information on this Fund, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

©JPMorgan Chase & Co., 2016. All rights reserved. July 2016. PR-CSTRATR6-316-2

Prospectus

J.P. Morgan Specialty Funds

Class A, Class C, Select Class & Institutional Class Shares

March 1, 2016, as Supplemented July 1, 2016

JPMorgan Research Market Neutral Fund

Class/Ticker: A/JMNAX; C/JMNCX; Select/JMNSX; Institutional/JPMNX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Research Market Neutral Fund

Class/Ticker:

A/JMNAX; C/JMNCX; Select/JMNSX; Institutional/JPMNX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 15 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class	Institutional Class
Management Fees[1]	0.80%	0.80%	0.80%	0.80%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE	NONE
Other Expenses	2.60	2.53	2.53	2.40
Dividend Expenses on Short Sales	2.14	2.14	2.14	2.14
Shareholder Service Fees	0.25	0.25	0.25	0.10
Remainder of Other Expenses	0.21	0.14	0.14	0.16
Acquired Fund Fees and Expenses	0.03	0.03	0.03	0.03

Total Annual Fund Operating Expenses[1]	3.68	4.11	3.36	3.23
Fee Waivers and Expense Reimbursements[2]	(0.29)	(0.22)	(0.23)	(0.24)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	3.39	3.89	3.13	2.99

1	As of 9/1/15 the Fund’s advisory fee was reduced; therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.25%, 1.75%, 0.99%, and 0.85% of the average daily net assets of Class A, Class C, Select Class, and Institutional Class Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown

MARCH 1, 2016	1

JPMorgan Research Market Neutral Fund (continued)

in the fee table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	849	1,567	2,304	4,233
CLASS C SHARES ($)	491	1,230	2,083	4,284
SELECT CLASS SHARES ($)	316	1,012	1,731	3,633
INSTITUTIONAL CLASS SHARES ($)	302	973	1,667	3,514

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	849	1,567	2,304	4,233
CLASS C SHARES ($)	391	1,230	2,083	4,284
SELECT CLASS SHARES ($)	316	1,012	1,731	3,633
INSTITUTIONAL CLASS SHARES ($)	302	973	1,667	3,514

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate (including short sales) was 370% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor’s 500 (S&P 500) Indexes, in an effort to insulate the Fund’s performance from the effects of general stock market movements. As of the last reconstitution of the Russell 1000 Index on June 26, 2015, the companies in the index included companies with market capitalizations ranging from $1.4 billion to $738 billion. As of the last reconstitution of the S&P 500 Index on December 31, 2015, the companies in the index included companies with market capitalizations of $1.8 billion to $587 billion.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund the adviser employs a three-step process that combines research, valuation and stock selection.

The research findings allow the adviser to rank the companies according to what it believes to be their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the benchmark

•	temporary mispricings caused by market overreactions

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

2	J.P. MORGAN SPECIALTY FUNDS

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Strategy Risk. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, the value of your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

MARCH 1, 2016	3

JPMorgan Research Market Neutral Fund (continued)

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how performance of the Fund’s Institutional Class Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The performance of Class C Shares prior to their inception is based on Class B Shares (all of which converted to Class A Shares on 6/19/15). The actual returns of the Class C Shares would have been similar to those shown because Class B Shares have similar expenses to Class C Shares. The performance of the Select Class Shares is based on the performance of Institutional Class Shares prior to their inception. The actual returns of the Select Class Shares would have been lower than the returns shown because Select Class Shares have higher expenses than Institutional Class Shares. The table compares that performance to the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index, an average based on the total returns of all funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	1st quarter, 2009	4.68%
Worst Quarter	4th quarter, 2011	–3.23%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	(3.61)%	(0.20)%	2.21%
Return After Taxes on Distributions	(3.61)	(0.32)	1.84
Return After Taxes on Distributions and Sale of Fund Shares	(2.04)	(0.15)	1.66
CLASS A SHARES
Return Before Taxes	(9.09)	(1.76)	1.15
CLASS C SHARES
Return Before Taxes	(5.54)	(1.17)	1.20
SELECT CLASS SHARES
Return Before Taxes	(3.79)	(0.44)	2.05
BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.05	0.07	1.24
LIPPER ALTERNATIVE EQUITY MARKET NEUTRAL FUNDS INDEX
(Reflects No Deduction for Taxes)	(2.93)	1.02	1.80

After-tax returns are shown for only the Institutional Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4	J.P. MORGAN SPECIALTY FUNDS

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Raffaele Zingone	2014	Managing Director
Steven G. Lee	2014	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels
For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	5

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor’s 500 (S&P 500) Indexes, in an effort to insulate the Fund’s performance from the effects of general stock market movements. As of the last reconstitution of the Russell 1000 Index on June 26, 2015, the companies in the index included companies with market capitalizations ranging from $1.4 billion to $738 billion. As of the last reconstitution of the S&P 500 Index on December 31, 2015, the companies in the index included companies with market capitalizations of $1.8 billion to $587 billion.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to more effectively gain targeted equity exposure from its cash positions.

The Fund’s securities may include:

•	common stock

•	derivatives, including futures

The investment strategies for the Fund may also include:

•	other investment companies

•

exchange-traded funds (ETFs), which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

•	affiliated money market funds

•	derivatives, including options and swaps

•	real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options and swaps to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

Investment Process: In managing the Fund the adviser employs a three-step process that combines research, valuation and stock selection.

The research findings allow the adviser to rank the companies according to what it believes to be their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the benchmark

•	temporary mispricings caused by market overreactions

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for the Fund is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

6	J.P. MORGAN SPECIALTY FUNDS

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

Main Risks

Strategy Risk. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is a risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the adviser to sell securities short on behalf of the Fund.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk

MARCH 1, 2016	7

More About the Fund (continued)

that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Additional Risks

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its

8	J.P. MORGAN SPECIALTY FUNDS

investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/ Return Summary” and the “Risk and Reward Elements for the Fund” later in the prospectus and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objective.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may be inconsistent with the Fund’s main investment strategy. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

Historical performance shown for Class C Shares prior to their inception on 11/2/09 is based on the performance of the Class B Shares of the Fund (which were converted to Class A Shares on 6/19/15), which invest in the same portfolio of securities and have similar expenses, except for the differences in the deferred sales charges of the classes. The actual returns of the Class C Shares for this period would have been similar to the returns shown because Class C Shares have similar expenses to Class B Shares. The performance of the Fund’s Select Class Shares prior to their inception on 11/2/09 is based on the performance of the Institutional Class Shares of the Fund, which invest in the same portfolio of securities, but are not offered in this prospectus. The actual returns of the Select Class Shares would have been lower than the returns shown because Select Class Shares have higher expenses than Institutional Class Shares.

MARCH 1, 2016	9

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

During the most recent fiscal year ended 10/31/15, the adviser was paid management fees (net of waivers) of 0.90% as a percentage of average daily net assets. Effective 9/1/15, the Research Market Neutral Fund reduced its management fee to 0.80%.

A discussion of the basis the J.P. Morgan Funds’ Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

The portfolio management team is led by Raffaele Zingone, Managing Director of JPMIM and a CFA charterholder, and Steven G. Lee, Managing Director of JPMIM. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991. Mr. Lee has been a portfolio manager since 2013 and prior to that time he was a research analyst in the U.S. Equity Research Group. Mr. Lee has been an employee of JPMIM since 2004.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund’s Administrator

JPMIM (the Administrator) provides administrative services and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B, Class C and Select Class Shares of the Fund. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial

10	J.P. MORGAN SPECIALTY FUNDS

Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the

Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

MARCH 1, 2016	11

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

12	J.P. MORGAN SPECIALTY FUNDS

	Class A	Class C	Select	Institutional
Eligibility[1]	May be purchased by the general public	May be purchased by the general public

Limited to certain investors, including:

•  Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•  Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

•  Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.[2]

Limited to certain investors, including:

•  Purchases directly from the Fund through the Distributor by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirements; and

•  Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers.

Minimum Investment[1,3,4]	$1,000 for each Fund or $50, if establishing a Systematic Investment Plan	$1,000 for each Fund or $50, if establishing a Systematic Investment Plan

$1,000,000 — An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 – Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds[2] or

$50 for employees, if establishing a Systematic Purchase Plan.

$3,000,000 — An investor can combine purchases of Institutional Class Shares of other J.P. Morgan Funds in order to meet the minimum.

MARCH 1, 2016	13

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Select	Institutional
Minimum Subsequent Investments[1]	$50[5]	$50[5]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.	No minimum
Systematic Purchase Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.	No
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.	No
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 5.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

On purchases of $1 million or more:

•  1.00% on redemptions made within 12 months after purchase.

•  0.50% on redemptions made between 12 and 18 months after purchase.

Waived under certain circumstances.

		• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.10% of the average daily net assets.
Redemption Fee	None	None	None	None

14	J.P. MORGAN SPECIALTY FUNDS

	Class A	Class C	Select	Institutional
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Select Class Shares have lower fees than Class A and Class C Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Institutional Class Shares have the lowest fee structure of the shares offered in this prospectus.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.	Limited availability and higher minimum initial investment than Class A, Class C and Select Class Shares.

[1]

Financial Intermediaries or other organizations making the Funds available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Funds.

[2]

May also be purchased directly from the Funds by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[3]

Investment minimums may be waived for certain types of Group Retirement Plans (as defined in the glossary), as well as for certain fee-based programs. The Funds reserve the right to waive any initial or subsequent investment minimum.

[4]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[5]	Minimum subsequent investment for Systematic Purchase Plans established before 3/1/15 was $25.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Funds. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the Funds, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of each Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

MARCH 1, 2016	15

Investing with J.P. Morgan Funds (continued)

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finders fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $50,000	5.25	5.54	4.75	0.00
$50,000-$99,999	4.50	4.71	4.05	0.00
$100,000- $249,999	3.50	3.63	3.05	0.00
$250,000 to $499,999	2.50	2.56	2.05	0.00
$500,000 to $999,999	2.00	2.04	1.60	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3],4
$1,000,000 to $3,999,999	0.00	0.00	1.00	0-12 months — 1.00% 12-18 months — 0.50%
$4,000,000 to $9,999,999	0.00	0.00	0.75
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

Finder’s Fee Schedule for Defined Contribution Plans

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	1.00	0.00
$4,000,000 to $9,999,999	0.00	0.00	0.75	0.00
$10,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months — 1.00%

Select Class Shares and Institutional Class Shares

There is no sales charge, commission or CDSC associated with Select Class Shares or Institutional Class Shares.

16	J.P. MORGAN SPECIALTY FUNDS

Reducing Your Class A Sales Charges

Each Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase. The amount of the sales charge will be calculated based on the market value of your qualifying holdings as of the last calculated NAV prior to your investment.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Select Class and Institutional Class Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

MARCH 1, 2016	17

Investing with J.P. Morgan Funds (continued)

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group Retirement Plans which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGH’s, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of an financial advisor; these programs may or may not charge a transaction fee.

18	J.P. MORGAN SPECIALTY FUNDS

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Funds will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.	If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

MARCH 1, 2016	19

Investing with J.P. Morgan Funds (continued)

5.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at new asset value during a defined time period.

1.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

Rule 12b–1 Fees

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Select Class	None
Institutional Class	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the

20	J.P. MORGAN SPECIALTY FUNDS

number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Shareholder Servicing

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of a Fund).

Class	Shareholder Servicing Fee
Class A	0.25%
Class C	0.25%
Select Class	0.25%
Institutional Class	0.10%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

PURCHASING FUND SHARES

You may purchase shares directly from the Funds through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“NYSE Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

MARCH 1, 2016	21

Investing with J.P. Morgan Funds (continued)

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks.

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

22	J.P. MORGAN SPECIALTY FUNDS

HOW TO PURCHASE
	Opening a New Account	Purchasing into an Existing Account
Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

MARCH 1, 2016	23

Investing with J.P. Morgan Funds (continued)

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class A Shares of a Fund may be exchanged for:

•   Class A Shares of another J.P. Morgan Fund,

•   Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund beginning 10/1/16), or

•   Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of any Fund may also be exchanged for:

•   Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund beginning 10/1/16). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

•   Select Class or Institutional Class Shares, if available, of the same fund (except any of the J.P. Morgan money market funds) provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Select Class Shares of a Fund may be exchanged for:

•   Select Class Shares of another J.P. Morgan Fund, or

•   Another share class of the same Fund if you are eligible to purchase that class.

Institutional Class Shares of a Fund may be exchanged for:

•   Institutional Class Shares of another non-money market J.P. Morgan Fund, or

•   Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of a Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

24	J.P. MORGAN SPECIALTY FUNDS

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

•  Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•  Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 30 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

MARCH 1, 2016	25

Investing with J.P. Morgan Funds (continued)

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

26	J.P. MORGAN SPECIALTY FUNDS

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Select Class accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

MARCH 1, 2016	27

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

28	J.P. MORGAN SPECIALTY FUNDS

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

MARCH 1, 2016	29

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, at least quarterly. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s

30	J.P. MORGAN SPECIALTY FUNDS

income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

With respect to taxable shareholders, if you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investments in derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold including when it is not advantageous to do so. The Fund’s investments in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

MARCH 1, 2016	31

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

32	J.P. MORGAN SPECIALTY FUNDS

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month:

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.

Each Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

MARCH 1, 2016	33

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from a Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group emploer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

34	J.P. MORGAN SPECIALTY FUNDS

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions

•  The Fund’s share price and performance will fluctuate in response to stock market movements

•  The market value of convertible securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates

•  Adverse market, economic, political and other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•  Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long-term

•  The Fund’s strategy, if successful, could reduce the effects of stock market fluctuations on the value of the Fund

•  Under normal circumstances the Fund plans to remain fully invested in accordance with its policies. The Fund may invest uninvested cash in affiliated money market funds

•  In addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts (such as American Depositary Receipts and Global Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•  The Fund seeks to limit risk and enhance performance through active management and/or diversification

•  During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high quality short-term instruments

Foreign investments

•  Currency exchange rate movements could reduce gains or create losses

•  The Fund could lose money because of foreign government actions, political instability or lack of adequate and/or accurate information

•  Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses

•  Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•  Emerging markets can offer higher returns

•  The Fund may manage the currency exposure of its foreign investments and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”, below); these currency management techniques may not be available for certain investments

•  The Fund anticipates that its total foreign investments will not exceed 20% of its total assets

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

MARCH 1, 2016	35

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Management choices
• The Fund could underperform its benchmark due to its securities and asset allocation choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

ETFs[1] and other investment companies

•  If the Fund invests in shares of another investment company or pooled investment vehicle, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the ETF or other investment company

•  The price movement of an ETF (whether actively or passively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies or pooled investment vehicles help to manage smaller cash flows

•  Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, the Fund’s investments in other investment companies, including ETFs structured as investment companies, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•  Exemptive orders granted to various ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Fund’s Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•  Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

1	ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

36	J.P. MORGAN SPECIALTY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•  The Fund may have difficulty exiting a derivatives position

•  Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities

•  Segregated or earmarked assets or collateral accounts established with derivatives may limit the Fund’s investment flexibility

•  The counterparty to a derivatives contract could default

•  Derivatives that involve leverage could magnify losses

•  Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•  Certain types of derivatives involve costs to the Fund which can reduce returns

•  Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•  The Fund could make money and protect against losses if management’s analysis proves correct

•  Derivatives that involve leverage could generate substantial gains at low cost

•  The Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

•  The Fund only establishes hedges that it expects will be highly correlated with underlying positions

•  While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio

•  The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•  The Fund may not invest more than 15% of its net assets in illiquid holdings

•  To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because it has claimed an exclusion from such definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

MARCH 1, 2016	37

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risks

Short-term trading

•  Increased trading would raise the Fund’s transaction costs

•   Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns

	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a security is overvalued and its value later falls	• The Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

Short selling

•  Short sales may not have the intended effects and may result in losses

•  The Fund may not be able to close out a short position at a particular time or at an acceptable price

•  The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

•  Segregated or earmarked assets and posting collateral with respect to short sales may limit the Fund’s investment flexibility

•  Short sales involve leverage risk and credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

•  The Fund could make money and protect against losses if management’s analysis proves correct

•  Short selling may allow the Fund to generate positive returns in declining markets

•  Short selling may allow the Fund to implement insights into securities it expects to underperform

•  Short selling may allow the Fund to diversify its holdings across a larger number of securities

•  The Fund will not engage in short selling if the total market value of all securities sold short would exceed 100% of the Fund’s net assets

•  The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

•  The Fund makes short sales through brokers that the adviser has determined to be creditworthy

38	J.P. MORGAN SPECIALTY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Real Estate Investment Trusts (REITs)[1]

•  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests

•  The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties

•  REITs may be more volatile and/or more illiquid than other types of equity securities

•  If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including the Fund) would be reduced by any corporate taxes payable by the REIT

•  The Fund can gain exposure to an additional asset class in order to further diversify its assets

•  The Fund may receive current income from its REIT investments

•  If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  The Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

MARCH 1, 2016	39

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each of the past one through five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Research Market Neutral Fund
Class A
Year Ended October 31, 2015	$15.17	$(0.31	)(e)	$(0.22)	$(0.53)	$(0.39)	$14.25
Year Ended October 31, 2014	14.58	(0.34	)(e)	0.93	0.59	—	15.17
Year Ended October 31, 2013	14.44	(0.35	)(e)	0.49	0.14	—	14.58
Year Ended October 31, 2012	14.71	(0.35	)(e)	0.08	(0.27)	—	14.44
Year Ended October 31, 2011	15.30	(0.35	)(e)	(0.24)	(0.59)	—	14.71

Class C
Year Ended October 31, 2015	14.48	(0.35	)(e)	(0.23)	(0.58)	(0.39)	13.51
Year Ended October 31, 2014	13.99	(0.39	)(e)	0.88	0.49	—	14.48
Year Ended October 31, 2013	13.91	(0.41	)(e)	0.49	0.08	—	13.99
Year Ended October 31, 2012	14.25	(0.41	)(e)	0.07	(0.34)	—	13.91
Year Ended October 31, 2011	14.89	(0.40	)(e)	(0.24)	(0.64)	—	14.25

Select Class
Year Ended October 31, 2015	15.66	(0.26	)(e)	(0.25)	(0.51)	(0.39)	14.76
Year Ended October 31, 2014	15.02	(0.31	)(e)	0.95	0.64	—	15.66
Year Ended October 31, 2013	14.83	(0.32	)(e)	0.51	0.19	—	15.02
Year Ended October 31, 2012	15.08	(0.32	)(e)	0.07	(0.25)	—	14.83
Year Ended October 31, 2011	15.64	(0.31	)(e)	(0.25)	(0.56)	—	15.08

Institutional Class
Year Ended October 31, 2015	15.87	(0.23	)(e)	(0.26)	(0.49)	(0.39)	14.99
Year Ended October 31, 2014	15.17	(0.27	)(e)	0.97	0.70	—	15.87
Year Ended October 31, 2013	14.95	(0.29	)(e)	0.51	0.22	—	15.17
Year Ended October 31, 2012	15.16	(0.29	)(e)	0.08	(0.21)	—	14.95
Year Ended October 31, 2011	15.68	(0.27	)(e)	(0.25)	(0.52)	—	15.16
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.43% and 1.89% for the year ended October 31, 2015, 1.49% and 1.91% for 2014, 1.49% and 1.93% for 2013, 1.49% and 1.99% for 2012 and 1.48% and 1.93% for 2011; for Class C are 1.90% and 2.32% for the year ended October 31, 2015, 1.99% and 2.41% for 2014, 1.99% and 2.43% for 2013, 1.99% and 2.49% for 2012 and 1.98% and 2.43% for 2011; for Select Class are 1.18% and 1.57% for the year ended October 31, 2015, 1.25% and 1.66% for 2014, 1.24% and 1.66% for 2013, 1.24% and 1.74% for 2012 and 1.23% and 1.68% for 2011, for Institutional Class are 0.95% and 1.44% for the year ended October 31, 2015, 0.99% and 1.51% for 2014, 0.99% and 1.53% for 2013, 0.99% and 1.59% for 2012 and 0.98% and 1.53% for 2011, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.

40	J.P. MORGAN SPECIALTY FUNDS

	Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding securities sold short) (d)	Portfolio turnover rate (including short sales) (d)

(3.59)%	$62,910	3.57%	(1.94)%	4.03%	163%	370%
4.05	82,477	3.82	(2.26)	4.24	90	192
0.97	88,944	4.24	(2.42)	4.68	75	149
(1.84)	116,146	4.46	(2.47)	4.96	82	186
(3.86)	165,089	4.04	(2.32)	4.49	105	231

(4.12)	23,790	4.04	(2.63)	4.46	163	370
3.50	10,933	4.32	(2.76)	4.74	90	192
0.58	14,209	4.74	(2.92)	5.18	75	149
(2.39)	19,275	4.96	(2.97)	5.46	82	186
(4.30)	27,566	4.54	(2.79)	4.99	105	231

(3.34)	337,990	3.32	(1.74)	3.71	163	370
4.26	348,525	3.57	(2.01)	3.99	90	192
1.28	292,993	3.99	(2.15)	4.43	75	149
(1.66)	290,794	4.17	(2.19)	4.67	82	186
(3.58)	341,976	3.79	(2.06)	4.24	105	231

(3.17)	232,339	3.09	(1.48)	3.58	163	370
4.61	271,595	3.32	(1.76)	3.84	90	192
1.47	316,843	3.74	(1.91)	4.28	75	149
(1.39)	337,565	3.99	(1.98)	4.59	82	186
(3.32)	517,140	3.54	(1.79)	4.09	105	231

MARCH 1, 2016	41

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. 811-21295.

©JPMorgan Chase & Co., 2016. All rights reserved. July 2016. PR-SPECACSI-316-2

Prospectus

J.P. Morgan U.S. Equity Funds

Class A, Class C & Select Class Shares

March 1, 2016, as supplemented July 1, 2016

JPMorgan Research Equity Long/Short Fund

Class/Ticker: A/JLSAX; C/JLSCX; Select/JLSSX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Research Equity Long/Short Fund

Class/Ticker: A/JLSAX; C/JLSCX; Select/JLSSX

What is the goal of the Fund?

The Fund seeks to provide long term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 15 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees[1]	0.95%	0.95%	0.95%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	2.42	2.44	2.35
Dividend Expenses on Short Sales	1.84	1.84	1.84
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.33	0.35 [2]	0.26

Total Annual Fund Operating Expenses[1]	3.62	4.14	3.30
Fee Waivers and Expense Reimbursements [3]	(0.33)	(0.35)	(0.26)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[3]	3.29	3.79	3.04
1	As of 9/1/15, the Fund’s advisory fee was reduced; therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

3	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.45%, 1.95% and 1.20% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/17, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	839	1,547	2,274	4,181
CLASS C SHARES ($)	481	1,227	2,086	4,302
SELECT CLASS SHARES ($)	307	991	1,699	3,577

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	839	1,547	2,274	4,181
CLASS C SHARES ($)	381	1,227	2,086	4,302
SELECT CLASS SHARES ($)	307	991	1,699	3,577

MARCH 1, 2016	1

JPMorgan Research Equity Long/Short Fund (continued)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate (including short sales) was 344% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in long and short positions in equity securities, selecting from a universe of mid- to large capitalization stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. The equity securities the Fund invests in will have market characteristics and capitalizations similar to those included in the Russell 1000 and/or S&P 500 Index at the time of purchase. As of the last reconstitution of the Russell 1000 Index on June 26, 2015, the companies in the index included companies with market capitalizations ranging from $1.4 billion to $738 billion. As of the last reconstitution of the S&P 500 Index on December 31, 2015, the companies in the index included companies with market capitalizations of $1.8 billion to $587 billion. In implementing its strategy, the Fund invests primarily in common stocks, real estate investment trusts (REITs) and depositary receipts.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The Fund’s net equity market exposure will typically range from 20 to 30%; however, in response to market conditions the Fund may adjust its equity market exposure. Under normal market conditions, its net long equity market exposure will not exceed 50% and its net short equity market exposure will not exceed 20%. Further, the Fund’s gross equity market exposure is limited to 200%. The Fund may hold a substantial portion of its total assets in cash when it holds significant short positions. By taking both long and short positions, the Fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.

Selling stock short allows the Fund to more fully exploit insights into stocks that the Fund’s adviser expects to underperform. Short sales involve the sale of a security which the Fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research,

valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis for its decisions. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price
•	impact on the overall risk of the portfolio relative to the benchmark
•	high potential reward compared to potential risk
•	temporary mispricings caused by apparent market overreactions

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which

2	J.P. MORGAN U.S. EQUITY FUNDS

increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Foreign Securities Risk. Because the Fund invests in foreign securities, it is subject to special risks in addition to those applicable to U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past five calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the BofA Merrill

MARCH 1, 2016	3

JPMorgan Research Equity Long/Short Fund (continued)

Lynch 3-Month U.S Treasury Bill Index, the S&P 500 Index and the Lipper Alternative Long/Short Equity Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	6.48%
Worst Quarter	3rd quarter, 2011	–6.70%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (since 5/28/10)
SELECT CLASS SHARES
Return Before Taxes	(4.27)%	2.37%	2.72%
Return After Taxes on Distributions	(4.27)	2.07	2.44
Return After Taxes on Distributions and Sale of Fund Shares	(2.42)	1.82	2.09
CLASS A SHARES
Return Before Taxes	(9.53)	1.02	1.49
CLASS C SHARES
Return Before Taxes	(5.92)	1.60	1.95
BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.05	0.07	0.08
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	1.38	12.57	14.32
LIPPER ALTERNATIVE LONG/SHORT EQUITY FUNDS INDEX
(Reflects No Deduction for Taxes)	(2.81)	3.13	4.26

After-tax returns are shown only for the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Steven G. Lee	2014	Managing Director
Raffaele Zingone	2014	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN U.S. EQUITY FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its Assets in long and short positions in equity securities, selecting from a universe of mid- to large capitalization stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. The equity securities the Fund invests in will have market characteristics and capitalizations similar to those included in the Russell 1000 and/or S&P 500 Index at the time of purchase. As of the last reconstitution of the Russell 1000 Index on June 26, 2015, the companies in the index included companies with market capitalizations ranging from $1.4 billion to $738 billion. As of the last reconstitution of the S&P 500 Index on December 31, 2015, the companies in the index included companies with market capitalizations of $1.8 billion to $587 billion. In implementing its strategy, the Fund invests primarily in common stocks, real estate investment trusts (REITs) and depositary receipts.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The Fund’s net equity market exposure will typically range from 20 to 30%; however, in response to market conditions the Fund may adjust its equity market exposure. Under normal market conditions, its net long equity market exposure will not exceed 50% and its net short equity market exposure will not exceed 20%. Further, the Fund’s gross equity market exposure is limited to 200%. The Fund may hold a substantial portion of its total assets in cash when it holds significant short positions. By taking both long and short positions, the Fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.

Selling stock short allows the Fund to more fully exploit insights into stocks that the Fund’s adviser expects to underperform. Short sales involve the sale of a security which the Fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

The Fund will invest primarily in equity securities as described above. These equity securities may include:

•	common stock

•	real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

•	foreign securities, often in the form of depositary receipts

The investment strategies for the Fund may also include:

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

•	other investment companies

•

exchange traded funds (ETFs) which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

•	affiliated money market funds

•	derivatives, including futures, options, swaps and forwards

Ordinarily the Fund will limit its investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets. The Securities and Exchange Commission (SEC) has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations. If the Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs. The percentage limitations listed above apply only to the Fund’s direct investments in ETFs and do not apply to short sales of ETFs.

The Fund may utilize these investment strategies to a greater or lesser degree.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis for its decisions. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the benchmark

MARCH 1, 2016	5

More About the Fund (continued)

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions

FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

Main Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors. including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales which could inhibit the ability of the adviser to sell securities short on behalf of the Fund.

Foreign Securities Risk. To the extent the Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and

6	J.P. MORGAN U.S. EQUITY FUNDS

nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Additional Risks

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

MARCH 1, 2016	7

More About the Fund (continued)

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent convertible securities are subject to additional risks factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, the Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount). If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/ Return Summary,” the “Risk and Reward Elements for the Fund” later in the prospectus and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates.

8	J.P. MORGAN U.S. EQUITY FUNDS

The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objective.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may be inconsistent with the Fund’s main investment strategy. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

MARCH 1, 2016	9

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

For the most recent fiscal year ended 10/31/15, JPMIM was paid a management fee (net of waivers) of 1.03% as a percentage of average daily net assets. Effective 9/1/15, the Fund reduced its management fee to 0.95%.

A discussion of the basis the J.P. Morgan Funds’ Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

The portfolio management team is led by Steven G. Lee, Managing Director of JPMIM, and Raffaele Zingone, Managing Director of JPMIM and a CFA charterholder. Mr. Lee has been a portfolio manager since 2013 and prior to that time he was a research analyst in the U.S. Equity Research Group. Mr. Lee has been a JPMIM employee since 2004. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

The Fund’s Administrator

JPMIM (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each J.P. Morgan Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class C and Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the

10	J.P. MORGAN U.S. EQUITY FUNDS

J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

MARCH 1, 2016	11

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

12	J.P. MORGAN U.S. EQUITY FUNDS

	Class A	Class C	Select
Eligibility[1]	May be purchased by the general public	May be purchased by the general public

Limited to certain investors, including:

•  Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•  Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

•  Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.[2]

Minimum Investment[1,3,4]	$1,000 for each Fund or $50, if establishing a Systematic Investment Plan	$1,000 for each Fund or $50, if establishing a Systematic Investment Plan

$1,000,000 — An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 – Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds[2] or

$50 for employees, if establishing a Systematic Purchase Plan.

Minimum Subsequent Investments[1]	$50[5]	$50[5]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.
Systematic Purchase Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.

MARCH 1, 2016	13

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Select
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 5.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

On purchases of $1 million or more:

•  1.00% on redemptions made within 12 months after purchase.

•  0.50% on redemptions made between 12 and 18 months after purchase.

Waived under certain circumstances.

		• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.
Redemption Fee	None	None	None
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Select Class Shares have lower fees than Class A and Class C Shares.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.

[1]

Financial Intermediaries or other organizations making the Funds available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Funds.

[2]

May also be purchased directly from the Funds by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[3]

Investment minimums may be waived for certain types of Group Retirement Plans (as defined in the glossary), as well as for certain fee-based programs. The Funds reserve the right to waive any initial or subsequent investment minimum.

[4]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[5]	Minimum subsequent investment for Systematic Purchase Plans established before 3/1/15 was $25.

14	J.P. MORGAN U.S. EQUITY FUNDS

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Funds. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the Funds, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of each Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finders fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $50,000	5.25	5.54	4.75	0.00
$50,000-$99,999	4.50	4.71	4.05	0.00
$100,000- $249,999	3.50	3.63	3.05	0.00
$250,000 to $499,999	2.50	2.56	2.05	0.00
$500,000 to $999,999	2.00	2.04	1.60	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $3,999,999	0.00	0.00	1.00	0-12 months — 1.00% 12-18 months — 0.50%
$4,000,000 to $9,999,999	0.00	0.00	0.75
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

MARCH 1, 2016	15

Investing with J.P. Morgan Funds (continued)

Finder’s Fee Schedule for Defined Contribution Plans

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	1.00	0.00
$4,000,000 to $9,999,999	0.00	0.00	0.75	0.00
$10,000,000-$49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months —1.00%

Select Class Shares

There is no sales charge, commission or CDSC associated with Select Class Shares.

Reducing Your Class A Sales Charges

Each Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase. The amount of the sales charge will be calculated based on the market value of your qualifying holdings as of the last calculated NAV prior to your investment.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

16	J.P. MORGAN U.S. EQUITY FUNDS

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Select Class and Institutional Class Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

MARCH 1, 2016	17

Investing with J.P. Morgan Funds (continued)

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group Retirement Plans which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGH’s, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of an financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

18	J.P. MORGAN U.S. EQUITY FUNDS

To keep your CDSC as low as possible, the Funds will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.	If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at new asset value during a defined time period.

1.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

MARCH 1, 2016	19

Investing with J.P. Morgan Funds (continued)

Rule 12b–1 Fees

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Select Class	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Shareholder Servicing

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of a Fund).

Class	Shareholder Servicing Fee
Class A	0.25%
Class C	0.25%
Select Class	0.25%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

PURCHASING FUND SHARES

You may purchase shares directly from the Funds through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

20	J.P. MORGAN U.S. EQUITY FUNDS

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“NYSE Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•  J.P. Morgan Funds; or

•  The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks.

MARCH 1, 2016	21

Investing with J.P. Morgan Funds (continued)

HOW TO PURCHASE
	Opening a New Account	Purchasing into an Existing Account

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number

22	J.P. MORGAN U.S. EQUITY FUNDS

or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class A Shares of a Fund may be exchanged for:

• Class A Shares of another J.P. Morgan Fund,

• Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund beginning 10/1/16), or

• Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of any Fund may also be exchanged for:

• Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund beginning 10/1/16). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

• Select Class or Institutional Class Shares, if available, of the same fund (except any of the J.P. Morgan money market funds) provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Select Class Shares of a Fund may be exchanged for:

• Select Class Shares of another J.P. Morgan Fund, or

• Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and Class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

MARCH 1, 2016	23

Investing with J.P. Morgan Funds (continued)

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of a Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

24	J.P. MORGAN U.S. EQUITY FUNDS

HOW TO REDEEM
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

•  Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•  Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 30 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

MARCH 1, 2016	25

Investing with J.P. Morgan Funds (continued)

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Select Class accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

26	J.P. MORGAN U.S. EQUITY FUNDS

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

MARCH 1, 2016	27

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

28	J.P. MORGAN U.S. EQUITY FUNDS

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, at least annually. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s

MARCH 1, 2016	29

income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

With respect to taxable shareholders, if you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, the Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

The Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, derivative instruments and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. The Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

30	J.P. MORGAN U.S. EQUITY FUNDS

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

MARCH 1, 2016	31

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Funds will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month:

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, each Fund will post these quarterly schedules on J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.

Each Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

32	J.P. MORGAN U.S. EQUITY FUNDS

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from a Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group emploer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

MARCH 1, 2016	33

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions

• The Fund’s share price and performance will fluctuate in response to stock market movements

• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates

• Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

• Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and the Fund may invest uninvested cash in affiliated money market funds

• In addition to the securities described in the section titled “What are the Fund’s main investment strategies?”, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts (such as American Depositary Receipts and Global Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

• The Fund seeks to limit risk and enhance performance through active management and/or diversification

• During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high quality, short-term instruments

Short selling

• Short sales may not have the intended effects and may result in losses

• The Fund may not be able to close out a short position at a particular time or at an acceptable price

• The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

• Segregated or earmarked assets and posting collateral with respect to short sales may limit the Fund’s investment flexibility

• Short sales involve leverage risk and credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

• The Fund could make money and protect against losses if management’s analysis proves correct

• Short selling may allow the Fund to generate positive returns in declining markets

• Short selling may allow the Fund to implement insights into securities it expects to underperform

• Short selling may allow the Fund to diversify its holdings across a larger number of securities

• The Fund will not engage in short selling if the total market value of all securities sold short would exceed 100% of the Fund’s net assets

• The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

• The Fund makes short sales through brokers that the adviser has determined to be creditworthy

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

34	J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Management choices
• The Fund could underperform its benchmark due to its securities and asset allocation choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Derivatives[1]

• Derivatives such as futures, options, swaps, and forward foreign currency contracts[2] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

• The Fund may have difficulty exiting a derivatives position

• Derivatives used for risk management or to increase the Fund’s gain may not have the intended effects and may result in losses or missed opportunities

• The counterparty to a derivatives contract could default

• Derivatives that involve leverage could magnify losses

• Certain types of derivatives involve costs to the Fund which can reduce returns

• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

• Derivatives used for non-hedging purposes could cause losses that exceed the original investment

• Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets, and defer recognition of certain of the Fund’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

• The Fund could make money and protect against losses if management’s analysis proves correct

• Derivatives that involve leverage could generate substantial gains at low cost

• The Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

• While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio

• The Fund only establishes hedges that it expects will be highly correlated with underlying positions

• The Fund may also use derivatives to increase its gain

• The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

1	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

2	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

MARCH 1, 2016	35

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments

• Currency exchange rate movements could reduce gains or create losses

• The Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information

• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

• Favorable exchange rate movements could generate gains or reduce losses

• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

• Emerging markets can offer higher returns

• The Fund anticipates that total foreign investments will not exceed 20% of total assets

Real Estate Investment Trusts (REITs)[1]

• The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests

• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties

• REITs may be more volatile and/or more illiquid than other types of equity securities

• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including the Fund) would be reduced by any corporate taxes payable by the REIT

• The Fund can gain exposure to an additional asset class in order to further diversify its assets

• The Fund may receive current income from its REIT investments

• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

• The Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

36	J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

ETFs[1] and other investment companies

• If the Fund invests in shares of another investment company or pooled investment vehicle, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

• The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

• Investments in other investment companies or pooled investment vehicles help to manage smaller cash flows

• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

• Generally, the Fund’s investments in other investment companies, including ETFs structured as investment companies, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

• Exemptive orders granted to various ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

• Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

Master Limited Partnerships (MLPs)

• Holders of MLP units have limited control and voting rights, similar to those of a limited partner

• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns

• MLPs may, for tax purposes, affect the character of the gain and loss realized by the Fund and affect the holding period of the Fund’s assets

• MLPs can offer attractive returns

• MLPs may offer more attractive yields or potential growth than comparable equity securities

• MLPs offer attractive potential performance and opportunities for diversification

• The Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company

• The Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Short-term trading

• Increased trading would raise the Fund’s transaction costs

• Increased short-term capital gain distributions would raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns

	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a stock is overvalued and its value later falls	• The Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

• The Fund may not invest more than 15% of net assets in illiquid holdings

• To maintain adequate liquidity to meet redemptions, the Fund may hold high quality, short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

1	ETFs are pooled investment vehicles whose ownership interests are sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

MARCH 1, 2016	37

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each share class for each of the past one through five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Research Equity Long/Short Fund
Class A
Year Ended October 31, 2015	$17.20	$(0.29	)(e)	$(0.25)	$(0.54)	$(0.45)	$16.21
Year Ended October 31, 2014	16.53	(0.34	)(e)	1.59	1.25	(0.58)	17.20
Year Ended October 31, 2013	15.39	(0.33	)(e)	1.47	1.14	—	16.53
Year Ended October 31, 2012	14.88	(0.27	)(e)	0.78	0.51	—	15.39
Year Ended October 31, 2011	15.41	(0.33	)(e)	(0.18)	(0.51)	(0.02)	14.88

Class C
Year Ended October 31, 2015	16.81	(0.38	)(e)	(0.23)	(0.61)	(0.45)	15.75
Year Ended October 31, 2014	16.24	(0.41	)(e)	1.56	1.15	(0.58)	16.81
Year Ended October 31, 2013	15.20	(0.40	)(e)	1.44	1.04	—	16.24
Year Ended October 31, 2012	14.77	(0.34	)(e)	0.77	0.43	—	15.20
Year Ended October 31, 2011	15.38	(0.39	)(e)	(0.20)	(0.59)	(0.02)	14.77

Select Class
Year Ended October 31, 2015	17.39	(0.26	)(e)	(0.24)	(0.50)	(0.45)	16.44
Year Ended October 31, 2014	16.66	(0.30	)(e)	1.61	1.31	(0.58)	17.39
Year Ended October 31, 2013	15.48	(0.28	)(e)	1.46	1.18	—	16.66
Year Ended October 31, 2012	14.93	(0.24	)(e)	0.79	0.55	—	15.48
Year Ended October 31, 2011	15.43	(0.29	)(e)	(0.19)	(0.48)	(0.02)	14.93
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.71% and 2.04% for the year ended October 31, 2015, 1.75% and 2.08% for 2014, 1.75% and 2.19% for 2013, 1.75% and 2.09% for 2012 and 1.75% and 2.29% for 2011; for Class C are 2.20% and 2.55% for the year ended October 31, 2015, 2.25% and 2.58% for 2014, 2.25% and 2.69% for 2013, 2.25% and 2.59% for 2012 and 2.25% and 2.73% for 2011; for Select Class are 1.45% and 1.72% for the year ended October 31, 2015, 1.50% and 1.83% for 2014, 1.50% and 1.93% for 2013, 1.50% and 1.83% for 2012 and 1.50% and 2.04% for 2011, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.

38	J.P. MORGAN U.S. EQUITY FUNDS

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (d)	Portfolio turnover rate (including short sales) (d)

(3.21)%	$41,096	3.55%	(1.74)%	3.88%	178%	344%
7.82	61,909	3.75	(2.01)	4.08	97	187
7.41	46,503	3.98	(2.03)	4.42	91	156
3.43	40,031	3.97	(1.81)	4.31	92	159
(3.29)	60,605	4.09	(2.19)	4.63	151	255

(3.71)	1,140	4.04	(2.41)	4.39	178	344
7.33	752	4.25	(2.51)	4.58	97	187
6.84	579	4.48	(2.53)	4.92	91	156
2.91	578	4.47	(2.33)	4.81	92	159
(3.82)	657	4.59	(2.62)	5.07	151	255

(2.94)	58,780	3.29	(1.56)	3.56	178	344
8.13	68,444	3.50	(1.76)	3.83	97	187
7.62	38,883	3.73	(1.74)	4.16	91	156
3.68	15,806	3.68	(1.58)	4.01	92	159
(3.09)	13,016	3.84	(1.89)	4.38	151	255

MARCH 1, 2016	39

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

©JPMorgan Chase & Co., 2016. All rights reserved. July 2016. PR-RELSACS-316-2

Prospectus

J.P. Morgan U.S. Equity Funds

Class R5 Shares

March 1, 2016, as supplemented July 1, 2016

JPMorgan Research Equity Long/Short Fund

Class/Ticker: R5/JLSRX

The Securities and Exchange Commission has not
approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Research Equity Long/Short Fund

Class/Ticker: R5/JLSRX

What is the goal of the Fund?

The Fund seeks to provide long term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

Class R5

Management Fees[1]

0.95
%

Distribution (Rule 12b-1) Fees

NONE

Other Expenses

2.29

Dividend Expenses on Short Sales

1.84

Shareholder Service Fees

0.05

Remainder of Other Expenses[2]

0.40

Total Annual Fund Operating Expenses[1]

3.24

Fee Waivers and Expense Reimbursements[3]

(0.40
)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[3]

2.84

1
As of 9/1/15, the Fund’s advisory fee was reduced; therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2
“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

3
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses
(excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.00% of the average daily net assets of Class R5 Shares. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/17, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS R5 SHARES ($)

287

961

1,658

3,513

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate (including short sales) was 344% of the average value of its portfolio.

MARCH 1, 2016

1

JPMorgan Research Equity Long/Short Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in long and short positions in equity securities, selecting from a universe of mid-
to large capitalization stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. The equity securities the Fund invests in will have market characteristics and capitalizations similar to those included in the Russell 1000 and/or S&P 500 Index at the time of purchase. As of the last reconstitution of the Russell 1000 Index on June 26, 2015, the companies in the index included companies with market capitalizations ranging from
$1.4 billion to $738 billion. As of the last reconstitution of the S&P 500 Index on December 31, 2015, the companies in the index included companies with market capitalizations of $1.8 billion to $587 billion. In implementing its strategy, the Fund invests primarily in common stocks, real estate investment trusts (REITs) and depositary receipts.

The Fund
purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The Fund’s net equity market exposure will typically range from 20 to 30%; however, in response to market conditions the Fund may adjust its equity market exposure. Under normal market conditions, its net long equity market exposure will not exceed 50% and its net short equity market exposure will not exceed 20%. Further, the Fund’s gross equity market exposure is limited to 200%. The Fund may hold a substantial portion of its total assets in cash when it holds significant short positions. By taking both long and short positions, the Fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.

Selling stock short allows the Fund to more fully exploit insights into stocks that the Fund’s adviser expects to underperform. Short sales involve the sale of a security which the Fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

Investment Process: In
managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis for its decisions. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•

catalysts that could trigger a rise in a stock’s price

•

impact on the overall risk of the portfolio relative to the benchmark

•

high potential reward compared to potential risk

•

temporary mispricings caused by apparent market overreactions

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve
its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is
subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value

2

J.P. MORGAN U.S. EQUITY FUNDS

between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Foreign Securities Risk. Because the Fund invests in foreign securities, it is subject to special risks in addition to those applicable to U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Real Estate Securities Risk. The Fund’s
investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

High Portfolio Turnover Risk.
The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section
provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past five calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Lipper Alternative
Long/Short Equity Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

MARCH 1, 2016

3

JPMorgan Research Equity Long/Short Fund (continued)

Best Quarter

1st quarter, 2012

6.52%

Worst Quarter

3rd quarter, 2011

–6.62%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)

Past 1 Year

Past 5 years

Life of Fund (Since 5/28/10)

CLASS R5 SHARES

Return Before Taxes

(4.00
)%

2.58
%

2.93
%

Return After Taxes on Distributions

(4.00
)

2.28

2.66

Return After Taxes on Distributions and Sale of Fund Shares

(2.26
)

1.99

2.26

BofA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX

(Reflects No Deduction for Fees, Expenses or Taxes)

0.05

0.07

0.08

S&P 500 INDEX

(Reflects No Deduction for Fees, Expenses or Taxes)

1.38

12.57

14.32

LIPPER ALTERNATIVE LONG/SHORT EQUITY FUNDS INDEX

(Reflects No Deduction for Taxes)

(2.81
)

3.13

4.26

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who

hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio
Manager

Managed the Fund
Since

Primary Title with Investment Adviser

Steven G. Lee

2014

Managing Director

Raffaele Zingone

2014

Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

In general, you
may purchase or redeem shares on any business day:

•

  Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund

•

By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•

After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund
through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

J.P. MORGAN U.S. EQUITY FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its Assets in long and short positions in equity securities, selecting from a universe of mid-
to large capitalization stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. The equity securities the Fund invests in will have market characteristics and capitalizations similar to those included in the Russell 1000 and/or S&P 500 Index at the time of purchase. As of the last reconstitution of the Russell 1000 Index on June 26, 2015, the companies in the index included companies with market capitalizations ranging from
$1.4 billion to $738 billion. As of the last reconstitution of the S&P 500 Index on December 31, 2014, the companies in the index included companies with market capitalizations of $1.8 billion to $587 billion. In implementing its strategy, the Fund invests primarily in common stocks, real estate investment trusts (REITs) and depositary receipts.

The Fund
purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The Fund’s net equity market exposure will typically range from 20 to 30%; however, in response to market conditions the Fund may adjust its equity market exposure. Under normal market conditions, its net long equity market exposure will not exceed 50% and its net short equity market exposure will not exceed 20%. Further, the Fund’s gross equity market exposure is limited to 200%. The Fund may hold a substantial portion of its total assets in cash when it holds significant short positions. By taking both long and short positions, the Fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.

Selling stock short allows the Fund to more fully exploit insights into stocks that the Fund’s adviser expects to underperform. Short sales involve the sale of a security which the Fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

The Fund will invest
primarily in equity securities as described above. These equity securities may include:

•

common stock

•

  real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

•

foreign securities, often in the form of depositary receipts

The investment strategies for the Fund may also include:

•

convertible securities

•

  trust or partnership interests

•

warrants and rights to buy common stock

•

other investment companies

•

exchange traded funds (ETFs) which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries.
Actively managed ETFs do not seek to track the performance of a particular market index.

•

affiliated money market funds

•

derivatives, including futures, options, swaps and forwards

Ordinarily the Fund will limit its investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets. The Securities and Exchange Commission (SEC) has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations. If the Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple
ETFs. The percentage limitations listed above apply only to the Fund’s direct investments in ETFs and do not apply to short sales of ETFs.

The Fund may utilize these investment strategies to a greater or lesser degree.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis for its decisions. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•

catalysts that could trigger a rise in a stock’s price

•

impact on the overall risk of the portfolio relative to the benchmark

•

high potential reward compared to potential risk

MARCH 1, 2016

5

More About the Fund
(continued)

•

temporary mispricings caused by apparent market overreactions

FUNDAMENTAL INVESTMENT OBJECTIVE

An investment objective is fundamental if it
cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding shares of the
Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks
associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the
Fund” later in the prospectus and in the Statement of Additional Information.

Main Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General
Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

The SEC and financial industry regulatory
authorities in other countries may impose prohibitions, restrictions, or other regulatory requirements on short sales, which could inhibit the ability of the adviser to sell securities short on behalf of the Fund.

Foreign Securities Risk. To the extent the Fund invests in foreign securities (including depositary receipts) these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher

6

J.P. MORGAN U.S. EQUITY FUNDS

transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could
experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Additional Risks

Derivatives
Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.
The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

MARCH 1, 2016

7

More About the Fund
(continued)

WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (for
example, futures and options) that derive their value from the performance of underlying assets or securities.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The
Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s
transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent convertible securities are subject to additional risks factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, the Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs.
Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The price movement of an index-based
ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount). If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank
Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about
risks associated with the types of investments that the Fund purchases, please read the “Risk/Return Summary,” the “Risk and Reward Elements for the Fund” later in the prospectus and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the
Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information

8

J.P. MORGAN U.S. EQUITY FUNDS

which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objective.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid,
high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may be inconsistent with the Fund’s main investment strategy. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to
the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

MARCH 1, 2016

9

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple
class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue
other classes of shares that have different expense levels and performance and different requirements for who may invest. Call
1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The
Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned
subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

For the most recent fiscal year ended 10/31/15, JPMIM was paid a management fee (net of waivers) of 1.03% as a percentage of average daily net assets.
Effective 9/1/15, the Research Equity Long/Short Fund reduced its management fee to 0.95%.

A discussion of the basis the J.P. Morgan Funds’
Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

The portfolio management team is led by Steven G. Lee, Managing Director of JPMIM, and Raffaele Zingone, Managing Director of JPMIM and a CFA charterholder. Mr. Lee has been a portfolio manager since 2013 and prior to that time he was a research analyst in the U.S. Equity Research Group. Mr. Lee has been a JPMIM employee since 2004. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991.

The Statement
of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

The Fund’s Administrator

JPMIM (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each J.P. Morgan Fund for administrative services: 0.15% of the first
$25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.05% of the average daily net assets of the Class R5 Shares of the
Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the
Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to
Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial
Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the

10

J.P. MORGAN U.S. EQUITY FUNDS

J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

MARCH 1, 2016

11

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, expenses, dividends and distributions.

Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call
1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Class R shares are primarily used in Group Retirement Plans. The particular Group Retirement Plan will determine the share class available to its participants.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

Class
R5

Eligibility

May be purchased by

•   Group
 Retirement Plans,[1]

•   Section
 529 college savings plans,

•   Current and future JPMorgan SmartRetirement and JPMorgan SmartRetirement Blend Funds, and

•   Such
 other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

Minimum Investment[1,2]

No minimum

Minimum Subsequent Investments

No minimum

Distribution (12b-1) Fee

None

Shareholder Service Fee

0.05% of the average daily net assets.

Redemption Fee

None

[1]

Financial Intermediaries or other organizations making the Funds available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Funds.

[2]
Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.

Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k)
plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent.

Accounts may be opened either directly with a Fund’s transfer agent or through Financial Intermediaries. If you have questions about eligibility, please call 1-800-480-4111.

•

Class R5 Shares are not subject to Rule 12b-1 fees.

•

A Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest.
Call 1-800-480-4111 to obtain more information concerning all of a Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

[1]
For more information about eligible Group Retirement Plans, see “Group Retirement Plans” below.

12

J.P. MORGAN U.S. EQUITY FUNDS

Group Retirement Plans

The only retirement plans that are eligible to purchase Class R5 Shares are employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R5 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education
Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

There is no minimum investment
requirement for Group Retirement Plans, Section 529 college savings plans, and eligible investments by other J.P. Morgan Funds.

College
Savings Plans

To be eligible to invest in Class R5 Shares, Section 529 college savings plans must hold their shares through plan level or omnibus accounts held on the books of a Fund.

FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various fees that you will pay if you purchase shares of the Fund. In addition, it describes the types of compensation paid to Financial Intermediaries for services related to the Fund.

To obtain information, visit www.jpmorganfunds.com or call 1-800-480-4111.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency
(collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. The J.P. Morgan Funds will no longer enter into new Sub TA Agreements that require fee payments with respect to Class R6 Shares. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Shareholder Servicing

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of a Fund).

Class

Shareholder Servicing
Fee

Class R5

0.05%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

PURCHASING FUND
SHARES

You may purchase shares directly from the Funds through the Distributor or through your Financial Intermediary.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the
NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas
Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally

MARCH 1, 2016

13

Investing with J.P. Morgan Funds (continued)

4:00 p.m. ET) (“NYSE Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate
documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically
recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE FUNDS

Opening a New Account

Purchasing into an Existing Account

By Phone or
Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.

  By
Mail       Regular mailing address:
 J.P. Morgan Funds Services   P.O. Box 8528
 Boston, MA 02266-8528       Overnight mailing address:   J.P. Morgan Funds Services
30 Dan Road Canton, MA 02021-2809

  Mail the completed and signed application with a check to our Regular or Overnight mailing
address.       Refer to the Additional Information Regarding Purchases
section

Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to
one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third- party checks.

14

J.P. MORGAN U.S. EQUITY FUNDS

HOW TO PURCHASE DIRECTLY WITH THE FUNDS

Opening a New Account

Purchasing into an Existing Account

By Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P. Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

[1]
  The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone or fax

You may access your account and conduct certain transactions using phone or fax. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact
J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to
obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable fees.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

MARCH 1, 2016

15

Investing with J.P. Morgan Funds (continued)

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P.
Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange.
You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

 Class R5 Shares of a Fund may be exchanged for:   • Class R5 Shares of another J.P. Morgan Fund,
 • Another
share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•

All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and Class.

•

  The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•

  All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

Tax Consequences on Exchanges

Generally, an
exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.
You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial
Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

16

J.P. MORGAN U.S. EQUITY FUNDS

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1 or wired to a pre-existing bank account on file.

HOW TO REDEEM

By Phone or Online

Call us at 1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

By Mail

  Regular Mailing Address:
 J.P. Morgan Funds Services   P.O. Box 8528
 Boston, MA 02266-8528       Overnight mailing address:   J.P. Morgan Funds Services
30 Dan Road Canton, MA 02021-2809

[1]
You cannot request redemption by check to be sent to an address updated within 30 days.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before
4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds), minus the amount of any applicable fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All
redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone or fax

You may access
your account using phone or fax. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

MARCH 1, 2016

17

Investing with J.P. Morgan Funds (continued)

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•

You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•

  You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.
Trading on the NYSE is restricted;

2.
The NYSE is closed (other than weekend and holiday closings);

3.
Federal securities laws permit;

4.
The SEC has permitted a suspension; or

5.
An emergency exists, as determined by the SEC.

You
generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

If your account value falls below the required
minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account. Before this action is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

Closings,
Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING
POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.
Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the
Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a
variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are

18

J.P. MORGAN U.S. EQUITY FUNDS

known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.
Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.
Purchases, redemptions and exchanges made on a systematic basis;

3.
Automatic reinvestments of dividends and distributions;

4.
Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.
Redemptions of shares to pay fund or account fees;

6.
Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.
Transactions in Section 529 college savings plans;

8.
Transactions in Fund of Fund Products;

9.
Transactions within a Retirement account such as:

•

Shares redeemed to return an excess contribution

•

Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•

Retirement plan contributions, loans, distributions, and hardship withdrawals,

•

IRA re-characterizations and conversions.

•

IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund,
JPMorgan Managed Income Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share. This is also known as the offering price. Shares are also redeemed at NAV. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

MARCH 1, 2016

19

Investing with J.P. Morgan Funds (continued)

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market
quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on
foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures
are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/ dealer.

Any derivatives
involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

20

J.P. MORGAN U.S. EQUITY FUNDS

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, at least annually. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•

Reinvest all distributions in additional Fund shares;

•

Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•

Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•

Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions by a Fund to retirement plans
and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares just before distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

MARCH 1, 2016

21

Investing with J.P. Morgan Funds (continued)

The Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, the Fund’s investments in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

The Fund’s investment in certain debt obligations, mortgage-backed securities, asset-backed securities, derivative instruments and so called
“passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold including when it is not advantageous to do so. The Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings;
if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The extent to which a Fund can invest in master limited partnerships is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Please see the Statement of Additional Information for
additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which
investment income and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each
Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The
Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year.
In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services,
P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO). Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If
you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary
Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary
or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

22

J.P. MORGAN U.S. EQUITY FUNDS

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce
expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit
www.jpmorganfunds.com and sign up for electronic delivery.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information,
please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA
02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year.
Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month.

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on J.P. Morgan
Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post
portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.

The Fund may disclose the Fund’s 10 largest portfolio
holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

MARCH 1, 2016

23

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account”
and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R5 Shares generally are not available to non-retirement accounts, traditional and Roth
Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared.

Wire — refers to a method used for payment or redemptions. While J.P. Morgan Funds does not charge to send a wire, your bank may charge a fee for this service.

24

J.P. MORGAN U.S. EQUITY FUNDS

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS

POTENTIAL REWARDS

POLICIES TO BALANCE RISK AND REWARD

Market conditions

• The Fund’s share price and performance will fluctuate in response to stock market movements

• The
 market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates

• Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

  • Stocks
have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

• Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and the Fund may invest uninvested cash in affiliated money market funds

• In
 addition to the securities described in the section titled “What are the Fund’s main investment strategies?” equity securities may include convertible securities[1], preferred stocks[2], depositary receipts (such as American Depositary Receipts and Global Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company
securities

• The Fund seeks to limit risk and enhance performance through active management and/or diversification

• During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high quality, short-term instruments

Short selling

• Short sales may not have the intended effects and may result in losses

•
The Fund may not be able to close out a short position at a
particular time or at an acceptable price

• The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

• Segregated or earmarked assets and posting collateral with respect to short sales may limit the Fund’s investment flexibility

• Short sales involve leverage risk and credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

• The Fund
could make money and protect against losses if management’s analysis proves correct

• Short selling may allow the Fund to generate positive returns in declining markets

• Short selling may allow the Fund to implement insights into securities it expects to underperform

• Short
 selling may allow the Fund to diversify its holdings across a larger number of securities

• The Fund will not engage in short selling if the total market value of all securities sold short would exceed 100% of the Fund’s net assets

• The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

• The Fund makes short sales through brokers that the adviser has determined to be creditworthy

1
Convertible securities are bonds or preferred stock that can convert to common stock.

2
Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3
Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

MARCH 1, 2016

25

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS

POTENTIAL REWARDS

POLICIES TO BALANCE RISK AND REWARD

Management choices

  • The
Fund could underperform its benchmark due to its securities and asset allocation choices

  • The
Fund could outperform its benchmark due to these same choices

  • The
adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Derivatives[1]

• Derivatives such as futures, options, swaps, and forward foreign currency contracts[2] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

• The Fund may have difficulty exiting a derivatives position

• Derivatives used for risk management or to increase the Fund’s gain may not have the intended effects and may result in losses or missed opportunities

• The counterparty to a derivatives contract could default

• Derivatives that involve leverage could magnify losses

• Certain types of derivatives involve costs to the Fund which can reduce returns

• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

• Derivatives used for non-hedging purposes could cause losses that exceed the original investment

• Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets, and defer recognition of certain of the Fund’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

• The
 Fund could make money and protect against losses if management’s analysis proves correct

• Derivatives
 that involve leverage could generate substantial gains at low cost

• The Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

• While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio

• The Fund only establishes hedges that it expects will be highly correlated with underlying positions

• The
 Fund may also use derivatives to increase its gain

• The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

1
The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

2
A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

26

J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS

POTENTIAL REWARDS

POLICIES TO BALANCE RISK AND REWARD

Foreign investments

• Currency exchange rate movements could reduce gains or create losses

• The Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information

• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

• Favorable exchange rate movements could generate gains or reduce losses

• Foreign
 investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

• Emerging
 markets can offer higher returns

  • The
Fund anticipates that total foreign investments will not exceed 20% of total assets

Real Estate Investment Trusts (REITs)[1]

• The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests

• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties

• REITs may be more volatile and/or more illiquid than other types of equity securities

• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including the Fund) would be reduced by any corporate taxes payable by the REIT

• The Fund can gain exposure to an additional asset class in order to further diversify its assets

• The
 Fund may receive current income from its REIT investments

• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

• The
Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

1
REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

MARCH 1, 2016

27

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS

POTENTIAL REWARDS

POLICIES TO BALANCE RISK AND REWARD

ETFs[1] and other investment companies

• If the Fund invests in shares of another investment company or pooled investment vehicle, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

• The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

• Investments in other investment companies or pooled investment vehicles help to manage smaller cash flows

• Investing
 in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

• Generally, the Fund’s investments in other investment companies, including ETFs structured as investment companies, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

• Exemptive orders granted to various ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit the
Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

• Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

Master Limited Partnerships (MLPs)

• Holders of MLP units have limited control and voting rights, similar to those of a limited partner

• An
 MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns

• MLPs
 may, for tax purposes, affect the character of the gain and loss realized by the Fund and affect the holding period of the Fund’s assets

• MLPs can offer attractive returns

• MLPs may offer more attractive yields or potential growth than comparable equity securities

• MLPs offer attractive potential performance and opportunities for diversification

• The Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company

• The Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Short-term trading

• Increased trading would raise the Fund’s transaction costs

• Increased
 short-term capital gain distributions would raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns

  • The Fund could realize gain in a short period of time
 • The
Fund could protect against losses if a stock is overvalued and its value later falls

  • The
Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

Illiquid holdings

  • The Fund could have difficulty valuing these holdings precisely
 • The
Fund could be unable to sell these holdings at the time or price desired

  • These
holdings may offer more attractive yields or potential growth than comparable widely traded securities

• The Fund may not invest more than 15% of net assets in illiquid holdings

• To maintain adequate liquidity to meet redemptions, the Fund may hold high quality, short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

1
ETFs are pooled investment vehicles whose ownership interests are sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries.
Actively managed ETFs do not seek to track the performance of a particular market index.

28

J.P. MORGAN U.S. EQUITY FUNDS

This Page Intentionally
Left Blank

MARCH 1, 2016

29

Financial Highlights

The financial highlights table is intended to help you understand the
Fund’s financial performance for each share class for each of the past one through five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other
Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

Per share operating performance

Investment operations

Distributions

Net asset value, beginning of period

Net investment income (loss)

     Net
realized and unrealized gains (losses) on investments

Total from investment operations

  Net
 realized
gain

Net asset value, end of period

Research Equity Long/Short Fund

Class R5

Year Ended October 31, 2015

$
17.56

$
(0.25
)(e)

$
(0.23
)

$
(0.48
)

$
(0.45
)

$
16.63

Year Ended October 31, 2014

16.78

(0.26
)(e)

1.62

1.36

(0.58
)

17.56

Year Ended October 31, 2013

15.56

(0.26
)(e)

1.48

1.22

—

16.78

Year Ended October 31, 2012

14.98

(0.21
)(e)

0.79

0.58

—

15.56

Year Ended October 31, 2011

15.44

(0.27
)(e)

(0.17
)

(0.44
)

(0.02
)

14.98

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)
Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.

(c)
The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class R5 are 1.22% and 1.64% for the year ended October 31, 2015, 1.30% and 1.63% for 2014, 1.30% and 1.74% for 2013, 1.30% and 1.64% for 2012 and 1.30% and 1.83% for 2011.

(d)
Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

(e)
Calculated based upon average shares outstanding.

30

J.P. MORGAN U.S. EQUITY FUNDS

Ratios/Supplemental data

Ratios to average net assets

Total return (a)

Net assets, end of period (000’s)

Net expenses (including dividend and interest expense
for securities sold short) (b)(c)

Net investment income (loss)

Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)

Portfolio turnover rate (d)

Portfolio turnover rate (including short sales) (d)

(2.79
)%

$
204

3.06
%

(1.57
)%

3.48
%

178
%

344
%

8.38

61

3.30

(1.56
)

3.63

97

187

7.84

56

3.53

(1.58
)

3.97

91

156

3.87

52

3.50

(1.39
)

3.84

92

159

(2.83
)

50

3.64

(1.75
)

4.17

151

255

MARCH 1, 2016

31

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The
SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA
02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or
e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference
Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

  ©JPMorgan Chase & Co., 2016. All rights reserved.
July 2016.
PR-RELSR5-316-2

Prospectus

J.P. Morgan U.S. Equity Funds

Class A, Class C & Select Class
Shares

March 1, 2016, as supplemented July 1, 2016

JPMorgan Opportunistic Equity Long/Short Fund

Class/Ticker: A/JOELX; C/JOECX; Select/JOEQX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Opportunistic Equity Long/Short Fund

Class/Ticker: A/JOELX; C/JOECX; Select/JOEQX

What is the goal of the Fund?

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES
CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 15 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

Class A

Class C

Select Class

Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price

5.25%

NONE

NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares

NONE

1.00%

NONE

(under $1 million)

“Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

Class A

Class C

Select Class

Management Fees[1]

1.20
%

1.20
%

1.20
%

Distribution (Rule 12b-1) Fees

0.25

0.75

NONE

Other Expenses

1.29

1.76

1.53

Dividend Expenses on Short Sales

0.57

0.57

0.57

Shareholder Service Fees

0.25

0.25

0.25

Remainder of Other Expenses

0.47

0.94
[2]

0.71
[2]

Acquired Fund (Underlying Fund) Fees and Expenses

0.07

0.07

0.07

Total Annual Fund Operating Expenses[1]

2.81

3.78

2.80

Fee Waivers and Expense Reimbursements[3]

(0.37
)

(0.84
)

(0.61
)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[3]

2.44

2.94

2.19

1
As of 9/1/15, the Fund’s advisory fee was reduced; therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2
“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

3
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses
(excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.85%, 2.35% and 1.60% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates
(affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This
Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/17, and total annual

MARCH 1, 2016

1

JPMorgan Opportunistic Equity Long/Short Fund (continued)

fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	759	1,317	1,900	3,473
CLASS C SHARES ($)	397	1,078	1,878	3,966
SELECT CLASS SHARES ($)	222	811	1,425	3,084

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	759	1,317	1,900	3,473
CLASS C SHARES ($)	297	1,078	1,878	3,966
SELECT CLASS SHARES ($)	222	811	1,425	3,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate (including short sales) was 734% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its Assets in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the Russell 1000 and/or S&P 500 Index, at the time of purchase. As of the reconstitution of the Russell 1000 Index on June 26, 2015, the companies in the index included companies with market capitalizations ranging from $1.4 billion to $738 billion. As of the reconstitution of the S&P 500 Index on December 31, 2015 the companies in the index included companies with market capitalizations of $1.8 billion to $587 billion. “Assets” means net assets plus the amount of borrowings for investment purposes.

Part of the Fund’s investment strategy is to attempt to achieve lower volatility than that of its primary benchmark, the S&P 500 Index. Volatility management starts during the stock selection research process before inclusion in the portfolio. The Fund’s adviser will employ a number of strategies to manage the Fund’s volatility, including altering the Fund’s portfolio composition, adjusting the Fund’s gross exposure or net exposure, holding significant cash balances, or investing in options (to attempt to limit losses from stock positions).

In implementing its strategy, the Fund primarily will buy or sell short common stocks, including real estate investment trusts (REITs) and depositary receipts.

As the set of investment opportunities is constantly evolving, the Fund’s net exposure (the value of the Fund’s aggregate long positions minus its short positions) will vary over time. While in most instances the net exposure will be positive (more long exposure than short exposure), it is possible that the investment opportunities result in a net short exposure. Net exposure will range from -30% to +80%. The Fund’s gross equity market exposure is limited to 200%.

Short sales involve the sale of a security which the Fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use equity index futures contracts and options, both long and short, to gain or reduce exposure to specific investments or the overall equity market. The Fund may also invest in exchange traded funds (ETFs) for these purposes.

The Fund is non-diversified.

Investment Process: J.P. Morgan Investment Management Inc., the Fund’s adviser, employs a process that combines research, valuation and stock selection to identify investments. Long and short positions are vetted through a disciplined research process and valuation framework which leverages the insights of the adviser’s fundamental analyst platform that actively analyzes approximately 800 stocks. The adviser buys long positions in companies with strong management teams, strong competitive positions and earnings growth rates in excess of peers. Long purchases may also be companies that the adviser believes have improving investment factors, such as business drivers (revenues, profitability, capital intensity, and capital allocation), industry structure, regulatory environment and/or legal risk. Short sales generally are characterized by companies with deteriorating incremental changes in such investment factors. The adviser may also take short positions as part of its volatility management. The adviser may sell a long position or cover a short position due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or if the adviser no longer considers the security to be reasonably valued. Investments may also be sold or covered if the adviser identifies another investment that it believes offers a better opportunity.

2	J.P. MORGAN U.S. EQUITY FUNDS

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short posi-

tions in securities results in a form of leverage which may cause the Fund to be more volatile.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. Shareholders will indirectly bear the expenses charged by the underlying ETFs. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Derivatives Risk. Derivatives, including futures and options, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Depositary Receipts Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions and other measures by the United States or other governments, currency fluctuations, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming

MARCH 1, 2016	3

JPMorgan Opportunistic Equity Long/Short Fund (continued)

riskier and more volatile. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares for the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the S&P

500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2015	4.74%
Worst Quarter	2nd quarter, 2015	–0.06%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund (since 8/29/14)
SELECT CLASS SHARES
Return Before Taxes	9.48%	11.62%
Return After Taxes on Distributions	9.09	11.18
Return After Taxes on Distributions and Sale of Fund Shares	5.41	8.70
CLASS A SHARES
Return Before Taxes	3.47	6.99
CLASS C SHARES
Return Before Taxes	7.68	10.80
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	1.38	3.65
BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.05	0.05
LIPPER ALTERNATIVE LONG/SHORT EQUITY FUNDS INDEX
(Reflects No Deduction for Taxes)	(2.81)	(2.71)

4	J.P. MORGAN U.S. EQUITY FUNDS

After-tax returns are shown only for the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Rick I. Singh	2014	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	5

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its Assets in long and short positions in equity securities, selecting from a universe of equity securities with market characteristics and capitalizations similar to those included in the Russell 1000 and/or S&P 500 Index, at the time of purchase. As of the reconstitution of the Russell 1000 Index on June 26, 2015, the companies in the index included companies with market capitalizations ranging from $1.4 billion to $738 billion. As of the reconstitution of the S&P 500 Index on December 31, 2015 the companies in the index included companies with market capitalizations of $1.8 billion to $587 billion. “Assets” means net assets plus the amount of borrowings for investment purposes.

Part of the Fund’s investment strategy is to attempt to achieve lower volatility than that of its primary benchmark. Volatility management starts during the stock selection research process before inclusion in the portfolio. The Fund’s adviser will employ a number of strategies to manage the Fund’s volatility, including altering the Fund’s portfolio composition, adjusting the Fund’s gross exposure or net exposure, holding significant cash balances, or investing in options.

In implementing its strategy, the Fund primarily will buy or sell short common stocks, including real estate investment trusts (REITs) and depositary receipts.

As the set of investment opportunities is constantly evolving, the Fund’s net exposure (the difference between the aggregate long and short positions) will vary over time. While in most instances the net exposure will be positive (more long exposure than short exposure), it is possible that the investment opportunities result in a net short exposure. Net exposure will range from -30% to +80%. The Fund’s gross equity market exposure is limited to 200%.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use equity index futures contracts and options, both long and short, to gain or reduce exposure to specific investments or the overall equity market. The Fund may also invest in exchange traded funds (ETFs) for these purposes.

The Fund will invest primarily in equity securities as described above. These equity securities may include:

•	common stock

•	real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

•	other investment companies
•

exchange traded funds (ETFs) which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or aggressively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

•	affiliated money markets

•	Derivatives, including futures and options

The Fund may utilize these investment strategies to a greater or lesser degree.

The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy as described in the Fund’s Risk/Return Summary.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund is non-diversified.

Investment Process: J.P. Morgan Investment Management Inc., the Fund’s adviser, employs a process that combines research, valuation and stock selection to identify investments. Long and short positions are vetted through a disciplined research process and valuation framework which leverages the insights of the adviser’s fundamental analyst platform that actively analyzes approximately 800 stocks. The adviser buys long positions in companies with strong management teams, strong competitive positions and earnings growth rates in excess of peers. Long purchases may also be companies that the adviser believes have improving investment factors, such as business drivers (revenues, profitability, capital intensity, and capital allocation), industry structure, regulatory environment and/or legal risk. Short sales generally are characterized by companies with deteriorating incremental changes in such investment factors. The adviser may also take short positions as part of its volatility management. The adviser may sell a long position or cover a short position due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or if the adviser no longer considers the security to be reasonably valued. Investments may also be sold or covered if the adviser identifies another investment that it believes offers a better opportunity.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

6	J.P. MORGAN U.S. EQUITY FUNDS

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

Main Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After selling a security short, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales which could inhibit the ability of the adviser to sell securities short on behalf of the Fund.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real

MARCH 1, 2016	7

More About the Fund (continued)

estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETFs when the Fund invests in shares of another investment company or ETFs. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount). If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

Depositary Receipts Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions and other measures by the United States or other governments, currency fluctuations, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

8	J.P. MORGAN U.S. EQUITY FUNDS

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Additional Risks

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/ Return Summary,” the “Risk and Reward Elements for the Fund” later in the prospectus and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objective.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may be inconsistent with the Fund’s main investment strategy. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

MARCH 1, 2016	9

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

For the most recent fiscal year ended 10/31/15, JPMIM was paid a management fee (net of waivers) of 1.07% as a percentage of average daily net assets.

A discussion of the basis the J.P. Morgan Funds’ Board of Trustees of the Trust used in approving the investment advisory agreement for the Fund will be available in the first shareholder report for the Fund.

The Portfolio Manager

The portfolio manager for the Fund is Rick I. Singh, Executive Director of JPMIM. Mr. Singh has worked as a portfolio manager for JPMIM since 2013. Prior to joining the firm, Mr. Singh was a Partner/Managing Director at 3G Capital, Standard Pacific and Karsch Capital.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

The Fund’s Administrator

JPMIM (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each J.P. Morgan Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class C and Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These

10	J.P. MORGAN U.S. EQUITY FUNDS

additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

MARCH 1, 2016	11

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

12	J.P. MORGAN U.S. EQUITY FUNDS

	Class A	Class C	Select
Eligibility[1]	May be purchased by the general public	May be purchased by the general public

Limited to certain investors, including:

•  Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•  Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

•  Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.[2]

Minimum Investment[1,3,4]	$1,000 for each Fund or $50, if establishing a Systematic Investment Plan	$1,000 for each Fund or $50, if establishing a Systematic Investment Plan

$1,000,000 — An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 – Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds[2] or

$50 for employees, if establishing a Systematic Purchase Plan.

Minimum Subsequent Investments[1]	$50[5]	$50[5]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.
Systematic Purchase Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.

MARCH 1, 2016	13

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Select
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 5.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

On purchases of $1 million or more:

• 1.00% on redemptions made within 12 months after purchase.

• 0.50% on redemptions made between 12 and 18 months after purchase.

Waived under certain circumstances.

		• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.
Redemption Fee	None	None	None
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Select Class Shares have lower fees than Class A and Class C Shares.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.

[1]

Financial Intermediaries or other organizations making the Funds available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Funds.

[2]

May also be purchased directly from the Funds by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[3]

Investment minimums may be waived for certain types of Group Retirement Plans (as defined in the glossary), as well as for certain fee-based programs. The Funds reserve the right to waive any initial or subsequent investment minimum.

[4]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[5]	Minimum subsequent investment for Systematic Purchase Plans established before 3/1/15 was $25.

14	J.P. MORGAN U.S. EQUITY FUNDS

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Funds. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the Funds, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of each Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finders fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $50,000	5.25	5.54	4.75	0.00
$50,000-$99,999	4.50	4.71	4.05	0.00
$100,000- $249,999	3.50	3.63	3.05	0.00
$250,000 to $499,999	2.50	2.56	2.05	0.00
$500,000 to $999,999	2.00	2.04	1.60	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $3,999,999	0.00	0.00	1.00	0-12 months — 1.00% 12-18 months — 0.50%
$4,000,000 to $9,999,999	0.00	0.00	0.75
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

MARCH 1, 2016	15

Investing with J.P. Morgan Funds (continued)

Finder’s Fee Schedule for Defined Contribution Plans

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	1.00	0.00
$4,000,000 to $9,999,999	0.00	0.00	0.75	0.00
$10,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months —1.00%

Select Class Shares

There is no sales charge, commission or CDSC associated with Select Class Shares.

Reducing Your Class A Sales Charges

Each Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase. The amount of the sales charge will be calculated based on the market value of your qualifying holdings as of the last calculated NAV prior to your investment.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

16	J.P. MORGAN U.S. EQUITY FUNDS

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Select Class and Institutional Class Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

MARCH 1, 2016	17

Investing with J.P. Morgan Funds (continued)

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group Retirement Plans which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGH’s, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of an financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

18	J.P. MORGAN U.S. EQUITY FUNDS

To keep your CDSC as low as possible, the Funds will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.	If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at new asset value during a defined time period.

1.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

MARCH 1, 2016	19

Investing with J.P. Morgan Funds (continued)

Rule 12b–1 Fees

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Select Class	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Shareholder Servicing

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of a Fund).

Class	Shareholder Servicing Fee
Class A	0.25%
Class C	0.25%
Select Class	0.25%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

PURCHASING FUND SHARES

You may purchase shares directly from the Funds through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

20	J.P. MORGAN U.S. EQUITY FUNDS

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“NYSE Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks.

MARCH 1, 2016	21

Investing with J.P. Morgan Funds (continued)

HOW TO PURCHASE
	Opening a New Account	Purchasing into an Existing Account

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an

22	J.P. MORGAN U.S. EQUITY FUNDS

individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class A Shares of a Fund may be exchanged for:

•  Class A Shares of another J.P. Morgan Fund,

•  Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund beginning 10/1/16), or

•  Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of any Fund may also be exchanged for:

•  Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund beginning 10/1/16). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

•  Select Class or Institutional Class Shares, if available, of the same fund (except any of the J.P. Morgan money market funds) provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Select Class Shares of a Fund may be exchanged for:

•  Select Class Shares of another J.P. Morgan Fund, or

•  Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

MARCH 1, 2016	23

Investing with J.P. Morgan Funds (continued)

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of a Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

24	J.P. MORGAN U.S. EQUITY FUNDS

HOW TO REDEEM
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

•  Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•  Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 30 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

MARCH 1, 2016	25

Investing with J.P. Morgan Funds (continued)

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Select Class accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

26	J.P. MORGAN U.S. EQUITY FUNDS

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

MARCH 1, 2016	27

Investing with J.P. Morgan Funds (continued)

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference

28	J.P. MORGAN U.S. EQUITY FUNDS

obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, at least annually. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as

MARCH 1, 2016	29

Investing with J.P. Morgan Funds (continued)

capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

With respect to taxable shareholders, if you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, the Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

The Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, derivative instruments and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. The Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

30	J.P. MORGAN U.S. EQUITY FUNDS

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month:

MARCH 1, 2016	31

Investing with J.P. Morgan Funds (continued)

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.

The Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

32	J.P. MORGAN U.S. EQUITY FUNDS

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from a Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group emploer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

MARCH 1, 2016	33

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions

•  The Fund’s share price and performance will fluctuate in response to stock market movements

•  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates

•  Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•  The Fund is non-diversified, which means that a relatively high percentage of the Fund’s Assets may be invested in a limited number of issuers; therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•  Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and the Fund may invest uninvested cash in affiliated money market funds

•  In addition to the securities described in the section titled “What are the Fund’s main investment strategies?”, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts (such as American Depositary Receipts and Global Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•  The Fund seeks to limit risk and enhance performance through active management and/or diversification

•  During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high quality, short-term instruments

Short selling

•  Short sales may not have the intended effects and may result in losses

•  The Fund may not be able to close out a short position at a particular time or at an acceptable price

•  The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

•  Segregated or earmarked assets and posting collateral with respect to short sales may limit the Fund’s investment flexibility

•  Short sales involve leverage risk and credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

•  The Fund could make money and protect against losses if management’s analysis proves correct

•  Short selling may allow the Fund to generate positive returns in declining markets

•  Short selling may allow the Fund to implement insights into securities it expects to underperform

•  Short selling may allow the Fund to diversify its holdings across a larger number of securities

•  The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

•  The Fund makes short sales through brokers that the adviser has determined to be creditworthy

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

34	J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Management choices
• The Fund could underperform its benchmark due to its securities and asset allocation choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Derivatives[1]

•  Derivatives such as futures, options, swaps, and forward foreign currency contracts[2] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•  The Fund may have difficulty exiting a derivatives position

•  Derivatives used for risk management or to increase the Fund’s gain may not have the intended effects and may result in losses or missed opportunities

•  The counterparty to a derivatives contract could default

•  Derivatives that involve leverage could magnify losses

•  Certain types of derivatives involve costs to the Fund which can reduce returns

•  Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

•  Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•  Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets, and defer recognition of certain of the Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•  The Fund could make money and protect against losses if management’s analysis proves correct

•  Derivatives that involve leverage could generate substantial gains at low cost

•  The Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

•  While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio

•  The Fund only establishes hedges that it expects will be highly correlated with underlying positions

•  The Fund may also use derivatives to increase its gain

•  The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

1	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

2	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

MARCH 1, 2016	35

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments

•Currency exchange rate movements could reduce gains or create losses

•The Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information

•Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•Favorable exchange rate movements could generate gains or reduce losses

•Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•Emerging markets can offer higher returns

•The Fund anticipates that total foreign investments will not exceed 10% of total assets

Real Estate Investment Trusts (REITs)[1]

•The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests

•The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties

•REITs may be more volatile and/or more illiquid than other types of equity securities

•If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including the Fund) would be reduced by any corporate taxes payable by the REIT

•The Fund can gain exposure to an additional asset class in order to further diversify its assets

•The Fund may receive current income from its REIT investments

•If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•The Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

36	J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

ETFs[1] and other investment companies

•  If the Fund invests in shares of another investment company or pooled investment vehicle, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•  The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies or pooled investment vehicles help to manage smaller cash flows

•  Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, the Fund’s investments in other investment companies, including ETFs structured as investment companies, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•  Exemptive orders granted to various ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•  Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

Master Limited Partnerships (MLPs)

•  Holders of MLP units have limited control and voting rights, similar to those of a limited partner

•  An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns

•  MLPs may, for tax purposes, affect the character of the gain and loss realized by the Fund and affect the holding period of the Fund’s assets

•  MLPs can offer attractive returns

•  MLPs may offer more attractive yields or potential growth than comparable equity securities

•  MLPs offer attractive potential performance and opportunities for diversification

•  The Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company

•  The Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Short-term trading

•  Increased trading would raise the Fund’s transaction costs

•  Increased short-term capital gain distributions would raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns

	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a stock is overvalued and its value later falls	• The Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•  The Fund may not invest more than 15% of net assets in illiquid holdings

•  To maintain adequate liquidity to meet redemptions, the Fund may hold high quality, short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

1	ETFs are pooled investment vehicles whose ownership interests are sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

MARCH 1, 2016	37

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past fiscal year, or period, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Opportunistic Equity Long/Short Fund
Class A
Year Ended October 31, 2015	$15.75	$(0.25	)(g)	$1.93	$1.68	$(0.06)	$17.37
August 29, 2014(h) through October 31, 2014	15.00	(0.06	)(g)	0.81	0.75	—	15.75

Class C
Year Ended October 31, 2015	15.73	(0.37	)(g)	1.97	1.60	(0.06)	17.27
August 29, 2014(h) through October 31, 2014	15.00	(0.07	)(g)	0.80	0.73	—	15.73

Class Select
Year Ended October 31, 2015	15.75	(0.26	)(g)	1.99	1.73	(0.06)	17.42
August 29, 2014(h) through October 31, 2014	15.00	(0.05	)(g)	0.80	0.75	—	15.75
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.81% and 2.20% for the year ended October 31, 2015 and 2.00% and 11.67% for the period ended October 31, 2014; for Class C are 2.39% and 3.18% for the year ended October 31, 2015 and 2.50% and 12.17% for the period ended October 31, 2014; for Select Class are 1.66% and 2.20% for the year ended October 31, 2015 and 1.75% and 11.42% for the period ended October 31, 2014, respectively.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2015 and period ended October 31, 2014.

38	J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)		Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including securities sold short) (b)(f)

10.74%	$30,480	2.38%(i)	(1.70	)%(i)	2.77	%(i)	347%	734%
5.00	52	2.65(i)	(2.24	)(i)	12.33	(i)	94	178

10.25	823	2.96(i)	(2.17	)(i)	3.75	(i)	347	734
4.87	52	3.15(i)	(2.74	)(i)	12.82	(i)	94	178

11.06	116,091	2.23(i)	(1.53	)(i)	2.77	(i)	347	734
5.00	4,989	2.40(i)	(1.99	)(i)	12.07	(i)	94	178

MARCH 1, 2016	39

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

©JPMorgan Chase & Co., 2016. All rights reserved. July 2016. PR-OELSACS-316-2

Prospectus

J.P. Morgan U.S. Equity Funds

Class R2, Class R5 & Class R6
Shares

March 1, 2016, as supplemented July 1, 2016

JPMorgan Opportunistic Equity Long/Short Fund

Class/Ticker: R2/JOEZX; R5/JOEPX; R6/JOERX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Opportunistic Equity Long/Short Fund

Class/Ticker: R2/JOEZX; R5/JOEPX; R6/JOERX

What is the goal of the Fund?

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and
Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

Class R2

Class R5

Class R6

Management Fees[1]

1.20
%

1.20
%

1.20
%

Distribution (Rule 12b-1) Fees

0.50

NONE

NONE

Other Expenses

3.10

2.90

2.87

Dividend Expenses on Short Sales

0.57

0.57

0.57

Shareholder Service Fees

0.25

0.05

NONE

Remainder of Other Expenses[2]

2.28

2.28

2.30

Acquired Fund (Underlying Fund) Fees and Expenses

0.07

0.07

0.07

Total Annual Fund Operating Expenses[1]

4.87

4.17

4.14

Fee Waivers and Expense Reimbursements[3]

(2.18
)

(2.18
)

(2.20
)

  Total Annual Fund Operating
Expenses After Fee Waivers and Expense Reimbursements[3]

2.69

1.99

1.94

1
As of 9/1/15, the Fund’s advisory fee was reduced; therefore, the Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the current fees.

2
“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

3
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses
(excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 2.10%, 1.40% and 1.35% of the average daily net assets of Class R2, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This
Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/17, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS R2 SHARES ($)

272

1,270

2,270

4,783

CLASS R5 SHARES ($)

202

1,068

1,949

4,215

CLASS R6 SHARES ($)

197

1,058

1,933

4,189

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate (including short sales) was 734% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its Assets in long and short positions in equity securities, selecting from a universe of equity securities with market

capitalizations similar to those included in the Russell 1000 and/or S&P 500 Index, at the time of purchase. As of the reconstitution of the Russell 1000 Index on June 26, 2015, the

MARCH 1, 2016

1

JPMorgan Opportunistic Equity Long/Short Fund (continued)

companies in the index included companies with market capitalizations ranging from $1.4 billion to $738 billion. As of the reconstitution of the S&P 500 Index on December 31, 2015 the companies in the index included companies with market capitalizations of $1.8 billion to $587 billion. “Assets” means net assets plus the amount of borrowings for investment purposes.

Part of the Fund’s investment strategy is to attempt to achieve lower volatility than that of its primary benchmark, the S&P 500 Index. Volatility management starts during the stock selection research process before inclusion in the portfolio. The Fund’s adviser will employ a number of strategies to manage the Fund’s volatility, including altering the Fund’s portfolio composition, adjusting the Fund’s gross exposure or net exposure, holding significant cash balances, or investing in options (to attempt to limit losses from stock positions).

In implementing its strategy, the Fund primarily will buy or sell short common stocks, including real estate investment trusts (REITs) and depositary receipts.

As the set of investment opportunities is constantly evolving, the Fund’s net exposure (the value of the Fund’s aggregate long positions minus its short positions) will vary over time. While in most instances the net exposure will be positive (more long exposure than short exposure), it is possible that the investment opportunities result in a net short exposure. Net exposure will range from -30% to +80%. The Fund’s gross equity market exposure is limited to 200%.

Short sales involve the sale of a
security which the Fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use equity index futures contracts and options, both long and short, to gain or reduce exposure to specific investments or the overall equity market. The Fund may also invest in exchange traded funds (ETFs) for these purposes.

The Fund is non-diversified.

Investment Process: J.P. Morgan Investment Management Inc., the
Fund’s adviser, employs a process that combines research, valuation and stock selection to identify investments. Long and short positions are vetted through a disciplined research process and valuation framework which leverages the insights of the adviser’s fundamental analyst platform that actively analyzes approximately 800 stocks. The adviser buys long positions in companies with strong management teams, strong competitive positions and earnings growth rates in excess of peers. Long purchases may also be companies that the adviser believes have improving investment factors, such as business drivers (revenues, profitability, capital intensity, and capital allocation), industry structure, regulatory environment and/or legal risk. Short sales generally are characterized by companies with deteriorating incremental changes in such investment factors. The adviser may also take short positions as part of its volatility management. The adviser may sell a long position or cover a short position due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or if the adviser no longer considers the security to be reasonably valued. Investments may also be sold or covered if the adviser identifies another investment that it believes offers a better opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve
its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is
subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

2

J.P. MORGAN U.S. EQUITY FUNDS

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The
Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the
Fund.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. Shareholders will indirectly bear the expenses charged by the underlying ETFs. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Derivatives Risk. Derivatives, including futures and options, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Depositary Receipts Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions and other measures by the United States or other governments, currency fluctuations, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

High Portfolio Turnover
Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.
Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

MARCH 1, 2016

3

JPMorgan Opportunistic Equity Long/Short Fund (continued)

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section
provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class R6 Shares for the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance
(before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter

1st quarter, 2015

4.80%

Worst Quarter

2nd quarter, 2015

0.00%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)

Past 1 Year

Life of Fund (since 8/29/14)

CLASS R6 SHARES

Return Before Taxes

9.79
%

11.91
%

Return After Taxes on Distributions

9.41

11.47

Return After Taxes on Distributions and Sale of Fund Shares

5.59

8.93

CLASS R2 SHARES

Return Before Taxes

8.99

11.09

CLASS R5 SHARES

Return Before Taxes

9.73

11.86

S&P 500 INDEX

(Reflects No Deduction for Fees, Expenses, or Taxes)

1.38

3.65

BofA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX

(Reflects No Deduction for Fees, Expenses, or Taxes)

0.05

0.05

LIPPER ALTERNATIVE LONG/SHORT EQUITY FUNDS INDEX

(Reflects No Deduction for Taxes)

(2.81
)

(2.71
)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio
Manager

Managed the Fund
Since

Primary Title with Investment Adviser

Rick I. Singh

2014

Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

There is no minimum or maximum purchase requirements with

respect to Class R2 or Class R5 Shares.

For Class R6 Shares

To establish an account

$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts

To add to an account

No minimum levels

There is no minimum investment for other Class R6 eligible investors.

4

J.P. MORGAN U.S. EQUITY FUNDS

In general, you may purchase or redeem shares on any business day:

•

  Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund

•

By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•

After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund
through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016

5

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its Assets in long and short positions in equity securities, selecting from a universe of equity securities with market characteristics and capitalizations similar to those included in the Russell 1000 and/or S&P 500 Index, at the time of purchase. As of the reconstitution of the Russell 1000 Index on June 26, 2015, the
companies in the index included companies with market capitalizations ranging from $1.4 billion to $738 billion. As of the reconstitution of the S&P 500 Index on December 31, 2015 the companies in the index included companies with market capitalizations of $1.8 billion to $587 billion. “Assets” means net assets plus the amount of borrowings for investment purposes.

Part
of the Fund’s investment strategy is to attempt to achieve lower volatility than that of its primary benchmark. Volatility management starts during the stock selection research process before inclusion in the portfolio. The Fund’s adviser will employ a number of strategies to manage the Fund’s volatility, including altering the Fund’s portfolio composition, adjusting the Fund’s gross exposure or net exposure, holding significant cash balances, or investing in options.

In implementing its strategy, the Fund primarily will buy or sell short common stocks, including real estate investment trusts (REITs) and depositary receipts.

As the set of investment opportunities is constantly evolving, the Fund’s net exposure (the difference between the aggregate long and short positions) will vary over time. While in most instances the net exposure will be positive (more long exposure than short exposure), it is possible that the investment opportunities result in a net short exposure. Net exposure will range from -30% to +80%. The Fund’s gross equity market exposure is limited to 200%.

Derivatives, which are instruments that
have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use equity index futures contracts and options, both long and short, to gain or reduce exposure to specific investments or the overall equity market. The Fund may also invest in exchange traded funds (ETFs) for these purposes.

The Fund will invest primarily in equity securities as described above. These equity securities may include:

•

common stock

•

  real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

•

other investment companies

•

exchange traded funds (ETFs) which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or aggressively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries.
Actively managed ETFs do not seek to track the performance of a particular market index.

•

affiliated money markets

•

Derivatives, including futures and options

The Fund may utilize these investment strategies to a greater or lesser degree.

The Fund will provide
shareholders with at least 60 days’ prior notice of any change in its 80% investment policy as described in the Fund’s Risk/Return Summary.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund is non-diversified.

Investment Process: J.P. Morgan Investment Management Inc., the
Fund’s adviser, employs a process that combines research, valuation and stock selection to identify investments. Long and short positions are vetted through a disciplined research process and valuation framework which leverages the insights of the adviser’s fundamental analyst platform that actively analyzes approximately 800 stocks. The adviser buys long positions in companies with strong management teams, strong competitive positions and earnings growth rates in excess of peers.
Long purchases may also be companies that the adviser believes have improving investment factors, such as business drivers (revenues, profitability, capital intensity, and capital allocation), industry structure, regulatory environment and/or legal risk. Short sales generally are characterized by companies with deteriorating incremental changes in such investment factors. The adviser may also take short positions as part of its volatility management. The adviser may sell a long position or cover a short position due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or if the adviser no longer considers the security to be reasonably valued. Investments may also be sold or covered if the adviser identifies another investment that it believes offers a better opportunity.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE

An investment objective is fundamental if it
cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding shares of the
Fund.

6

J.P. MORGAN U.S. EQUITY FUNDS

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks
associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the
Fund” later in the prospectus and in the Statement of Additional Information.

Main Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General
Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the
Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the
Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After selling a security short, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales which could inhibit the ability of the adviser to sell securities short on behalf of the Fund.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline

MARCH 1, 2016

7

More About the Fund
(continued)

when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies and
ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETFs when the Fund invests in shares of another investment company or ETFs. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount). If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the
Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (for
example, futures and options) that derive their value from the performance of underlying assets or securities.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The
Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative

transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

Depositary Receipts Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions and other measures by the United States or other governments, currency fluctuations, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

High Portfolio Turnover Risk. The Fund may engage in
active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

8

J.P. MORGAN U.S. EQUITY FUNDS

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the
Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Additional Risks

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street
Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks
associated with the types of investments that the Fund purchases, please read the “Risk/ Return Summary,” the “Risk and Reward Elements for the Fund” later in the prospectus and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the
Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad

range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the
SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objective.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid,
high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may be inconsistent with the Fund’s main investment strategy. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers
to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

MARCH 1, 2016

9

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple
class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue
other classes of shares that have different expense levels and performance and different requirements for who may invest. Call
1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The
Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned
subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

For the most recent fiscal year ended 10/31/15, JPMIM was paid a management fee (net of waivers) of 1.07% as a percentage of average daily net assets.

A discussion of the basis the J.P. Morgan Funds’ Board of Trustees of the Trust used in approving the investment advisory agreement for the
Fund will be available in the first shareholder report for the Fund.

The Portfolio Manager

The portfolio manager for the Fund is Rick I. Singh, Executive Director of JPMIM. Mr. Singh has worked as a portfolio manager for JPMIM since 2013. Prior to joining the firm, Mr. Singh was a Partner/Managing Director at 3G Capital, Standard Pacific and Karsch Capital.

The Statement of Additional
Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

The Fund’s Administrator

JPMIM (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each J.P. Morgan Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds
Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class C and
Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other
affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial
Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These

10

J.P. MORGAN U.S. EQUITY FUNDS

additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers.
See the Statement of Additional Information for more information.

MARCH 1, 2016

11

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, expenses, dividends and distributions.

Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call
1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Class R shares are primarily used in Group Retirement Plans. The particular Group Retirement Plan will determine the share class available to its participants.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

Class R2

Class R5

Class
R6

Eligibility

May be purchased by Group Retirement Plans.[1]

May be purchased by

•  Group
 Retirement Plans,[1]

•  Section
 529 college savings plans,

•  Current and future JPMorgan SmartRetirement and JPMorgan SmartRetirement Blend Funds, and

•  Such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan
Funds Board of Trustees.

May be purchased by

•  Group
 Retirement Plans,[1]

•  Certain
 discretionary accounts at JPMIM or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager) as defined below,

•  Certain direct investors as defined below,

•  Section
 529 college savings plans,

•  The JPMorgan Diversified Fund,

•  Current and future JPMorgan SmartRetirement, SmartRetirement Blend and JPMorgan Access Funds, and

•  Such
 other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

•  Investment companies not affiliated with JPMIM.

Minimum Investment[2,3]

No minimum

No minimum

$5,000,000 —
Discretionary Accounts.

$15,000,000 — Direct Investors.

Accounts cannot be aggregated to meet the initial minimum investment. You are required to maintain a minimum account balance equal to the minimum initial investment in the
Fund.

12

J.P. MORGAN U.S. EQUITY FUNDS

Class R2

Class R5

Class
R6

Minimum Subsequent Investments

No minimum

No minimum

No minimum

Distribution (12b-1) Fee

0.50% of the average daily net assets.

None

None

Shareholder Service Fee

0.25% of the average daily net assets.

0.05% of the average daily net assets.

None

Redemption Fee

None

None

None

[1]
For more information about eligible Group Retirement Plans, see “Group Retirement Plans” below.

[2]

Financial Intermediaries or other organizations making the Funds available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Funds.

[3]
  Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.

Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent.

Accounts may be opened either directly with a Fund’s transfer agent or through Financial Intermediaries. If you have questions about eligibility, please call 1-800-480-4111.

•

Class R5 and Class R6 Shares are not subject to Rule 12b-1 fees.

•

  Class R6 Shares have lower annual expense ratios than other share classes, as the Class R6 Shares have no ongoing shareholder service fees.

•

A Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest.
Call 1-800-480-4111 to obtain more information concerning all of a Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

Group Retirement Plans

The only retirement plans that are eligible to purchase Class R2, Class R5 and Class R6 Shares are employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R2, Class R5 and Class R6 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement
Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

There is no minimum investment requirement for Group Retirement Plans, Section 529 college savings plans, and eligible investments by other J.P. Morgan
Funds or unaffiliated investment companies.

Discretionary Accounts

Class R6 Shares may also be purchased by an account for an investor:

1.
Whose investments in a Fund are made and directed on their behalf by investment representatives at the Investment Manager pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account), and

2.
Whose Discretionary Account’s initial investment in a Fund is at least $5,000,000. Accounts cannot be aggregated to meet the initial minimum.

Direct Investors

Class R6 Shares also may be purchased by individuals, institutions, trusts, and foundations whose:

1.
Account is not held for the benefit of multiple underlying, unrelated investors, and

MARCH 1, 2016

13

Investing with J.P. Morgan Funds (continued)

2.
Initial investment in the Fund is at least $15,000,000. Accounts cannot be aggregated to meet the initial minimum.

College Savings Plans

To be eligible to
invest in Class R5 and Class R6 Shares, Section 529 college savings plans must hold their shares through plan level or omnibus accounts held on the books of a Fund.

FINANCIAL INTERMEDIARY COMPENSATION

The following section describes
the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services.

To obtain information, visit
www.jpmorganfunds.com or call 1-800-480-4111.

Rule 12b–1 Fees

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class R2 Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class

Rule 12b-1 Fee

Class R2

0.50%

Class R5

None

Class R6

None

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial
Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. The J.P. Morgan Funds will no longer enter into new Sub TA Agreements that require fee payments with respect to Class R6 Shares. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Shareholder Servicing

The Distributor, as
shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of a Fund).

Class

Shareholder Servicing
Fee

Class R2

0.25%

Class R5

0.05%

Class R6

None

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

14

J.P. MORGAN U.S. EQUITY FUNDS

PURCHASING FUND SHARES

You may purchase shares directly from the Funds through the Distributor or through your Financial Intermediary.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the
NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A
purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“NYSE Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A
purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE FUNDS

Opening a New Account

Purchasing into an Existing Account

By Phone or
Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.

  By
Mail       Regular mailing address:
 J.P. Morgan Funds Services   P.O. Box 8528
 Boston, MA 02266-8528       Overnight mailing address:   J.P. Morgan Funds Services
30 Dan Road Canton, MA 02021-2809

  Mail the completed and signed application with a check to our Regular or Overnight mailing
address.       Refer to the Additional Information Regarding Purchases
section

Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to
one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third- party checks.

MARCH 1, 2016

15

Investing with J.P. Morgan Funds (continued)

HOW TO PURCHASE DIRECTLY WITH THE FUNDS

Opening a New Account

Purchasing into an Existing Account

By Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P. Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and Your Account Registration

Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

[1]
  The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions for Class R6 Shares using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to
obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable fees.

16

J.P. MORGAN U.S. EQUITY FUNDS

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan
Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class R2 Shares of a Fund may be exchanged for:

•  Class R2 Shares of another J.P. Morgan Fund,

•  Another
 share class of the same Fund if you are eligible to purchase that class.

Class R5 Shares of a Fund may be exchanged for:

•  Class R5 Shares of another J.P. Morgan Fund,

•  Another
 share class of the same Fund if you are eligible to purchase that class.

Class R6 Shares of a Fund may be exchanged for:

•  Class R6 Shares of another J.P. Morgan Fund,

•  Another
 share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•

All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and Class.

•

  The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•

  All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

Tax Consequences on Exchanges

Generally, an
exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.
You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial
Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

MARCH 1, 2016

17

Investing with J.P. Morgan Funds (continued)

If you sell shares directly with the Fund, see the information below.

Your
redemption proceeds may be mailed to you at your address of
record1 or wired to a pre-existing bank account on file.

HOW TO REDEEM

By Phone or Online

Call us at 1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

By Mail

  Regular Mailing Address:
 J.P. Morgan Funds Services   P.O. Box 8528
 Boston, MA 02266-8528       Overnight mailing address:   J.P. Morgan Funds Services
30 Dan Road Canton, MA 02021-2809

[1]
You cannot request redemption by check to be sent to an address updated within 30 days.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00
p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds), minus the amount of any applicable fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All
redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct certain
transactions for Class R6 Shares using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

18

J.P. MORGAN U.S. EQUITY FUNDS

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•

You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•

  You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.
Trading on the NYSE is restricted;

2.
The NYSE is closed (other than weekend and holiday closings);

3.
Federal securities laws permit;

4.
The SEC has permitted a suspension; or

5.
An emergency exists, as determined by the SEC.

You
generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

If your account value falls below the
required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account. Before this action is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

Closings, Reorganizations and Liquidations

To
the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements.
Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for
Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are

MARCH 1, 2016

19

Investing with J.P. Morgan Funds (continued)

known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of
Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the
Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the
Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.
Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.
Purchases, redemptions and exchanges made on a systematic basis;

3.
Automatic reinvestments of dividends and distributions;

4.
Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.
Redemptions of shares to pay fund or account fees;

6.
Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.
Transactions in Section 529 college savings plans;

8.
Transactions in Fund of Fund Products;

9.
Transactions within a Retirement account such as:

•

Shares redeemed to return an excess contribution

•

Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•

Retirement plan contributions, loans, distributions, and hardship withdrawals,

•

IRA re-characterizations and conversions.

•

IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund,
JPMorgan Managed Income Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share. This is also known as the offering price. Shares are also redeemed at NAV. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

MARCH 1, 2016

20

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a
North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are
generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange
traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/ dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central
American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the
NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

MARCH 1, 2016

21

Investing with J.P. Morgan Funds (continued)

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and
intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, at least annually. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have
the following options for your distributions. You may:

•

Reinvest all distributions in additional Fund shares;

•

Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•

Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•

Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions by a Fund to retirement plans
and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy
shares just before distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

22

J.P. MORGAN U.S. EQUITY FUNDS

The Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, the Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

The Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, derivative instruments and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. The Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The extent to which a Fund can invest in master limited partnerships is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Please see the Statement of Additional Information for
additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which net
investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar
year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional
Information.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year.
In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services,
P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO). Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If
you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary
Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor.
Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

MARCH 1, 2016

23

Investing with J.P. Morgan Funds (continued)

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial
Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA
02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than
August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month.

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, each Fund will post these quarterly schedules on J.P. Morgan
Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post
portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.

The Fund may disclose the Fund’s 10 largest portfolio
holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

24

J.P. MORGAN U.S. EQUITY FUNDS

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account”
and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing

and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R2, Class R5 and Class R6 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required
Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70
1/2.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared.

Wire — refers to a method used for payment
or redemptions. While J.P. Morgan Funds does not charge to send a wire, your bank may charge a fee for this service.

MARCH 1, 2016

25

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS

POTENTIAL REWARDS

POLICIES TO BALANCE RISK AND REWARD

Market conditions

• The Fund’s share price and performance will fluctuate in response to stock market movements

• The
 market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates

• Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

• The
 Fund is non-diversified, which means that a relatively high percentage of the Fund’s Assets may be invested in a limited number of issuers; therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

  • Stocks
have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

• Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and the Fund may invest uninvested cash in affiliated money market funds

• In addition to the securities described in the section titled “What are the Fund’s main investment strategies?”, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts (such as American Depositary
Receipts and Global Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

• The Fund seeks to limit risk and enhance performance through active management and/or diversification

• During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high quality, short-term instruments

Short selling

• Short sales may not have the intended effects and may result in losses

• The
 Fund may not be able to close out a short position at a particular time or at an acceptable price

• The
 Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

• Segregated
 or earmarked assets and posting collateral with respect to short sales may limit the Fund’s investment flexibility

• Short
 sales involve leverage risk and credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

• The Fund could make money and protect against losses if management’s analysis proves correct

• Short selling may allow the Fund to generate positive returns in declining markets

• Short selling may allow the Fund to implement insights into securities it expects to underperform

• Short selling may allow the Fund to diversify its holdings across a larger number of securities

• The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

• The
 Fund makes short sales through brokers that the adviser has determined to be creditworthy

1
Convertible securities are bonds or preferred stock that can convert to common stock.

2
Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3
Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

26

J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS

POTENTIAL REWARDS

POLICIES TO BALANCE RISK AND REWARD

Management choices

  • The
Fund could underperform its benchmark due to its securities and asset allocation choices

  • The
Fund could outperform its benchmark due to these same choices

  • The
adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Derivatives[1]

• Derivatives such as futures, options, swaps, and forward foreign currency contracts[2] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

• The Fund may have difficulty exiting a derivatives position

• Derivatives used for risk management or to increase the Fund’s gain may not have the intended effects and may result in losses or missed opportunities

• The counterparty to a derivatives contract could default

• Derivatives that involve leverage could magnify losses

• Certain types of derivatives involve costs to the Fund which can reduce returns

• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

• Derivatives used for non-hedging purposes could cause losses that exceed the original investment

• Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets, and defer recognition of certain of the Fund’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

• The
 Fund could make money and protect against losses if management’s analysis proves correct

• Derivatives
 that involve leverage could generate substantial gains at low cost

• The Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

• While
 the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio

• The
 Fund only establishes hedges that it expects will be highly correlated with underlying positions

• The Fund may also use derivatives to increase its gain

• The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

1
The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

2
A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

MARCH 1, 2016

27

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS

POTENTIAL REWARDS

POLICIES TO BALANCE RISK AND REWARD

Foreign investments

• Currency exchange rate movements could reduce gains or create losses

• The
 Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information

• Currency
 and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

• Favorable exchange rate movements could generate gains or reduce losses

• Foreign
 investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

• Emerging
 markets can offer higher returns

  • The
Fund anticipates that total foreign investments will not exceed 10% of total assets

Real Estate Investment Trusts (REITs)[1]

• The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests

• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties

• REITs may be more volatile and/or more illiquid than other types of equity securities

• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including the Fund) would be reduced by any corporate taxes payable by the REIT

• The Fund can gain exposure to an additional asset class in order to further diversify its assets

• The
 Fund may receive current income from its REIT investments

• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

• The
Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

1
REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

28

J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS

POTENTIAL REWARDS

POLICIES TO BALANCE RISK AND REWARD

ETFs[1] and other investment companies

• If the Fund invests in shares of another investment company or pooled investment vehicle, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

• The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

• Investments in other investment companies or pooled investment vehicles help to manage smaller cash flows

• Investing
 in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

• Generally, the Fund’s investments in other investment companies, including ETFs structured as investment companies, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

• Exemptive orders granted to various ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit the
Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

• Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

Master Limited Partnerships (MLPs)

• Holders of MLP units have limited control and voting rights, similar to those of a limited partner

• An
 MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns

• MLPs
 may, for tax purposes, affect the character of the gain and loss realized by the Fund and affect the holding period of the Fund’s assets

• MLPs can offer attractive returns

• MLPs
 may offer more attractive yields or potential growth than comparable equity securities

• MLPs
 offer attractive potential performance and opportunities for diversification

• The Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company

• The Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Short-term trading

• Increased trading would raise the Fund’s transaction costs

• Increased
 short-term capital gain distributions would raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns

  • The Fund could realize gain in a short period of time
 • The
Fund could protect against losses if a stock is overvalued and its value later falls

  • The
Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

Illiquid holdings

  • The Fund could have difficulty valuing these holdings precisely
 • The
Fund could be unable to sell these holdings at the time or price desired

  • These
holdings may offer more attractive yields or potential growth than comparable widely traded securities

• The Fund may not invest more than 15% of net assets in illiquid holdings

• To
 maintain adequate liquidity to meet redemptions, the Fund may hold high quality, short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

1
ETFs are pooled investment vehicles whose ownership interests are sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries.
Actively managed ETFs do not seek to track the performance of a particular market index.

MARCH 1, 2016

29

Financial Highlights

The financial highlights table is intended to help you understand the
Fund’s financial performance for the past fiscal year, or period, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual
Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

Per share operating performance

Investment operations

Distributions

Net asset value, beginning of period

Net investment income (loss)

  Net
realized and unrealized gains (losses) on investments

Total from investment operations

Net realized gain

Opportunistic Equity Long/Short Fund

Class R2

Year Ended October 31, 2015

$
15.74

$
(0.35
)(g)

$
1.99

$
1.64

$
(0.06
)

August 29, 2014 (h) through October 31, 2014

15.00

(0.06
)(g)

0.80

0.74

—

Class R5

Year Ended October 31, 2015

15.76

(0.23
)(g)

2.00

1.77

(0.06
)

August 29, 2014 (h) through October 31, 2014

15.00

(0.04
)(g)

0.80

0.76

—

Class R6

Year Ended October 31, 2015

15.76

(0.23
)(g)

2.01

1.78

(0.06
)

August 29, 2014 (h) through October 31, 2014

15.00

(0.04
)(g)

0.80

0.76

—

(a)
Annualized for periods less than one year, unless otherwise noted.

(b)
Not annualized for periods less than one year.

(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class R2 are 2.21% and 4.13% for the year ended October 31, 2015 and 2.25% and 11.92% for the period ended October 31, 2014; for Class R5 are 1.52% and 3.43% for the year ended October 31, 2015 and 1.55% and 11.22% for the period ended October 31, 2014; for
Class R6 are 1.47% and 3.39% for the year ended October 31, 2015 and 1.50% and 11.17% for the period ended October 31, 2014; respectively.

(e)
Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.

(f)
Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

(g)
Calculated based upon average shares outstanding.

(h)
Commencement of offering of class of shares.

(i)
Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2015 and period ended October 31, 2014.

30

J.P. MORGAN U.S. EQUITY FUNDS

Ratios/Supplemental data

Ratios to average net assets (a)

Net asset value, end of period

Total return (b)(c)

Net assets, end of period (000’s)

Net expenses (including dividend and interest expense
for securities sold short) (d)(e)

Net investment income (loss)

Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)

Portfolio turnover rate (excluding securities sold short) (b)(f)

Portfolio turnover rate (including securities sold short) (b)(f)

$
17.32

10.49
%

$
21

2.78
%(i)

(2.01
)%(i)

4.70
%(i)

347
%

734
%

15.74

4.93

52

2.90
(i)

(2.49
)(i)

12.57
(i)

94

178

17.47

11.31

21

2.09
(i)

(1.32
)(i)

4.00
(i)

347

734

15.76

5.07

53

2.20
(i)

(1.79
)(i)

11.88
(i)

94

178

17.48

11.37

21

2.04
(i)

(1.27
)(i)

3.96
(i)

347

734

15.76

5.07

53

2.15
(i)

(1.74
)(i)

11.82
(i)

94

178

MARCH 1, 2016

31

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The
SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA
02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or
e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference
Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

  ©JPMorgan Chase & Co., 2016. All rights reserved.
July 2016. PR-OELSR2R5R6-316-2

Prospectus

J.P. Morgan Funds

Class A, Class C & Select Class Shares

March 1, 2016, as supplemented July 1, 2016

JPMorgan Global Allocation Fund

Class/Ticker:
A/GAOAX; C/GAOCX; Select/GAOSX

JPMorgan Income Builder Fund

Class/Ticker: A/JNBAX; C/JNBCX; Select/JNBSX

JPMorgan Systematic Alpha Fund

Class/Ticker:
A/JSALX; C/JSYAX; Select/SSALX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Global Allocation Fund

Class/Ticker:

A/GAOAX; C/GAOCX; Select/GAOSX

What is the goal of the Fund?

The Fund seeks to maximize long-term total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES
CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 43 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

Class A

Class C

Select Class

Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price

4.50%

NONE

NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares

NONE

1.00%

NONE

(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired
Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

Class A

Class C

Select Class

Management Fees

0.60
%

0.60
%

0.60
%

Distribution (Rule 12b-1) Fees

0.25

0.75

NONE

Other Expenses

0.58

0.57

0.59

Shareholder Service Fees

0.25

0.25

0.25

Remainder of Other Expenses

0.33

0.32

0.34

Acquired Fund Fees and Expenses

0.03

0.03

0.03

Total Annual Fund Operating Expenses

1.46

1.95

1.22

Fee Waivers and Expense Reimbursements[1]

(0.43
)

(0.42
)

(0.44
)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]

1.03

1.53

0.78

[1]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating
Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.03%, 1.53% and 0.78% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates
(affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This
Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/17, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

MARCH 1, 2016

1

JPMorgan Global Allocation Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS A SHARES ($)

550

851

1,173

2,082

CLASS C SHARES ($)

256

572

1,013

2,241

SELECT CLASS SHARES ($)

80

344

628

1,438

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS A SHARES ($)

550

851

1,173

2,082

CLASS C SHARES ($)

156

572

1,013

2,241

SELECT CLASS SHARES ($)

80

344

628

1,438

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund has significant flexibility to invest in a broad range of equity, fixed income and alternative asset classes in the U.S. and other markets throughout the world, both developed and emerging. J.P. Morgan Investment Management Inc. (JPMIM or adviser) uses a flexible asset allocation approach in constructing the Fund’s portfolio. Under normal circumstances, the Fund intends to invest, consistent with its investment strategy, at least 40% of its total assets in countries other than the United States across the full range of asset classes. Ranges for the broad asset classes are:

Global Equity

10-90
%

Global Fixed Income

10-90
%

Alternatives

0-60
%

Cash and Cash Equivalents

0-80
%

The Fund’s equity investments may include common stock, preferred stock, exchange traded funds (ETFs), convertible securities, depositary receipts, warrants to buy common stocks, master limited partnerships (MLPs), and J.P. Morgan Funds.

The Fund’s fixed
income investments may include bank obligations, convertible securities, U.S. government securities (including agencies and instrumentalities), mortgage-backed and mortgage-related securities (which may include securities that are issued by non-governmental entities), domestic and foreign corporate bonds, high yield securities (junk bonds), loan assignments and participations (Loans), debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, floating rate securities, inflation-indexed bonds, inflation-linked securities such as Treasury Inflation Protected Securities (TIPS), J.P. Morgan
Funds, and ETFs.

The Fund’s alternative investments may include individual securities, J.P. Morgan Funds, ETFs, exchange traded notes (ETNs)
and exchange traded commodities (ETCs). The investments in this asset class may give the Fund exposure to: market neutral strategies, long/short strategies, merger arbitrage strategies, real estate (including real estate investment trusts (REITs)), currencies and commodities.

The Fund may invest in ETFs in order to gain exposure to particular asset classes. A passively managed ETF is a registered investment company that seeks to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. For example, in implementing equity market neutral strategies and macro based strategies, the Fund may use a total return swap to establish both long and short positions in order to gain the desired exposure rather than physically purchasing and selling short each instrument. The Fund may use futures contracts, options, forwards, and swaps to more effectively gain targeted equity and fixed income exposure from its cash positions, to hedge investments, for risk management and to attempt to increase the Fund’s gain. The Fund may use futures contracts, forward contracts, options (including options on interest rate futures contracts and interest rate swaps), swaps, and credit default swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may utilize exchange traded futures contracts for cash management and to gain exposure to equities pending investment in individual securities. To the extent that the Fund does not utilize underlying funds to gain exposure to commodities, it may utilize commodity linked derivatives or commodity swaps to gain exposure to commodities.

The Fund may invest in securities denominated in any currency. The Fund may utilize forward currency transactions to hedge exposure to non-dollar investments back to the U.S. dollar.

As part of the underlying strategies, the Fund may
enter into short sales. In short selling transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of

2

J.P. MORGAN FUNDS

the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.

The Fund will likely engage in active and frequent trading.

Investment Process: As attractive investments across asset classes and strategies arise, the adviser attempts to capture these opportunities and has wide latitude to allocate the Fund’s assets among strategies and asset classes. The adviser establishes the strategic and tactical allocation for the Fund and makes decisions concerning strategies, sectors, and overall portfolio construction. The adviser develops its investment insights through the combination of top-down macro views, together with the bottom-up views of the separate asset class specialists within J.P. Morgan Asset Management globally.

In buying and selling investments for the Fund, the adviser employs a continuous four-step process: (1) making asset allocation decisions based on JPMIM’s assessment of the intermediate term (6–18 months) market outlook; (2) constructing the portfolio after considering the Fund’s risk and return target, by determining the weightings of the asset classes, selecting the underlying securities, funds and other instruments; (3) analyzing the investment capabilities of the underlying portfolio managers and funds, and (4) monitoring portfolio exposures and weightings and rebalancing portfolio exposures and weightings in response to market price action and changes in JPMIM’s shorter term market outlook.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve
its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is
subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate and Credit Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

MARCH 1, 2016	3

JPMorgan Global Allocation Fund (continued)

Foreign Securities, Emerging Markets, and Currency Risk. The Fund may invest all of its assets in securities denominated in foreign currencies. Investments in foreign currencies, foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. While the Fund may engage in various strategies to hedge against currency risk, it is not required to do so.

Derivatives Risk. Derivatives, including futures contracts, options, forwards, swaps, and commodity linked derivatives, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Mortgage-Related and Other Mortgage-Backed Securities Risk. The Fund may invest in both residential or commercial mortgage-related and mortgage-backed securities that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of

4	J.P. MORGAN FUNDS

expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

MLP Risk. MLPs may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. MLPs are subject to “commodity risks” as well as the risks associated with the specific industry or industries in which the partnership invests. In addition, the managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.

Investment Company and Pooled Investment Vehicle Risk. The Fund may invest in shares of other investment companies, including closed-end funds, ETFs and other pooled investment vehicles, including those holding commodities, currencies or commodity futures. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the investment company or pooled investment vehicle. ETFs and other investment companies or pooled investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF, closed-end fund or pooled investment vehicle designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs, closed-end funds or pooled investment vehicles traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. There may be no active market for shares of certain closed-end funds or pooled investment vehicles (especially those not traded on exchanges) and such shares may be highly illiquid. Certain pooled investment vehicles do not have the protections applicable to other types of investments under federal securities or commodities laws and may be subject to counterparty or credit risk.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S.

government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Inflation-Linked Securities Risk. Unlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

ETN Risk. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, Currencies and foreign stock indexes. ETNs combine certain aspects of bond and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counterparty will fail to make payments when due or default. In addition, investors in ETNs generally have no right with respect to the instruments underlying the index or any right to receive delivery of the instruments underlying the index.

MARCH 1, 2016	5

JPMorgan Global Allocation Fund (continued)

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage, which may cause the Fund to be more volatile.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past four calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the MSCI World Index (net of foreign withholding taxes), the Global Allocation Composite Benchmark, comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Barclays U.S. Aggregate Index, the Lipper Flexible Portfolio Funds Index and the Barclays U.S. Aggregate Index. The Lipper indexes are based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper indexes include the fees and expenses of the mutual funds included in the indexes. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	9.02%
Worst Quarter	3rd quarter, 2015	–4.92%

6	J.P. MORGAN FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund (since 5/31/11)
SELECT CLASS SHARES
Return Before Taxes	(0.54)%	5.00%
Return After Taxes on Distributions	(0.89)	3.83
Return After Taxes on Distributions and Sale of Fund Shares	(0.16)	3.49
CLASS A SHARES
Return Before Taxes	(5.27)	3.69
CLASS C SHARES
Return Before Taxes	(2.22)	4.22
MSCI World Index	(0.87)	6.73
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)
Global Allocation Composite Benchmark	(0.07)	5.40
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes on MSCI World Index)
Barclays U.S. Aggregate Index	0.55	2.88
(Reflects No Deduction for Fees, Expenses, or Taxes)
Lipper Flexible Portfolio Funds Index	(2.53)	4.70
(Reflects No Deduction for Taxes)

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jeffrey Geller	2011	Managing Director
James Elliot	2011	Managing Director
Jonathan M. Cummings	2013	Executive Director
Grace Koo	2014	Executive Director
Eric J. Bernbaum	2014	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	7

JPMorgan Income Builder Fund

Class/Ticker: A/JNBAX; C/JNBCX; Select/JNBSX

What is the goal of the Fund?

The Fund seeks to maximize income while maintaining prospects for capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 43 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	4.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.45%	0.45%	0.45%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.41	0.43	0.42
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.16	0.18	0.17

Total Annual Fund Operating Expenses	1.11	1.63	0.87
Fee Waivers and Expense Reimbursements[1]	(0.36)	(0.38)	(0.27)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]	0.75	1.25	0.60
[1]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 1.25% and 0.60% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	523	753	1,001	1,710
CLASS C SHARES ($)	227	477	851	1,901
SELECT CLASS SHARES ($)	61	251	456	1,048

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	523	753	1,001	1,710
CLASS C SHARES ($)	127	477	851	1,901
SELECT CLASS SHARES ($)	61	251	456	1,048

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

8	J.P. MORGAN FUNDS

What are the Fund’s main investment strategies?

The Fund has significant flexibility to achieve its investment objective and invests in a broad range of income-producing securities, including debt and equity securities in the U.S. and other markets throughout the world, both developed and emerging. There is no limit on the number of countries in which the Fund may invest, and the Fund may focus its investments in a single country or a small group of countries. As attractive investments across asset classes and strategies arise, the adviser attempts to capture these opportunities and has wide latitude to allocate the Fund’s assets among strategies and asset classes. J.P Morgan Investment Management, Inc. (JPMIM or the adviser) buys and sells securities and investments for the Fund based on the adviser’s view of strategies, sectors, and overall portfolio construction taking into account income generation, risk/return analyses, and relative value considerations.

The Fund may invest up to 100% of its total assets in debt securities and other types of investments that are below investment grade. With respect to below investment grade debt securities (known as junk bonds), the Fund currently expects to invest no more than 70% of its total assets in such securities. The Fund may also invest up to 35% of its total assets in loan assignments and participations (Loans) and commitments to purchase loan assignments (Unfunded Commitments). The Fund may invest up to 60% of its total assets in equity securities, including common stocks and equity securities of real estate investment trusts (REITs). In addition to investments in equity securities, the Fund may also invest up to 25% in preferred stocks and convertible securities that have characteristics of both equity and debt securities. The Fund has broad discretion to use other types of equity, debt, and investments that have characteristics of both debt and equity securities as part of its principal investment strategies. These include mortgage-backed, mortgage-related and asset-backed securities, including collateralized mortgage obligations and principal-only (PO) and interest-only (IO) stripped mortgage-backed securities, dollar rolls, REITs, inflation-linked securities including Treasury Inflation Protected Securities (TIPS), when-issued securities and forward commitments, exchange traded funds (ETFs), affiliated investment companies and other investment companies including closed-end funds.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, foreign currency transactions, options and swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may also use such derivatives to manage equity, country, regional and currency exposure, to increase income or gain to the Fund, for hedging and for risk management. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of foreign currency derivatives including forward foreign currency contracts and currency futures, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

High Yield Securities and Loan Risk. The Fund may invest in securities including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to

MARCH 1, 2016	9

JPMorgan Income Builder Fund (continued)

additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Interest Rate and Credit Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Foreign Securities, Emerging Markets, and Currency Risk. The Fund may invest all of its assets in securities denominated in foreign currencies. Investments in foreign currencies, foreign issuers and foreign securities (including depository receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. While the Fund may engage in various strategies to hedge against currency risk, it is not required to do so. The Fund may focus its investments in a single country or a small group of countries and be subject to greater volatility than a more geographically diversified fund.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels,

10	J.P. MORGAN FUNDS

credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivatives Risk. Derivatives, including futures contracts, foreign currency transactions, options, swaps, forward foreign currency contracts, and currency futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improperly valuation. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal.

MARCH 1, 2016	11

JPMorgan Income Builder Fund (continued)

This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

ETF and Investment Company Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of an ETF or other investment company. The price and movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how performance of the Fund’s Class A Shares has varied from year to year over the past eight calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the MSCI World Index (net of foreign withholding taxes), the Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark, composed of 60% of the MSCI World Index (net of foreign withholding taxes) and 40% Barclays U.S. Aggregate Index, and the Lipper Flexible Portfolio Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Subsequent to the inception of the Fund on 5/31/07 until 12/18/09, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	16.57%
Worst Quarter	4th quarter, 2008	–15.30%

12	J.P. MORGAN FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (since 5/31/07)
CLASS A SHARES
Return Before Taxes	(5.40)%	4.56%	4.31%
Return After Taxes on Distributions	(6.65)	2.94	2.60
Return After Taxes on Distributions and Sale of Fund Shares	(2.77)	3.00	2.73
CLASS C SHARES
Return Before Taxes	(2.45)	5.02	4.36
SELECT CLASS SHARES
Return Before Taxes	(0.70)	5.71	5.07
MSCI WORLD INDEX	(0.87)	7.59	2.45
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)
BARCLAYS U.S. AGGREGATE INDEX	0.55	3.25	4.61
(Reflects No Deduction for Fees, Expenses or Taxes)
INCOME BUILDER COMPOSITE BENCHMARK	(0.07)	6.06	3.69
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes on MSCI World Index)
LIPPER FLEXIBLE PORTFOLIO FUNDS INDEX	(2.53)	5.65	3.75
(Reflects No Deduction for Taxes)

After-tax returns are shown for only the Class A Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2007	Managing Director
Anne Lester	2009	Managing Director
Michael Schoenhaut	2007	Managing Director
Eric J. Bernbaum	2014	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial

Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	13

JPMorgan Systematic Alpha Fund

Class/Ticker: A/JSALX; C/JSYAX; Select/SSALX

What is the goal of the Fund?

The Fund seeks to provide total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 43 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	4.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.75%	0.75%	0.75%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.69	0.77	0.60
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[3]	0.44	0.52 [2]	0.35
Acquired Fund Fees and Expenses	0.09	0.09	0.09

Total Annual Fund Operating Expenses	1.78	2.36	1.44
Fee Waivers and Expense Reimbursements[4,5]	(0.53)	(0.61)	(0.44)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[4,5]	1.25	1.75	1.00

1	Includes the operating expenses of Systematic Alpha Fund CS Ltd. the Fund’s wholly-owned subsidiary.

2	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

3	Includes the advisory fee paid by the subsidiary to its adviser and other expenses of the subsidiary (excluding Acquired Fund Fees and Expenses).

4	The Fund’s adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid by the subsidiary to its adviser. This waiver will continue in effect so long as the Fund invests in the subsidiary and may not be terminated without approval by the Fund’s Board.

5	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses, inclusive of the subsidiary, (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.25%, 1.75% and 1.00% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund

14	J.P. MORGAN FUNDS

operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	572	936	1,324	2,409
CLASS C SHARES ($)	278	678	1,205	2,650
SELECT CLASS SHARES ($)	102	412	745	1,686

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	572	936	1,324	2,409
CLASS C SHARES ($)	178	678	1,205	2,650
SELECT CLASS SHARES ($)	102	412	745	1,686

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 164% of the average value of its portfolio.

What are the Fund’s main investment strategies?

J.P. Morgan Investment Management Inc., the Fund’s investment adviser (the adviser), believes that it has identified a set of return sources present in markets, such as equities, fixed income, convertible bonds, currencies and commodities, that result from, among other things, assuming a particular risk or taking advantage of a behavioral bias (each a “return factor”). For example, an investor may expect a higher return over time when investing in small cap stocks compared to large cap stocks due to the additional risks often posed by small cap stocks. The adviser may allocate assets to this “small cap return factor” by employing a strategy that purchases small cap stocks and shorts large cap stocks in an attempt to capture the risk premium typically associated with investing in small cap companies relative to large cap companies. Additionally, the adviser may gain exposure to a “momentum return factor” by employing a strategy that buys stocks with strong positive price momentum and shorts stocks with strong negative price momentum. This strategy would seek to exploit a behavioral bias present in the market, in which investors tend to purchase stocks that have recently performed well, thereby helping to contribute to continued positive price movement, and sell stocks that have recently performed poorly, thereby helping to contribute to continued negative price movement. Under normal market conditions, the Fund seeks to achieve its investment objective by employing alternative investment strategies to access certain of these return factors. The return factors the adviser will seek to access have historically presented a low correlation to each other and to traditional asset classes and have unique risk and return profiles, and by employing this return factor based approach, the Fund seeks to provide total returns over time while maintaining a relatively low correlation with traditional asset classes.

The adviser will use a proprietary investment model to allocate assets to a subset of return factors. The return factors identified by the adviser include equity based return factors, fixed income based return factors, convertible bond based return factors, currency based return factors and commodity based return factors. The alternative investment strategies the Fund may employ to gain exposure to return factors include equity market neutral, event driven, convertible arbitrage and macro based strategies. “Systematic” in the Fund’s name refers to the adviser’s model-driven investment process and “Alpha” in the Fund’s name refers to the adviser’s attempt to identify individual return factors that are expected to contribute to the Fund’s total return.

The instruments in which the Fund may invest, either directly or through the use of derivatives, include equity securities, debt securities, convertible securities, commodities and currencies. The amount that may be invested in any one instrument will vary and generally depends on the investment strategies employed by the adviser at that point in time. However, there are no stated percentage limitations on the amount that can be invested in any one type of instrument and the adviser may, at times, focus on a small number of instruments. Moreover, the Fund is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country, including emerging markets, and may invest in below investment grade instruments (junk bonds). The Fund may have both long and short exposure to these instruments.

The adviser will make use of derivatives, including swaps, futures and forwards, in implementing its strategies. Under normal market conditions, the adviser currently expects that a significant portion of the Fund’s exposure will be attained through the use of derivatives, in addition to its exposure through direct investments. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, will primarily be used as an efficient means of implementing a particular strategy in order to gain exposure to a desired return factor. For example, in implementing equity market neutral strategies and macro based strategies, the Fund may use a total return swap to establish both long and short

MARCH 1, 2016	15

JPMorgan Systematic Alpha Fund (continued)

positions in order to gain the desired exposure rather than physically purchasing and selling short each instrument. Derivatives may also be used to increase gain, to effectively gain targeted equity exposure from its cash positions, to hedge various investments and/or for risk management. As a result of the Fund’s use of derivatives and to serve as collateral, the Fund may hold significant amounts of U.S. Treasury obligations, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury, and other short-term investments, including commercial paper, time deposits and money market funds.

The Fund will purchase a particular instrument when the adviser believes that such instrument will allow the Fund to gain the desired exposure to a return factor. Conversely, the Fund will consider selling a particular instrument when it no longer provides the desired exposure to a return factor. In addition, investment decisions will take into account a return factor’s contribution to the Fund’s overall volatility. In allocating assets, the adviser seeks to approximately equal risk weight to the individual return factors over the long term, although the exposure to individual return factors will vary based on, among other things, the opportunity the adviser sees in each individual return factor.

The Fund will gain exposure to commodity markets by investing up to 15% of its total assets in the Systematic Alpha Fund CS Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The Subsidiary is also advised by the adviser. The Subsidiary (unlike the Fund) may invest without limitation in commodity related investments, including commodity-linked swap agreements and other commodity related investments, including derivative instruments linked to the value of a particular commodity, commodity index or commodity futures contract, or a subset of commodities or commodity futures contracts. The Subsidiary may hold instruments described elsewhere in this prospectus that are not commodity related and is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.

There can be no assurance that employing a return factor based approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The Fund’s returns over time or during any period may be negative and the Fund may underperform the overall security markets over time or during any particular period.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Alternative Strategies Risk. The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Alternative strategies involve complex securities transactions that involve risks in addition to those risks with direct investments in securities described herein, including leverage risk and the risks described under “Derivatives Risk” and “Short Selling Risk”.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, the value of your investment in the Fund decreases in value.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Smaller Company Risk. Investments in securities of smaller companies may be riskier, more volatile and vulnerable to

16	J.P. MORGAN FUNDS

economic, market and industry changes than securities of larger more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Interest Rate and Credit Risk. The Fund’s investments in bonds, bank obligations, commercial paper and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities Risk. The Fund may invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies which may be highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. The market price of these securities can change suddenly and unexpectedly.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. There is no legal process for collecting sovereign debts that a

MARCH 1, 2016	17

JPMorgan Systematic Alpha Fund (continued)

government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Commodity Risk. Exposure to commodities, commodity-related securities and commodity-linked derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful. In addition, to the extent that the Fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of entering into the short sale and the date on which the Fund purchases the security to replace the borrowed security or is required to pay under the swap agreement. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the security subject to the short could attain. The Fund’s use of short sales in combination with long positions may not be successful and may result in greater losses or lower positive returns than if a Fund held only long positions.

The Securities and Exchange Commission (SEC) and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the adviser to enter into short sale transactions on behalf of the Fund.

Derivatives Risk. Derivatives, including swaps, futures, and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Under normal market conditions, the adviser currently expects that a significant portion of the Fund’s exposure will be attained through the use of derivatives. Investing in derivatives will result in a form of leverage, which may be significant. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment.

In addition to the risks associated with derivatives in general, the Fund may also be subject to risks related to swap agreements, including total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market

18	J.P. MORGAN FUNDS

without owning or taking physical custody of such security or market and may be used to establish both long and short positions in order to gain the desired exposure. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund’s returns are reduced or its losses increased by the costs associated with the swap, which may be significant. In addition, there is the risk that the swap may be terminated by the Fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the swap were to terminate, the Fund may be unable to employ its investment strategy and may suffer losses. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

Subsidiary and Tax Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (1940 Act), and is not subject to all the investor protections of the 1940 Act.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

The Fund has not received a private letter ruling from the Internal Revenue Service (the IRS) with respect to income derived from its investment in the Subsidiary. The Fund relies on the reasoning of private letter rulings from the IRS to other taxpayers with respect to its investment in the Subsidiary. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M of the Internal Revenue Code of 1986, as amended, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the adviser will make use of quantitative models and information and data supplied by third parties to, among other things, help determine the portfolio’s asset allocation weightings and construct sets of transactions and investments. To the extent the models used by the adviser or the information and data supplied by third parties are incorrect or incomplete, the decisions made by the adviser in reliance thereon will expose the Fund to potential risks and could lead to the Fund incurring losses on its investments.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares has varied from year to year for the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

MARCH 1, 2016	19

JPMorgan Systematic Alpha Fund (continued)

Best Quarter	1st quarter, 2014	3.04%
Worst Quarter	2nd quarter, 2015	–1.26%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund (since 2/12/13)
SELECT CLASS SHARES
Return Before Taxes	1.33%	3.68%
Return After Taxes on Distributions	1.33	2.35
Return After Taxes on Distributions and Sale of Fund Shares	0.75	2.20
CLASS A SHARES
Return Before Taxes	(3.51)	1.77
CLASS C SHARES
Return Before Taxes	(0.50)	2.90
BofA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX	0.05	0.06
(Reflects No Deduction for Fees, Expenses, or Taxes)

After-tax returns are shown only for the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2013	Managing Director
Wei (Victor) Li	2014	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged account investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20	J.P. MORGAN FUNDS

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each Fund’s main investment strategies are summarized in the Fund’s Risk/Return Summary. Additional information about some of each Fund’s main investment strategies are included below. Where applicable, the following identifies other strategies that are not anticipated to be main strategies of a Fund, but that may become more important to a Fund’s management in the future.

Global Allocation Fund

The Fund has significant flexibility to invest in a broad range of equity, fixed income and alternative asset classes in the U.S. and other markets throughout the world, both developed and emerging. The adviser uses a flexible asset allocation approach in constructing the Fund’s portfolio. Under normal circumstances, the Fund intends to invest, consistent with its investment strategy, at least 40% of its total assets in countries other than the United States across the full range of asset classes. Ranges for the broad asset classes are:

Global Equity	10-90%
Global Fixed Income	10-90%
Alternatives	0-60%
Cash and Cash Equivalents	0-80%

The Fund’s equity investments may include common stock, preferred stock, ETFs, convertible securities, depositary receipts, warrants to buy common stocks, MLPs, and J.P. Morgan Funds.

The Fund’s fixed income investments may include bank obligations, convertible securities, U.S. government securities (including agencies and instrumentalities), mortgage-backed and mortgage-related securities (which may include securities that are issued by non-governmental entities), domestic and foreign corporate bonds, high yield securities (junk bonds), Loans, debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, floating rate securities, inflation-indexed bonds, inflation-linked securities such as TIPS, J.P. Morgan Funds, and ETFs.

The Fund’s alternative investments may include individual securities, J.P. Morgan Funds, ETFs, ETNs and ETCs. The investments in this asset class may give the Fund exposure to: market neutral strategies, long/short strategies, merger arbitrage strategies, real estate (including REITs), currencies and commodities.

The Fund may invest in ETFs in order to gain exposure to particular asset classes. A passively managed ETF is a registered investment company that seeks to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, forwards, and swaps to more effectively gain targeted equity and fixed income exposure from its cash positions, to hedge investments, for risk management and to attempt to increase the Fund’s gain. The Fund may use futures contracts, forward contracts, options (including options on interest rate futures contracts and interest rate swaps), swaps, and credit default swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may utilize exchange traded futures contracts for cash management and to gain exposure to equities pending investment in individual securities. To the extent that the Fund does not utilize underlying funds to gain exposure to commodities, it may utilize commodity linked derivatives or commodity swaps to gain exposure to commodities.

The Fund may invest in securities denominated in any currency. The Fund may utilize forward currency transactions to hedge exposure to non-dollar investments back to the U.S. dollar.

As part of the underlying strategies, the Fund may enter into short sales. In short selling transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.

The Fund will likely engage in active and frequent trading.

The main investment strategies for the Fund are summarized above. These may include:

•	equity investments

•	fixed-income investments

•	alternative investments

•	cash or cash equivalents

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s investments in high yield securities may include so called “distressed debt” (i.e. securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics). The Fund’s investments in fixed income securities may also include asset-backed securities.

The Fund may invest in ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based

MARCH 1, 2016	21

More About the Funds (continued)

market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

The Fund’s ability to invest from 10% to 90% of its assets in equity and fixed income investments may allow the Fund to participate in rising equity and fixed income markets, but may prevent the Fund from having all of its assets exposed to the risks of equities or fixed income during declining markets.

The Fund may utilize these investment strategies to a greater or lesser degree.

INVESTMENT PROCESS

As attractive investments across asset classes and strategies arise, the adviser attempts to capture these opportunities and has wide latitude to allocate the Fund’s assets among strategies and asset classes. The adviser establishes the strategic and tactical allocation for the Fund and makes decisions concerning strategies, sectors, and overall portfolio construction. The adviser develops its investment insights through the combination of top-down macro views, together with the bottom-up views of the separate asset class specialists within J.P. Morgan Asset Management globally.

In buying and selling investments for the Fund, the adviser employs a continuous four-step process: (1) making asset allocation decisions based on JPMIM’s assessment of the intermediate term (6–18 months) market outlook; (2) constructing the portfolio after considering the Fund’s risk and return target, by determining the weightings of the asset classes, selecting the underlying securities, funds and other instruments; (3) analyzing the investment capabilities of the underlying portfolio managers and funds, and (4) monitoring portfolio exposures and weightings and rebalancing portfolio exposures and weightings in response to market price action and changes in JPMIM’s shorter term market outlook.

Income Builder Fund

The Fund primarily invests in a broad range of income-producing securities, including debt and equity securities in the U.S. and other markets throughout the world, both developed and emerging. The Fund may invest in a wide variety of asset classes from issuers throughout the world (including emerging market countries) to achieve its core objective of maximizing income while also providing an opportunity for capital appreciation. There is no limit on the number of countries in which the Fund may invest, and the Fund may focus its investments in a single country or a small group of countries.

The Fund may invest up to 100% of its total assets in debt securities and other types of investments that are rated below investment grade meaning that such securities will carry a rating below Baa3 by Moody’s Investor Service, Inc. (Moody’s), BBB– by

Standard & Poor’s Corporation (S&P), or BBB– by Fitch Ratings (Fitch), or the equivalent by another national rating organization, or securities that are unrated. With respect to below investment grade debt securities, the Fund currently expects to invest no more than 70% of its total assets in such securities.

The Fund may invest up to 35% of its total assets in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. The Fund attempts to maximize its dividend yield by investing in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. The Fund may invest up to 60% of its total assets in equity securities, including common stocks and equity securities of REITs. In addition to investments in equity securities, the Fund may also invest up to 25% in preferred stocks and convertible securities that have characteristics of both equity and debt securities. The Fund has broad discretion to use other types of equity, debt, and investments that have characteristics of both debt and equity securities as part of its principal investment strategies. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what JPMIM believes to be their long-term investment value. The Fund may also invest in convertible bonds, warrants, participation notes (P-Notes), preferred stocks and rights.

The Fund may invest in common stocks and, to a lesser extent, debt securities of REITs and other real estate companies in both developed and emerging markets. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate. The Fund may also invest in other types of equity securities of real estate companies including rights, warrants, convertible securities and preferred stocks.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, foreign currency transactions, options and swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may also use such derivatives to manage equity, country, regional and currency exposure. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of foreign

22	J.P. MORGAN FUNDS

currency derivatives including forward foreign currency contracts and currency futures, but may not always do so. In addition to hedging non-dollar investments, the Fund may use derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies. Under certain market conditions, the Fund’s use of derivatives could be significant.

The Fund may invest in asset-backed securities. The Fund may also invest in mortgage-backed and mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund also may invest in inflation-linked securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as TIPS, as well as inflation-linked debt securities issued by other entities such as corporations, foreign governments and other foreign issuers. The Fund also may purchase when-issued securities and forward commitments, which are contracts to purchase securities at a fixed price for delivery at a future date.

The Fund may invest in shares of ETFs, affiliated investment companies and other investment companies, including closed-end companies. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts, or other pooled investment vehicles. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

INVESTMENT PROCESS

Drawing on the resources of multiple specialist teams within JPMIM, the portfolio managers establish the strategic and tactical allocation for the Fund and make the day-to-day decisions concerning strategies, sectors, and overall portfolio construction based on income generation, risk/return analyses, and relative value considerations. As attractive investments across asset classes and strategies arise, the portfolio managers attempt to capture these opportunities and have wide latitude to allocate the Fund’s assets among strategies and asset classes. The lead portfolio managers leverage the resources and insights of the research analysts and portfolio managers who serve on specialist asset class teams. Such specialist teams select individual securities within the portfolio construction mandates established by the portfolio managers.

Systematic Alpha Fund

The Fund’s adviser believes that it has identified a set of return sources present in markets, such as equities, fixed income, convertible bonds, currencies and commodities, that result from, among other things, assuming a particular risk or taking advantage of a behavioral bias (each a “return factor”). For example, an investor may expect a higher return over time when investing in small cap stocks compared to large cap stocks due to the additional risks often posed by small cap stocks. The adviser may allocate assets to this “small cap return factor” by employing a strategy that purchases small cap stocks and shorts large cap stocks in an attempt to capture the risk premium typically associated with investing in small cap companies relative to large cap companies. Additionally, the Advisor may gain exposure to a “momentum return factor” by employing a strategy that buys stocks with strong positive price momentum and shorts stocks with strong negative price momentum. This strategy would seek to exploit a behavioral bias present in the market, in which investors tend to purchase stocks that have recently performed well, thereby helping to contribute to continued positive price movement, and sell stocks that have recently performed poorly, thereby helping to contribute to continued negative price movement. Under normal market conditions, the Fund seeks to achieve its investment objective by employing alternative investment strategies to access certain of these return factors. The return factors the adviser will seek to access have historically presented a low correlation to each other and to traditional asset classes and have unique risk and return profiles, and by employing this return factor based approach, the Fund seeks to provide total returns over time while maintaining a relatively low correlation with traditional asset classes.

The adviser will use a proprietary investment model to allocate assets to a subset of return factors. The return factors identified by the adviser include equity based return factors, fixed income based return factors, convertible bond based return factors, currency based return factors and commodity based return factors. The alternative investment strategies the Fund may employ to gain exposure to return factors include equity market neutral, event driven, convertible arbitrage and macro based strategies. “Systematic” in the Fund’s name refers to the adviser’s model-driven investment process and “Alpha” in the Fund’s name refers to the adviser’s attempt to identify individual return factors that are expected to contribute to the Fund’s total return.

The instruments in which the Fund may invest, either directly or through the use of derivatives, include equity securities, debt securities, convertible securities, commodities and

MARCH 1, 2016	23

More About the Funds (continued)

currencies. The amount that may be invested in any one instrument will vary and generally depends on the investment strategies employed by the Adviser at that point in time. However, there are no stated percentage limitations on the amount that can be invested in any one type of instrument and the adviser may, at times, focus on a small number of instruments. Moreover, the Fund is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country, including emerging markets, and may invest in below investment grade instruments (junk bonds). The Fund may have both long and short exposure to these instruments.

The adviser will make use of derivatives, including swaps, futures and forwards, in implementing its strategies. Under normal market conditions, the adviser currently expects that a significant portion of the Fund’s exposure will be attained through the use of derivatives, in addition to its exposure through direct investments. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, will primarily be used as an efficient means of implementing a particular strategy in order to gain exposure to a desired return factor. For example, in implementing equity market neutral strategies and macro based strategies, the Fund may use a total return swap to establish both long and short positions in order to gain the desired exposure rather than physically purchasing and selling short each instrument. Derivatives may also be used to increase gain, to effectively gain targeted equity exposure from its cash positions, to hedge various investments and/or for risk management. As a result of the Fund’s use of derivatives and to serve as collateral, the Fund may hold significant amounts of U.S. Treasury obligations, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury, and other short-term investments, including commercial paper, time deposits and money market funds.

The Fund will purchase a particular instrument when the adviser believes that such instrument will allow the Fund to gain the desired exposure to a return factor. Conversely, the Fund will consider selling a particular instrument when it no longer provides the desired exposure to a return factor. In addition, investment decisions will take into account a return factor’s contribution to the Fund’s overall volatility. In allocating assets, the adviser seeks to approximately equal risk weight to the individual return factors over the long term, although the exposure to individual return factors will vary based on, among other things, the opportunity the adviser sees in each individual return factor.

The Fund will gain exposure to commodity markets by investing up to 15% of its total assets in the Systematic Alpha Fund CS Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The Subsidiary is also advised by the adviser. The Subsidiary (unlike the Fund)

may invest without limitation in commodity related investments, including commodity-linked swap agreements and other commodity related investments, including derivative instruments linked to the value of a particular commodity, commodity index or commodity futures contract, or a subset of commodities or commodity futures contracts. The Subsidiary may hold instruments described elsewhere in this prospectus that are not commodity related and is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.

There can be no assurance that employing a return factor based approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The Fund’s returns over time or during any period may be negative and the Fund may underperform the overall security markets over time or during any particular period.

In implementing its investment strategies, the Fund may invest in the following instruments as main investments:

•	common stock

•	derivatives, including swaps, futures, and forward contracts

•	convertible securities

•	foreign securities (including in emerging markets), which may be in the form of depositary receipts

•	securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which the Fund may invest

•	corporate debt

•	high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category

•	securities issued or guaranteed by the U.S. government and its agencies or instrumentalities

•	high quality commercial paper and other short-term debt securities

•	bank obligations, including time deposits

Although not main investments, the Fund may also utilize

•	sovereign debt (including in emerging markets)

•	inflation-linked debt securities, such as Treasury Inflation Protected Securities (TIPS), which are adjusted periodically to a specified rate of inflation

•	obligations of supranational agencies

•	other investment companies and pooled investment vehicles

•	affiliated money market funds

•	commodity pools, grantor trusts or other pooled investment vehicles designed to produce returns that relate to movements of commodities prices or indices

24	J.P. MORGAN FUNDS

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use swaps (including total return swaps, interest rate swaps and inflation swaps), options, futures, forward contracts and other derivative instruments to increase gain, to effectively gain targeted equity exposure from its cash positions, to hedge various investments and/or for risk management. For example, the Fund, among other reasons, may use a total return swap to establish both long and short positions in order to gain the desired exposure, may utilize foreign currency transactions including forward foreign currency contracts to hedge non-dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies, and/or may use exchange traded futures for cash management and to gain exposure to various investments.

More About Alternative Investment Strategies

Alternative strategies: A description of the alternative strategies the Systematic Alpha Fund may employ to gain exposure to return factors is set forth below. The Fund may add or remove alternative strategies from time to time.

•

Equity Market Neutral: Equity Market Neutral strategies involve simultaneous investing in equities (i.e., investing long) that the adviser expects to increase in value and selling equities (i.e., selling short) that the adviser expects to decrease in value. Equity Market Neutral seeks to profit by exploiting pricing inefficiencies between related equity securities and neutralizing exposure to market risk by maintaining long and short positions.

•

Event Driven: Event Driven strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing. For example, merger arbitrage strategies seek to capitalize on price discrepancies and returns generated by a corporate transaction. For example, the Fund may purchase the common stock of the company being acquired and short the common stock of the acquirer in expectation of profiting from the price differential between the purchase price of the securities and the value received for the securities as a result of or in expectation of the consummation of the merger.

•

Convertible Arbitrage: Convertible Arbitrage strategies seek to profit from the complexity of the pricing of convertible bonds (which contain elements of both a fixed income security and an equity option). The Fund may seek to do this by, for example, purchasing the convertible bond of a given issuer or the corresponding index future and then shorting that issuer’s common stock or the corresponding index future in an attempt to take advantage of a mispricing of either security.

•

Macro Based Strategies: Macro based strategies aim to exploit macro economic imbalances across the globe. The macro based strategies may be implemented through a broad range of asset classes including, but not limited to, fixed income, currency and commodities. For example, this strategy will invest in the long-end of the government bond markets with the highest inflation adjusted yields and sell short the long-end of the government bond markets with the lowest inflation adjusted yields. As an alternative example, the strategy will seek to exploit supply and demand imbalances that occur in a given commodity market by utilizing long and short exposures achieved through different derivative instruments.

The Funds may utilize these investment strategies and instruments to a greater or lesser degree.

The frequency with which a Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of a Fund. Each Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that a Fund will achieve its investment objective.

The main risks associated with investing in a Fund are summarized in its “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of a Fund are described below.

Please note that a Fund also may use strategies that are not described herein but which are described in the “Risk and Reward Elements for the Funds” later in the prospectus and in the Statement of Additional Information.

Main Risk for All the Funds

Interest Rate Risk. The Funds invest in debt securities that increase or decrease in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Each Fund invests in variable and floating rate

MARCH 1, 2016	25

More About the Funds (continued)

securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities, repurchase agreements or other investments held by a Fund. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. A Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to changes in economic conditions than issuers or counterparties of higher grade securities. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in the Fund decreases in value.

If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses the amount it paid, if any, for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Industry and Sector Focus Risk. At times a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Foreign Securities and Emerging Markets Risk. The Funds may invest in foreign securities including securities in emerging markets (also the Global Allocation Fund can invest in depositary receipts and the Systematic Alpha Fund may invest in securities of foreign issuers denominated in non-U.S. currencies.) An investment in a Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default

26	J.P. MORGAN FUNDS

completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s return on those securities would be decreased.

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. A Fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of foreign currency futures contracts. To the extent a Fund enters into such transactions in markets other than in the United States, the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to the Fund’s investments in foreign securities. In addition, a Fund may engage in such transactions as a substitute for securities in which the Fund invests, to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or for risk management purposes or to increase income or gain to the Fund. While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that a Fund’s hedging activities will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.

Government Securities Risk. A Fund may invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the

U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not. The convertible securities that the Funds invest in may be rated below investment grade, which could increase their risks.

Derivatives Risk. A Fund may use derivatives, including swaps, futures, and forward contracts, in connection with its investment strategies. Derivatives may be riskier than other types of

MARCH 1, 2016	27

More About the Funds (continued)

investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, a Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, a Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain of a Fund’s transactions in futures, swaps, foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Investing in derivatives and engaging in short sales will result in a form of leverage, which may be significant. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. A Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as a Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

In addition to the risks associated with derivatives in general, a Fund may also be subject to risks related to swap agreements, including total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market and may be used to establish both long and short positions in order to gain the desired exposure. Because swap agreements are not exchange-traded, but are private contracts into which a Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund’s returns are reduced or its losses increased by the costs associated with the swap, which may be significant. In addition, there is the risk that the swap may be terminated by a Fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the swap were to terminate, the Fund may be unable to employ its investment strategy and may suffer losses. A Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Transactions Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as a Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Main Risks for Global Allocation Fund and Income Builder Fund

Loan Risk. A Fund may invest in Loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” “High Yield Securities Risk” and “Foreign Securities and Emerging Markets Risk.” Although certain Loans are secured by collateral, a Fund could experience delays or limitations in realizing on such collateral

28	J.P. MORGAN FUNDS

or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although a Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to a Fund. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Because some Loans that a Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about a Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, a Fund may be more dependent upon the analytical ability of its adviser. In addition, certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws.

When a Fund acquires a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, in addition to the credit risk of the borrower, a Fund assumes the credit risk of the seller of the loan participation and any other party’s interposition between the Fund and the borrower. Under a loan participation, a Fund may have no direct rights to enforce the terms of the loan against the borrower. A Fund may not benefit directly from the collateral supporting the loan in which it has purchased the loan participation or assignment.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access. Loans are subject to prepayment risks. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by the Fund. When Loans are prepaid, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Mortgage-Related and Other Asset-Backed Securities Risk. A Fund may invest in both residential or commercial mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the residential and commercial property market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by the Fund. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, a Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, a Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. A Fund may invest in collateralized mortgage obligations (CMOs). CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which a Fund invests may be more volatile and may be subject to higher risk of nonpayment. A Fund may invest in interest-only (IO) and principal-only (PO) mortgage-related securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a

MARCH 1, 2016	29

More About the Funds (continued)

drop in trading volume, an inability to find a ready buyer or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of securities. Debt securities of REITs are subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Main Risks for Global Allocation Fund and Systematic Alpha Fund

High Yield Securities Risk. A Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of a Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, a Fund is intended for investors who are able and willing to assume a high degree of risk.

Investment Company and Pooled Investment Vehicle Risk. A Fund may invest in shares of other investment companies, including ETFs, and pooled investment vehicles, including ETCs, which are investment vehicles that track the performance of a commodity or an underlying commodity index. Many ETCs implement a futures trading strategy in lieu of actually owning physical commodities and may therefore produce different results than they would through ownership of the commodity. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the investment company or pooled investment vehicle. ETFs and other investment companies or pooled investment vehicles that invest in commodities are subject to the risks associated with direct investments in commodities. The price and movement of an ETF or ETC may not track the underlying index and may result in a loss. In addition, ETFs and ETCs may trade at a price below their net asset value (also known as a discount). Further, certain pooled investment vehicles traded on exchanges may be thinly traded and experience large spreads between the “bid” price quoted by a seller and the “ask” price offered by a buyer. Certain pooled investment vehicles do not have the protections applicable to other types of investments under federal securities or commodities laws and may be subject to counterparty or credit risk. There may be no active market for shares of certain ETFs or pooled investment vehicles and such shares may be highly illiquid.

Currently, Investment Company and Pooled Investment Vehicle Risk is not a principal risk of the Systematic Alpha Fund.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover,

30	J.P. MORGAN FUNDS

higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Short Selling Risk. A Fund’s strategy may involve more risk than other funds that do not engage in short selling. A Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, a Fund must first borrow the security from a lender, such as a broker or other institution. A Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that a Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After short selling a security, a Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. A Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, a Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. A Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that a Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the adviser to sell securities short on behalf of a Fund.

Commodity Risk. A Fund’s investment (directly or through the Subsidiary) in commodity related instruments, including commodity-linked derivative instruments, may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of a Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful.

Main Risks for Global Allocation Fund

ETN Risk. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, Currencies and foreign stock indexes. ETNs combine certain aspects of bond and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counterparty will fail to make payments when due or default. In addition, investors in ETNs generally have no right with respect to

MARCH 1, 2016	31

More About the Funds (continued)

the instruments underlying the index or any right to receive delivery of the instruments underlying the index.

Pooled Investment Vehicle Risk. The Fund does not have the rights normally associated with ownership of other types of shares when it invests in pooled investment vehicles holding commodities or commodity futures, including commodity pools, ETCs and those structured as limited partnerships or grantor trusts holding commodities. For example, the owners of these commodity-related grantor trusts, ETCs or limited partnerships do not have the right to elect directors, receive dividends or take other actions normally associated with the ownership of shares of a corporation. Holders of a certain percentage of shares in an ETC or a grantor trust may have the right to terminate the trust or exercise other rights which would not be available to the Fund as a small investor. Pooled investment vehicles are not registered investment companies, and many are not commodity pools, and therefore, do not have the protections available to those types of investments under federal securities or commodities laws. For example, unlike with registered investment companies, these vehicles are not subject to federal securities laws that limit transactions with affiliates, require redemption of shares, or limit sales charges. Although shares of these vehicles may be traded on an exchange, there may be no active market for such shares and such shares may be highly illiquid. These vehicles are subject to the risks associated with direct investments in commodities including the risks described under “Pooled Investment Vehicle Risk” and “Commodity Risk”. The market price of shares of these vehicles will be as unpredictable as the price of the underlying commodity. In addition, the value of the shares will be adversely affected if the assets owned by the trust are lost, damaged or of inferior quality. In order to pay trust fees and expenses, the commodities represented by shares of a grantor trust will decrease over the life of the trust due to sales of the underlying commodities necessary to pay such expenses. Without increases in the price of the underlying commodity sufficient to compensate for that decrease, the price of the investment will decline and the Fund will lose money on its investment in the grantor trust. Commodity-related grantor trusts are passive investment vehicles. This means that the value of the investment in a grantor trust may be adversely affected by trust losses that, if the trust had been actively managed, it might have been possible to avoid. The Fund’s intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code may limit its ability to make investments in grantor trusts, pooled investment vehicles or limited partnerships that invest in commodities or commodity futures.

MLP Risk. MLPs may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. MLPs are subject to “commodity risks” as well as the risks associated with the specific industry or industries in which the partnership invests. In addition, the managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.

Main Risks for Income Builder Fund

High Yield Securities Risk. The Fund may invest up to 100% of its total assets in debt securities and other types of investments that are rated below investment grade. High yield, high risk securities and below investment grade securities are also known as junk bonds. Non-investment grade debt securities an be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses.

These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. The market price of these securities can change suddenly and unexpectedly. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs and closed-end investment companies may trade at a price below their net asset value (also known as a discount).

32	J.P. MORGAN FUNDS

Preferred Stock Risk. The Fund may invest in preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Main Risks for Systematic Alpha Fund

Foreign Issuer Risk. The Fund may invest in U.S. dollar denominated securities of foreign issuers or U.S. affiliates of for issuers. Although, these securities are not subject to all of the risks summarized in “Foreign Securities and Emerging Markets Risk”, they may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such foreign countries.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Sovereign Debt Risk. The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. As described in “Tax Risk” below, the Fund has not received a private letter ruling from the Internal Revenue Service (the IRS) with respect to income derived from its investment in the Subsidiary. The Fund relies on the reasoning of private letter rulings from the IRS to other taxpayers with respect to its investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information (SAI) and could adversely affect the Fund.

MARCH 1, 2016	33

More About the Funds (continued)

Tax Risk. The Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, which may include commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. The Fund intends to gain exposure indirectly to commodity markets by investing in its Subsidiary, which invests primarily in commodity-linked derivative instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of Internal Revenue Code, as amended (the Code), the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives. The IRS has issued a revenue ruling which holds that income derived from certain commodity-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings to other taxpayers in which the IRS concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income. While the Fund might apply for its own private letter ruling from the IRS confirming that income from the Fund’s investment in certain commodity-linked notes and income from the Fund’s investment in the Subsidiary will constitute qualifying income, there can be no assurance that the IRS will issue the ruling to the Fund or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The IRS currently has suspended issuing these types of private letter rulings pending further internal review. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M of the Code, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. The Fund’s investment in the Subsidiary and its use of commodity-linked notes involve specific risks. See “Subsidiary Risk” for further information regarding the Subsidiary, including the risks associated with investing in the Subsidiary. See “Commodity Risk” and “Derivatives Risk” for further information regarding commodity-linked notes, including the risks associated with these instruments.

Alternative Strategies Risk. The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Alternative strategies involve complex securities transactions that involve risks in addition to those risks with direct investments in securities described herein, including leverage risk and the risks described under “Derivatives Risk” and “Short Selling Risk”.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Smaller Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the adviser will make use of quantitative models and information and data supplied by third parties to, among other things, help determine the portfolio’s asset allocation weightings and construct sets of transactions and investments. To the extent the models used by the adviser or the information and data supplied by third parties are incorrect or incomplete, the decisions made by the adviser in reliance thereon will expose the Fund to potential risks and could lead to the Fund incurring losses on its investments.

Additional Risks for Global Allocation Fund

Smaller Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

34	J.P. MORGAN FUNDS

Prepayment and Call Risk. The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Depositary Receipts Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Additional Risks for Systematic Alpha Fund

CFTC Regulation Risk. The Fund is subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity pool” and the adviser is subject to regulation as a “commodity pool operator” with respect to the Fund. As a result, the Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.

Inflation-Protected Securities Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-protected securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., Consumer Price Index for All Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Additional Risk for All the Funds

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that a Fund purchases, please read the “Risk/Return Summary” and the “Risk and Reward Elements for the Funds” later in the prospectus and in the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

MARCH 1, 2016	35

More About the Funds (continued)

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, a Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent a Fund from meeting its investment objective. These investments may result in a lower yield than lower-quality or longer-term investments, and, in the case of Funds that are using such investments for temporary defensive purposes, prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While a Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may be inconsistent with a Fund’s main investment strategies. Therefore, a Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Funds reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

EXPENSE LIMITATIONS

The shares of the J.P. Morgan Funds in which the Global Allocation Fund may invest a portion of its assets impose a separate investment advisory fee and a shareholder service fee. To avoid charging an investment advisory fee and a shareholder service fee at an effective rate above 0.60% for investment advisory and 0.25% for shareholder servicing on affiliated investments, the adviser and shareholder servicing agent will waive investment advisory and shareholder service fees with respect to each Fund in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated shareholder service fees charged by the underlying J.P. Morgan Funds.

EXPENSES OF UNDERLYING FUNDS

The Acquired Fund Fees and Expenses reflected in the Global Allocation Fund’s “Annual Fund Operating Expenses” table are based on the estimated target allocation of that Fund’s assets among the underlying funds including ETFs as of the date of this prospectus. The Fund invests in Class R6 Shares or the equivalent of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R6 Shares, the Fund will invest in Class R5 Shares. To the extent that an underlying fund does not offer Class R5 Shares, the Fund may invest in Institutional Class Shares or to the extent that an underlying fund does not have Institutional Class Shares, the Fund may invest in Select Class Shares of an underlying fund. Institutional Class and Select Class Shares have higher expenses than Class R5 and Class R6 Shares, and Class R5 Shares have higher expenses than Class R6 Shares. To the extent that the Fund invests in shares of the underlying funds that do not offer Class R6 Shares, the Fund’s total expenses will be higher. Acquired Fund Fees and Expenses will vary with changes in expenses of the underlying funds, as well as allocations of the Fund’s assets, and may be higher or lower than those shown. Acquired Fund Fees and Expenses include dividend expenses related to short sales by the underlying funds.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

As of July 31, 2014, the Systematic Alpha Fund changed its name and certain investment practices. Prior to July 31, 2014 the Fund operated as the JPMorgan Diversified Risk Fund. In light of these changes, the Fund’s performance record prior to July 31, 2014 might be less pertinent for investors considering whether to purchase shares of the Fund.

36	J.P. MORGAN FUNDS

The Funds’ Management and Administration

Each Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Funds.

Each Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Funds and makes the day-to-day investment decisions for the Funds.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

During the most recent fiscal year ended 10/31/15, JPMIM was paid management fees (net of waivers), as show below, as a percentage of average daily net assets:

Global Allocation Fund	0.31%
Income Builder Fund	0.26%
Systematic Alpha Fund	0.49%

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Funds is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

Global Allocation Fund

The Fund is managed by JPMIM’s Global Investment Management Solutions — Global Multi-Asset Group (GIM Solutions — GMAG). The members of the GMAG team responsible for management and oversight of the Fund are Jeffery A. Geller,

Managing Director and CFA charterholder, James Elliott, Managing Director and CFA charterholder, Jonathan M. Cummings, Executive Director and CFA charterholder, Grace Koo, Executive Director, and Eric J. Bernbaum, Vice President and CFA charterholder. As CIO for the Americas of GIM Solutions — GMAG, Mr. Geller has investment oversight responsibility for all accounts managed by the group. In addition, he has direct portfolio management responsibilities for GIM Solutions — GMAG’s less constrained mandates as well as those with large alternatives allocations. Mr. Geller joined JPMIM in 2006 and has been a portfolio manager of the Fund since its inception. Mr. Elliott is a portfolio manager in GIM Solutions — GMAG with responsibility for the management of total return portfolios. Mr. Elliot joined JPMIM in 1995 and became a co-head of the European Equity Team and head of retail equity funds in 2002. Mr. Elliot was the chief investment officer for Japan Portfolio Group in Tokyo. Mr. Elliott has been a portfolio manager of the Fund since its inception. Mr. Cummings is a portfolio manager in GIM Solutions — GMAG with responsibility for absolute return and less benchmark constrained accounts. Mr. Cummings joined JPMIM in 2005. Ms. Koo is a portfolio manager in GIM Solutions — GMAG with responsibility for quantitative multi-asset portfolio strategies, dynamic asset allocation and long term capital market assumptions. Ms. Koo joined the firm in 2007. Mr. Bernbaum is a portfolio manager in GIM Solutions — GMAG with responsibility for portfolio construction and manager research. An employee of JPMIM since 2008 and portfolio manager of the Fund since 2014, Mr. Bernbaum focuses on manager research, portfolio construction and the implementation of tactical asset allocation across GIM Solutions — GMAG.

Income Builder Fund

The Fund is managed by JPMIM’s Global Investments Management Solutions — Global Multi-Asset Group (GIM Solutions — GMAG). The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the strategy and tactical allocations for the Fund. The portfolio managers are assisted by multiple specialist teams who support the strategies of the Fund within the parameters established by the lead portfolio managers. Jeffrey A. Geller, Managing Director and CFA charterholder, Anne Lester, Managing Director, Michael Schoenhaut, Managing Director and CFA charterholder, and Eric J. Bernbaum, Vice President and CFA charterholder, serve as portfolio managers for the Fund. As CIO for the Americas of GIM Solutions — GMAG, Mr. Geller has investment oversight responsibility for the Fund since its inception. Before joining JPMIM in 2006, he was director of Hedge Fund Investments at Russell Investment Group, where he served as chairman of Russell’s hedge fund investment committee. Ms. Lester has been an employee of JPMIM since 1992, a member of GIM Solutions — GMAG since 2000,

MARCH 1, 2016	37

The Funds’ Management and Administration (continued)

and a portfolio manager of the Fund since 2009. Mr. Schoenhaut has been an employee of JPMIM since 1997 and a portfolio manager of the Fund since its inception. Mr. Bernbaum is a portfolio manager in GIM Solutions — GMAG. An employee of JPMIM since 2008 and portfolio manager of the Fund since 2014, Mr. Bernbaum focuses on manager research, portfolio construction and the implementation of tactical asset allocation across GIM Solutions — GMAG.

Systematic Alpha Fund

The Fund is managed by JPMIM’s Global Investment Management Solutions — Global Multi-Asset Group (GIM Solutions — GMAG). The members of the GIM Solutions — GMAG team responsible for management and oversight of the Fund are Yazann Romahi and Victor Li. Mr. Romahi, Managing Director, leads the Quantitative Portfolio Strategies team and is a portfolio manager on the alternative beta suite of products within GIM Solutions — GMAG . Mr. Romahi has been an employee since 2003 and a portfolio manager on the Fund since its inception. Mr. Li, Vice President, is also a portfolio manager on the alternative beta suite of products within GIM Solutions — GMAG focusing on alternative beta, tactical asset allocation, model development and maintenance and strategic portfolio construction. Mr. Li has been an employee since 2010 and a portfolio manager of the Fund since 2014.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMIM (the Administrator) provides administrative services for and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class C and Select Class Shares of the each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

The Systematic Alpha Fund’s Wholly-Owned Subsidiary

The Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same in all material respects as the policies and procedures adopted by the Fund. As a result, in managing the Subsidiary’s portfolio, JPMIM is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the

38	J.P. MORGAN FUNDS

requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund’s SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

The Subsidiary has entered into separate contracts with JPMIM and its affiliates to provide investment advisory and other services to the Subsidiary. JPMIM has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to JPMIM by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency and audit services. Consolidated results of the Fund and its Subsidiary will be included in the Fund’s annual reports and semi-annual reports provided to shareholders. Copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please see the SAI for additional information about the organization and management of the Subsidiary.

MARCH 1, 2016	39

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

40	J.P. MORGAN FUNDS

	Class A	Class C	Select
Eligibility[1]	May be purchased by the general public	May be purchased by the general public

Limited to certain investors, including:

•  Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•  Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

•  Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.[3]

Minimum Investment[1,3,4]	$1,000 for each Fund or $50, if establishing a Systematic Investment Plan	$1,000 for each Fund or $50, if establishing a Systematic Investment Plan

$1,000,000 — An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 — Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds[3] or

$50 for employees, if establishing a Systematic Purchase Plan.

Minimum Subsequent Investments[1]	$50[5]	$50[5]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.
Systematic Purchase Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.

MARCH 1, 2016	41

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Select
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 4.50% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

On purchases of $1 million or more:

•  1.00% on redemptions made within 12 months after purchase.

•  0.50% on redemptions made between 12 and 18 months after purchase.

Waived under certain circumstances.

		• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.
Redemption Fee	None	None	None
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Select Class Shares have lower fees than Class A and Class C Shares.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.

[1]

Financial Intermediaries or other organizations making the Funds available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Funds.

[2]

May also be purchased directly from the Funds by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[3]

Investment minimums may be waived for certain types of Group Retirement Plans (as defined in the glossary), as well as for certain fee-based programs. The Funds reserve the right to waive any initial or subsequent investment minimum.

[4]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[5]	Minimum subsequent investment for Systematic Purchase Plans established before 3/1/15 was $25.

42	J.P. MORGAN FUNDS

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Funds. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the Funds, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of each Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finders fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $100,000	4.50	4.71	4.05	0.00
$100,000 to $249,999	3.50	3.63	3.05	0.00
$250,000 to $499,999	2.50	2.56	2.05	0.00
$500,000 to $999,999	2.00	2.04	1.60	0.00

	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $3,999,999	0.00	0.00	1.00
$4,000,000 to $9,999,999	0.00	0.00	0.75	0-12 months — 1.00% 12-18 months — 0.50%
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

MARCH 1, 2016	43

Investing with J.P. Morgan Funds (continued)

Finder’s Fee Schedule for Defined Contribution Plans

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	1.00	0.00
$4,000,000 to $9,999,999	0.00	0.00	0.75	0.00
$10,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months —1.00%

Select Class Shares

There is no sales charge, commission or CDSC associated with Select Class Shares.

Reducing Your Class A Sales Charges

Each Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase. The amount of the sales charge will be calculated based on the market value of your qualifying holdings as of the last calculated NAV prior to your investment.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death.

Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

44	J.P. MORGAN FUNDS

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Select Class and Institutional Class Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

MARCH 1, 2016	45

Investing with J.P. Morgan Funds (continued)

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group Retirement Plans which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGH’s, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of an financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

46	J.P. MORGAN FUNDS

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Funds will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.	If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at new asset value during a defined time period.

1.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

MARCH 1, 2016	47

Investing with J.P. Morgan Funds (continued)

Rule 12b–1 Fees

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Select Class	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Shareholder Servicing

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of a Fund).

Class	Shareholder Servicing Fee
Class A	0.25%
Class C	0.25%
Select Class	0.25%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

PURCHASING FUND SHARES

You may purchase shares directly from the Funds through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

48	J.P. MORGAN FUNDS

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“NYSE Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks.

MARCH 1, 2016	49

Investing with J.P. Morgan Funds (continued)

HOW TO PURCHASE
	Opening a New Account	Purchasing into an Existing Account

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

50	J.P. MORGAN FUNDS

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class A Shares of a Fund may be exchanged for:

•  Class A Shares of another J.P. Morgan Fund,

•  Morgan Shares of a J.P. Morgan money market fund (except of JPMorgan Prime Money Market Fund beginning 10/1/16), or

•  Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of any Fund may also be exchanged for:

•  Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund beginning 10/1/16). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

•  Select Class or Institutional Class Shares, if available, of the same fund (except any of the J.P. Morgan money market funds) provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Select Class Shares of a Fund may be exchanged for:

•  Select Class Shares of another J.P. Morgan Fund, or

•  Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

MARCH 1, 2016	51

Investing with J.P. Morgan Funds (continued)

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of a Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

52	J.P. MORGAN FUNDS

HOW TO REDEEM
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

•  Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•  Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 30 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

MARCH 1, 2016	53

Investing with J.P. Morgan Funds (continued)

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Select Class accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or

54	J.P. MORGAN FUNDS

exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

MARCH 1, 2016	55

Investing with J.P. Morgan Funds (continued)

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

56	J.P. MORGAN FUNDS

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Income Builder Fund generally pays at least monthly, distributions from net investment income, if any, which, among other adjustments, takes into account fluctuations in the recognition of earned income. The Fund’s distributions include estimates of income and expenses. Actual amounts of income and expenses may differ from estimates; consequently, differences will be included in the calculation of subsequent distributions. The tax treatment of income, gains and losses attributed to various tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may cause all, or a portion, of prior distributions to be reclassified as return of capital for tax purposes. A return of capital distribution is a return of invested capital by a fund to its shareholders. A return of capital will reduce a shareholder’s tax basis of their investment in the fund.

The Fund intends to make distributions sufficient to avoid imposition of an excise tax, although the Fund reserves the right to pay an excise tax in certain circumstances. The Fund may carry over a portion of income from one calendar year to the next, which may be subject to an excise tax in accordance with the Internal Revenue Code.

The Global Allocation Fund generally distributes net investment income, if any, on a quarterly basis. The Systematic Alpha Fund generally distributes net investment income, if any, on an annual basis. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder

MARCH 1, 2016	57

Investing with J.P. Morgan Funds (continued)

at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income. Dividends from the Fund may qualify for designation as qualified dividend income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

It is anticipated that for federal income tax purposes, income and capital gain earned by the Subsidiary and distributed to the Systematic Alpha Fund and its shareholders will be considered a distribution of net investment income generally taxable as ordinary income. Net losses earned by the Subsidiary may not be netted with income or capital gain earned within the Fund and may not be carried forward for use in future years.

If you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, derivative instruments and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

58	J.P. MORGAN FUNDS

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by a Fund, as discussed in the Statement of Additional Information.

Any investor for whom the Funds do not have a valid Taxpayer Identification Number may be subject to backup withholding.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investment through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Funds as an investment and the tax treatment of distributions.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

MARCH 1, 2016	59

Investing with J.P. Morgan Funds (continued)

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Funds will post the uncertified, complete schedule of its portfolio holdings as of the last day of that month.

Not later than 60 days after the end of each fiscal quarter, the Funds will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

The Fund will post these quarterly schedules on J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.

Each of the Funds may disclose the Fund’s ten largest portfolio holdings and the percentage that each of these ten largest portfolio holdings represents of the Funds’ portfolio as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

60	J.P. MORGAN FUNDS

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from a Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

MARCH 1, 2016	61

Investment Practices for Income Builder Fund

This table discusses the types of investments which can be held by the Fund. In each case the related types of risk are also listed.

INSTRUMENT	RISKS
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	Credit Interest Rate Market Political Prepayment
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Credit Interest Rate Market
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Credit Currency Interest Rate Liquidity Market Political
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception of borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Credit Interest Rate Market
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Currency Interest Rate Liquidity Market Political
Common Stock: Shares of ownership of a company.	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Credit Market

62	J.P. MORGAN FUNDS

INSTRUMENT	RISKS
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investment
ETFs: Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.	Investment Company Leverage Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and interest rate, and currency swaps, caps and floors. The Fund may engage in such transactions in both U.S. and non-U.S. markets.	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and American Depositary Securities.	Foreign Investment Liquidity Market Political Prepayment

MARCH 1, 2016	63

Investment Practices for Income Builder Fund (continued)

INSTRUMENT	RISKS
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by the Fund’s adviser to be of comparable quality.	Credit Currency High Yield Securities Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Include fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Credit Currency Interest Rate
Initial Public Offerings (IPOs): A transaction in which a previously private company makes its first sale of stock to the public.	Market
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including funds for which the adviser and/or its affiliate serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.	Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Master Limited Partnership: A limited partnership that is publicly traded on a securities exchange.	Market
Mortgages (Directly Held): Debt instruments secured by real property.	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation

64	J.P. MORGAN FUNDS

INSTRUMENT	RISKS
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs) and other asset-backed structures.	Credit Currency Extension Interest Rate Leverage Market Political Prepayment Tax
Mortgage Dollar Rolls[1]: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Credit Foreign Investment
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	Credit Liquidity Leverage Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Liquidity Market

1

All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets except as permitted by law.

MARCH 1, 2016	65

Investment Practices for Income Builder Fund (continued)

INSTRUMENT	RISKS
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.	Credit Leverage Market
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Market
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	Credit Leverage Market
Short Selling: The Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	Credit Liquidity Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Foreign Investment
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest Only (IOs) and Principal Only (POs) securities issued outside a Real Estate Mortgage Investment Conduit (REMIC) or CMO structure.	Credit Market Prepayment Political
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying index, commodity, currency or financial instrument.	Credit Foreign Investment Liquidity Management Market

1

All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets except as permitted by law.

66	J.P. MORGAN FUNDS

INSTRUMENT	RISKS
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Instruments which generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Credit Interest Rate Liquidity Market
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.	Credit Government Securities Interest Rate Market
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupons Under Book-Entry Safekeeping (CUBES).	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Credit Currency Interest Rate Liquidity Market Political Valuation Zero-Coupon Securities

MARCH 1, 2016	67

Investment Practices for Income Builder Fund (continued)

Risk related to certain investments held by the Fund:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser. Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as securities issued by Fannie Mae, Ginnie Mae or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

High yield securities risk The risk that the Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of a Fund’s investments and a Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a high yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to great risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

Zero-Coupon securities risk The risk that the market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year even though the holder receives no interest payments on the note during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate or return.

68	J.P. MORGAN FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up the Funds’ overall risk and reward characteristics. It also outlines the Funds’ policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting equity securities — Global Allocation Fund and Systematic Alpha Fund

• A Fund’s share price and performance will fluctuate in response to stock market movements

• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates

• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective

• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

• With respect to the Systematic Alpha Fund, a diversified, balanced portfolio should mitigate the effects of wide market fluctuations, especially when stock and bond prices move in different directions

• Under normal circumstances a Fund plans to remain fully invested in accordance with its policies and a Fund may invest uninvested cash in affiliated money market funds

• A Fund seeks to limit risk and enhance performance through active oversight and diversification

• During severe market downturns, a Fund has the option of investing up to 100% of its total assets in high quality, short-term instruments

• In addition to the securities described in the section titled “What are the Fund’s main investment strategies?” for the Global Allocation Fund, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and Global Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

Market conditions affecting debt securities — Systematic Alpha Fund (including U.S. government securities)

• The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls

• Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers

• Most bonds will rise in value when interest rates fall

• Debt securities have generally outperformed money market instruments over the long term with less risk than stocks. Government securities generally also have less risk than debt securities of lower quality issuers

• The Fund seeks to limit risk and enhance performance through active oversight and diversification

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

MARCH 1, 2016	69

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions — Income Builder Fund

• The Fund’s share price and performance will fluctuate in response to stock and bond market movements

• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

• The Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

• Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

• Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated, or are defaulted. The risk of defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

• Most bonds will rise in value when interest rates fall

• Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification

• Emerging markets can offer higher returns

• Favorable exchange rate movements could generate gains or reduce losses

• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

• Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds; equity investments may include common stocks, convertible securities, preferred stocks, depositary receipts (such as ADRs and EDRs), trust or partnership interests, warrants, rights, and investment company securities (including affiliated investment companies)

• During severe market downturns, the Fund has the option of investing up to 100% of its total assets in cash and cash equivalents

• To the extent that the Fund invests in foreign securities, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time; these currency management techniques may not be available for certain emerging markets investments; the Fund may also use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality

• The default of an issuer would leave a Fund with unpaid interest or principal

• Junk Bonds (those rated BB+, Ba1 or lower) have a higher risk of default, tend to be less liquid, and may be more difficult to value

• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains

• A Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals

• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses on active oversight and diversification across return factors, in an effort to provide enhanced risk-adjusted returns

70	J.P. MORGAN FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

• Derivatives such as futures, options, swaps, and forward contracts[1] (including forward foreign currency contracts) that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred

• A Fund may have difficulty exiting a derivatives position

• Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities

• The counterparty to a derivatives contract could default

• Derivatives that involve leverage could magnify losses

• Certain types of derivatives involve costs to the Fund which can reduce returns

• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility

• Derivatives used for non-hedging purposes could cause losses that exceed the original investment

• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

• The use of derivatives to implement short positions involves the risk that there is no cap on maximum losses, and gains are limited to the price of the derivatives underlying reference securities, asset or index at the time the short position is established

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

• A Fund could make money and protect against losses if management’s analysis proves correct

• Derivatives that involve leverage could generate substantial gains at low cost

• The implementation of short positions may allow a Fund to generate positive returns in declining markets

• A Fund may use derivatives to more effectively gain targeted equity exposure from its cash positions, for hedging and for risk management (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; a Fund may also use derivatives in an effort to enhance returns

• A Fund only establishes hedges that it expects will be highly correlated with underlying positions

• To the extent a Fund sells securities short and uses derivatives that involve leverage to its portfolio, the shorts may offset the additional market exposure caused by that leverage

• While a Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio

• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds, except the Systematic Alpha Fund, are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition. The Systematic Alpha Fund is subject to regulation under the Commodity Exchange Act.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward contract is an obligation to buy or sell a given instrument on a future date and at a set price.

MARCH 1, 2016	71

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short selling

• Short sales may not have the intended effects and may result in losses

• A Fund may not be able to close out a short position at a particular time or at an acceptable price

• A Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

• Segregated or earmarked assets and posting collateral with respect to short sales may limit a Fund’s investment flexibility

• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

• A Fund could make money and protect against losses if management’s analysis proves correct

• Short selling may allow a Fund to implement insights into securities it expects to underperform

• Short selling may allow a Fund to diversify its holdings across a larger number of securities

• A Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

• A Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

ETFs and other investment companies[1]

• If a Fund invests in shares of another investment company or pooled investment vehicle, shareholders would bear not only their proportionate share of a Fund’s expenses, but also similar expenses of the ETF or other investment company

• The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

• Investments in other investment companies or pooled investment vehicles help to manage smaller cash flows

• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

• Generally, a Fund’s investments in other investment companies, including ETFs structured as investment companies, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

• Exemptive orders granted to various ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

Foreign investments

• Currency exchange rate movements could reduce gains or create losses

• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information

• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

• Favorable exchange rate movements could generate gains or reduce losses

• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

• Emerging markets can offer higher returns

• A Fund may actively manage the currency exposure of its foreign investments relative to their benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

1	ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

72	J.P. MORGAN FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

• A Fund may not invest more than 15% of net assets in illiquid holdings

• To maintain adequate liquidity to meet redemptions, a Fund may hold high quality, short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

• Increased trading would raise a Fund’s transaction costs

• Increased short-term capital gain distributions would raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns

	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• A Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

Master Limited Partnerships (MLPs) — Global Allocation Fund and Income Builder Fund

• Holders of MLP units have limited control and voting rights, similar to those of a limited partner

• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns

• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

• MLPs can offer attractive returns • MLPs may offer more attractive yields or potential growth than comparable equity securities

• A Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company

• A Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

MARCH 1, 2016	73

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Real Estate Investment Trusts (REITs)[1] — Global Allocation Fund

• The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests

• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties

• REITs may be more volatile and/or more illiquid than other types of equity securities

• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including the Fund) would be reduced by any corporate taxes payable by the REIT

• The Fund can gain exposure to an additional asset class in order to further diversify its assets

• The Fund may receive current income from its REIT investments

• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

• The Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

When-issued and delayed delivery securities — Income Builder Fund
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• A Fund segregates or earmarks liquid assets to offset leverage risks

Loan Assignments and Participations — Global Allocation Fund and Income Builder Fund
• Loan assignments and participations (like other high yield, corporate debt obligations) have a higher risk of default and may be less liquid and/or become illiquid	• Loan assignments and participations offer higher yields and higher potential gains

• The adviser performs ongoing credit review of the obligor and invests only in loan participations and assignments if it determines the instrument contains favorable risk/reward characteristics

• A Fund limits its investments in illiquid securities to no more than 15% of a Fund’s net assets at the time of purchase

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

74	J.P. MORGAN FUNDS

Related Performance

In addition to acting as investment adviser to the Systematic Alpha Fund, JPMIM manages other accounts using a commodity strategy. The following table shows the historical performance of all accounts managed by JPMIM, which have substantially similar investment objectives, policies, strategies and risks as the Systematic Alpha Fund. The composite is provided to illustrate the past performance of JPMIM in managing substantially similar accounts. Please note that this composite does not represent the performance of the Systematic Alpha Fund. Although the accounts in the composite are managed in a substantially similar style to the Systematic Alpha Fund, their investment objectives, policies, strategies and risks are not identical. You should not consider this performance data as an indication of future performance of the Systematic Alpha Fund or JPMIM.

The accounts that are included in the composite are not subject to the same types of expenses to which the Systematic Alpha Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Systematic Alpha Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the composite could have been adversely affected if the accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of the composite presented below are unaudited. The investment results for the composite were not calculated pursuant to the methodology established by the Securities and Exchange Commission that is used to calculate performance results of the Systematic Alpha Fund. The performance results for the composite are calculated monthly as the sum of each constituent portfolio’s monthly return weighted using beginning market values plus day-weighted cashflows, i.e., asset-weighted. The returns included in the composite are gross of fees. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and cash equivalents are included in performance returns. Annual returns are calculated by geometrically linking individual monthly returns. Investors should also be aware that the use of a methodology different from what is used below to calculate performance could result in different performance data.

Calendar Year	Diversified Alternative Beta Composite[1]	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index[2]
2013	8.44	0.02
2014	1.40	0.02
2015	0.13	0.05

Annualized Period
2 Year Ended 10/31/15	2.17	0.05
1 Year Ended 10/31/14	2.66	0.02
Inception (through 10/31/14)	3.64	0.05

1	The information presented is for the JPMIM Diversified Alternative Beta Composite. The inception date of the composite is July 2009. The composite is Euro denominated. The composite contains information from all of the accounts managed in a substantially similar manner as the Systematic Alpha Fund. The net performance represents total return, assuming reinvestment of all dividends and proceeds from capital transactions. The composite performance has been adjusted to reflect the estimated total annual fund operating expenses for Class A Shares taking into account any contractual fee waivers or expense reimbursements.

2	The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees.

MARCH 1, 2016	75

Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with a Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Allocation Fund
Class A
Year Ended October 31, 2015	$17.15	$0.23	(h)	$(0.01)	$0.22	$(0.34)	$(0.56)	$(0.90)
Year Ended October 31, 2014	16.45	0.26	(h)	0.97	1.23	(0.16)	(0.37)	(0.53)
Year Ended October 31, 2013	14.52	0.19	(h)	2.15	2.34	(0.41)	—	(0.41)
Year Ended October 31, 2012	13.53	0.38		0.98	1.36	(0.37)	—	(0.37)
May 31, 2011 (i) through October 31, 2011	15.00	0.14		(1.58)	(1.44)	(0.03)	—	(0.03)

Class C
Year Ended October 31, 2015	17.04	0.15	(h)	(0.02)	0.13	(0.31)	(0.56)	(0.87)
Year Ended October 31, 2014	16.39	0.16	(h)	0.98	1.14	(0.12)	(0.37)	(0.49)
Year Ended October 31, 2013	14.49	0.16	(h)	2.09	2.25	(0.35)	—	(0.35)
Year Ended October 31, 2012	13.52	0.31		0.99	1.30	(0.33)	—	(0.33)
May 31, 2011 (i) through October 31, 2011	15.00	0.11		(1.58)	(1.47)	(0.01)	—	(0.01)

Select Class
Year Ended October 31, 2015	17.19	0.27	(h)	(0.01)	0.26	(0.36)	(0.56)	(0.92)
Year Ended October 31, 2014	16.47	0.30	(h)	0.97	1.27	(0.18)	(0.37)	(0.55)
Year Ended October 31, 2013	14.53	0.33	(h)	2.04	2.37	(0.43)	—	(0.43)
Year Ended October 31, 2012	13.53	0.41		1.00	1.41	(0.41)	—	(0.41)
May 31, 2011 (i) through October 31, 2011	15.00	0.15		(1.58)	(1.43)	(0.04)	—	(0.04)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

76	J.P. MORGAN FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements (f)		Portfolio turnover rate (c)(g)

$16.47	1.38%	$211,120	1.02%		1.40%		1.43%		44%
17.15	7.58	28,114	1.03		1.56		1.74		87
16.45	16.36	2,253	1.05		1.18		3.30		120
14.52	10.26	50	1.05		2.70		2.54		67
13.53	(9.63)	45	1.05	(j)	2.36	(j)	2.79	(j)	51

16.30	0.84	198,888	1.51		0.90		1.92		44
17.04	7.07	14,308	1.53		0.97		2.22		87
16.39	15.74	380	1.55		1.00		3.41		120
14.49	9.75	49	1.55		2.19		3.04		67
13.52	(9.83)	45	1.55	(j)	1.86	(j)	3.28	(j)	51

16.53	1.62	364,206	0.77		1.61		1.19		44
17.19	7.88	44,964	0.78		1.79		1.55		87
16.47	16.61	27,636	0.80		2.10		2.31		120
14.53	10.58	19,856	0.80		2.95		2.29		67
13.53	(9.56)	17,959	0.80	(j)	2.61	(j)	2.55	(j)	51

MARCH 1, 2016	77

Financial Highlights (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Return of capital	Total distributions	Redemption fees
Income Builder Fund
Class A
Year Ended October 31, 2015	$10.41	$0.41	(d)	$(0.41)	$—	(e)	$(0.41)	$(0.02)	$(0.02)	$(0.45)	$—
Year Ended October 31, 2014	10.32	0.47		0.09	0.56		(0.47)	—	—	(0.47)	—
Year Ended October 31, 2013	9.70	0.45		0.64	1.09		(0.47)	—	—	(0.47)	—
Year Ended October 31, 2012	9.01	0.50		0.67	1.17		(0.48)	—	—	(0.48)	—
Year Ended October 31, 2011	9.37	0.49		(0.36)	0.13		(0.49)	—	—	(0.49)	—	(e)

Class C
Year Ended October 31, 2015	10.38	0.35	(d)	(0.40)	(0.05)		(0.36)	(0.02)	(0.02)	(0.40)	—
Year Ended October 31, 2014	10.29	0.42		0.10	0.52		(0.43)	—	—	(0.43)	—
Year Ended October 31, 2013	9.68	0.40		0.63	1.03		(0.42)	—	—	(0.42)	—
Year Ended October 31, 2012	9.00	0.45		0.67	1.12		(0.44)	—	—	(0.44)	—
Year Ended October 31, 2011	9.36	0.45		(0.36)	0.09		(0.45)	—	—	(0.45)	—	(e)

Select Class
Year Ended October 31, 2015	10.42	0.42	(d)	(0.40)	0.02		(0.43)	(0.02)	(0.02)	(0.47)	—
Year Ended October 31, 2014	10.33	0.49		0.09	0.58		(0.49)	—	—	(0.49)	—
Year Ended October 31, 2013	9.71	0.46		0.64	1.10		(0.48)	—	—	(0.48)	—
Year Ended October 31, 2012	9.02	0.51		0.67	1.18		(0.49)	—	—	(0.49)	—
Year Ended October 31, 2011	9.37	0.50		(0.34)	0.16		(0.51)	—	—	(0.51)	—	(e)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

78	J.P. MORGAN FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (b)	Portfolio turnover rate (c)

$9.96	(0.03)%	$4,262,148	0.75%	3.97%	1.11%	48%
10.41	5.54	4,024,646	0.74	4.60	1.12	41
10.32	11.45	3,223,725	0.75	4.55	1.13	41
9.70	13.36	1,502,366	0.74	5.48	1.15	40
9.01	1.36	736,186	0.74	5.43	1.14	38

9.93	(0.53)	5,120,797	1.25	3.47	1.63	48
10.38	5.06	4,676,332	1.24	4.08	1.62	41
10.29	10.84	3,476,814	1.25	4.05	1.63	41
9.68	12.72	1,665,862	1.24	4.98	1.65	40
9.00	0.88	853,688	1.24	4.93	1.65	38

9.97	0.12	3,138,405	0.60	4.12	0.87	48
10.42	5.70	2,852,404	0.59	4.68	0.87	41
10.33	11.58	1,585,506	0.60	4.70	0.88	41
9.71	13.51	817,404	0.59	5.63	0.90	40
9.02	1.61	516,486	0.59	5.58	0.90	38

MARCH 1, 2016	79

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Systematic Alpha Fund
Class A
Year Ended October 31, 2015	$15.16	$(0.01	)(f)	$0.29	$0.28	$(0.15)	$(0.02)	$(0.17)
Year Ended October 31, 2014	15.60	(0.11	)(f)(g)	0.79	0.68	(1.12)	—	(1.12)
February 12, 2013 (i) through October 31, 2013	15.00	0.03		0.57	0.60	—	—	—

Class C
Year Ended October 31, 2015	15.10	(0.07	)(f)	0.27	0.20	(0.14)	(0.02)	(0.16)
Year Ended October 31, 2014	15.55	(0.12	)(f)(g)	0.72	0.60	(1.05)	—	(1.05)
February 12, 2013 (i) through October 31, 2013	15.00	(0.02)		0.57	0.55	—	—	—

Select Class
Year Ended October 31, 2015	15.19	0.04	(f)	0.28	0.32	(0.16)	(0.02)	(0.18)
Year Ended October 31, 2014	15.63	(0.05	)(f)(g)	0.76	0.71	(1.15)	—	(1.15)
February 12, 2013 (i) through October 31, 2013	15.00	0.06		0.57	0.63	—	—	—
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Expenses without waivers, reimbursements and earnings credits may appear disproportionate among classes due to changes in the relative size of the classes.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.

80	J.P. MORGAN FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$15.27	1.87%	$48,072,671	1.16%		(0.05)%		1.69%		164%
15.16	4.68	61,579,047	1.24		(0.71	)(g)	1.66	(h)	113
15.60	4.00	52,013	1.30	(j)	0.28	(j)	6.93	(j)	112

15.14	1.34	457,517	1.62		(0.50)		2.26		164
15.10	4.16	53,974	1.77		(0.80	)(g)	5.85	(h)	113
15.55	3.67	51,827	1.80	(j)	(0.22	)(j)	7.43	(j)	112

15.33	2.11	261,973,042	0.90		0.24		1.35		164
15.19	4.91	131,267,018	1.00		(0.31	)(g)	2.97	(h)	113
15.63	4.20	10,264,916	1.05	(j)	0.54	(j)	6.68	(j)	112

MARCH 1, 2016	81

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Funds, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Funds’ investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Funds is 811-21295

©JPMorgan Chase & Co., 2016. All rights reserved. July 2016. PR-GALIBSAACS-316-2

Prospectus

J.P. Morgan Funds

Class R2 and Class R6 Shares

March 1, 2016, as supplemented July 1, 2016

JPMorgan Global Allocation Fund

Class/Ticker: R2/GAONX

JPMorgan Systematic Alpha Fund

Class/Ticker: R6/JALPX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Global Allocation Fund

Class/Ticker: R2/GAONX

What is the goal of the Fund?

The Fund seeks to maximize long-term total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R2
Management Fees	0.60%
Distribution (Rule 12b-1) Fees	0.50
Other Expenses	0.70
Shareholder Service Fees	0.25
Remainder of Other Expenses[1]	0.45
Acquired Fund Fees and Expenses	0.03

Total Annual Fund Operating Expenses	1.83
Fee Waivers and Expense Reimbursements[2]	(0.55)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[2]	1.28

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.28% of the average daily net assets of Class R2 Shares. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/17, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	130	522	939	2,103

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

MARCH 1, 2016	1

JPMorgan Global Allocation Fund (continued)

What are the Fund’s main investment strategies?

The Fund has significant flexibility to invest in a broad range of equity, fixed income and alternative asset classes in the U.S. and other markets throughout the world, both developed and emerging. J.P. Morgan Investment Management Inc. (JPMIM or adviser) uses a flexible asset allocation approach in constructing the Fund’s portfolio. Under normal circumstances, the Fund intends to invest, consistent with its investment strategy, at least 40% of its total assets in countries other than the United States across the full range of asset classes. Ranges for the broad asset classes are:

Global Equity	10–90%
Global Fixed Income	10–90%
Alternatives	0–60%
Cash and Cash Equivalents	0–80%

The Fund’s equity investments may include common stock, preferred stock, exchange traded funds (ETFs), convertible securities, depositary receipts, warrants to buy common stocks, master limited partnerships (MLPs), and J.P. Morgan Funds.

The Fund’s fixed income investments may include bank obligations, convertible securities, U.S. government securities (including agencies and instrumentalities), mortgage-backed and mortgage-related securities (which may include securities that are issued by non-governmental entities), domestic and foreign corporate bonds, high yield securities (junk bonds), loan assignments and participations (Loans), debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, floating rate securities, inflation-indexed bonds, inflation-linked securities such as Treasury Inflation Protected Securities (TIPS), J.P. Morgan Funds, and ETFs.

The Fund’s alternative investments may include individual securities, J.P. Morgan Funds, ETFs, exchange traded notes (ETNs) and exchange traded commodities (ETCs). The investments in this asset class may give the Fund exposure to: market neutral strategies, long/short strategies, merger arbitrage strategies, real estate (including real estate investment trusts (REITs)), currencies and commodities.

The Fund may invest in ETFs in order to gain exposure to particular asset classes. A passively managed ETF is a registered investment company that seeks to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. For example, in implementing equity market neutral strategies and macro based strategies, the Fund may use a total return swap to establish both long and short positions in order to gain the desired exposure rather than physically purchasing and selling short each instrument. The Fund may use futures contracts, options, forwards, and swaps to more effectively gain targeted equity and fixed income exposure from its cash positions, to hedge investments, for risk management and to attempt to increase the Fund’s gain. The Fund may use futures contracts, forward contracts, options (including options on interest rate futures contracts and interest rate swaps), swaps, and credit default swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may utilize exchange traded futures contracts for cash management and to gain exposure to equities pending investment in individual securities. To the extent that the Fund does not utilize underlying funds to gain exposure to commodities, it may utilize commodity linked derivatives or commodity swaps to gain exposure to commodities.

The Fund may invest in securities denominated in any currency. The Fund may utilize forward currency transactions to hedge exposure to non-dollar investments back to the U.S. dollar.

As part of the underlying strategies, the Fund may enter into short sales. In short selling transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.

The Fund will likely engage in active and frequent trading.

Investment Process: As attractive investments across asset classes and strategies arise, the adviser attempts to capture these opportunities and has wide latitude to allocate the Fund’s assets among strategies and asset classes. The adviser establishes the strategic and tactical allocation for the Fund and makes decisions concerning strategies, sectors, and overall portfolio construction. The adviser develops its investment insights through the combination of top-down macro views, together with the bottom-up views of the separate asset class specialists within J.P. Morgan Asset Management globally.

In buying and selling investments for the Fund, the adviser employs a continuous four-step process: (1) making asset allocation decisions based on JPMIM’s assessment of the intermediate term (6–18 months) market outlook; (2) constructing the portfolio after considering the Fund’s risk and return target, by determining the weightings of the asset classes, selecting the underlying securities, funds and other instruments; (3) analyzing the investment capabilities of the underlying portfolio managers and funds, and (4) monitoring portfolio exposures and weightings and rebalancing portfolio exposures and weightings in response to market price action and changes in JPMIM’s shorter term market outlook.

2	J.P. MORGAN FUNDS

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate and Credit Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate Loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate Loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Foreign Securities, Emerging Markets, and Currency Risk. The Fund may invest all of its assets in securities denominated in foreign currencies. Investments in foreign currencies, foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging Market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. While the Fund may engage in various strategies to hedge against currency risk, it is not required to do so.

MARCH 1, 2016	3

JPMorgan Global Allocation Fund (continued)

Derivatives Risk. Derivatives, including futures contracts, options, forwards, swaps and commodity linked derivatives, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protections under the federal securities laws and lack of publicly available information. High yield securities and Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.

Mortgage-Related and Other Mortgage-Backed Securities Risk. The Fund may invest in both residential or commercial mortgage-related and mortgage-backed securities that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

MLP Risk. MLPs may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. MLPs are subject to “commodity risks” as well as the risks associated with the specific industry or industries in which the partnership invests. In addition, the managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.

Investment Company and Pooled Investment Vehicle Risk. The Fund may invest in shares of other investment companies, including closed-end funds, ETFs and other pooled investment vehicles, including those holding commodities, currencies or commodity futures. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the investment company or pooled investment vehicle. ETFs and other investment companies or pooled investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The

4	J.P. MORGAN FUNDS

price and movement of an ETF, closed-end fund or pooled investment vehicle designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs, closed-end funds or pooled investment vehicles traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. There may be no active market for shares of certain closed-end funds or pooled investment vehicles (especially those not traded on exchanges) and such shares may be highly illiquid. Certain pooled investment vehicles do not have the protections applicable to other types of investments under federal securities or commodities laws and may be subject to counterparty or credit risk.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Inflation-Linked Securities Risk. Unlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

ETN Risk. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, Currencies and foreign stock indexes. ETNs combine certain aspects of bond and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counterparty will fail to make payments when due or default. In addition, investors in ETNs generally have no right with respect to the instruments underlying the index or any right to receive delivery of the instruments underlying the index.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage, which may cause the Fund to be more volatile.

Commodity Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

MARCH 1, 2016	5

JPMorgan Global Allocation Fund (continued)

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past four calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the MSCI World Index (net of foreign withholding taxes), the Global Allocation Composite Benchmark, comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Barclays U.S. Aggregate Index, the Lipper Flexible Portfolio Funds Index and the Barclays U.S. Aggregate Index. The Lipper indexes are based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper indexes include the fees and expenses of the mutual funds included in the indexes. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	8.89%
Worst Quarter	3rd quarter, 2015	–5.00%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund (since 5/31/11)
CLASS R2 SHARES
Return Before Taxes	(1.02)%	4.48%
Return After Taxes on Distributions	(1.24)	3.46
Return After Taxes on Distributions and Sale of Fund Shares	(0.49)	3.14
MSCI WORLD INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees,
Expenses or Taxes, Except Foreign Withholding Taxes)	(0.87)	6.73
GLOBAL ALLOCATION COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes on MSCI World Index)	(0.07)	5.40
BARCLAYS U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	0.55	2.88
LIPPER FLEXIBLE PORTFOLIO FUNDS INDEX
(Reflects No Deduction for Taxes)	(2.53)	4.70

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

6	J.P. MORGAN FUNDS

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jeffrey Geller	2011	Managing Director
James Elliot	2011	Managing Director
Jonathan M. Cummings	2013	Executive Director
Grace Koo	2014	Executive Director
Eric J. Bernbaum	2014	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	7

JPMorgan Systematic Alpha Fund

Class/Ticker: R6/JALPX

What is the goal of the Fund?

The Fund seeks to provide total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.75%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.35
Shareholder Service Fees	NONE
Remainder of Other Expenses[2]	0.35
Acquired Fund Fees and Expenses	0.09

Total Annual Fund Operating Expenses	1.19
Fee Waivers and Expense Reimbursements[3,4]	(0.44)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[3,4]	0.75

1	Includes the operating expenses of Systematic Alpha Fund CS Ltd., the Fund’s wholly-owned subsidiary.

2	Includes the advisory fee paid by the subsidiary to its adviser and other expenses of the subsidiary (excluding Acquired Fund Fees and Expenses).

3	The Fund’s adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid by the subsidiary to its adviser. This waiver will continue in effect so long as the Fund invests in the subsidiary and may not be terminated without approval by the Fund’s Board.

4	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses, inclusive of the subsidiary, (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75% of the average daily net assets of Class R6 Shares . The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R6 SHARES ($)	77	334	612	1,404

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 164% of the average value of its portfolio.

8	J.P. MORGAN FUNDS

What are the Fund’s main investment strategies?

J.P. Morgan Investment Management Inc., the Fund’s investment adviser (the adviser), believes that it has identified a set of return sources present in markets, such as equities, fixed income, convertible bonds, currencies and commodities, that result from, among other things, assuming a particular risk or taking advantage of a behavioral bias (each a “return factor”). For example, an investor may expect a higher return over time when investing in small cap stocks compared to large cap stocks due to the additional risks often posed by small cap stocks. The adviser may allocate assets to this “small cap return factor” by employing a strategy that purchases small cap stocks and shorts large cap stocks in an attempt to capture the risk premium typically associated with investing in small cap companies relative to large cap companies. Additionally, the adviser may gain exposure to a “momentum return factor” by employing a strategy that buys stocks with strong positive price momentum and shorts stocks with strong negative price momentum. This strategy would seek to exploit a behavioral bias present in the market, in which investors tend to purchase stocks that have recently performed well, thereby helping to contribute to continued positive price movement, and sell stocks that have recently performed poorly, thereby helping to contribute to continued negative price movement. Under normal market conditions, the Fund seeks to achieve its investment objective by employing alternative investment strategies to access certain of these return factors. The return factors the adviser will seek to access have historically presented a low correlation to each other and to traditional asset classes and have unique risk and return profiles, and by employing this return factor based approach, the Fund seeks to provide total returns over time while maintaining a relatively low correlation with traditional asset classes.

The adviser will use a proprietary investment model to allocate assets to a subset of return factors. The return factors identified by the adviser include equity based return factors, fixed income based return factors, convertible bond based return factors, currency based return factors and commodity based return factors. The alternative investment strategies the Fund may employ to gain exposure to return factors include equity market neutral, event driven, convertible arbitrage and macro based strategies. “Systematic” in the Fund’s name refers to the adviser’s model-driven investment process and “Alpha” in the Fund’s name refers to the adviser’s attempt to identify individual return factors that are expected to contribute to the Fund’s total return.

The instruments in which the Fund may invest, either directly or through the use of derivatives, include equity securities, debt securities, convertible securities, commodities and currencies. The amount that may be invested in any one instrument will vary and generally depends on the investment strategies employed by the adviser at that point in time. However, there are no stated percentage limitations on the amount that can be invested in any one type of instrument and the adviser may, at times, focus on a small number of instruments. Moreover, the Fund is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country, including emerging markets, and may invest in below investment grade instruments (junk bonds). The Fund may have both long and short exposure to these instruments.

The adviser will make use of derivatives, including swaps, futures and forwards, in implementing its strategies. Under normal market conditions, the adviser currently expects that a significant portion of the Fund’s exposure will be attained through the use of derivatives, in addition to its exposure through direct investments. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, will primarily be used as an efficient means of implementing a particular strategy in order to gain exposure to a desired return factor. For example, in implementing equity market neutral strategies and macro based strategies, the Fund may use a total return swap to establish both long and short positions in order to gain the desired exposure rather than physically purchasing and selling short each instrument. Derivatives may also be used to increase gain, to effectively gain targeted equity exposure from its cash positions, to hedge various investments and/or for risk management. As a result of the Fund’s use of derivatives and to serve as collateral, the Fund may hold significant amounts of U.S. Treasury obligations, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury, and other short-term investments, including commercial paper, time deposits and money market funds.

The Fund will purchase a particular instrument when the adviser believes that such instrument will allow the Fund to gain the desired exposure to a return factor. Conversely, the Fund will consider selling a particular instrument when it no longer provides the desired exposure to a return factor. In addition, investment decisions will take into account a return factor’s contribution to the Fund’s overall volatility. In allocating assets, the adviser seeks to approximately equal risk weight to the individual return factors over the long term, although the exposure to individual return factors will vary based on, among other things, the opportunity the adviser sees in each individual return factor.

The Fund will gain exposure to commodity markets by investing up to 15% of its total assets in the Systematic Alpha Fund CS Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The Subsidiary is also advised by the adviser. The Subsidiary (unlike the Fund) may invest without limitation in commodity related investments, including commodity-linked swap agreements and other

MARCH 1, 2016	9

JPMorgan Systematic Alpha Fund (continued)

commodity related investments, including derivative instruments linked to the value of a particular commodity, commodity index or commodity futures contract, or a subset of commodities or commodity futures contracts. The Subsidiary may hold instruments described elsewhere in this prospectus that are not commodity related and is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.

There can be no assurance that employing a return factor based approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The Fund’s returns over time or during any period may be negative and the Fund may underperform the overall security markets over time or during any particular period.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Alternative Strategies Risk. The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Alternative strategies involve complex securities transactions that involve risks in addition to those risks with direct investments in securities described herein, including leverage risk and the risks described under “Derivatives Risk” and “Short Selling Risk”.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, the value of your investment in the Fund decreases in value.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Smaller Company Risk. Investments in securities of smaller cap companies may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Foreign Securities and Emerging Market Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable

10	J.P. MORGAN FUNDS

becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Interest Rate and Credit Risk. The Fund’s investments in bonds, bank obligations, commercial paper and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities Risk. The Fund may invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies which may be highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity. The market price of these securities can change suddenly and unexpectedly.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Commodity Risk. Exposure to commodities, commodity-related securities and commodity-linked derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful. In addition, to the extent that the Fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the

MARCH 1, 2016	11

JPMorgan Systematic Alpha Fund (continued)

value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of entering into the short sale and the date on which the Fund purchases the security to replace the borrowed security or is required to pay under the swap agreement. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the security subject to the short could attain. The Fund’s use of short sales in combination with long positions may not be successful and may result in greater losses or lower positive returns than if a Fund held only long positions.

The Securities and Exchange Commission (SEC) and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the adviser to enter into short sale transactions on behalf of the Fund.

Derivatives Risk. Derivatives, including swaps, futures, and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Under normal market conditions, the adviser currently expects that a significant portion of the Fund’s exposure will be attained through the use of derivatives. Investing in derivatives will result in a form of leverage, which may be significant. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment.

In addition to the risks associated with derivatives in general, the Fund may also be subject to risks related to swap agreements, including total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market and may be used to establish both long and short positions in order to gain the desired exposure. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund’s returns are reduced or its losses increased by the costs associated with the swap, which may be significant. In addition, there is the risk that the swap may be terminated by the Fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the swap were to terminate, the Fund may be unable to employ its investment strategy and may suffer losses. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

Subsidiary and Tax Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (1940 Act), and is not subject to all the investor protections of the 1940 Act.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

The Fund has not received a private letter ruling from the Internal Revenue Service (the IRS) with respect to income derived from its investment in the Subsidiary. The Fund relies on the reasoning of private letter rulings from the IRS to other taxpayers with respect to its investment in the Subsidiary. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The tax

12	J.P. MORGAN FUNDS

treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M of the Internal Revenue Code of 1986, as amended, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the adviser will make use of quantitative models and information and data supplied by third parties to, among other things, help determine the portfolio’s asset allocation weightings and construct sets of transactions and investments. To the extent the models used by the adviser or the information and data supplied by third parties are incorrect or incomplete, the decisions made by the adviser in reliance thereon will expose the Fund to potential risks and could lead to the Fund incurring losses on its investments.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class R6 Shares has varied from year to year for over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2014	3.04%
Worst Quarter	2nd quarter, 2015	–1.18%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund (since 2/12/13)
CLASS R6 SHARES
Return Before Taxes	1.51%	3.85%
Return After Taxes on Distributions	0.59	2.34
Return After Taxes on Distributions and Sale of Fund Shares	1.05	2.29
BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	0.05	0.06

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2013	Managing Director
Wei (Victor) Li	2014	Vice President

MARCH 1, 2016	13

JPMorgan Systematic Alpha Fund (continued)

Purchase and Sale of Fund Shares

Purchase minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors $5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligibility retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged account investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14	J.P. MORGAN FUNDS

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each Fund’s main investment strategies are summarized in the Fund’s Risk/Return Summary. Additional information about some of each Fund’s main investment strategies are included below. Where applicable, the following identifies other strategies that are not anticipated to be main strategies of a Fund, but that may become more important to a Fund’s management in the future.

Global Allocation Fund

The Fund has significant flexibility to invest in a broad range of equity, fixed income and alternative asset classes in the U.S. and other markets throughout the world, both developed and emerging. The adviser uses a flexible asset allocation approach in constructing the Fund’s portfolio. Under normal circumstances, the Fund intends to invest, consistent with its investment strategy, at least 40% of its total assets in countries other than the United States across the full range of asset classes. Ranges for the broad asset classes are:

Global Equity	10–90%
Global Fixed Income	10–90%
Alternatives	0–60%
Cash and Cash Equivalents	0–80%

The Fund’s equity investments may include common stock, preferred stock, ETFs, convertible securities, depositary receipts, warrants to buy common stocks, MLPs, and J.P. Morgan Funds.

The Fund’s fixed income investments may include bank obligations, convertible securities, U.S. government securities (including agencies and instrumentalities), mortgage-backed and mortgage-related securities (which may include securities that are issued by non-governmental entities), domestic and foreign corporate bonds, high yield securities (junk bonds), Loans, debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions, floating rate securities, inflation-indexed bonds, inflation-linked securities such as TIPS, J.P. Morgan Funds, and ETFs.

The Fund’s alternative investments may include individual securities, J.P. Morgan Funds, ETFs, ETNs and ETCs. The investments in this asset class may give the Fund exposure to: market neutral strategies, long/short strategies, merger arbitrage strategies, real estate (including REITs), currencies and commodities.

The Fund may invest in ETFs in order to gain exposure to particular asset classes. A passively managed ETF is a registered investment company that seeks to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, forwards, and swaps to more effectively gain targeted equity and fixed income exposure from its cash positions, to hedge investments, for risk management and to attempt to increase the Fund’s gain. The Fund may use futures contracts, forward contracts, options (including options on interest rate futures contracts and interest rate swaps), swaps, and credit default swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may utilize exchange traded futures contracts for cash management and to gain exposure to equities pending investment in individual securities. To the extent that the Fund does not utilize underlying funds to gain exposure to commodities, it may utilize commodity linked derivatives or commodity swaps to gain exposure to commodities.

The Fund may invest in securities denominated in any currency. The Fund may utilize forward currency transactions to hedge exposure to non-dollar investments back to the U.S. dollar.

As part of the underlying strategies, the Fund may enter into short sales. In short selling transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.

The Fund will likely engage in active and frequent trading.

The main investment strategies for the Fund are summarized above. These may include:

•	equity investments

•	fixed-income investments

•	alternative investments

•	cash or cash equivalents

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s investments in high yield securities may include so called “distressed debt” (i.e. securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics). The Fund’s investments in fixed income securities may also include asset-backed securities.

The Fund may invest in ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on

MARCH 1, 2016	15

More About the Funds (continued)

a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

The Fund’s ability to invest from 10% to 90% of its assets in equity and fixed income investments may allow the Fund to participate in rising equity and fixed income markets, but may prevent the Fund from having all of its assets exposed to the risks of equities or fixed income during declining markets.

The Fund may utilize these investment strategies to a greater or lesser degree.

INVESTMENT PROCESS

As attractive investments across asset classes and strategies arise, the Adviser attempts to capture these opportunities and has wide latitude to allocate the Fund’s assets among strategies and asset classes. The adviser establishes the strategic and tactical allocation for the Fund and makes decisions concerning strategies, sectors, and overall portfolio construction. The adviser develops its investment insights through the combination of top-down macro views, together with the bottom-up views of the separate asset class specialists within J.P. Morgan Asset Management globally.

In buying and selling investments for the Fund, the adviser employs a continuous four-step process: (1) making asset allocation decisions based on JPMIM’s assessment of the intermediate term (6–18 months) market outlook; (2) constructing the portfolio after considering the Fund’s risk and return target, by determining the weightings of the asset classes, selecting the underlying securities, funds and other instruments; (3) analyzing the investment capabilities of the underlying portfolio managers and funds, and (4) monitoring portfolio exposures and weightings and rebalancing portfolio exposures and weightings in response to market price action and changes in JPMIM’s shorter term market outlook.

Systematic Alpha Fund

The Fund’s investment adviser believes that it has identified a set of return sources present in markets, such as equities, fixed income, convertible bonds, currencies and commodities, that result from, among other things, assuming a particular risk or taking advantage of a behavioral bias (each a “return factor”). For example, an investor may expect a higher return over time when investing in small cap stocks compared to large cap stocks due to the additional risks often posed by small cap stocks. The adviser may allocate assets to this “small cap return factor” by employing a strategy that purchases small cap stocks and shorts large cap stocks in an attempt to capture the risk premium typically associated with investing in small cap companies relative to large cap companies. Additionally, the Advisor may gain exposure to a “momentum return factor” by employing a strategy that buys stocks with strong positive price momentum and shorts stocks with strong negative price momentum. This strategy would seek to exploit a behavioral bias present in the market, in which investors tend to purchase stocks that have recently performed well, thereby helping to contribute to continued positive price movement, and sell stocks that have recently performed poorly, thereby helping to contribute to continued negative price movement. Under normal market conditions, the Fund seeks to achieve its investment objective by employing alternative investment strategies to access certain of these return factors. The return factors the adviser will seek to access have historically presented a low correlation to each other and to traditional asset classes and have unique risk and return profiles, and by employing this return factor based approach, the Fund seeks to provide total returns over time while maintaining a relatively low correlation with traditional asset classes.

The adviser will use a proprietary investment model to allocate assets to a subset of return factors. The return factors identified by the adviser include equity based return factors, fixed income based return factors, convertible bond based return factors, currency based return factors and commodity based return factors. The alternative investment strategies the Fund may employ to gain exposure to return factors include equity market neutral, event driven, convertible arbitrage and macro based strategies. “Systematic” in the Fund’s name refers to the adviser’s model-driven investment process and “Alpha” in the Fund’s name refers to the adviser’s attempt to identify individual return factors that are expected to contribute to the Fund’s total return.

The instruments in which the Fund may invest, either directly or through the use of derivatives, include equity securities, debt securities, convertible securities, commodities and currencies. The amount that may be invested in any one instrument will vary and generally depends on the investment strategies employed by the adviser at that point in time. However, there are no stated percentage limitations on the amount that can be invested in any one type of instrument and the adviser may, at times, focus on a small number of instruments. Moreover, the Fund is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country, including emerging markets, and may invest in below investment grade instruments (junk bonds). The Fund may have both long and short exposure to these instruments.

The adviser will make use of derivatives, including swaps, futures and forwards, in implementing its strategies. Under normal market conditions, the adviser currently expects that a significant portion of the Fund’s exposure will be attained through the use of derivatives, in addition to its exposure

16	J.P. MORGAN FUNDS

through direct investments. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, will primarily be used as an efficient means of implementing a particular strategy in order to gain exposure to a desired return factor. For example, in implementing equity market neutral strategies and macro based strategies, the Fund may use a total return swap to establish both long and short positions in order to gain the desired exposure rather than physically purchasing and selling short each instrument. Derivatives may also be used to increase gain, to effectively gain targeted equity exposure from its cash positions, to hedge various investments and/or for risk management. As a result of the Fund’s use of derivatives and to serve as collateral, the Fund may hold significant amounts of U.S. Treasury obligations, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury, and other short-term investments, including commercial paper, time deposits and money market funds.

The Fund will purchase a particular instrument when the adviser believes that such instrument will allow the Fund to gain the desired exposure to a return factor. Conversely, the Fund will consider selling a particular instrument when it no longer provides the desired exposure to a return factor. In addition, investment decisions will take into account a return factor’s contribution to the Fund’s overall volatility. In allocating assets, the adviser seeks to approximately equal risk weight to the individual return factors over the long term, although the exposure to individual return factors will vary based on, among other things, the opportunity the adviser sees in each individual return factor.

The Fund will gain exposure to commodity markets by investing up to 15% of its total assets in the Systematic Alpha Fund CS Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The Subsidiary is also advised by the adviser. The Subsidiary (unlike the Fund) may invest without limitation in commodity related investments, including commodity-linked swap agreements and other commodity related investments, including derivative instruments linked to the value of a particular commodity, commodity index or commodity futures contract, or a subset of commodities or commodity futures contracts. The Subsidiary may hold instruments described elsewhere in this prospectus that are not commodity related and is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.

There can be no assurance that employing a return factor based approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The Fund’s returns over time or during any period may be negative and the Fund may underperform the overall security markets over time or during any particular period.

In implementing its investment strategies, the Fund may invest in the following instruments as main investments:

•	common stock

•	derivatives, including swaps, futures, and forward contracts

•	convertible securities

•	foreign securities (including in emerging markets), which may be in the form of depositary receipts

•	securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which the Fund may invest

•	corporate debt

•	high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category

•	securities issued or guaranteed by the U.S. government and its agencies or instrumentalities

•	high quality commercial paper and other short-term debt securities

•	bank obligations, including time deposits

Although not main investments, the Fund may also utilize

•	sovereign debt (including in emerging markets)

•	inflation-linked debt securities, such as Treasury Inflation Protected Securities (TIPS), which are adjusted periodically to a specified rate of inflation

•	obligations of supranational agencies

•	other investment companies and pooled investment vehicles

•	affiliated money market funds

•	commodity pools, grantor trusts or other pooled investment vehicles designed to produce returns that relate to movements of commodities prices or indices

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use swaps (including total return swaps, interest rate swaps and inflation swaps), options, futures, forward contracts and other derivative instruments to increase gain, to effectively gain targeted equity exposure from its cash positions, to hedge various investments and/or for risk management. For example, the Fund, among other reasons, may use a total return swap to establish both long and short positions in order to gain the desired exposure, may utilize foreign currency transactions including forward foreign currency contracts to hedge non-dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies, and/or may use exchange traded futures for cash management and to gain exposure to various investments.

MARCH 1, 2016	17

More About the Funds (continued)

More About Alternative Investment Strategies

Alternative strategies: A description of the alternative strategies the Systematic Alpha Fund may employ to gain exposure to return factors is set forth below. The Fund may add or remove alternative strategies from time to time.

•

Equity Market Neutral: Equity Market Neutral strategies involve simultaneous investing in equities (i.e., investing long) that the adviser expects to increase in value and selling equities (i.e., selling short) that the adviser expects to decrease in value. Equity Market Neutral seeks to profit by exploiting pricing inefficiencies between related equity securities and neutralizing exposure to market risk by maintaining long and short positions.

•

Event Driven: Event Driven strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing. For example, merger arbitrage strategies seek to capitalize on price discrepancies and returns generated by a corporate transaction. For example, the Fund may purchase the common stock of the company being acquired and short the common stock of the acquirer in expectation of profiting from the price differential between the purchase price of the securities and the value received for the securities as a result of or in expectation of the consummation of the merger.

•

Convertible Arbitrage: Convertible Arbitrage strategies seek to profit from the complexity of the pricing of convertible bonds (which contain elements of both a fixed income security and an equity option). The Fund may seek to do this by, for example, purchasing the convertible bond of a given issuer or the corresponding index future and then shorting that issuer’s common stock or the corresponding index future in an attempt to take advantage of a mispricing of either security.

•

Macro Based Strategies: Macro based strategies aim to exploit macro economic imbalances across the globe. The macro based strategies may be implemented through a broad range of asset classes including, but not limited to, fixed income, currency and commodities. For example, this strategy will invest in the long-end of the government bond markets with the highest inflation adjusted yields and sell short the long-end of the government bond markets with the lowest inflation adjusted yields. As an alternative example, the strategy will seek to exploit supply and demand imbalances that occur in a given commodity market by utilizing long and short exposures achieved through different derivative instruments.

The Fund may utilize these investment strategies and instruments to a greater or lesser degree.

The frequency with which a Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of a Fund. Each Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that a Fund will achieve its investment objective.

The main risks associated with investing in a Fund are summarized in its “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Please note that the Funds also may use strategies that are not described herein but which are described in the “Risk and Reward Elements for the Funds” later in the prospectus and in the Statement of Additional Information.

Main Risk for All the Funds

Interest Rate Risk. The Funds invest in debt securities that increase or decrease in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Each Fund invests in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities, repurchase agreements or other investments held by a Fund. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s or a counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. A Fund may

18	J.P. MORGAN FUNDS

invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to changes in economic conditions than issuers or counterparties of higher grade securities. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in the Fund decreases in value.

If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses the amount it paid, if any, for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Industry and Sector Focus Risk. At times a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Foreign Securities and Emerging Markets Risk. The Funds may invest in foreign securities including securities in emerging markets (also the Global Allocation Fund can invest in depositary receipts and the Systematic Alpha Fund may invest in securities of foreign issuers denominated in non-U.S. currencies.) An investment in a Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s return on those securities would be decreased.

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses

MARCH 1, 2016	19

More About the Funds (continued)

value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. A Fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of foreign currency futures contracts. To the extent a Fund enters into such transactions in markets other than in the United States, the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to the Fund’s investments in foreign securities. In addition, a Fund may engage in such transactions as a substitute for securities in which the Fund invests, to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or for risk management purposes or to increase income or gain to the Fund. While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that a Fund’s hedging activities will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not. The convertible securities the Funds invest in may be rated below investment grade, which could increase their risks.

Derivatives Risk. A Fund may use derivatives, including swaps, futures, and forward contracts, in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, a Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, a Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain of a Fund’s transactions in futures, swaps, foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Investing in derivatives and engaging in short sales will result in a form of leverage, which may be significant. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. A Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as a Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

In addition to the risks associated with derivatives in general, a Fund may also be subject to risks related to swap agreements, including total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total

20	J.P. MORGAN FUNDS

return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market and may be used to establish both long and short positions in order to gain the desired exposure. Because swap agreements are not exchange-traded, but are private contracts into which a Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund’s returns are reduced or its losses increased by the costs associated with the swap, which may be significant. In addition, there is the risk that the swap may be terminated by a Fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the swap were to terminate, the Fund may be unable to employ its investment strategy and may suffer losses. A Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

High Yield Securities Risk. A Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of a Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, a Fund is intended for investors who are able and willing to assume a high degree of risk.

Investment Company and Pooled Investment Vehicle Risk. A Fund may invest in shares of other investment companies, including ETFs, and pooled investment vehicles, including ETCs, which are investment vehicles that track the performance of a commodity or an underlying commodity index. Many ETCs implement a futures trading strategy in lieu of actually owning physical commodities and may therefore produce different results than they would through ownership of the commodity. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the investment company or pooled investment vehicle. ETFs and other investment companies or pooled investment vehicles that invest in commodities are subject to the risks associated with direct investments in commodities. The price and movement of an ETF or ETC may not track the underlying index and may result in a loss. In addition, ETFs and ETCs may trade at a price below their net asset value (also known as a discount). Certain pooled investment vehicles do not have the protections applicable to other types of investments under federal securities or commodities laws and may be subject to counterparty or credit risk. There may be no active market for shares of certain ETFs or pooled investment vehicles and such shares may be highly illiquid.

Currently, Investment Company and Pooled Investment Vehicle Risk is not a principal risk of the Systematic Alpha Fund.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Short Selling Risk. A Fund’s strategy may involve more risk than other funds that do not engage in short selling. A Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, a Fund must first borrow the security from a lender, such as a broker or other institution. A Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that a Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After short selling a security, a Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. A Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. In addition, a Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. A Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold

MARCH 1, 2016	21

More About the Funds (continued)

short. A short squeeze makes it more likely that a Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the adviser to sell securities short on behalf of a Fund.

Commodity Risk. A Fund’s investment (directly or through the Subsidiary) in commodity related instruments, including commodity-linked derivative instruments, may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of a Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful.

Government Securities Risk. A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Transactions Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as a Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Main Risks for Global Allocation Fund

Loan Risk. A Fund may invest in Loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” “High Yield Securities Risk” and “Foreign Securities and Emerging Markets Risk.” Although certain Loans are secured by collateral, a Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although a Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the

22	J.P. MORGAN FUNDS

time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to a Fund. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Because some Loans that a Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about a Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, a Fund may be more dependent upon the analytical ability of its adviser. In addition, certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws.

When a Fund acquires a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, in addition to the credit risk of the borrower, a Fund assumes the credit risk of the seller of the loan participation and any other party’s interposition between the Fund and the borrower. Under a loan participation, a Fund may have no direct rights to enforce the terms of the loan against the borrower. A Fund may not benefit directly from the collateral supporting the loan in which it has purchased the loan participation or assignment.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access. Loans are subject to prepayment risks. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by the Fund. When Loans are prepaid, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Mortgage-Related and Other Asset-Backed Securities Risk. A Fund may invest in both residential or commercial mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. The value of mortgage-backed and asset-backed securities will be influenced by the residential and commercial factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by the Fund. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, a Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, a Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. A Fund may invest in collateralized mortgage obligations (CMOs). CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which a Fund invests may be more volatile and may be subject to higher risk of nonpayment. A Fund may invest in interest-only (IO) and principal-only (PO) mortgage-related securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase

MARCH 1, 2016	23

More About the Funds (continued)

when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of securities. Debt securities of REITs are subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

ETN Risk. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, Currencies and foreign stock indexes. ETNs combine certain aspects of bond and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general including the risk that a counterparty will fail to make payments when due or default. In addition, investors in ETNs generally have no right with respect to the instruments underlying the index or any right to receive delivery of the instruments underlying the index.

Pooled Investment Vehicle Risk. The Fund does not have the rights normally associated with ownership of other types of shares when it invests in pooled investment vehicles holding commodities or commodity futures, including commodity pools, ETCs and those structured as limited partnerships or grantor trusts holding commodities. For example, the owners of these commodity-related grantor trusts, ETCs or limited partnerships do not have the right to elect directors, receive dividends or take other actions normally associated with the ownership of shares of a corporation. Holders of a certain percentage of shares in an ETC or a grantor trust may have the right to terminate the trust or exercise other rights which would not be available to the Fund as a small investor. Pooled investment vehicles are not registered investment companies, and many are not commodity pools, and therefore, do not have the protections available to those types of investments under federal securities or commodities laws. For example, unlike with registered investment companies, these vehicles are not subject to federal securities laws that limit transactions with affiliates, require redemption of shares, or limit sales charges. Although shares of these vehicles may be traded on an exchange, there may be no active market for such shares and such shares may be highly illiquid. These vehicles are subject to the risks associated with direct investments in commodities including the risks described under “Pooled Investment Vehicle Risk” and “Commodity Risk”. The market price of shares of these vehicles will be as unpredictable as the price of the underlying commodity. In addition, the value of the shares will be adversely affected if the assets owned by the trust are lost, damaged or of inferior quality. In order to pay trust fees and expenses, the commodities represented by shares of a grantor trust will decrease over the life of the trust due to sales of the underlying commodities necessary to pay such expenses. Without increases in the price of the underlying commodity

24	J.P. MORGAN FUNDS

sufficient to compensate for that decrease, the price of the investment will decline and the Fund will lose money on its investment in the grantor trust. Commodity-related grantor trusts are passive investment vehicles. This means that the value of the investment in a grantor trust may be adversely affected by trust losses that, if the trust had been actively managed, it might have been possible to avoid. The Fund’s intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code may limit its ability to make investments in grantor trusts, pooled investment vehicles or limited partnerships that invest in commodities or commodity futures.

MLP Risk. MLPs may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. MLPs are subject to “commodity risks” as well as the risks associated with the specific industry or industries in which the partnership invests. In addition, the managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.

Main Risks for Systematic Alpha Fund

Foreign Issuer Risk. The Fund may invest in U.S. dollar denominated securities of foreign issuers or U.S. affiliates of for issuers. Although, these securities are not subject to all of the risks summarized in “Foreign Securities and Emerging Markets Risk”, they may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such foreign countries.

Sovereign Debt Risk. The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International

Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. As described in “Tax Risk” below, the Fund has not received a private letter ruling from the Internal Revenue Service (the IRS) with respect to income derived from its investment in the Subsidiary. The Fund relies on the reasoning of private letter rulings from the IRS to other taxpayers with respect to its investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information (SAI) and could adversely affect the Fund.

Tax Risk. The Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, which may include commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. The Fund intends to gain exposure indirectly to commodity markets by investing in its Subsidiary, which invests primarily in commodity-linked derivative instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of Internal Revenue Code, as amended (the Code), the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives. The IRS has issued a revenue ruling which holds that income derived from certain commodity-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings to other taxpayers in which the IRS concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income. While the Fund might apply for its own private letter ruling from the IRS confirming that income from the Fund’s investment in certain commodity-linked notes and income from the Fund’s investment in the Subsidiary will constitute qualifying income, there can be no assurance that the IRS will issue the ruling to the Fund or that the IRS will not

MARCH 1, 2016	25

More About the Funds (continued)

change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The IRS currently has suspended issuing these types of private letter rulings pending further internal review. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M of the Code, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. The Fund’s investment in the Subsidiary and its use of commodity-linked notes involve specific risks. See “Subsidiary Risk” for further information regarding the Subsidiary, including the risks associated with investing in the Subsidiary. See “Commodity Risk” and “Derivatives Risk” for further information regarding commodity-linked notes, including the risks associated with these instruments.

Alternative Strategies Risk. The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Alternative strategies involve complex securities transactions that involve risks in addition to those risks with direct investments in securities described herein, including leverage risk and the risks described under “Derivatives Risk” and “Short Selling Risk”.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Smaller Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the adviser will make use of quantitative models and information and data supplied by third parties to, among other things, help determine the portfolio’s asset allocation weightings and construct sets of transactions and investments. To the extent the models used by the adviser or the information and data supplied by third parties are incorrect or incomplete, the decisions made by the adviser in reliance thereon will expose the Fund to potential risks and could lead to the Fund incurring losses on its investments.

Additional Risks for Global Allocation Fund

Smaller Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Prepayment and Call Risk. The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Depositary Receipts Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Additional Risks for Systematic Alpha Fund

CFTC Regulation Risk. The Fund is subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity

26	J.P. MORGAN FUNDS

pool” and the adviser is subject to regulation as a “commodity pool operator” with respect to the Fund. As a result, the Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.

Inflation-Protected Securities Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-protected securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., Consumer Price Index for All Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

For more information about risks associated with the types of investments that a Fund purchases, please read the “Risk/Return Summary” and the “Risk and Reward Elements for the Funds” later in the prospectus and in the Statement of Additional Information.

Additional Risk for All the Funds

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, a Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent a Fund from meeting its investment objective. These investments may result in a lower yield than lower-quality or longer-term investments, and, in the case of Funds that are using such investments for temporary defensive purposes, prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While a Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may be inconsistent with a Fund’s main investment strategies. Therefore, a Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine

MARCH 1, 2016	27

More About the Funds (continued)

from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Funds reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

EXPENSE LIMITATION

The shares of the J.P. Morgan Funds in which the Global Allocation Fund may invest a portion of its assets impose a separate investment advisory fee and a shareholder service fee. To avoid charging an investment advisory fee and a shareholder service fee at an effective rate above 0.60% for investment advisory and 0.25% for shareholder servicing on affiliated investments, the adviser and shareholder servicing agent will waive investment advisory and shareholder service fees with respect to each Fund in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated shareholder service fees charged by the underlying J.P. Morgan Funds.

EXPENSES OF UNDERLYING FUNDS

The Acquired Fund Fees and Expenses reflected in the Global Allocation Fund’s “Annual Fund Operating Expenses” table are based on the estimated target allocation of that Fund’s assets among the underlying funds including ETFs as of the date of this prospectus. The Fund invests in Class R6 Shares or the equivalent of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R6 Shares, the Fund will invest in Class R5 Shares. To the extent that an underlying fund does not offer Class R5 Shares, the Fund may invest in Institutional Class Shares or to the extent that an underlying fund does not have Institutional Class Shares, the Fund may invest in Select Class Shares of an underlying fund. Institutional Class and Select Class Shares have higher expenses than Class R5 and Class R6 Shares, and Class R5 Shares have higher expenses than Class R6 Shares. To the extent that the Fund invests in shares of the underlying funds that do not offer Class R6 Shares, the Fund’s total expenses will be higher. Acquired Fund Fees and Expenses will vary with changes in expenses of the underlying funds, as well as allocations of the Fund’s assets, and may be higher or lower than those shown. Acquired Fund Fees and Expenses include dividend expenses related to short sales by the underlying funds.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

As of July 31, 2014, the Systematic Alpha Fund changed its name and certain investment practices. Prior to July 31, 2014 the Fund operated as the JPMorgan Diversified Risk Fund. In light of these changes, the Fund’s performance record prior to July 31, 2014 might be less pertinent for investors considering whether to purchase shares of the Fund.

28	J.P. MORGAN FUNDS

The Funds’ Management and Administration

Each Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Fund.

Each Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Funds and makes the day-to-day investment decisions for the Funds.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

During the most recent fiscal year ended 10/31/15, JPMIM was paid management fees (net of waivers), as show below, as a percentage of average daily net assets:

Global Allocation Fund	0.31%
Systematic Alpha Fund	0.49%

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

Global Allocation Fund

The Fund is managed by JPMIM’s Global Investment Management Solutions — Global Multi-Asset Group (GIM Solutions — GMAG). The members of the GMAG team responsible for management and oversight of the Fund are Jeffery A. Geller, Managing Director and CFA charterholder, James Elliott, Managing Director and CFA charterholder, Jonathan M. Cummings, Executive Director and CFA charterholder, Grace Koo, Executive Director, and Eric J. Bernbaum, Vice President and CFA charterholder. As CIO for the Americas of GIM Solutions — GMAG, Mr. Geller has investment oversight responsibility for all accounts managed by the group. In addition, he has direct portfolio management responsibilities for GIM Solutions — GMAG’s less constrained mandates as well as those with large alternatives allocations. Mr. Geller joined JPMIM in 2006 and has been a portfolio manager of the Fund since its inception. Mr. Elliott is a portfolio manager in GIM Solutions — GMAG with responsibility for the management of total return portfolios. Mr. Elliot joined JPMIM in 1995 and became a co-head of the European Equity Team and head of retail equity funds in 2002. Mr. Elliot was the chief investment officer for Japan Portfolio Group in Tokyo. Mr. Elliott has been a portfolio manager of the Fund since its inception. Mr. Cummings is a portfolio manager in GIM Solutions — GMAG with responsibility for absolute return and less benchmark constrained accounts. Mr. Cummings joined JPMIM in 2005. Ms. Koo is a portfolio manager in GIM Solutions — GMAG with responsibility for quantitative multi-asset portfolio strategies, dynamic asset allocation and long term capital market assumptions. Ms. Koo joined the firm in 2007. Mr. Bernbaum is a portfolio manager in GIM Solutions — GMAG with responsibility for portfolio construction and manager research. An employee of JPMIM since 2008 and portfolio manager of the Fund since 2014, Mr. Bernbaum focuses on manager research, portfolio construction and the implementation of tactical asset allocation across GIM Solutions-GMAG.

Systematic Alpha Fund

The Fund is managed by JPMIM’s Global Investment Management Solutions — Global Multi-Asset Group (GIM Solutions-GMAG). The members of the GIM Solutions-GMAG team responsible for management and oversight of the Fund are Yazann Romahi and Victor Li. Mr. Romahi, Managing Director, leads the Quantitative Portfolio Strategies team and is a portfolio manager on the alternative beta suite of products within GIM Solutions-GMAG. Mr. Romahi has been an employee since 2003 and a portfolio manager on the Fund since its inception. Mr. Li, Vice President, is also a portfolio manager on the alternative beta suite of products within GIM Solutions-GMAG focusing on alternative beta, tactical asset allocation, model development and maintenance and strategic portfolio construction. Mr. Li has been an employee since 2010 and a portfolio manager of the Fund since 2014.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

MARCH 1, 2016	29

The Funds’ Management and Administration (continued)

The Funds’ Administrator

JPMIM (the Administrator) provides administrative services for and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class R2 Shares. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services. Class R6 Shares do not have shareholder service fees.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

The Systematic Alpha Fund’s Wholly-Owned Subsidiary

The Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same in all material respects as the policies and procedures adopted by the Fund. As a result, in managing the Subsidiary’s portfolio, JPMIM is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund’s SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

The Subsidiary has entered into separate contracts with JPMIM and its affiliates to provide investment advisory and other services to the Subsidiary. JPMIM has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to JPMIM by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency and audit services. Consolidated results of the Fund and its Subsidiary will be included in the Fund’s annual reports and semi-annual reports provided to shareholders. Copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please see the SAI for additional information about the organization and management of the Subsidiary.

30	J.P. MORGAN FUNDS

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, expenses, dividends and distributions.

Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Class R shares are primarily used in Group Retirement Plans. The particular Group Retirement Plan will determine the share class available to its participants.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

MARCH 1, 2016	31

Investing with J.P. Morgan Funds (continued)

	Class R2	Class R6
Eligibility[1]	May be purchased by Group Retirement Plans.[1]

May be purchased by

•  Group Retirement Plans,[1]

•  Certain discretionary accounts at JPMIM or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager) as defined below,

•  Certain direct investors as defined below,

•  Section 529 college savings plans,

•  The JPMorgan Diversified Fund,

•  Current and future JPMorgan SmartRetirement, SmartRetirement Blend and JPMorgan Access Funds, and

•  Such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

•  Investment companies not affiliated with JPMIM.

Minimum Investment[2,3]	No minimum

$5,000,000 — Discretionary Accounts.

$15,000,000 — Direct Investors.

Accounts cannot be aggregated to meet the initial minimum investment. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

Minimum Subsequent Investments	No minimum	No minimum
Distribution (12b-1) Fee	0.50% of the average daily net assets.	None
Shareholder Service Fee	0.25% of the average daily net assets.	None
Redemption Fee	None	None

[1]	For more information about eligible Group Retirement Plans, see “Group Retirement Plans” below.
[2]

Financial Intermediaries or other organizations making the Funds available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Funds.

[3]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.

Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent.

Accounts may be opened either directly with a Fund’s transfer agent or through Financial Intermediaries. If you have questions about eligibility, please call 1-800-480-4111.

•	Class R6 Shares are not subject to Rule 12b-1 fees.

•	Class R6 Shares have lower annual expense ratios than other share classes, as the Class R6 Shares have no ongoing shareholder service fees.

•

A Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of a Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

32	J.P. MORGAN FUNDS

Group Retirement Plans

The only retirement plans that are eligible to purchase Class R2 and Class R6 Shares are employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R2 and Class R6 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

There is no minimum investment requirement for Group Retirement Plans, Section 529 college savings plans and eligible investments by other J.P. Morgan Funds or unaffiliated investment companies.

Discretionary Accounts

Class R6 Shares may also be purchased by an account for an investor:

1.	Whose investments in a Fund are made and directed on their behalf by investment representatives at the Investment Manager pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account), and

2.	Whose Discretionary Account’s initial investment in a Fund is at least $5,000,000. Accounts cannot be aggregated to meet the initial minimum.

Direct Investors

Class R6 Shares also may be purchased by individuals, institutions, trusts, and foundations whose:

1.	Account is not held for the benefit of multiple underlying, unrelated investors, and

2.	Initial investment in the Fund is at least $15,000,000. Accounts cannot be aggregated to meet the initial minimum.

College Savings Plans

To be eligible to invest in Class R6 Shares, Section 529 college savings plans must hold their shares through plan level or omnibus accounts held on the books of a Fund.

FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services.

To obtain information, visit www.jpmorganfunds.com or call 1-800-480-4111.

Rule 12b–1 Fees

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class R2 Shares that allows it to pay distribution fees for the sale and distribution of these shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class R2	0.50%
Class R6	None

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MARCH 1, 2016	33

Investing with J.P. Morgan Funds (continued)

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. The J.P. Morgan Funds will no longer enter into new Sub TA Agreements that require fee payments with respect to Class R6 Shares. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Shareholder Servicing

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of a Fund).

Class	Shareholder Servicing Fee
Class R2	0.25%
Class R6	None

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

PURCHASING FUND SHARES

You may purchase shares directly from the Funds through the Distributor or through your Financial Intermediary.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“NYSE Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

34	J.P. MORGAN FUNDS

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE FUNDS
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•  J.P. Morgan Funds; or

•  The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks.

By Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P. Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

	Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.	Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

MARCH 1, 2016	35

Investing with J.P. Morgan Funds (continued)

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions for Class R6 Shares using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable fees.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class R2 Shares of a Fund may be exchanged for:

• Class R2 Shares of another J.P. Morgan Fund,

• Another share class of the same Fund if you are eligible to purchase that class.

Class R6 Shares of a Fund may be exchanged for:

• Class R6 Shares of another J.P. Morgan Fund,

• Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

36	J.P. MORGAN FUNDS

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1 or wired to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online

Call us at 1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

[1]	You cannot request redemption by check to be sent to an address updated within 30 days.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared (sometimes referred to as uncollected shares).

MARCH 1, 2016	37

Investing with J.P. Morgan Funds (continued)

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds), minus the amount of any applicable fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions for Class R6 Shares using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

If your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account. Before this action is taken, you will be given 60 days advance written notice in order to provide

38	J.P. MORGAN FUNDS

you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

Closings, Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

MARCH 1, 2016	39

Investing with J.P. Morgan Funds (continued)

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share. This is also known as the offering price. Shares are also redeemed at NAV. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

40	J.P. MORGAN FUNDS

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/ dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. A Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Global Allocation Fund generally distributes net investment income, if any, at least quarterly. The systematic Alpha Fund generally distributes net investment income, if any, on an annual basis. The Funds will distribute its net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

MARCH 1, 2016	41

Investing with J.P. Morgan Funds (continued)

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income. Dividends from a Fund may qualify for designation as qualified dividend income.

With respect to taxable shareholders, distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

It is anticipated that for federal income tax purposes, income and capital gain earned by the Subsidiary and distributed to the Systematic Alpha Fund and its shareholders will be considered a distribution of net investment income generally taxable as ordinary income. Net losses earned by the Subsidiary may not be netted with income or capital gain earned within the Fund and may not be carried forward for use in future years.

With respect to taxable shareholders, if you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, the Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, derivative instruments and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

42	J.P. MORGAN FUNDS

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by a Fund, as discussed in the Statement of Additional Information.

Any investor for whom the Funds do not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO). Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

MARCH 1, 2016	43

Investing with J.P. Morgan Funds (continued)

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Fund to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month end, the Funds will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that fiscal month.

Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

The Fund will post these quarterly schedules on J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.

Each of the Fund may disclose the Fund’s ten largest portfolio holdings and the percentage that each of these ten largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

44	J.P. MORGAN FUNDS

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R2 and Class R6 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared.

Wire — refers to a method used for payment or redemptions. While J.P. Morgan Funds does not charge to send a wire, your bank may charge a fee for this service.

MARCH 1, 2016	45

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up the Funds’ overall risk and reward characteristics. It also outlines the Funds’ policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting equity securities

•  A Fund’s share price and performance will fluctuate in response to stock market movements

•  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates

•  Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective

•  Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•  With respect to the Systematic Alpha Fund, a diversified, balanced portfolio should mitigate the effects of wide market fluctuations, especially when stock and bond prices move in different directions

•  Under normal circumstances a Fund plans to remain fully invested in accordance with its policies and the Fund may invest uninvested cash in affiliated money market funds

•  A Fund seeks to limit risk and enhance performance through active oversight and diversification

•  During severe market downturns, a Fund has the option of investing up to 100% of its total assets in high quality, short-term instruments

•  In addition to the securities described in the section titled “What are the Fund’s main investment strategies?” for the Global Allocation Fund, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and Global Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting debt securities (including U.S. government securities) — Systematic Alpha Fund

•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls

•  Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers

•  Most bonds will rise in value when interest rates fall

•  Debt securities have generally outperformed money market instruments over the long term with less risk than stocks. Government securities generally also have less risk than debt securities of lower quality issuers

• The Fund seeks to limit risk and enhance performance through active oversight and diversification

Credit quality

•  The default of an issuer would leave a Fund with unpaid interest or principal

•  Junk Bonds (those rated BB+, Ba1 or lower) have a higher risk of default, tend to be less liquid, and may be more difficult to value

• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains

•  A Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals

•  The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

46	J.P. MORGAN FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Management choices
•A Fund could underperform its benchmark due to its securities and asset allocation choices	•A Fund could outperform its benchmark due to these same choices	•The adviser focuses on active oversight and diversification across return factors, in an effort to provide enhanced risk-adjusted returns

Derivatives*

•Derivatives such as futures, options, swaps, and forward contracts[1] (includes forward foreign currency contracts) that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•A Fund may have difficulty exiting a derivatives position

•Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities

•The counterparty to a derivatives contract could default

•Derivatives that involve leverage could magnify losses

•Certain types of derivatives involve costs to a Fund which can reduce returns

•Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility

•Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•The use of derivatives to implement short positions involves the risk that there is no cap on maximum losses, and gains are limited to the price of the derivatives underlying reference securities, asset or index at the time the short position is established

•Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•A Fund could make money and protect against losses if management’s analysis proves correct

•Derivatives that involve leverage could generate substantial gains at low cost

•The implementation of short positions may allow a Fund to generate positive returns in declining markets

•A Fund may use derivatives to more effectively gain targeted equity exposure from its cash positions, for hedging and for risk management (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; a Fund may also use derivatives in an effort to enhance returns

•A Fund only establishes hedges that it expects will be highly correlated with underlying positions

•To the extent a Fund sells securities short and uses derivatives that involve leverage to its portfolio, the shorts may offset the additional market exposure caused by that leverage

•While a Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio

•A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Global Allocation Fund is not subject to regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition. The Systematic Alpha Fund is subject to regulation under the Commodity Exchange Act.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward contract is an obligation to buy or sell a given instrument on a future date and at a set price.

MARCH 1, 2016	47

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short selling

• Short sales may not have the intended effects and may result in losses

• A Fund may not be able to close out a short position at a particular time or at an acceptable price

• A Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

• Segregated or earmarked assets and posting collateral with respect to short sales may limit a Fund’s investment flexibility

• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

• A Fund could make money and protect against losses if management’s analysis proves correct

• Short selling may allow a Fund to implement insights into securities it expects to underperform

• Short selling may allow a Fund to diversify its holdings across a larger number of securities

• A Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

• A Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

ETFs and other investment companies[1]

• If a Fund invests in shares of another investment company or pooled investment vehicle, shareholders would bear not only their proportionate share of a Fund’s expenses, but also similar expenses of the ETF or other investment company

• The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

• Investments in other investment companies or pooled investment vehicles help to manage smaller cash flows

• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

• Generally, a Fund’s investments in other investment companies, including ETFs structured as investment companies, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

• Exemptive orders granted to various ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

Foreign investments

• Currency exchange rate movements could reduce gains or create losses

• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information

• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

• Favorable exchange rate movements could generate gains or reduce losses

• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

• Emerging markets can offer higher returns

• A Fund may actively manage the currency exposure of its foreign investments relative to their benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

48	J.P. MORGAN FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
•A Fund could have difficulty valuing these holdings precisely •A Fund could be unable to sell these holdings at the time or price desired	•These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•A Fund may not invest more than 15% of net assets in illiquid holdings

•To maintain adequate liquidity to meet redemptions, a Fund may hold high quality, short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•Increased trading would raise a Fund’s transaction costs

•Increased short-term capital gain distributions would raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns

	•A Fund could realize gain in a short period of time •A Fund could protect against losses if a security is overvalued and its value later falls	•A Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

Master Limited Partnerships (MLPs) — Global Allocation Fund

•Holders of MLP units have limited control and voting rights, similar to those of a limited partner

•An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns

•MLPs may, for tax purposes, affect the character of the gain and loss realized by the Fund and affect the holding period of the Fund’s assets

•MLPs can offer attractive returns

•MLPs may offer more attractive yields or potential growth than comparable equity securities

•MLPs offer attractive potential performance and opportunities for diversification

•The Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company

•The Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

MARCH 1, 2016	49

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Real Estate Investment Trusts (REITs)[1] — Global Allocation Fund

• The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests

• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties

• REITs may be more volatile and/or more illiquid than other types of equity securities

• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including the Fund) would be reduced by any corporate taxes payable by the REIT

• The Fund can gain exposure to an additional asset class in order to further diversify its assets

• The Fund may receive current income from its REIT investments

• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

• The Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

Loan Assignments and Participations — Global Allocation Fund
• Loan assignments and participations (like other high yield, corporate debt obligations) have a higher risk of default and may be less liquid and/or become illiquid	• Loan assignments and participations offer higher yields and higher potential gains

• The adviser performs ongoing credit review of the obligor and invests only in loan participations and assignments if it determines the instrument contains favorable risk/reward characteristics

• A Fund limits its investments in illiquid securities to no more than 15% of a Fund’s net assets at the time of purchase

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

50	J.P. MORGAN FUNDS

Related Performance

In addition to acting as investment adviser to the Systematic Alpha Fund, JPMIM manages other accounts using a commodity strategy. The following table shows the historical performance of all accounts managed by JPMIM, which have substantially similar investment objectives, policies, strategies and risks as the Systematic Alpha Fund. The composite is provided to illustrate the past performance of JPMIM in managing substantially similar accounts. Please note that this composite does not represent the performance of the Systematic Alpha Fund. Although the accounts in the composite are managed in a substantially similar style to the Systematic Alpha Fund, their investment objectives, policies, strategies and risks are not identical. You should not consider this performance data as an indication of future performance of the Systematic Alpha Fund or JPMIM.

The accounts that are included in the composite are not subject to the same types of expenses to which the Systematic Alpha Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Systematic Alpha Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the composite could have been adversely affected if the accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of the composite presented below are unaudited. The investment results for the composite were not calculated pursuant to the methodology established by the Securities and Exchange Commission that is used to calculate performance results of the Systematic Alpha Fund. The performance results for the composite are calculated monthly as the sum of each constituent portfolio’s monthly return weighted using beginning market values plus day-weighted cashflows, i.e., asset-weighted. The returns included in the composite are gross of fees. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and cash equivalents are included in performance returns. Annual returns are calculated by geometrically linking individual monthly returns. Investors should also be aware that the use of a methodology different from what is used below to calculate performance could result in different performance data.

Calendar Year	Diversified Alternative Beta Composite[1]	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index[2]
2013	8.44	0.02
2014	1.40	0.02
2015	0.13	0.05

Annualized Period
2 Year Ended 10/31/15	2.17	0.05
1 Year Ended 10/31/14	2.66	0.02
Inception (through 10/31/14)	3.64	0.05

1	The information presented is for the JPMIM Diversified Alternative Beta Composite. The inception date of the composite is July 2009. The composite is Euro denominated. The composite contains information from all of the accounts managed in a substantially similar manner as the Systematic Alpha Fund. The net performance represents total return, assuming reinvestment of all dividends and proceeds from capital transactions. The composite performance has been adjusted to reflect the estimated total annual fund operating expenses for Class A Shares taking into account any contractual fee waivers or expense reimbursements.

2	The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees.

MARCH 1, 2016	51

Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for each share class for each of the past one to five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Allocation Fund
Class R2
Year Ended October 31, 2015	$17.13	$0.19	(h)	$(0.01)	$0.18	$(0.31)	$(0.56)	$(0.87)
Year Ended October 31, 2014	16.44	0.22	(h)	0.96	1.18	(0.12)	(0.37)	(0.49)
Year Ended October 31, 2013	14.51	0.25	(h)	2.04	2.29	(0.36)	—	(0.36)
Year Ended October 31, 2012	13.53	0.34		0.99	1.33	(0.35)	—	(0.35)
May 31, 2011 (i) through October 31, 2011	15.00	0.12		(1.58)	(1.46)	(0.01)	—	(0.01)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

52	J.P. MORGAN FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements (f)		Portfolio turnover rate (c)(g)

$16.44	1.14%	$203	1.27%		1.17%		1.77%		44%
17.13	7.29	62	1.28		1.31		2.07		87
16.44	16.06	58	1.30		1.61		2.79		120
14.51	9.99	50	1.30		2.44		2.79		67
13.53	(9.71)	45	1.30	(j)	2.10	(j)	3.04	(j)	51

MARCH 1, 2016	53

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Systematic Alpha Fund
Class R6
Year Ended October 31, 2015	$15.21	$0.09	(f)	$0.28	$0.37	$—	$(0.02)	$(0.02)
Year Ended October 31, 2014	15.64	0.01	(f)(g)	0.73	0.74	(1.17)	—	(1.17)
February 12, 2013 (i) through October 31, 2013	15.00	0.07		0.57	0.64	—	—	—
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Expenses without waivers, reimbursements and earnings credits may appear disproportionate among classes due to changes in the relative size of the classes.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.

54	J.P. MORGAN FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$15.56	2.44%	$9,762,583	0.64%		0.59%		1.10%		164%
15.21	5.08	54,788	0.88		0.09	(g)	4.84	(h)	113
15.64	4.27	52,144	0.95	(j)	0.63	(j)	6.44	(j)	112

MARCH 1, 2016	55

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Funds, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Funds’ investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Funds is 811-21295

©JPMorgan Chase & Co., 2016. All rights reserved. July 2016. PR-GALSAR2R6-316-2

Prospectus

J.P. Morgan Income Funds

Class A, Class C & Select Class Shares

March 1, 2016, as supplemented July 1, 2016

JPMorgan Emerging Markets Local Currency Debt Fund Class/Ticker: A/JECAX; C/JECCX; Select/JECSX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Emerging Markets Local Currency Debt Fund

Class/Ticker: A/JECAX; C/JECCX; Select/JECSX

What is the goal of the Fund?

The Fund seeks to provide total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 18 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.96	0.98	0.51
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.71	0.73 [1]	0.26
Acquired Fund Fees and Expenses	0.06	0.06	0.06

Total Annual Fund Operating Expenses	1.97	2.49	1.27
Fee Waivers and Expense Reimbursements[2]	(0.77)	(0.79)	(0.32)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.20	1.70	0.95

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.20%, 1.70% and 0.95% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/17 and total annual

MARCH 1, 2016	1

JPMorgan Emerging Markets Local Currency Debt Fund (continued)

fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	493	898	1,329	2,525
CLASS C SHARES ($)	273	700	1,254	2,766
SELECT CLASS SHARES ($)	97	371	666	1,506

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	493	898	1,329	2,525
CLASS C SHARES ($)	173	700	1,254	2,766
SELECT CLASS SHARES ($)	97	371	666	1,506

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 134% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests primarily in debt securities that it believes have the potential to provide total return from countries whose economies or bond markets are less developed (emerging markets). Under normal circumstances, the Fund invests at least 80% of its Assets in debt securities of issuers located in or tied economically to emerging markets that are denominated in emerging markets currencies (Local Currency Debt Securities) or in derivatives or other instruments that are used as substitutes for Local Currency Debt Securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets currently include most countries in the world except Australia, Canada, Japan, New Zealand, the U.S., the United Kingdom, and most of the countries of western Europe and Hong Kong. A security will deemed to be tied economically to emerging markets if: (1) the issuer is organized under the laws of, or has a principal place of business in an emerging market; or (2) the principal listing of the issuer’s securities is in a market that is in an emerging market; or (3) the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerg-

ing market; or (4) the issuer has at least 50% of its assets located in an emerging market.

As part of its main investment strategies, the Fund may invest all or substantially all of its assets in sovereign debt securities. Sovereign debt securities are securities that are issued or guaranteed by foreign sovereign governments or their agencies, authorities or political subdivisions or instrumentalities, and supranational agencies. The Fund may invest, to a lesser extent, in debt securities issued or guaranteed by foreign corporations and foreign financial institutions.

These securities may be of any maturity and quality. The Fund does not have any minimum quality rating requirement and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent. As part of its principal investment strategies, the Fund may invest in foreign municipal securities, fixed and floating or variable rate instruments, inflation-linked securities, corporate debt and zero-coupon securities. The Fund may also invest in structured investments such as credit linked notes (CLNs) involving U.S. or non-U.S. counterparties for which the reference instrument is an emerging markets debt instrument denominated in an emerging markets currency. CLNs are typically structured as a limited purpose trust or other vehicle that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to emerging markets.

Derivatives are instruments that have a value based on another instrument, exchange rate or index. In addition to direct investments in securities, the Fund will use derivatives as a substitute for securities in which the Fund can invest. The Fund may use derivatives and in particular, currency forwards and interest rate swaps as well as securities with embedded derivatives such as CLNs to synthetically gain exposure to Local Currency Debt Securities. For purposes of the Fund’s 80% policy, the Fund will be deemed to be using a derivative as a substitute for a Local Currency Debt Security: (1) when the reference security for the derivative is a Local Currency Debt Security or (2) when the derivative whether used alone or in combination with securities or other derivatives creates a synthetic instrument with economic characteristics similar to a Local Currency Debt Security.

The Fund uses currency forwards including non-deliverable forwards and interest rate swaps as substitutes for Local Currency Debt Securities. In addition to using currency forwards and interest rate swaps as a substitute for investments in securities, the Fund may use futures contracts, options, credit default swaps and currency options to help manage duration, sector and yield curve exposure and credit and spread volatility and to establish or adjust exposure to particular foreign securities, markets or currencies. The Fund also may use derivatives to hedge an investment in one currency back to another cur-

2	J.P. MORGAN INCOME FUNDS

rency, to increase income and gain to the Fund, and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in U.S. dollar-denominated investments such as registered investment companies including J.P. Morgan money market funds, securities issued by the U.S. government and its agencies, or other U.S. dollar-denominated investments to maintain asset coverage for the Fund’s derivative positions and for cash management purposes. Although the Fund may hedge its investments to developed market currencies from time to time, the Fund is designed to seek exposure to emerging markets currencies and therefore, does not hedge its investments back to developed market currencies as part of its principal investment strategy.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors, combining macro-economic research with bottom up fundamental country and credit analysis. The adviser analyzes rates and foreign exchange separately using a quantitative assessment with a qualitative overlay. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, currency risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depository receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

MARCH 1, 2016	3

JPMorgan Emerging Markets Local Currency Debt Fund (continued)

Sovereign Debt Risk. The Fund may invest all or substantially all of its assets in sovereign debt securities. These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s investments and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Derivatives Risk. Derivatives, including currency forwards, interest rate swaps and currency options, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be particularly sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Strategy Risk. The Fund’s use of derivatives such as currency forwards and interest rate swaps may not be effective to gain or manage exposure to a emerging markets or to hedge the Fund’s investments. The Fund may invest a significant amount of its assets in U.S. dollar-denominated securities including registered investment companies and U.S. government and agency securities to support its derivative strategies. The Fund will be subject to risks associated with such U.S. dollar-denominated securities including interest rate and credit risk as well as risks specific to U.S. government and agency securities and securities of registered investment companies.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

High Yield Securities Risk. The Fund may invest in securities that are obligations of companies that are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.

Foreign Municipal Securities Risk. The risk of a foreign municipal security generally depends on the financial and credit status of the issuer, which in turn will depend on the local economic,

4	J.P. MORGAN INCOME FUNDS

regulatory, political and other factors and conditions. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the applicable legislature or municipality authorizes money for that purpose. In addition, the issuer of the obligations may be unable or unwilling to make interest and principal payments when due. These securities are also subject to foreign and emerging markets risks based on the location of the issuer.

CLN Risk. CLNs are synthetic instruments that are subject to the counterparty risk described above under “Credit Risk.” In the event of a default, the Fund does not have a right in the underlying reference debt obligation. Generally, payments under the CLN are conditioned on the CLN’s receipt of payments from, and the CLN’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN invests. If a default were to occur, the stream of payments may stop and the CLN would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the CLN.

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a registered investment company to distribute all of its net income.

Inflation-Linked Security Risk. Inflation-linked emerging markets debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities may be adjusted periodically to a specified rate of inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in a particular emerging market or in the emerging markets in which the Fund invests or in the United States. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, changes in foreign exchange rates may negate the impact of any adjustments to interest rates payable on the securities for non-U.S. dollar denominated inflation-linked securities.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economics results of those issuing the securities.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how performance of the Fund’s Select Class Shares varied from year to year over the past three calendar years. The table shows the average annual total returns over the past one year and life of the Fund. The table compares that performance to the J.P. Morgan GBI-EM Global Diversified Index and the Lipper Emerging Markets Local Currency Debt Funds Index. The Lipper index is based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

MARCH 1, 2016	5

JPMorgan Emerging Markets Local Currency Debt Fund (continued)

Best Quarter	2nd quarter, 2014	3.50%
Worst Quarter	3rd quarter, 2015	–10.64%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund since (6/29/12)
SELECT CLASS SHARES
Return Before Taxes	(15.88)%	(7.96)%
Return After Taxes on Distributions	(15.88)	(8.06)
Return After Taxes on Distributions and Sale of Fund Shares	(8.99)	(5.93)
CLASS A SHARES
Return Before Taxes	(19.33)	(9.20)
CLASS C SHARES
Return Before Taxes	(17.63)	(8.66)
J.P. MORGAN GBI-EM GLOBAL DIVERSIFIED INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(14.92)	(6.28)
LIPPER EMERGING MARKETS LOCAL CURRENCY DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	(15.20)	(6.23)

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Pierre-Yves Bareau	2012	Managing Director
Didier Lambert	2012	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial

Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	J.P. MORGAN INCOME FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund’s main investment strategies are summarized in the Fund’s Risk/Return Summary. Additional information about the Fund’s main investment strategies are included below. Where applicable, the following identifies other strategies that are not anticipated to be main strategies of the Fund, but that may become more important to the Fund’s management in the future.

Under normal circumstances, the Fund invests at least 80% of its Assets in debt securities of issuers located in or tied economically to emerging markets that are denominated in emerging markets currencies (Local Currency Debt Securities) or in derivatives and other instruments that are used as substitutes for Local Currency Debt Securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will provide shareholders with at least 60 days notice of a change in the 80% policy. For purposes of the Fund’s 80% policy, some examples of “debt securities” include sovereign debt securities, supranational debt, municipal securities, structured securities including CLNs, fixed and floating or variable rate instruments, inflation-linked debt securities, corporate debt securities, zero-coupon securities, commercial paper, convertible bonds, pay-in-kind securities, and deferred payment securities. A security will deemed to be tied economically to emerging markets if: (1) the issuer is organized under the laws of, or has a principal place of business in an emerging market; or (2) the principal listing of the issuer’s securities is in a market that is in an emerging market; or (3) the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or (4) the issuer has at least 50% of its assets located in an emerging market.

As part of its main investment strategies, the Fund may invest all or substantially all of its assets in sovereign debt securities. Sovereign debt securities are securities that are issued or guaranteed by foreign sovereign governments or their agencies, authorities or political subdivisions or instrumentalities, and supranational agencies. The Fund may invest, to a lesser extent, in debt securities issued or guaranteed by foreign corporations and foreign financial institutions.

These securities may be of any maturity and quality. The Fund does not have any minimum quality rating requirement and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s, S&P, or Fitch, respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the adviser to be of comparable quality. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. The adviser will consider such an event in determining whether the Fund should continue to hold the security.

As part of its principal investment strategies, the Fund may invest in foreign municipal securities, fixed and floating or variable rate instruments, inflation-linked securities, corporate debt and zero-coupon securities. The Fund may also invest in structured investments such as CLNs involving U.S. or non-U.S. counterparties for which the reference instrument is an emerging markets debt instrument denominated in an emerging markets currency. CLNs are typically structured as a limited purpose trust or other vehicle that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to emerging markets.

Derivatives are instruments that have a value based on another instrument, exchange rate or index. In addition to direct investments in securities, the Fund will use derivatives as a substitute for securities in which the Fund can invest. The Fund may use derivatives and in particular, currency forwards and interest rate swaps as well as securities with embedded derivatives such as CLNs to synthetically gain exposure to Local Currency Debt Securities. For purposes of the Fund’s 80% policy, the Fund will be deemed to be using a derivative as a substitute for a Local Currency Debt Security: (1) when the reference security for the derivative is a Local Currency Debt Security or (2) when the derivative whether used alone or in combination with securities or other derivatives creates a synthetic instrument with economic characteristics similar to a Local Currency Debt Security.

The Fund uses currency forwards including non-deliverable forwards and interest rate swaps as substitutes for Local Currency Debt Securities. In addition to using currency forwards and interest rate swaps as a substitute for investments in securities, the Fund may use futures contracts, options, credit default swaps and currency options to help manage duration, sector and yield curve exposure and credit and spread volatility and to establish or adjust exposure to particular foreign securities, markets or currencies. The Fund also may use derivatives

MARCH 1, 2016	7

More About the Fund (continued)

to hedge an investment in one currency back to another currency, to increase income and gain to the Fund, and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies. Although not part of its principal strategy, the Fund may use other types of derivatives from time to time including credit default swaps.

Investments in securities in developed markets are not a principal strategy of the Fund except that the Fund may invest in U.S. dollar-denominated investments such as registered investment companies including J.P. Morgan money market funds, securities issued by the U.S. government and its agencies, or other U.S. dollar-denominated investments to maintain asset coverage for the Fund’s derivative positions and for cash management purposes. Although the Fund may hedge its investments to developed market currencies from time to time, the Fund is designed to seek exposure to emerging markets currencies and therefore, does not hedge its investments back to developed market currencies as part of its principal investment strategy.

INVESTMENT PROCESS

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors, combining macro-economic research with bottom up fundamental country and credit analysis. The adviser analyzes rates and foreign exchange separately using a quantitative assessment with a qualitative overlay. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, currency risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund is non-diversified.

The frequency with which the Funds buy and sell securities will vary from year to year, depending on market conditions.

The Funds may utilize these investments and strategies to a greater or lesser degree.

FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. None of the policies in this prospectus are funda- mental. The Funds’ Board of Trustees may change the Fund’s investment objective and any of the policies in this prospectus without shareholder approval. All fundamental policies of the Fund are specifically identified in the Statement of Additional Information.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objectives.

The main risks associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks of the Fund are described below.

Please note that the Funds also may use strategies that are not described herein, but which are described in the Risk and Reward Elements for the Funds, and Investment Practices later in the prospectus and the Statement of Additional Information.

Main Risks

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets may be more volatile and generally are not as regulated as securities markets.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. The Fund invests in debt securities that increase or decrease in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest

8	J.P. MORGAN INCOME FUNDS

rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Foreign Securities and Emerging Markets Risk. The Fund may invest all of its assets in foreign securities including securities in emerging markets. Investments in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investments, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or received delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries, and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease a Fund’s yield on those securities.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or other failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

High Yield Securities Risk. The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to

MARCH 1, 2016	9

More About the Fund (continued)

greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, certain Funds are intended for investors who are able and willing to assume a high degree of risk.

Strategy Risk. The Fund’s use of derivatives such as currency forwards and interest rate swaps may not be effective to gain or manage exposure to a emerging markets or to hedge the Fund’s investments. The Fund may invest a significant amount of its assets in U.S. dollar-denominated securities including registered investment companies and U.S. government and agency securities to support its derivative strategies. The Fund will be subject to risks associated with such U.S. dollar denominated securities including interest rate and credit risk as well as risks specific to U.S. government and agency securities and securities of registered investment companies.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. The Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and charter of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates that it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe,

10	J.P. MORGAN INCOME FUNDS

such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Foreign Municipal Securities Risk. The risk of a foreign municipal security generally depends on the financial and credit status of the issuer, which in turn will depend on the local economic, regulatory, political and other factors and conditions. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the applicable legislature or municipality authorizes money for that purpose. In addition, the issuer of the obligations may be unable or unwilling to make interest and principal payments when due. These securities are also subject to foreign and emerging markets risks based on the location of the issuer.

CLN Risk. CLNs are synthetic instruments that are subject to the counterparty risk described above under “Credit Risk.” In the event of a default, the Fund does not have a right in the underlying reference debt obligation. Generally, payments under the CLN are conditioned on the CLN’s receipt of payments from, and the CLN’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN invests. If a default were to occur, the stream of payments may stop and the CLN would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the CLN.

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more sensitive to, changes in interest rates and credit quality than other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year even though the holder receives no interest payments on the note during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon securities) to its share holders each year to maintain its status as a registered investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

Inflation-Linked Security Risk. Inflation-linked emerging markets debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities may be adjusted periodically to a specified rate of inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in a particular emerging market or in the emerging markets in which the Fund invests or in the United States. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, changes in foreign exchange rates may negate the impact of any adjustments to interest rates payable on the securities for non-U.S. dollar denominated inflation-linked securities.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Additional Risk for the Fund

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted

MARCH 1, 2016	11

More About the Fund (continued)

seeding period from the implementation of the Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that a Fund purchases, please read “Risk/Return Summaries” and the “Risk and Reward Elements for the Funds” later in the prospectus and in the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of the Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which the Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Fund and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for the Fund. JPMorgan and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and if used for temporary defensive purposes rather than an investment strategy, may prevent the Fund from meeting their investment objectives. These investments may result in a lower yield than lower-quality or longer-term investments, and, in the case of Funds that are using such investments for temporary defensive purposes, prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. gov- ernment, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objectives. These investments may be inconsistent with the Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

12	J.P. MORGAN INCOME FUNDS

The Fund’s Management and Administration

The Fund is series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund and make the day-to-day investment decisions for the Fund. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/15, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Emerging Markets Local Currency Fund	0.53%

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are Pierre Yves Bareau, Managing Director, and Didier Lambert, Managing Director. Mr. Bareau and Mr. Lambert work together to establish the overall duration, yield curve strategies, risk characteristics, and sector and currency allocations of the Fund. Within these parameters, Mr. Bareau and Mr. Lambert make the day-

to-day investment decisions concerning debt securities and other strategies used by the Fund based on a separate analysis of rates foreign exchange using a quantitative assessment coupled with a qualitative overlay. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers. Mr. Bareau has been a portfolio manager for the Fund since its inception. Before joining JPMIM in October 2009, Mr. Bareau was the Chief Investment Officer for Fortis Investments for emerging markets debt for more than 10 years. Mr. Lambert is a senior portfolio manager with the emerging markets debt team. Prior to joining JPMIM in October 2009, Mr. Lambert was at Fortis Investments for 10 years, initially serving as a fixed income analyst and later as a senior portfolio manager deputy chief investment officer.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities.

The Fund’s Administrator

JPMIM (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class C and Select Class Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of

MARCH 1, 2016	13

The Fund’s Management and Administration (continued)

their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees.

These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

14	J.P. MORGAN INCOME FUNDS

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the share class most appropriate for you and decide how much you want to invest. The Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

MARCH 1, 2016	15

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Select
Eligibility[1]	May be purchased by the general public	May be purchased by the general public

Limited to certain investors, including:

•  Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•  Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

•  Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the Fund.[2]

Minimum Investment[1,3,4]	$1,000 for the Fund or $50, if establishing a Systematic Investment Plan	$1,000 for the Fund or $50, if establishing a Systematic Investment Plan

$1,000,000 — An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 – Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Fund[2] or

$50 for employees, if establishing a Systematic Purchase Plan.

Minimum Subsequent Investments[1]	$50[5]	$50[5]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.
Systematic Purchase Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.

16	J.P. MORGAN INCOME FUNDS

	Class A	Class C	Select
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 3.75% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	On purchases of $1 million or more: • 0.75% on redemptions made within 18 months after purchase. Waived under certain circumstances.	• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.
Redemption Fee	None	None	None
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Select Class Shares have lower fees than Class A and Class C Shares.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.

[1]

Financial Intermediaries or other organizations making the Fund available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

[2]

May also be purchased directly from the Fund by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates

MARCH 1, 2016	17

Investing with J.P. Morgan Funds (continued)

[3]

Investment minimums may be waived for certain types of Group Retirement Plans (as defined in the glossary), as well as for certain fee-based programs. The Fund reserves the right to waive any initial or subsequent investment minimum.

[4]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[5]	Minimum subsequent investment for Systematic Purchase Plans established before 3/1/15 was $25.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Fund. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the Fund, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finders fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $100,000	3.75	3.90	3.25	0.00
$100,000 to $249,999	3.25	3.36	2.75	0.00
$250,000 to $499,999	2.25	2.30	2.00	0.00
$500,000 to $999,999	1.75	1.78	1.50	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $3,999,999	0.00	0.00	0.75	0-18 months — 0.75%
$4,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

18	J.P. MORGAN INCOME FUNDS

Finder’s Fee Schedule for Defined Contribution Plans

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	0.75	0.00
$4,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months —1.00%

Select Class Shares

There is no sales charge, commission or CDSC associated with Select Class Shares.

Reducing Your Class A Sales Charges

The Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase. The amount of the sales charge will be calculated based on the market value of your qualifying holdings as of the last calculated NAV prior to your investment.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund or your Financial Intermediary, and you must inform your Financial Intermediary or the Fund that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Fund or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

MARCH 1, 2016	19

Investing with J.P. Morgan Funds (continued)

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Select Class and Institutional Class Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the Fund if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Fund’s other share classes.

20	J.P. MORGAN INCOME FUNDS

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group Retirement Plans which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the Group Retirement Plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGH’s, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of an financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

MARCH 1, 2016	21

Investing with J.P. Morgan Funds (continued)

To keep your CDSC as low as possible, the Fund will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with the fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.	If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which the Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at new asset value during a defined time period.

1.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

22	J.P. MORGAN INCOME FUNDS

Rule 12b–1 Fees

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Select Class	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Shareholder Servicing

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of the Fund).

Class	Shareholder Servicing Fee
Class A	0.25%
Class C	0.25%
Select Class	0.25%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

PURCHASING FUND SHARES

You may purchase shares directly from the Fund through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

MARCH 1, 2016	23

Investing with J.P. Morgan Funds (continued)

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Fund is open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by the Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“NYSE Close”), on a day the Fund is open for business, will be effected at that day’s NAV. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Fund prior to such time as agreed upon by the Fund and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of the Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Fund, see the information below.

HOW TO PURCHASE
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks.

24	J.P. MORGAN INCOME FUNDS

HOW TO PURCHASE
	Opening a New Account	Purchasing into an Existing Account

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Fund currently does not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Fund and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number

MARCH 1, 2016	25

Investing with J.P. Morgan Funds (continued)

or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Fund.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class A Shares of the Fund may be exchanged for:

•  Class A Shares of another J.P. Morgan Fund,

•  Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund beginning 10/1/16), or

•  Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of the Fund may also be exchanged for:

•  Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund beginning 10/1/16). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

•  Select Class or Institutional Class Shares, if available, of the same fund (except any of the J.P. Morgan money market funds) provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Select Class Shares of the Fund may be exchanged for:

•  Select Class Shares of another J.P. Morgan Fund, or

•  Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of the Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of the Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

26	J.P. MORGAN INCOME FUNDS

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of the Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

MARCH 1, 2016	27

Investing with J.P. Morgan Funds (continued)

HOW TO REDEEM
Systematic Redemption Plan[2] Note: The Fund currently does not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

•  Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•  Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 30 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Fund’s transfer agent or the Fund), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of the Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Fund, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Fund and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

28	J.P. MORGAN INCOME FUNDS

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Select Class accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Fund identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example,

MARCH 1, 2016	29

Investing with J.P. Morgan Funds (continued)

when the Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund’s own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. As a result, the Fund is often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Fund.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Fund will be able to effectively identify and eliminate market timing and abusive trading in the Fund particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Fund’s market timing policies and restrictions as uniformly as practicable to accounts with the Fund, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of the Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

30	J.P. MORGAN INCOME FUNDS

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within the Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

MARCH 1, 2016	31

Investing with J.P. Morgan Funds (continued)

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, on a monthly basis. The Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to a Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income. It is unlikely that dividends from a Fund will qualify to any significant extent for designation as qualified dividend income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments a Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in a Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

32	J.P. MORGAN INCOME FUNDS

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares will generally be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

The Fund’s investment in certain debt obligations, derivative instruments, and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, a Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investment through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.

The above is the general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

MARCH 1, 2016	33

Investing with J.P. Morgan Funds (continued)

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Fund may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for the Fund have delegated the authority to vote proxies for securities owned by the Fund to the applicable investment adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than seven calendar days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month.

34	J.P. MORGAN INCOME FUNDS

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

The Fund will post these quarterly schedules on J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.

The Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

MARCH 1, 2016	35

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that the Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from the Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by the Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group retirement plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

36	J.P. MORGAN INCOME FUNDS

Investment Practices

This table discusses the types of investments which can be held by each Fund. In each case the related types of risk are also listed.

INSTRUMENT	RISKS
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Credit Currency Interest Rate Liquidity Market Political
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception of borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes.	Credit Interest Rate Market
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Currency Interest Rate Liquidity Market Political
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Credit Currency Interest Rate Liquidity Market Political Valuation

MARCH 1, 2016	37

Investment Practices (continued)

INSTRUMENT	RISKS
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Currency Credit Interest Rate Leverage Liquidity Management Market Political Valuation
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investment
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and interest rate and currency swaps, caps and floors.	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and American Depositary Securities.	Foreign Investment Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by a Fund’s adviser to be of comparable quality.	Credit Currency High YieldSecurities Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Include fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Credit Currency Interest Rate
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Credit Interest Rate Market
Investment Company Securities: Shares of other investment companies, including funds which the adviser and/or an affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.	Investment Company Market
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Credit Interest Rate Market Natural Event Political Prepayment Tax

38	J.P. MORGAN INCOME FUNDS

INSTRUMENT	RISKS
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	Credit Liquidity Market Management
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Credit Foreign Investment Liquidity Political Valuation
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	Credit Liquidity Leverage Management Market
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Credit Foreign Investment Liquidity Political Valuation
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	Credit Foreign Investment Liquidity Management Market
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes.	Credit Interest Rate Liquidity Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), including funding notes, subordinated benchmark notes, collateral mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).	Credit Government Securities Interest Rate Market

MARCH 1, 2016	39

Investment Practices (continued)

INSTRUMENT	RISKS
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupons Under Book-Entry Safekeeping (CUBES).	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.	Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Credit Currency Interest Rate Liquidity Market Political Valuation Zero-Coupon Securities

Risk related to certain investments held by the Fund:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as securities issued by Fannie Mae, Ginnie Mae or Freddie Mac securities). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

High yield securities risk The risk that the Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of a Fund’s investments and the Fund’s net asset value may be volatile.

Furthermore, though these investments generally provide a high yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to great risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If the Fund invests in shares of another investment company, shareholders would bear not only the proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

40	J.P. MORGAN INCOME FUNDS

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

Zero-Coupon securities risk The risk that the market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year even though the holder receives no interest payments on the note during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which a Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

MARCH 1, 2016	41

Risk and Reward Elements for the Fund

This table discusses the main elements that make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

• The Fund’s share price and performance will fluctuate in response to foreign market movements

•  The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•  The Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•  Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•  The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

• Foreign investments, which represent a major portion the world’s securities, offer attractive potential performance and opportunities for diversification

•  Most bonds will rise in value when interest rates fall

• Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification

•  Emerging markets can offer higher returns

• Favorable exchange rate movements could generate gains or reduce losses

• Under normal circumstances, the Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds, in addition to the securities described in the “What are the Fund’s main investment strategies?” section

•  During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high quality short-term securities

• The Fund may use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

Credit quality

• The default of an issuer would leave the Fund with unpaid interest or principal

•  Junk Bonds (those rated BB+, Ba1 or lower) have a higher risk of default, tend to be less liquid, and may be more difficult to value

• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains

• The Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals

•  The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

Foreign currencies

• Currency exchange rate movements could reduce gains or create losses

•  Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  The Fund is not required to hedge its investments in non-dollar denominated securities back to the U.S. dollar thereby amplifying the risks associated with the Fund’s investments that are denominated in foreign currencies

• Favorable exchange rate movements could generate gains or reduce losses

• The Fund may manage the currency exposure of its foreign investments and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain instruments

42	J.P. MORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• The Fund could underperform its benchmark due to its sector, securities or duration choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Investment companies
• If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company	• Investments in other investment companies help to manage smaller cash flows

• Generally, the Fund’s investments in other investment companies are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•  Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

MARCH 1, 2016	43

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

• Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•  The Fund may have difficulty exiting a derivatives position

•  Derivatives used for risk management or to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

•  The counterparty to a derivatives contract could default

•  Certain types of derivatives involve costs to the Fund which can reduce returns

•  Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

•  Derivatives that involve leverage could magnify losses

• Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•  Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

• The Fund could make money and protect against losses if management’s analysis proves correct

•  Derivatives that involve leverage could generate substantial gains at low cost

• The Fund uses derivatives for hedging and for risk management and to increase income or gain (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

• When the Fund uses derivatives for hedging purposes, the Fund only establishes hedges that it expects will be highly correlated with underlying positions

• While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio

• The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

• The Fund may not invest more than 15% of net assets in illiquid holdings

•  To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

44	J.P. MORGAN INCOME FUNDS

This Page Intentionally Left Blank.

MARCH 1, 2016	45

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for each share class for each of the past one through four fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital
Emerging Markets Local Currency Debt Fund
Class A
Year Ended October 31, 2015	$9.30	$0.31	(f)(g)	$(2.05)	$(1.74)	$—	$—	$— (h)
Year Ended October 31, 2014	9.69	0.39	(f)	(0.78)	(0.39)	—	—	—
Year Ended October 31, 2013	10.27	0.33	(f)	(0.76)	(0.43)	(0.03)	(0.01)	(0.11)
June 29, 2012 (j) through October 31, 2012	10.00	0.11		0.21	0.32	(0.05)	—	—

Class C
Year Ended October 31, 2015	9.23	0.28	(f)(g)	(2.04)	(1.76)	—	—	—
Year Ended October 31, 2014	9.67	0.33	(f)	(0.77)	(0.44)	—	—	—
Year Ended October 31, 2013	10.27	0.27	(f)	(0.75)	(0.48)	(0.03)	(0.01)	(0.08)
June 29, 2012 (j) through October 31, 2012	10.00	0.09		0.22	0.31	(0.04)	—	—

Select Class
Year Ended October 31, 2015	9.33	0.34	(f)(g)	(2.05)	(1.71)	— (h)	—	(0.01)
Year Ended October 31, 2014	9.70	0.40	(f)	(0.77)	(0.37)	—	—	—
Year Ended October 31, 2013	10.27	0.36	(f)	(0.76)	(0.40)	(0.04)	(0.01)	(0.12)
June 29, 2012 (j) through October 31, 2012	10.00	0.12		0.21	0.33	(0.06)	—	—
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and for the year ended October 31, 2013.
(j)	Commencement of operations.

46	J.P. MORGAN INCOME FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)

Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$— (h)	$7.56	(18.67)%	$27,511	1.16%		3.75	%(g)	1.91%		134%
—	9.30	(4.02)	25,334	1.21		4.06		1.41		145
(0.15)	9.69	(4.26)	170	1.21	(i)	3.33	(i)	1.59	(i)	221
(0.05)	10.27	3.22	52	1.25	(i)	3.23	(i)	5.26	(i)	65

—	7.47	(19.07)	18	1.67		3.37	(g)	2.24		134
—	9.23	(4.55)	54	1.71		3.48		2.04		145
(0.12)	9.67	(4.75)	49	1.72	(i)	2.72	(i)	2.31	(i)	221
(0.04)	10.27	3.06	51	1.75	(i)	2.73	(i)	5.75	(i)	65

(0.01)	7.61	(18.38)	29,405	0.92		4.04	(g)	1.21		134
—	9.33	(3.81)	135,397	0.96		4.21		1.30		145
(0.17)	9.70	(4.03)	141,078	0.97	(i)	3.63	(i)	1.46	(i)	221
(0.06)	10.27	3.29	10,069	1.00	(i)	3.48	(i)	5.00	(i)	65

MARCH 1, 2016	47

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Funds’ investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295.

©JPMorgan Chase & Co., 2016. All rights reserved. July 2016.

PR-EMLCDACS-316-2

Prospectus

J.P. Morgan Income Funds

Class R2, Class R5 & Class R6 Shares

March 1, 2016, as supplemented July 1, 2016

JPMorgan Emerging Markets Local Currency Debt Fund

Class/Ticker: R2/JECZX; R5/JECRX; R6/JECUX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Emerging Markets Local Currency Debt Fund

Class/Ticker: R2/JECZX; R5/JECRX; R6/JECUX

What is the goal of the Fund?

The Fund seeks to provide total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	1.00	0.79	0.27
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses	0.75 [1]	0.74 [1]	0.27
Acquired Fund Fees and Expenses	0.06	0.06	0.06

Total Annual Fund Operating Expenses	2.26	1.55	1.03
Fee Waivers and Expense Reimbursements[2]	(0.81)	(0.80)	(0.33)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.45	0.75	0.70

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.45%, 0.75% and 0.70% of the average daily net assets of Class R2, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	148	629	1,136	2,532
CLASS R5 SHARES ($)	77	411	769	1,777
CLASS R6 SHARES ($)	72	295	537	1,230

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 134% of the average value of its portfolio.

MARCH 1, 2016	1

JPMorgan Emerging Markets Local Currency Debt Fund (continued)

What are the Fund’s main investment strategies?

The Fund invests primarily in debt securities that it believes have the potential to provide total return from countries whose economies or bond markets are less developed (emerging markets). Under normal circumstances, the Fund invests at least 80% of its Assets in debt securities of issuers located in or tied economically to emerging markets that are denominated in emerging markets currencies (Local Currency Debt Securities) or in derivatives or other instruments that are used as substitutes for Local Currency Debt Securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets currently include most countries in the world except Australia, Canada, Japan, New Zealand, the U.S., the United Kingdom, and most of the countries of western Europe and Hong Kong. A security will deemed to be tied economically to emerging markets if: (1) the issuer is organized under the laws of, or has a principal place of business in an emerging market; or (2) the principal listing of the issuer’s securities is in a market that is in an emerging market; or (3) the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or (4) the issuer has at least 50% of its assets located in an emerging market.

As part of its main investment strategies, the Fund may invest all or substantially all of its assets in sovereign debt securities. Sovereign debt securities are securities that are issued or guaranteed by foreign sovereign governments or their agencies, authorities or political subdivisions or instrumentalities, and supranational agencies. The Fund may invest, to a lesser extent, in debt securities issued or guaranteed by foreign corporations and foreign financial institutions.

These securities may be of any maturity and quality. The Fund does not have any minimum quality rating requirement and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent. As part of its principal investment strategies, the Fund may invest in foreign municipal securities, fixed and floating or variable rate instruments, inflation-linked securities, corporate debt and zero-coupon securities. The Fund may also invest in structured investments such as credit linked notes (CLNs) involving U.S. or non-U.S. counterparties for which the reference instrument is an emerging markets debt instrument denominated in an emerging markets currency. CLNs are typically structured as a limited purpose trust or other vehicle that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to emerging markets.

Derivatives are instruments that have a value based on another instrument, exchange rate or index. In addition to direct investments in securities, the Fund will use derivatives as a substitute for securities in which the Fund can invest. The Fund may use derivatives and in particular, currency forwards and interest rate swaps as well as securities with embedded derivatives such as CLNs to synthetically gain exposure to Local Currency Debt Securities. For purposes of the Fund’s 80% policy, the Fund will be deemed to be using a derivative as a substitute for a Local Currency Debt Security: (1) when the reference security for the derivative is a Local Currency Debt Security or (2) when the derivative whether used alone or in combination with securities or other derivatives creates a synthetic instrument with economic characteristics similar to a Local Currency Debt Security.

The Fund uses currency forwards including non-deliverable forwards and interest rate swaps as substitutes for Local Currency Debt Securities. In addition to using currency forwards and interest rate swaps as a substitute for investments in securities, the Fund may use futures contracts, options, credit default swaps and currency options to help manage duration, sector and yield curve exposure and credit and spread volatility and to establish or adjust exposure to particular foreign securities, markets or currencies. The Fund also may use derivatives to hedge an investment in one currency back to another currency, to increase income and gain to the Fund, and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in U.S. dollar-denominated investments such as registered investment companies including J.P. Morgan money market funds, securities issued by the U.S. government and its agencies, or other U.S. dollar-denominated investments to maintain asset coverage for the Fund’s derivative positions and for cash management purposes. Although the Fund may hedge its investments to developed market currencies from time to time, the Fund is designed to seek exposure to emerging markets currencies and therefore, does not hedge its investments back to developed market currencies as part of its principal investment strategy.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors, combining macro-economic research with bottom up fundamental country and credit analysis. The adviser analyzes rates and foreign exchange separately using a quantitative assessment with a qualitative overlay. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, currency risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund is non-diversified.

2	J.P. MORGAN INCOME FUNDS

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Sovereign Debt Risk. The Fund may invest all or substantially all of its assets in sovereign debt securities. These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s investments and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

MARCH 1, 2016	3

JPMorgan Emerging Markets Local Currency Debt Fund (continued)

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Derivatives Risk. Derivatives, including currency forwards, interest rate swaps and currency options, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be particularly sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Strategy Risk. The Fund’s use of derivatives such as currency forwards and interest rate swaps may not be effective to gain or manage exposure to a emerging markets or to hedge the Fund’s investments. The Fund may invest a significant amount of its assets in U.S. dollar-denominated securities including registered investment companies and U.S. government and agency securities to support its derivative strategies. The Fund will be subject to risks associated with such U.S. dollar-denominated securities including interest rate and credit risk as well as risks specific to U.S. government and agency securities and securities of registered investment companies.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

High Yield Securities Risk. The Fund may invest in securities that are obligations of companies that are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.

Foreign Municipal Securities Risk. The risk of a foreign municipal security generally depends on the financial and credit status of the issuer, which in turn will depend on the local economic, regulatory, political and other factors and conditions. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the applicable legislature or municipality authorizes money for that purpose. In addition, the issuer of the obligations may be unable or unwilling to make interest and principal payments when due. These securities are also subject to foreign and emerging markets risks based on the location of the issuer.

CLN Risk. CLNs are synthetic instruments that are subject to the counterparty risk described above under “Credit Risk.” In the event of a default, the Fund does not have a right in the underlying reference debt obligation. Generally, payments under the CLN are conditioned on the CLN’s receipt of payments from, and the CLN’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN invests. If a default were to occur, the stream of payments may stop and the CLN would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the CLN.

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the

4	J.P. MORGAN INCOME FUNDS

holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a registered investment company to distribute all of its net income.

Inflation-Linked Security Risk. Inflation-linked emerging markets debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities may be adjusted periodically to a specified rate of inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in a particular emerging market or in the emerging markets in which the Fund invests or in the United States. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, changes in foreign exchange rates may negate the impact of any adjustments to interest rates payable on the securities for non-U.S. dollar denominated inflation-linked securities.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economics results of those issuing the securities.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how performance of the Fund’s Class R6 Shares has varied from year to year over the past three calendar years. The table shows the average annual total returns over the past one year and life of the Fund. The table compares that performance to the J.P. Morgan GBI-EM Global Diversified Index and the Lipper Emerging Markets Local Currency Debt Funds Index. The Lipper index is based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2014	3.70%
Worst Quarter	3rd quarter, 2015	–10.46%

MARCH 1, 2016	5

JPMorgan Emerging Markets Local Currency Debt Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund Since (6/29/12)
CLASS R6 SHARES
Return Before Taxes	(15.81)%	(7.75)%
Return After Taxes on Distributions	(15.81)	(7.87)
Return After Taxes on Distributions and Sale of Fund Shares	(8.95)	(5.78)
CLASS R2 SHARES
Return Before Taxes	(16.34)	(8.42)
CLASS R5 SHARES
Return Before Taxes	(15.83)	(7.80)
J.P. MORGAN GBI-EM GLOBAL DIVERSIFIED INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	(14.92)	(6.28)
LIPPER EMERGING MARKETS LOCAL CURRENCY DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	(15.20)	(6.23)

After-tax returns are shown for only the Class R6 Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Pierre-Yves Bareau	2012	Managing Director
Didier Lambert	2012	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

There is no minimum or maximum purchase requirements with

respect to Class R2 or Class R5 Shares.

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors $5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no minimum investment for other Class R6 eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	J.P. MORGAN INCOME FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund’s main investment strategies are summarized in the Fund’s Risk/Return Summary. Additional information about some of the Fund’s main investment strategies are included below. Where applicable, the following identifies other strategies that are not anticipated to be main strategies of the Fund, but that may become more important to the Fund’s management in the future.

Under normal circumstances, the Fund invests at least 80% of its Assets in debt securities of issuers located in or tied economically to emerging markets that are denominated in emerging markets currencies (Local Currency Debt Securities) or in derivatives and other instruments that are used as substitutes for Local Currency Debt Securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will provide shareholders with at least 60 days notice of a change in the 80% policy. For purposes of the Fund’s 80% policy, some examples of “debt securities” include sovereign debt securities, supranational debt, municipal securities, structured securities including CLNs, fixed and floating or variable rate instruments, inflation-linked debt securities, corporate debt securities, zero-coupon securities, commercial paper, convertible bonds, pay-in-kind securities, and deferred payment securities. A security will deemed to be tied economically to emerging markets if: (1) the issuer is organized under the laws of, or has a principal place of business in an emerging market; or (2) the principal listing of the issuer’s securities is in a market that is in an emerging market; or (3) the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or (4) the issuer has at least 50% of its assets located in an emerging market.

As part of its main investment strategies, the Fund may invest all or substantially all of its assets in sovereign debt securities. Sovereign debt securities are securities that are issued or guaranteed by foreign sovereign governments or their agencies, authorities or political subdivisions or instrumentalities, and supranational agencies. The Fund may invest, to a lesser extent, in debt securities issued or guaranteed by foreign corporations and foreign financial institutions.

These securities may be of any maturity and quality. The Fund does not have any minimum quality rating requirement and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Ratings (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the adviser to be of comparable quality. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. The adviser will consider such an event in determining whether the Fund should continue to hold the security.

As part of its principal investment strategies, the Fund may invest in foreign municipal securities, fixed and floating or variable rate instruments, inflation-linked securities, corporate debt and zero-coupon securities. The Fund may also invest in structured investments such as CLNs involving U.S. or non-U.S. counterparties for which the reference instrument is an emerging markets debt instrument denominated in an emerging markets currency. CLNs are typically structured as a limited purpose trust or other vehicle that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to emerging markets.

Derivatives are instruments that have a value based on another instrument, exchange rate or index. In addition to direct investments in securities, the Fund will use derivatives as a substitute for securities in which the Fund can invest. The Fund may use derivatives and in particular, currency forwards and interest rate swaps as well as securities with embedded derivatives such as CLNs to synthetically gain exposure to Local Currency Debt Securities. For purposes of the Fund’s 80% policy, the Fund will be deemed to be using a derivative as a substitute for a Local Currency Debt Security: (1) when the reference security for the derivative is a Local Currency Debt Security or (2) when the derivative whether used alone or in combination with securities or other derivatives creates a synthetic instrument with economic characteristics similar to a Local Currency Debt Security.

The Fund uses currency forwards including non-deliverable forwards and interest rate swaps as substitutes for Local Currency Debt Securities. In addition to using currency forwards and interest rate swaps as a substitute for investments in securities, the Fund may use futures contracts, options, credit default swaps and currency options to help manage duration, sector and yield curve exposure and credit and spread volatility and to establish or adjust exposure to particular foreign

MARCH 1, 2016	7

More About the Fund (continued)

securities, markets or currencies. The Fund also may use derivatives to hedge an investment in one currency back to another currency, to increase income and gain to the Fund, and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies. Although not part of its principal strategy, the Fund may use other types of derivatives from time to time including credit default swaps.

Investments in securities in developed markets are not a principal strategy of the Fund except that the Fund may invest in U.S. dollar-denominated investments such as registered investment companies including J.P. Morgan money market funds, securities issued by the U.S. government and its agencies, or other U.S. dollar-denominated investments to maintain asset coverage for the Fund’s derivative positions and for cash management purposes. Although the Fund may hedge its investments to developed market currencies from time to time, the Fund is designed to seek exposure to emerging markets currencies and therefore, does not hedge its investments back to developed market currencies as part of its principal investment strategy.

INVESTMENT PROCESS

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors, combining macro-economic research with bottom up fundamental country and credit analysis. The adviser analyzes rates and foreign exchange separately using a quantitative assessment with a qualitative overlay. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, currency risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund is non-diversified.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. None of the policies in this prospectus are fundamental. The Fund’s Board of Trustees may change the Fund’s investment objective and any of the policies in this prospectus without shareholder approval. All fundamental policies of the Fund are specifically identified in the Statement of Additional Information.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the Risk and Reward Elements for the Fund and Investment Practices later in the prospectus and the Statement of Additional Information.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources,

8	J.P. MORGAN INCOME FUNDS

natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. The Fund invests in debt securities that increase or decrease in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Foreign Securities and Emerging Markets Risks. The Fund may invest all of its assets in foreign securities including securities in emerging markets. Investments in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries, and you should be able to sustain sudden and sometimes substantial fluctuations in the value of your investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or other failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its

MARCH 1, 2016	9

More About the Fund (continued)

investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

High Yield Securities Risk. The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Strategy Risk. The Fund’s use of derivatives such as currency forwards and interest rate swaps may not be effective to gain or manage exposure to a emerging markets or to hedge the Fund’s investments. The Fund may invest a significant amount of its assets in U.S. dollar-denominated securities including registered investment companies and U.S. government and agency securities to support its derivative strategies. The Fund will be subject to risks associated with such U.S. dollar denominated securities including interest rate and credit risk as well as risks specific to U.S. government and agency securities and securities of registered investment companies.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the cur-

rency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and charter of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates that it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Foreign Municipal Securities Risk. The risk of a foreign municipal security generally depends on the financial and credit status of the issuer, which in turn will depend on the local economic, regulatory, political and other factors and conditions. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the applicable legislature or municipality authorizes

10	J.P. MORGAN INCOME FUNDS

money for that purpose. In addition, the issuer of the obligations may be unable or unwilling to make interest and principal payments when due. These securities are also subject to foreign and emerging markets risks based on the location of the issuer.

CLN Risk. CLNs are synthetic instruments that are subject to the counterparty risk described above under “Credit Risk.” In the event of a default, the Fund does not have a right in the underlying reference debt obligation. Generally, payments under the CLN are conditioned on the CLN’s receipt of payments from, and the CLN’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN invests. If a default were to occur, the stream of payments may stop and the CLN would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the CLN.

Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more sensitive to, changes in interest rates and credit quality than other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year even though the holder receives no interest payments on the note during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon securities) to its shareholders each year to maintain its status as a registered investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

Inflation-Linked Security Risk. Inflation-linked emerging markets debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities may be adjusted periodically to a specified rate of inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in a particular emerging market or in the emerging markets in which the Fund invests or in the United States.

These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, changes in foreign exchange rates may negate the impact of any adjustments to interest rates payable on the securities for non-U.S. dollar denominated inflation-linked securities.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Additional Risk for the Fund

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates

MARCH 1, 2016	11

More About the Fund (continued)

may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Fund purchases, please read “Risk/Return Summary” and the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of the Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which the Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Fund and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for the Fund. JPMorgan and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

CASH POSITIONS

The Fund may invest in cash and cash equivalents. These investments may result in a lower yield than lower-quality or longer-term investments, and if used for temporary defensive purposes rather than an investment strategy, may prevent the Fund from meeting its investment objective.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may be inconsistent with the Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

12	J.P. MORGAN INCOME FUNDS

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/15, JPMIM was paid a management fee (net of waivers) of 0.53% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent period ended October 31.

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are Pierre Yves Bareau, Managing Director, and Didier Lambert, Managing Director. Mr. Bareau and Mr. Lambert work together to establish the overall duration, yield curve strategies, risk characteristics, and sector and currency allocations of the Fund. Within these parameters, Mr. Bareau and Mr. Lambert make the day-to-day investment decisions concerning debt securities and other strategies used by the Fund based on a separate analysis of rates foreign exchange using a quantitative assessment coupled with a qualitative overlay. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers. Mr. Bareau has been a portfolio manager for the Fund since its inception. Before joining JPMIM in October 2009, Mr. Bareau was the Chief Investment Officer for Fortis Investments for emerging markets debt for more than 10 years. Mr. Lambert is a senior portfolio manager with the emerging markets debt team. Prior to joining JPMIM in October 2009, Mr. Lambert was at Fortis Investments for 10 years, initially serving as a fixed income analyst and later as a senior portfolio manager deputy chief investment officer.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities.

The Fund’s Administrator

JPMIM (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class R2 Shares and an annual fee of 0.05% of the average daily net assets of the Class R5 Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services. Class R6 Shares do not have shareholder service fees.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of

MARCH 1, 2016	13

The Fund’s Management and Administration (continued)

their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial

Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

14	J.P. MORGAN INCOME FUNDS

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, expenses, dividends and distributions.

Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Class R shares are primarily used in Group Retirement Plans. The particular Group Retirement Plan will determine the share class available to its participants.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

MARCH 1, 2016	15

Investing with J.P. Morgan Funds (continued)

	Class R2	Class R5	Class R6
Eligibility	May be purchased by Group Retirement Plans.[1]

May be purchased by

•  Group Retirement Plans,[1]

•  Section 529 college savings plans,

•  Current and future JPMorgan SmartRetirement and JPMorgan SmartRetirement Blend Funds, and

•  Such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

May be purchased by

•  Group Retirement Plans,[1]

•  Certain discretionary accounts at JPMIM or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager) as defined below,

•  Certain direct investors as defined below,

•  Section 529 college savings plans,

•  The JPMorgan Diversified Fund,

•  Current and future JPMorgan SmartRetirement, SmartRetirement Blend and JPMorgan Access Funds, and

•  Such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

•  Investment companies not affiliated with JPMIM.

Minimum Investment[2,3]	No minimum	No minimum

$5,000,000 — Discretionary Accounts.

$15,000,000 — Direct Investors.

Accounts cannot be aggregated to meet the initial minimum investment. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

Minimum Subsequent Investments	No minimum	No minimum	No minimum
Distribution (12b-1) Fee	0.50% of the average daily net assets.	None	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.05% of the average daily net assets.	None
Redemption Fee	None	None	None

[1]	For more information about eligible Group Retirement Plans, see “Group Retirement Plans” below.
[2]

Financial Intermediaries or other organizations making the Fund available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

[3]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.

Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent.

16	J.P. MORGAN INCOME FUNDS

Accounts may be opened either directly with a Fund’s transfer agent or through Financial Intermediaries. If you have questions about eligibility, please call 1-800-480-4111.

•	Class R5 and Class R6 Shares are not subject to Rule 12b-1 fees.

•	Class R6 Shares have lower annual expense ratios than other share classes, as the Class R6 Shares have no ongoing shareholder service fees.

•

The Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of a Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

Group Retirement Plans

The only retirement plans that are eligible to purchase Class R2, Class R5 and Class R6 Shares are employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R2, Class R5 and Class R6 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

There is no minimum investment requirement for Group Retirement Plans, Section 529 college savings plans and eligible investments by other J.P. Morgan Funds or unaffiliated investment companies.

Discretionary Accounts

Class R6 Shares may also be purchased by an account for an investor:

1.	Whose investments in a Fund are made and directed on their behalf by investment representatives at the Investment Manager pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account), and

2.	Whose Discretionary Account’s initial investment in a Fund is at least $5,000,000. Accounts cannot be aggregated to meet the initial minimum.

Direct Investors

Class R6 Shares also may be purchased by individuals, institutions, trusts, and foundations whose:

1.	Account is not held for the benefit of multiple underlying, unrelated investors, and

2.	Initial investment in the Fund is at least $15,000,000. Accounts cannot be aggregated to meet the initial minimum.

College Savings Plans

To be eligible to invest in Class R5 and Class R6 Shares, Section 529 college savings plans must hold their shares through plan level or omnibus accounts held on the books of a Fund.

FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services.

To obtain information, visit www.jpmorganfunds.com or call 1-800-480-4111.

Rule 12b–1 Fees

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class R2 Shares that allows it to pay distribution fees for the sale and distribution of these shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1

MARCH 1, 2016	17

Investing with J.P. Morgan Funds (continued)

fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class R2	0.50%
Class R5	None
Class R6	None

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. The J.P. Morgan Funds will no longer enter into new Sub TA Agreements that require fee payments with respect to Class R6 Shares. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Shareholder Servicing

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of a Fund).

Class	Shareholder Servicing Fee
Class R2	0.25%
Class R5	0.05%
Class R6	None

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

PURCHASING FUND SHARES

You may purchase shares directly from the Fund through the Distributor or through your Financial Intermediary.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Fund is open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“NYSE Close”), on a day the Fund is open for business, will be effected at that day’s NAV. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Fund prior to such time as agreed upon by the Fund and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

18	J.P. MORGAN INCOME FUNDS

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Fund, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE FUNDS
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks.

MARCH 1, 2016	19

Investing with J.P. Morgan Funds (continued)

HOW TO PURCHASE DIRECTLY WITH THE FUNDS
Opening a New Account	Purchasing into an Existing Account

By Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P. Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.	Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.

[1]	The Fund currently does not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Fund and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable fees.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Fund.

20	J.P. MORGAN INCOME FUNDS

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class R2 Shares of a Fund may be exchanged for:

•  Class R2 Shares of another J.P. Morgan Fund,

•  Another share class of the same Fund if you are eligible to purchase that class.

Class R5 Shares of a Fund may be exchanged for:

•  Class R5 Shares of another J.P. Morgan Fund,

•  Another share class of the same Fund if you are eligible to purchase that class.

Class R6 Shares of a Fund may be exchanged for:

•  Class R6 Shares of another J.P. Morgan Fund,

•  Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

MARCH 1, 2016	21

Investing with J.P. Morgan Funds (continued)

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1 or wired to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online

Call us at 1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

[1]	You cannot request redemption by check to be sent to an address updated within 30 days.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Fund’s transfer agent or the Fund), minus the amount of any applicable fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Fund, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions for Class R6 Shares using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Fund and its agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

22	J.P. MORGAN INCOME FUNDS

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

If your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account. Before this action is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

Closings, Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or

MARCH 1, 2016	23

redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share. This is also known as the offering price. Shares are also redeemed at NAV. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

24	J.P. MORGAN INCOME FUNDS

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/ dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

MARCH 1, 2016	25

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, on a monthly basis. The Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to a Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income. It is unlikely that dividends from a Fund will qualify to any significant extent for designation as qualified dividend income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments a Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in a Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares will generally be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund

26	J.P. MORGAN INCOME FUNDS

invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

The Fund’s investment in certain debt obligations, derivative instruments, and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, a Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investment through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.

The above is the general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

MARCH 1, 2016	27

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO). Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for the Fund have delegated the authority to vote proxies for securities owned by the Fund to the applicable investment adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than seven calendar days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month.

28	J.P. MORGAN INCOME FUNDS

The Fund will post these quarterly schedules on J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.

The Fund may disclose the complete uncertified holdings list and the percentage allocation to each of the underlying funds, allocations to each JPMIM sub-portfolio and allocations to each unaffiliated sub-adviser and the percentage that each represents of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

MARCH 1, 2016	29

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R2, Class R5 and Class R6 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70  1/2.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared.

Wire — refers to a method used for payment or redemptions. While J.P. Morgan Funds does not charge to send a wire, your bank may charge a fee for this service.

30	J.P. MORGAN INCOME FUNDS

Investment Practices

This table discusses types of investments which can be held by the Fund. In each case the related types of risk are also listed.

INSTRUMENT	RISKS
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Credit Currency Interest Rate Liquidity Market Political
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Credit Interest Rate Market
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Currency Interest Rate Liquidity Market Political Valuation
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Credit Currency Interest Rate Liquidity Market Political Valuation

MARCH 1, 2016	31

Investment Practices (continued)

INSTRUMENT	RISKS
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investment
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors.	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and American Depositary Securities.	Foreign Investment Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by the Fund’s adviser to be of comparable quality.	Credit Currency High Yield Securities Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Credit Currency Interest Rate Political
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Credit Interest Rate Market
Investment Company Securities: Shares of other investment companies, including funds which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.	Investment Company Market
Municipal Securities: Securities issued by a state or political subdivision (including securities issued by a foreign state or subdivision) to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Credit Foreign Investment Interest Rate Market Natural Event Political Prepayment Tax

32	J.P. MORGAN INCOME FUNDS

INSTRUMENT	RISKS
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Credit Foreign Investment Liquidity Political Valuation
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	Credit Leverage Liquidity Management Market
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Credit Foreign Investment Liquidity Political Valuation
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Credit Interest Rate Liquidity Market

MARCH 1, 2016	33

Investment Practices (continued)

INSTRUMENT	RISKS
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), including funding notes, subordinated benchmark notes, collateral mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).	Credit Government Securities Interest Rate Market
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupons Under Book-Entry-Safekeeping (CUBES).	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Credit Currency Interest Rate Liquidity Market Political Valuation Zero-Coupon Securities

Risk related to certain investments held by the Fund:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser. Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as securities issued by Fannie Mae, Ginnie Mae or Freddie Mac securities). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations, may not have the funds to meet their payment obligations in the future.

High yield securities risk The risk that the Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a high yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to great risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by the fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

34	J.P. MORGAN INCOME FUNDS

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

Zero-coupon securities risk The risk that the market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year even though the holder receives no interest payments on the note during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

MARCH 1, 2016	35

Risk and Reward Elements for the Fund

This table discusses the main elements that make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

• The Fund’s share price and performance will fluctuate in response to stock and bond market movements

• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

• The Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

• Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

• Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•  The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

• Most bonds will rise in value when interest rates fall

• Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification

• Emerging markets can offer higher returns

• Favorable exchange rate movements could generate gains or reduce losses

• Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds

• During severe market downturns, the Fund has the option of investing up to 100% of its total assets in cash and cash equivalents

• The Fund may use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

Credit quality

• The default of an issuer would leave the Fund with unpaid interest or principal

• Junk Bonds (those rated BB+, Ba1 or lower) have a higher risk of default, tend to be less liquid, and may be more difficult to value

• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains

• The Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals

• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

Foreign currencies

• Currency exchange rate movements could reduce gains or create losses

•  Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  The Fund is not required to hedge its investments in non-dollar denominated securities back to the U.S. dollar thereby amplifying the risks associated with the Fund’s investments that are denominated in foreign currencies

• Favorable exchange rate movements could generate gains or reduce losses

• The Fund may manage the currency exposure of its foreign investments and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain instruments

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risks

36	J.P. MORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Management choices
• The Fund could underperform its benchmark due to its sector, securities or duration choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance income and manage risks in a consistent way

Investment companies
• If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company	• Investments in other investment companies help to manage smaller cash flows

• Generally, the Fund’s investments in other investment companies are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•  Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

Derivatives*

• Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

• The Fund may have difficulty exiting a derivatives position

• Derivatives used for risk management or to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

• The counterparty to a derivatives contract could default

• Certain types of derivatives involve costs to the Fund which can reduce returns

• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

• Derivatives that involve leverage could magnify losses

• Derivatives used for non-hedging purposes could cause losses that exceed the original investment

• Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

• The Fund could make money and protect against losses if management’s analysis proves correct

• Derivatives that involve leverage could generate substantial gains at low cost

• The Fund uses derivatives for hedging and for risk management and to increase income or gain (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

• When the Fund uses derivatives for hedging purposes, the Fund only establishes hedges that it expects will be highly correlated with underlying positions

• While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio

• The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

MARCH 1, 2016	37

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

• The Fund may not invest more than 15% of net assets in illiquid holdings

• To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

38	J.P. MORGAN INCOME FUNDS

This Page Intentionally Left Blank.

MARCH 1, 2016	39

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each share class for each of the past one through four fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital
Emerging Markets Local Currency Debt Fund
Class R2
Year Ended October 31, 2015	$9.27	$0.30	(f)(g)	$(2.05)	$(1.75)	$—	$—	$—
Year Ended October 31, 2014	9.68	0.35	(f)	(0.76)	(0.41)	—	—	—
Year Ended October 31, 2013	10.27	0.30	(f)	(0.75)	(0.45)	(0.04)	(0.01)	(0.09)
June 29, 2012 (j) through October 31, 2012	10.00	0.10		0.21	0.31	(0.04)	—	—

Class R5
Year Ended October 31, 2015	9.36	0.37	(f)(g)	(2.08)	(1.71)	— (h)	—	(0.01)
Year Ended October 31, 2014	9.71	0.42	(f)	(0.77)	(0.35)	—	—	—
Year Ended October 31, 2013	10.27	0.37	(f)	(0.75)	(0.38)	(0.04)	(0.01)	(0.13)
June 29, 2012 (j) through October 31, 2012	10.00	0.12		0.22	0.34	(0.07)	—	—

Class R6
Year Ended October 31, 2015	9.37	0.36	(f)(g)	(2.07)	(1.71)	— (h)	—	(0.01)
Year Ended October 31, 2014	9.72	0.43	(f)	(0.78)	(0.35)	—	—	—
Year Ended October 31, 2013	10.27	0.38	(f)	(0.75)	(0.37)	(0.04)	(0.01)	(0.13)
June 29, 2012 (j) through October 31, 2012	10.00	0.13		0.21	0.34	(0.07)	—	—
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and for the year ended October 31, 2013.
(j)	Commencement of operations.

40	J.P. MORGAN INCOME FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$—	$7.52	(18.88)%	$18	1.41%		3.61	%(g)	2.00%		134%
—	9.27	(4.24)	47	1.46		3.71		1.80		145
(0.14)	9.68	(4.53)	49	1.47	(i)	2.97	(i)	2.06	(i)	221
(0.04)	10.27	3.14	51	1.50	(i)	2.98	(i)	5.50	(i)	65

(0.01)	7.64	(18.29)	19	0.71		4.31	(g)	1.29		134
—	9.36	(3.60)	48	0.76		4.41		1.10		145
(0.18)	9.71	(3.82)	50	0.77	(i)	3.67	(i)	1.36	(i)	221
(0.07)	10.27	3.36	52	0.80	(i)	3.68	(i)	4.80	(i)	65

(0.01)	7.65	(18.26)	135,050	0.66		4.29	(g)	0.97		134
—	9.37	(3.60)	153,222	0.71		4.51		0.93		145
(0.18)	9.72	(3.70)	9,086	0.71	(i)	3.75	(i)	1.11	(i)	221
(0.07)	10.27	3.38	52	0.75	(i)	3.73	(i)	4.75	(i)	65

MARCH 1, 2016	41

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520.

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295.

©JPMorgan Chase & Co. 2016. All rights reserved. July 2016. PR-EMLCDR2R5R6-316-2

Prospectus

J.P. Morgan Tax Aware Funds

Class A, Class C & Select Class & Institutional Class Shares

March 1, 2016, as supplemented July 1, 2016

JPMorgan Tax Aware Equity Fund

Class/Ticker: A/JPEAX; C/JPECX; Select/JPESX; Institutional/JPDEX

JPMorgan Tax Aware Real Return Fund

Class/Ticker: A/TXRAX; C/TXRCX; Select/TXRSX; Institutional/TXRIX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Tax Aware Equity Fund

Class/Ticker: A/JPEAX; C/JPECX; Select/JPESX; Institutional/JPDEX

What is the goal of the Fund?

The Fund’s goal is to provide high after-tax total return from a portfolio of selected equity securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 27 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class	Institutional Class
Management Fees	0.35%	0.35%	0.35%	0.35%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE	NONE
Other Expenses	0.39	0.40	0.36	0.20
Shareholder Service Fees	0.25	0.25	0.25	0.10
Remainder of Other Expenses	0.14	0.15	0.11	0.10

Total Annual Fund Operating Expenses	0.99	1.50	0.71	0.55

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	621	824	1,043	1,674
CLASS C SHARES ($)	253	474	818	1,791
SELECT CLASS SHARES ($)	73	227	395	883
INSTITUTIONAL CLASS SHARES ($)	56	176	307	689

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	621	824	1,043	1,674
CLASS C SHARES ($)	153	474	818	1,791
SELECT CLASS SHARES ($)	73	227	395	883
INSTITUTIONAL CLASS SHARES ($)	56	176	307	689

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its main strategy, the Fund primarily invests in common stocks of large and medium capitalization U.S. companies, but it may also invest up to 20% of its Assets in common stocks of foreign companies, including depositary receipts. Large and medium capitalization companies are companies with market capitalizations equal to those within the universe of the S&P 500 Index at the time of purchase. As of

MARCH 1, 2016	1

JPMorgan Tax Aware Equity Fund (continued)

December 31, 2015, the market capitalizations of the companies in the S&P 500 Index ranged from $1.8 billion to $586.9 billion.

Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund focuses on those equity securities that it considers undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so that they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limits its volatility to that of the overall market, as represented by this index.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

The Fund seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gain by minimizing the net gains available for distribution. As part of its tax aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gain, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to what it believes to be their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high perceived potential reward compared to perceived potential risk

•	possible temporary mispricings caused by apparent market overreactions

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities does down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

2	J.P. MORGAN TAX AWARE FUNDS

Mid Cap Company Risk. The Fund may invest in large and mid capitalization companies, and the Fund’s risks increase as it invests more heavily in mid capitalization companies. Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of mid-cap companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Value Strategy Risk. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Tax Aware Investing Risk. The Fund’s tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pretax income.

Managing the Fund to maximize after-tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed.

Smaller Company Risk. Investments in securities of smaller

companies may be riskier, more volatile and vulnerable to

economic, market and industry changes than securities of larger more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Foreign Securities Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the

MARCH 1, 2016	3

JPMorgan Tax Aware Equity Fund (continued)

Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class A, Class C and Select Class Shares shown in the table is based on the performance of the Institutional Class Shares prior to the inception of the Class A, Class C and Select Class Shares. The actual returns of Class A, Class C and Select Class Shares would have been lower because each of these classes has higher expenses than Institutional Class Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	16.01%
Worst Quarter	4th quarter, 2008	–21.04%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	2.12%	12.63%	7.59%
Return After Taxes on Distributions	0.83	11.96	7.14
Return After Taxes on Distributions and Sale of Fund Shares	2.24	10.09	6.15
CLASS A SHARES
Return Before Taxes	(3.66)	10.96	6.79
CLASS C SHARES
Return Before Taxes	0.11	11.63	7.11
SELECT CLASS
Return Before Taxes	1.92	12.44	7.50
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	1.38	12.57	7.31
LIPPER LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(0.67)	10.97	6.35

After-tax returns are shown only for Institutional Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situations and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Susan Bao	2008	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels
For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan. The Fund seeks to minimize shareholder’s tax liability in connection with the Fund’s distribution of realized capital gain by minimizing the net gain available for distribution and by minimizing distributions that are taxed as ordinary income and not qualified dividend income. However, it is possible that a portion of the Fund’s distributions will be taxed as ordinary income.

4	J.P. MORGAN TAX AWARE FUNDS

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	5

JPMorgan Tax Aware Real Return Fund

Class/Ticker: A/TXRAX; C/TXRCX; Select/TXRSX; Institutional/TXRIX

What is the goal of the Fund?

The Fund seeks to maximize after-tax inflation protected return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 27 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	3.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class	Institutional Class
Management Fees	0.35%	0.35%	0.35%	0.35%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE	NONE
Other Expenses	0.37	0.39	0.38	0.21
Shareholder Service Fees	0.25	0.25	0.25	0.10
Remainder of Other Expenses	0.12	0.14	0.13	0.11

Total Annual Fund Operating Expenses	0.97	1.49	0.73	0.56
Fee Waivers and Expense Reimbursements[1]	(0.22)	(0.09)	(0.08)	(0.06)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]	0.75	1.40	0.65	0.50

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75%, 1.40%, 0.65% and 0.50% of the average daily net assets of Class A, Class C, Select Class and Institutional Class Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

6	J.P. MORGAN TAX AWARE FUNDS

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	651	871	1,501
CLASS C SHARES ($)	243	462	805	1,772
SELECT CLASS SHARES ($)	66	225	398	899
INSTITUTIONAL CLASS SHARES ($)	51	173	307	696

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	651	871	1,501
CLASS C SHARES ($)	143	462	805	1,772
SELECT CLASS SHARES ($)	66	225	398	899
INSTITUTIONAL CLASS SHARES ($)	51	173	307	696

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund is designed to protect after-tax return by, under normal circumstances, primarily investing in a portfolio of municipal obligations whose interest payments are excluded from federal income taxes. The Fund is also designed to maximize inflation-protected return, which means maximizing the “real return.” Real Return is the total return of a security less the actual rate of inflation. Because of the limited supply of inflation-protected municipal securities, the Fund seeks to synthetically create inflation protection by investing in a combination of conventional (i.e., non-inflation protected) municipal securities and inflation-linked derivatives such as Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U) swaps. The adviser may use other strategies to achieve the Fund’s objective including investments in other types of securities which provide after-tax return and direct investments in inflation-linked securities such as Treasury Inflation Protected Securities (TIPS) and municipal inflation-linked securities, if available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund may invest. As part of its principal investment strategy, the Fund will invest substantially in swaps in which the Fund receives inflation- linked payments that provide inflation protection.

The Fund also may invest in taxable debt securities, including but not limited to, asset-backed and mortgage-related securities, U.S. government and agency securities, domestic corporate bonds and money market instruments and repurchase agreements. The Fund may engage in short sales including short sales of forward commitments. The Fund may also invest in repurchase agreements.

The average weighted maturity of the Fund’s portfolio will be between three and ten years. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.

The Fund will invest primarily in securities that, at the time of purchase, are rated as investment grade by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Rating (Fitch), meaning that such securities will carry a minimum rating of Baa3, BBB–, or BBB–, respectively or the equivalent by another national rating organization, or are unrated but deemed by the adviser to be of comparable quality. No more than 10% of total assets may be invested in securities below investment grade (also known as junk bonds). A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. If the quality of an investment grade security is downgraded subsequent to purchase to below investment grade, the Fund may continue to hold the security.

The Fund seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gain by minimizing the net gains available for distribution. As part of its tax aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities

MARCH 1, 2016	7

JPMorgan Tax Aware Real Return Fund (continued)

with large unrealized gain, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt its ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Derivatives Risk. Derivatives, including swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

In addition to risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty

8	J.P. MORGAN TAX AWARE FUNDS

enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

Strategy Risk. The Fund’s investments may not work to achieve the Fund’s objective. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected municipal securities.

Inflation-Linked Securities Risk. Inflation-linked securities, including CPI-U swaps, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Debt Securities and Other Callable Securities Risk. As part of its investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S.

government-related organizations may not have the funds to meet their payment obligations in the future.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities Risk. The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Tax Aware Investing Risk. The Fund’s tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pretax income. Managing the Fund to maximize after-tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or

MARCH 1, 2016	9

JPMorgan Tax Aware Real Return Fund (continued)

become illiquid. These securities are also subject to prepayment and call risk. In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividend and yield. In periods of rising interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. Collateralized mortgage obligations (CMOs), interest-only (IOs) and principal-only (POs) stripped mortgage-backed securities are more volatile and may be subject to a higher risk of non-payment than other mortgage related securities.

Short Selling Risk. The Fund may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and it may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk.” The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Barclays U.S. 1–15 Year Blend (1–17) Municipal Bond Index, Tax Aware Real Return Composite Benchmark, a composite benchmark which is comprised of unmanaged indexes that correspond to the Fund’s objective of after-tax inflation protected return, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2009	7.76%
Worst Quarter	4th quarter, 2008	–5.41%

10	J.P. MORGAN TAX AWARE FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	0.86%	1.92%	2.36%
Return After Taxes on Distributions	0.86	1.92	2.36
Return After Taxes on Distributions and Sale of Fund Shares	1.71	2.09	2.46
CLASS A SHARES
Return Before Taxes	(3.02)	1.06	1.84
CLASS C SHARES
Return Before Taxes	(0.82)	1.17	1.59
INSTITUTIONAL CLASS SHARES
Return Before Taxes	1.12	2.08	2.51
BARCLAYS U.S. 1–15 YEAR BLEND (1–17) MUNICIPAL BOND INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	2.83	4.28	4.41
TAX AWARE REAL RETURN COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses, or Taxes)	1.45	2.79	NA
LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	2.62	4.21	3.92

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Deepa Majmudar	2005	Managing Director
Richard Taormina	2005	Managing Director
David Rooney	2015	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels
For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund seeks to minimize shareholder’s tax liability in connection with the Fund’s distribution of realized capital gain by minimizing the net gain available for distribution and by minimizing distributions that are taxed as ordinary income. However, it is possible that a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARCH 1, 2016	11

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each of the Funds

Each Fund’s main investment strategies are summarized in that Fund’s Risk/Return Summary. Additional information about some of each Fund’s main investment strategies are included below. Except as otherwise indicated, the strategies described below are principal investment strategies of a Fund. Where applicable, the following identifies other strategies that are not anticipated to be main strategies of a Fund but that may become more important to a Fund’s management in the future.

As part of their tax aware strategy, the Funds typically sell securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gain, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss.

Each Fund’s Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Funds. The Funds do not have fundamental investment objectives, and each may be changed without the consent of a majority of the outstanding shares of a Fund.

Tax Aware Equity Fund

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its main strategy, the Fund primarily invests in common stocks of large and medium capitalization U.S. companies, but it may also invest up to 20% of its Assets in common stocks of foreign companies, including depositary receipts. Large and medium capitalization companies are companies with market capitalizations equal to those within the universe of the S&P 500 Index at the time of purchase. As of December 31, 2015, the market capitalizations of the companies in the S&P 500 Index ranged from $1.8 billion to $586.9 billion.

Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund focuses on those equity securities that it considers undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so that they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limits its volatility to that of the overall market, as represented by this index.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

The Fund seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gain by minimizing the net gains available for distribution. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.

The Fund invests in common stock as a main strategy. Although not a main strategy, the Fund’s investment in equity securities may also include:

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

•	equity securities purchased in initial public offerings

The main investment strategies for the Fund may also include:

•	real estate investment trusts (REITs) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•	foreign securities, often in the form of depositary receipts

•

Derivatives, including futures, options and swaps. In connection with its main investment strategies, a Fund may use futures to more effectively gain targeted equity exposure from its cash position. Each Fund is also permitted to use derivatives such as futures, options and swaps in order to hedge various investments, for risk management and to opportunistically enhance the Fund’s returns. Under certain market conditions, a Fund’s use of derivatives for cash management or other investment management purposes could be significant.

Although not main strategies, the Fund may also utilize:

•	other investment companies

•

exchange traded funds (ETFs) which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally

12	J.P. MORGAN TAX AWARE FUNDS

seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

•	affiliated money market funds

•	securities lending

The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% policy above.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to what it believes to be their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high perceived potential reward compared to perceived potential risk

•	possible temporary mispricings caused by apparent market overreactions

Tax Aware Real Return Fund

The Fund is designed to protect after-tax return by, under normal circumstances, primarily investing in a portfolio of municipal obligations whose interest payments are excluded from federal income taxes. The Fund is also designed to maximize inflation-protected return, which means maximizing the “real return.” Real Return is the total return of a security less the actual rate of inflation. Because of the limited supply of inflation-protected municipal securities, the Fund seeks to synthetically create inflation protection by investing in a combination of conventional (i.e., non-inflation protected) municipal securities and inflation-linked derivatives such as Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U) swaps. The adviser may use other strategies to achieve the Fund’s objective including investments in other types of securities which provide after-tax return and direct investments in inflation-linked securities such as Treasury Inflation Protected Securities (TIPS) and municipal inflation-linked securities, if available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund may invest. As part of its principal investment strategy, the Fund will invest substantially in swaps in which the Fund receives inflation- linked payments that provide inflation protection. The Fund may use futures contracts, options, forwards and swaps to provide inflation-protection, maintain interest rate, sector and yield curve exposure, to hedge various investments and for tax and risk management purposes and to increase gain to the Fund.

The Fund also may invest in taxable debt securities, including but not limited to, asset-backed and mortgage-related securities, U.S. government and agency securities, domestic corporate bonds and money market instruments and repurchase agreements. The Fund may engage in short sales including short sales of forward commitments. The Fund may also invest in repurchase agreements.

The average weighted maturity of the Fund’s portfolio will be between three and ten years. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.

The Fund seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gain by minimizing the net gains available for distribution. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund will invest primarily in securities that, at the time of purchase, are rated as investment grade by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Rating (Fitch), meaning that such securities will carry a minimum rating of Baa3, BBB–, or BBB–, respectively or the equivalent by another national rating organization, or are unrated but deemed by the adviser to be of comparable quality. No more than 10% of total assets may be invested in securities below investment grade (also known as junk bonds). A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.

MARCH 1, 2016	13

More About the Funds (continued)

The Fund is not able to and does not seek to achieve its objective primarily through investments in inflation-protected fixed income securities. Instead, because of the limited supply of inflation-protected municipal securities, the Fund synthetically creates inflation protection by investing in a combination of conventional (i.e., non-inflation-protected) municipal securities and CPI-U swaps. This strategy is intended to create the equivalent of a portfolio of inflation-protected securities. The swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund may invest in shares of ETFs, affiliated money market funds and other investment companies. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

The main risks associated with investing in the Funds are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Please note that each Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Funds” later in the prospectus and in the Statement of Additional Information.

Main Risks for the Funds

Derivatives Risk. The Funds may use derivatives, in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (which is the risk that the derivative counterparty will not fulfill its contractual obligations), and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, the Funds may use derivatives for non-hedging purposes, which increases the Funds’ potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

In addition to the risks associated with derivatives in general, the Tax Aware Real Return Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Transactions Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss

14	J.P. MORGAN TAX AWARE FUNDS

increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as a Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Industry and Sector Focus Risk. At times a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Tax Aware Investing Risk. The Fund’s tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pretax income. Managing the Fund to maximize after-tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed.

Main Risks for Tax Aware Equity Fund

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages.

The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Smaller Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

MARCH 1, 2016	15

More About the Funds (continued)

Foreign Securities and Emerging Markets Risk. To the extent a Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, a Fund’s yield on those securities would be decreased.

Mid Cap Company Risk. The Fund may invest in large and mid capitalization companies, and the Fund’s risks increase as it invests more heavily in mid capitalization companies. Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of mid-cap companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Value Strategy Risk. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Main Risks for Tax Aware Real Return Fund

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Municipal bonds may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending, and lower income tax revenue as a result of a higher unemployment rate. In addition, since some

16	J.P. MORGAN TAX AWARE FUNDS

municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the Fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered (either by legislation, Executive Order, or other method) in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Interest Rate Risk. In addition to inflation-linked debt securities, the Fund also invests in other debt securities that increase or decrease in value based on changes in interest rates. If rates increase, the value of these investments gen-

erally declines. On the other hand, if rates fall, the value of these investments generally increases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s or counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuer or counterparty of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities Risk. The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Debt Securities and Other Callable Securities Risk. As part of its investment strategy, the Fund invests in debt securities. The

MARCH 1, 2016	17

More About the Funds (continued)

issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase/decrease the income available for distribution by a Fund and a Fund’s yield. In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividend and yield. In periods of rising interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities.

Each Fund may invest in collateralized mortgage obligations (CMOs). CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which a Fund invests may be more volatile and may be subject to higher risk of non-payment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax.

Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling. A Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security (except for certain instruments such as mortgage TBAs), the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the

18	J.P. MORGAN TAX AWARE FUNDS

date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

Strategy Risk. The Fund’s investments may not work to achieve the Fund’s objective. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected municipal securities.

Additional Risks for the Funds

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

ETF and Investment Company Risk. A Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company or ETF when a Fund invests in shares of another investment company or ETF. The price movement of an index-based ETF or closed-end investment company may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

Additional Risks for the Tax Aware Equity Fund

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Initial Public Offerings (IPO) Risk. IPO securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile and their purchase may involve high transaction costs. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

•

Deferral: Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income;

MARCH 1, 2016	19

More About the Funds (continued)

•	Liquidity: Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities;

•

Limited Voting Rights: Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, which have characteristics of both subordinated debt and preferred stock, holders generally have no voting rights, except if the issuer fails to pay dividends for a specified period of time or a declaration of default occurs and is continuing;

•

Special Redemption Rights: In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund;

•

Preferred securities generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt. As a result, the value of preferred securities generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects; and

•	In the case of trust preferred securities, the value of the trust preferred securities tends to decline as interest rates rise.

Additional Risk for the Tax Aware Real Return Fund

CFTC Regulation Risk. The Fund is subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity pool” and the adviser is subject to regulation as a “commodity pool operator” with respect to the Fund. As a result, the Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.

For more information about risks associated with the types of investments that the Funds purchase, please read the “Risk/ Return Summaries” and the “Risk and Reward Elements for the Funds” later in the prospectus and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives. These investments may result in a lower yield than lower-quality or longer-term investments, and, in the case of Funds that are using such investments for temporary defensive purposes, prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. These investments may be inconsistent with a Fund’s main investment strategies. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

20	J.P. MORGAN TAX AWARE FUNDS

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Funds reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until the Funds sell the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the Funds are the following:

•	employing a long-term approach to investing;

•	attempting to minimize net realized short-term capital gains; and

•	selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

For the Tax Aware Real Return Fund:

•	investing in municipal securities, the interest from which is exempt from federal income tax.

The Funds generally intend to pay redemption proceeds in cash; however, the Funds reserve the right at their sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund — and other shareholders — from tax liabilities that might otherwise be incurred if the Fund has to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

MORE INFORMATION ABOUT THE COMPOSITE BENCHMARK

The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Barclays U.S. 1–15 Year Blend (1–17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.

EXPENSE LIMITATION

The Tax Aware Equity Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.05%, 1.55%, 0.80% and 0.55% of the average daily net assets of Class A, Class C, Select Class and Institutional Class Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

Tax Aware Equity Fund

Historical performance for the period before Class A, Class C and Select Class Shares were launched on 3/22/11 is based on the performance of the Institutional Class Shares (whose investment program is identical to the investment program of Class A, Class C and Select Class Shares). The actual returns of Class A, Class C and Select Class Shares would have been lower than the returns shown because Class A, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

MARCH 1, 2016	21

The Funds’ Management and Administration

Each Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/15, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.32%

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Funds is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

Tax Aware Equity Fund

Susan Bao, Managing Director of JPMIM and CFA charterholder, has managed the Fund since 2008. Ms. Bao has been a portfo-lio manager in the U.S. Equity Group since 2002 and has been employed by the firm since 1997.

Tax Aware Real Return Fund

The portfolio management team is led by Deepa Majmudar, Richard Taormina and David Rooney. Ms. Majmudar, Managing Director, is a portfolio manager in the Global Fixed Income, Currency & Commodities (GFICC) group. An employee since 2003 and portfolio manager of the Fund since its inception, Ms. Majmudar is a senior portfolio manager and inflation specialist and focuses on strategies and tactics for diversified products and their included asset classes. Mr. Taormina, Managing Director, is a portfolio manager in the GFICC group. An employee since 1997 and portfolio manager of the Fund since its inception, Mr. Taormina is responsible for managing municipal and tax-aware mutual funds, high net work and institutional fixed income accounts, and quantitative analysis. Mr. Rooney, Vice President and CFA charterholder, is a portfolio manager in the GFICC group. An employee since 2012 and portfolio manager of the Fund since 2015, Mr. Rooney is responsible for managing fixed income and derivative assets, with an emphasis on inflation-linked products. Prior to joining the firm, Mr. Rooney was with BNY Mellon Asset Management and the Bank of New York, most recently as a portfolio managers and trader focused on securitized products.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMIM (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS), under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class C and Select Class Shares of each Fund. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

22	J.P. MORGAN TAX AWARE FUNDS

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

MARCH 1, 2016	23

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

24	J.P. MORGAN TAX AWARE FUNDS

	Class A	Class C	Select	Institutional
Eligibility[1]	May be purchased by the general public	May be purchased by the general public

Limited to certain investors, including:

•Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

•Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.[3]

Limited to certain investors, including:

•Purchases directly from the Fund through the Distributor by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirements; and

•Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers.

Minimum Investment[1,3,4]	$1,000 for each Fund or $50, if establishing a Systematic Investment Plan	$1,000 for each Fund or $50, if establishing a Systematic Investment Plan

$1,000,000 — An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 — Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds[3] or

$50 for employees, if establishing a Systematic Purchase Plan.

$3,000,000 — An investor can combine purchases of Institutional Class Shares of other J.P. Morgan Funds in order to meet the minimum.

MARCH 1, 2016	25

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Select	Institutional
Minimum Subsequent Investments[1]	$50[5]	$50[6]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.	No minimum
Systematic Purchase Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.	No
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.	No
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

Up to 5.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more for JPMorgan Tax Aware Equity Fund.

Up to 3.75% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more for JPMorgan Tax Aware Real Return Fund.

		None	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

On purchases of $1 million or more for JPMorgan Tax Aware Equity Fund:

•  1.00% on redemptions made within 12 months after purchase.

•  0.50% on redemptions made between 12 and 18 months after purchase.

On purchases of $1 million or more for JPMorgan Tax Aware Real Return Fund:

•  0.75% on redemptions made within 18 months after purchase.

Waived under certain circumstances.

		• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None	None

26	J.P. MORGAN TAX AWARE FUNDS

	Class A	Class C	Select	Institutional
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.10% of the average daily net assets.
Redemption Fee	None	None	None	None
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Select Class Shares have lower fees than Class A and Class C Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Institutional Class Shares have the lowest fee structure of the shares offered in this prospectus.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.	Limited availability and higher minimum initial investment than Class A, Class C and Select Class Shares. Not all Funds have Institutional Class Shares.

[1]

Financial Intermediaries or other organizations making the Funds available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Funds.

[2]

May also be purchased directly from the Funds by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[3]

Investment minimums may be waived for certain types of Group Retirement Plans (as defined in the glossary), as well as for certain fee-based programs. The Funds reserve the right to waive any initial or subsequent investment minimum.

[4]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[5]	Minimum subsequent investment for Systematic Purchase Plans established before 3/1/15 was $25.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Funds. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the Funds, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of each Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the

MARCH 1, 2016	27

Investing with J.P. Morgan Funds (continued)

Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finders fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

For the JPMorgan Tax Aware Equity Fund:

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $50,000	5.25	5.54	4.75	0.00
$50,000 to $99,999	4.50	4.71	4.05	0.00
$100,000 to $249,999	3.50	3.63	3.05	0.00
$250,000 to $499,999	2.50	2.56	2.05	0.00
$500,000 to $999,999	2.00	2.04	1.60	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $3,999,999	0.00	0.00	1.00	0-12 months — 1.00% 12-18 months — 0.50%
$4,000,000 to $9,999,999	0.00	0.00	0.75
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

For the JPMorgan Tax Aware Real Return Fund:

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $100,000	3.75	3.90	3.25	0.00
$100,000 to $249,999	3.25	3.36	2.75	0.00
$250,000 to $499,999	2.25	2.30	2.00	0.00
$500,000 to $999,999	1.75	1.78	1.50	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $3,999,999	0.00	0.00	0.75	0-18 months — 0.75%
$4,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

28	J.P. MORGAN TAX AWARE FUNDS

Finder’s Fee Schedule for Defined Contribution Plans

For the JPMorgan Tax Aware Equity Fund:

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	1.00	0.00
$4,000,000 to $9,999,999	0.00	0.00	0.75	0.00
$10,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

For the JPMorgan Tax Aware Real Return Fund:

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	0.75	0.00
$4,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months — 1.00%

Select Class Shares and Institutional Class Shares

There is no sales charge, commission or CDSC associated with Select Class Shares or Institutional Class Shares.

Reducing Your Class A Sales Charges

Each Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase. The amount of the sales charge will be calculated based on the market value of your qualifying holdings as of the last calculated NAV prior to your investment.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

MARCH 1, 2016	29

Investing with J.P. Morgan Funds (continued)

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death.

Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Select Class and Institutional Class Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

30	J.P. MORGAN TAX AWARE FUNDS

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group Retirement Plans which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGH’s, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of an financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

MARCH 1, 2016	31

Investing with J.P. Morgan Funds (continued)

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Funds will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.	If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which a Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at new asset value during a defined time period.

1.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.

There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund,

32	J.P. MORGAN TAX AWARE FUNDS

but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

Rule 12b–1 Fees

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Select Class	None
Institutional Class	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Shareholder Servicing

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of a Fund).

Class	Shareholder Servicing Fee
Class A	0.25%
Class C	0.25%
Select Class	0.25%
Institutional Class	0.10%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

MARCH 1, 2016	33

Investing with J.P. Morgan Funds (continued)

PURCHASING FUND SHARES

You may purchase shares directly from the Funds through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“NYSE Close”), on a day the Funds are open for business, will be effected at that day’s NAV. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Funds prior to such time as agreed upon by the Funds and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Funds, see the information below.

HOW TO PURCHASE
Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.

34	J.P. MORGAN TAX AWARE FUNDS

HOW TO PURCHASE
	Opening a New Account	Purchasing into an Existing Account
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

• J.P. Morgan Funds; or

• The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks.

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Funds of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Funds currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

MARCH 1, 2016	35

Investing with J.P. Morgan Funds (continued)

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Funds.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

36	J.P. MORGAN TAX AWARE FUNDS

EXCHANGE PRIVILEGES

Class A Shares of a Fund may be exchanged for:

•  Class A Shares of another J.P. Morgan Fund,

•  Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund beginning 10/1/16), or

•  Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of any Fund may also be exchanged for:

•  Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund beginning 10/1/16). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

•  Select Class or Institutional Class Shares, if available, of the same fund (except any of the J.P. Morgan money market funds) provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Select Class Shares of a Fund may be exchanged for:

•  Select Class Shares of another J.P. Morgan Fund, or

•  Another share class of the same Fund if you are eligible to purchase that class.

Institutional Class Shares of a Fund may be exchanged for:

•  Institutional Class Shares of another non-money market J.P. Morgan Fund, or

•  Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of a Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

MARCH 1, 2016	37

Investing with J.P. Morgan Funds (continued)

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809
Systematic Redemption Plan[2] Note: The Funds currently do not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

• Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

• Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 30 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

38	J.P. MORGAN TAX AWARE FUNDS

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Funds, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MARCH 1, 2016	39

Investing with J.P. Morgan Funds (continued)

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Select Class accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

40	J.P. MORGAN TAX AWARE FUNDS

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

MARCH 1, 2016	41

Investing with J.P. Morgan Funds (continued)

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Tax Aware Equity Fund generally distributes net investment income, if any, on a quarterly basis. Tax Aware Real Return Fund generally distributes net investment income, if any, on a monthly basis. The Funds will distribute their net realized capital gains, if any, at least once a year. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gain.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

42	J.P. MORGAN TAX AWARE FUNDS

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” As described in the “What are the Fund’s main investment strategies?” section, the Tax Aware Real Return Fund invests primarily in various types of tax-exempt-interest obligations. Distributions that are properly designated as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes, and in certain instances, may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders. You should consult your tax advisor concerning your own tax situation.

Shareholders who receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in the Funds may have on the federal taxation of their benefits. Tax exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gains regardless of how long you have held your shares of the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares, but excluding any exempt-interest dividends received from a Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the shares.

A Fund’s investment in foreign securities may be subject to foreign withholding and/or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, derivative instruments, and so-called “passive foreign investment companies” may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing

MARCH 1, 2016	43

Investing with J.P. Morgan Funds (continued)

and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be an original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, a Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investment through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Funds as an investment and the tax treatment of distributions.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Funds may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

44	J.P. MORGAN TAX AWARE FUNDS

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 3 calendar days after the end of each month for the Tax Aware Real Return Fund and no sooner than 30 calendar days after the end of each month for the Tax Aware Equity Fund, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month.

Not later than 60 days after the end of each fiscal quarter, each Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, a Fund may post portfolio holdings on the J.P. Morgan Funds website on a more timely basis.

Each of the Funds may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s portfolio as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, with respect to the Tax Aware Equity Fund, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance may also be posted on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

MARCH 1, 2016	45

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from a Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group emploer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

46	J.P. MORGAN TAX AWARE FUNDS

This Page Intentionally Left Blank.

MARCH 1, 2016	47

JPMorgan Tax Aware Funds

Tax Aware Real Return Fund

INCOME INVESTMENTS

This table discusses the customary types of investments which can be held by the Tax Aware Real Return Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.
Asset-backed securities Securities secured by Interests in a stream of payments from specific assets, such as auto or credit card receivables.
Bank obligations Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
Commercial paper Unsecured short-term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody’s or another nationally recognized statistical ratings organization.
Convertible securities Domestic and foreign debt securities or preferred stock that can be converted into equity securities at a future time and price.
Corporate bonds Debt securities of domestic and foreign industrial, utility, banking and other financial institutions.
ETFs Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (SPDRs) and NASDAQ 100’s.
High Yield/High Risk Securities/Junk Bonds High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies.
Inflation-Linked Debt Securities Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
Mortgages (directly held) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.
Mortgage-backed securities Domestic and foreign securities (such as Federal Home Loan Banks, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.
Mortgage dollar-rolls The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated or earmarked liquid assets are used to offset leverage risk.
Municipal Securities Securities issued by a state or political subdivision to obtain funds for various public purposes, including, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
Participation interests Interests that represent a share of bank debt or similar securities or obligations.
Private placements Bonds or other investments not registered under the Securities Act of 1933 that are sold directly to an institutional investor.
REITs and other real-estate related instruments Securities of issuers that invest in real estate or are secured by real estate.
Repurchase agreements Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.
Reverse repurchase agreements Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.
Short Selling In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
Sovereign debt, Brady bonds and debt of supranational organizations Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.
Swaps Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated or earmarked liquid assets are used to offset leverage risk. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in the value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities or commodities representing a particular index.
Tax exempt municipal securities Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
U.S. government securities Debt instruments (Treasury bills, notes and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
Zero-coupon, pay-in-kind and deferred payment securities Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

48	J.P. MORGAN TAX AWARE FUNDS

●	Permitted
¡	Not permitted

Principal types of risk	Tax Aware Real Return Fund
credit, interest rate, market, prepayment	●
credit, currency, liquidity, political	●[1]
credit, currency, interest rate, liquidity, market, political	●[1]
credit, currency, interest rate, liquidity, market, political, valuation	●[1]
credit, currency, interest rate, liquidity, market, political, valuation	●[1]
credit, environmental, extension, interest rate, liquidity, market, natural event, political, prepayment, valuation	●
credit, currency, extension, interest rate, leverage, market, political, prepayment tax	●[1]
credit, currency, extension, interest rate, leverage, liquidity, market, political, repayment	●[1,2]
credit, interest rate, market, natural event, political, prepayment, tax
credit, currency, extension, interest rate, liquidity, political, prepayment	●
credit, interest rate, liquidity, market, valuation	●
credit, interest rate, liquidity, market, management, natural event, prepayment, tax valuation	●
credit	●
credit, leverage	●[2]
credit, currency, interest rate, market, political	●[1]
credit, currency, interest rate, leverage, market, management, political, valuation	●
credit, interest rate, market, natural event, political	●
interest rate	●
credit, currency, interest rate, liquidity, market, political, valuation	●[1]

MARCH 1, 2016	49

JPMorgan Tax Aware Funds (continued)

Risk related to certain fixed income investments held by the Funds:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

1	All foreign securities in the aggregate may not exceed 25% of the Fund’s assets.

2

All forms of borrowing (including securities lending mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets unless otherwise permitted by law.

50	J.P. MORGAN TAX AWARE FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that make up a Fund’s overall risk and reward characteristics. It also outlines a Fund’s policies toward various investments, including those that are designed to help a Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Management choices
•A Fund could underperform its benchmark due to its securities and asset allocation choices	•A Fund could outperform its benchmark due to these same choices	•The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Market conditions — Tax Aware Equity Fund

•The Fund’s share price and performance will fluctuate in response to stock market movements

•The market value of convertible securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates

•Adverse market economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objectives

•Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and the Fund may invest uninvested cash in affiliated money market funds.

•In addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•The Fund seeks to limit risk and enhance performance through active management and/or diversification

•During severe market downturns, the Fund has the option of investing up to 100% of its assets in high-quality, short-term instruments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

MARCH 1, 2016	51

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions — Tax Aware Real Return Fund

•The Fund’s share price, yield, and total return will fluctuate in response to inflation and bond market movements

•The value of most bonds and inflation-linked investments will fall when interest rates rise. The longer a bond’s maturity and the lower its credit quality, the more its value typically falls. Interest payments on inflation-linked securities[1] are unpredictable and they will fluctuate as principal and/or interest is adjusted for inflation

•Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with their principal investment strategies and may hinder the Fund from achieving their investment objectives

•Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated or are defaulted. The risk of defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

•Bonds have generally outperformed money market investments over the long term with less risk than stocks

•Most bonds will rise in value when interest rates fall

•Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•Under normal circumstances the Fund plans to remain fully invested in accordance with their policies and the Funds may invest uninvested cash in affiliated money market funds.

•Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements

•The Fund seeks to limit risk and enhance after-tax yields through careful management, sector allocation, individual securities selection and duration management

•During severe market down-turns, the Fund has the option of investing up to 100% of their assets in high quality short-term instruments

•The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

1	The Fund may invest in inflation-linked securities, including TIPS. Unlike conventional bonds, the principal or interest of inflation-linked securities is adjusted periodically to a specified rate of inflation. For example, the principal amount of TIPS is adjusted periodically for inclusion using the Consumer Price Index for all Urban Consumers (CPI-U). Inflation-linked securities of foreign issuers are generally indexed to the inflation rates in their respective economies.

52	J.P. MORGAN TAX AWARE FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments

•Currency exchange rate movements could reduce gains or create losses

•The Funds could lose money because of foreign government actions, political instability, or lack of adequate and accurate information

•For the Tax Aware Real Return Fund, currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•Favorable exchange rate movements could generate gains or reduce losses

•Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•The Tax Aware Equity Fund anticipates that its total foreign investments will not exceed 20% of total assets;

•To the extent that the Tax Aware Real Return Fund invests in foreign securities, it will hedge its currency exposure into the U.S. dollar (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

ETFs and other investment companies[1]

•If a Fund invests in shares of another investment company or pooled investment vehicle, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the ETF or investment company

•The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•Investments in other investment companies or pooled investment vehicles help to manage smaller cash flows

•Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•Generally, a Fund’s investments in other investment companies, including ETFs structured as investment companies, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•Exemptive orders granted to various ETFs, and their investment advisers by the SEC permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	ETFs are pooled investment vehicles whose ownership interests are sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

MARCH 1, 2016	53

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Credit quality — Tax Aware Real Return Fund

•The default of an issuer would leave the Fund with unpaid interest or principal

•Junk bonds (those rated BB+, Ba1 or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value

•Investment-grade bonds have a lower risk of default •Junk bonds offer higher yields and higher potential gains

•The Fund maintains its own policies for balancing credit quality against potential yields and gains in light of their investment goals

•The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

Derivatives*

•Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred

•A Fund may have difficulty exiting a derivatives position

•Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities

•The counterparty to a derivatives contract could default

•Certain types of derivatives involve costs to a Fund which can reduce returns

•Derivatives that involve leverage could magnify losses

•Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility

•Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•A Fund could make money and protect against losses if the investment analysis proves correct

•Derivatives that involve leverage could generate substantial gains at low cost

•A Fund uses derivatives for hedging and tax and risk management purposes (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies) and to more effectively gain targeted equity exposure from its cash position; risk management may include management of a Fund’s exposure relative to its benchmark; a Fund may use derivatives in an effort to produce increased gain

•A Fund only establish hedges that they expect will be highly correlated with underlying positions

•While a Fund may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios

•A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Tax Aware Equity Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition. The Tax Aware Real Return Fund is subject to regulation under the Commodity Exchange Act.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

54	J.P. MORGAN TAX AWARE FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Real Estate Investment Trusts (REITs)[1] — Tax Aware Equity Fund

•The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests

•The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties

•REITs may be more volatile and/or more illiquid than other types of equity securities

•If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including the Fund) would be reduced by any corporate taxes payable by the REIT

•The Fund can gain exposure to an additional asset class in order to further diversify its assets

•The Fund may receive current income from its REIT investments

•If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•The Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

•Unless investing in REITs is described in the “What are the Fund’s main investment strategies?” section, the Fund’s investments in REITs will generally be limited to less than 10% of the Fund’s assets

Securities lending — Tax Aware Equity Fund

•When the Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults

•The collateral will be subject to the risks of the securities in which it is invested

•The Fund may enhance income through the investment of the collateral received from the borrower

•The adviser maintains a list of approved borrowers

•The Fund receives collateral equal to at least 100% of the current value of the securities loaned

•The lending agents indemnify the Fund against borrower default

•The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses

•Upon recall, the borrower must return the securities loaned within the normal settlement period

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

MARCH 1, 2016	55

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short selling — Tax Aware Real Return Fund

•Short sales may not have the intended effects and may result in losses

•The Fund may not be able to close out a short position at a particular time or at an acceptable price

•The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

•Segregated or earmarked accounts with respect to short sales may limit the Fund’s investment flexibility

•Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

•The Fund could make money and protect against losses if management’s analysis proves correct •Short selling may allow the Fund to generate positive returns in declining markets

•The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

•The Fund makes short sales through brokers that the adviser has determined to be creditworthy

Illiquid holdings
•A Fund could have difficulty valuing these holdings precisely •A Fund could be unable to sell these holdings at the time or price it desires	•These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•No Fund may invest more than 15% of its net assets in illiquid holdings

•To maintain adequate liquidity to meet redemptions, a Fund may hold high quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law

When-issued and delayed delivery securities
•When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	•A Fund can take advantage of attractive transaction opportunities	•A Fund segregates or earmarks liquid assets to offset leverage risk

Short-term trading

•Increased trading would raise a Fund’s transaction costs

•Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns

	•A Fund could realize gain in a short period of time •A Fund could protect against losses if a stock is overvalued and its value later falls	•A Fund will generally avoid short-term trading except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

56	J.P. MORGAN TAX AWARE FUNDS

This Page Intentionally Left Blank.

MARCH 1, 2016	57

Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with a Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gain	Total distributions
Tax Aware Equity Fund
Class A
Year Ended October 31, 2015	$29.01	$0.20	(f)	$1.41	$1.61	$(0.21)		$(0.81)	$(1.02)
Year Ended October 31, 2014	24.87	0.19	(f)	4.15	4.34	(0.20)		—	(0.20)
Year Ended October 31, 2013	19.60	0.23	(f)(g)	5.33	5.56	(0.29)		—	(0.29)
Year Ended October 31, 2012	17.43	0.18	(f)	2.18	2.36	(0.19)		—	(0.19)
March 22, 2011 (h) through October 31, 2011	18.15	0.10		(0.74)	(0.64)	(0.08)		—	(0.08)

Class C
Year Ended October 31, 2015	28.88	0.05	(f)	1.40	1.45	(0.09)		(0.81)	(0.90)
Year Ended October 31, 2014	24.78	0.06	(f)	4.12	4.18	(0.08)		—	(0.08)
Year Ended October 31, 2013	19.54	0.12	(f)(g)	5.32	5.44	(0.20)		—	(0.20)
Year Ended October 31, 2012	17.42	0.08	(f)	2.19	2.27	(0.15)		—	(0.15)
March 22, 2011 (h) through October 31, 2011	18.15	0.04		(0.74)	(0.70)	(0.03)		—	(0.03)

Select Class
Year Ended October 31, 2015	29.08	0.29	(f)	1.40	1.69	(0.28)		(0.81)	(1.09)
Year Ended October 31, 2014	24.88	0.29	(f)(i)	4.13	4.42	(0.22	)(i)	—	(0.22)
Year Ended October 31, 2013	19.60	0.29	(f)(g)	5.33	5.62	(0.34)		—	(0.34)
Year Ended October 31, 2012	17.43	0.21	(f)	2.20	2.41	(0.24)		—	(0.24)
March 22, 2011 (h) through October 31, 2011	18.15	0.11		(0.73)	(0.62)	(0.10)		—	(0.10)

Institutional Class Shares
Year Ended October 31, 2015	29.10	0.34	(f)	1.39	1.73	(0.32)		(0.81)	(1.13)
Year Ended October 31, 2014	24.92	0.30	(f)	4.18	4.48	(0.30)		—	(0.30)
Year Ended October 31, 2013	19.63	0.34	(f)(g)	5.32	5.66	(0.37)		—	(0.37)
Year Ended October 31, 2012	17.43	0.28	(f)	2.17	2.45	(0.25)		—	(0.25)
Year Ended October 31, 2011	16.71	0.23		0.71	0.94	(0.22)		—	(0.22)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.20, $0.09, $0.25 and $0.31 for Class A, Class C, Select Class and Institutional Class Shares, respectively, and the net investment income (loss) ratio would have been 0.88%, 0.41%, 1.15% and 1.41% for Class A, Class C, Select Class and Institutional Class Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Net investment income (loss) per share and distributions from investment income may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

58	J.P. MORGAN TAX AWARE FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$29.60	5.71%	$12,164	0.99%		0.70%		0.99%		59%
29.01	17.50	10,667	0.96		0.71		0.96		59
24.87	28.65	7,944	0.96		1.03	(g)	0.96		67
19.60	13.64	4,902	0.96		0.95		0.96		55
17.43	(3.53)	4,766	0.97	(j)	0.89	(j)	0.97	(j)	60

29.43	5.18	4,680	1.50		0.16		1.50		59
28.88	16.92	2,700	1.46		0.21		1.46		59
24.78	28.03	1,950	1.46		0.56	(g)	1.46		67
19.54	13.10	1,432	1.46		0.43		1.46		55
17.42	(3.85)	1,097	1.46	(j)	0.39	(j)	1.47	(j)	60

29.68	6.00	84,642	0.71		0.99		0.71		59
29.08	17.82	83,663	0.71		1.10		0.71		59
24.88	28.96	975,826	0.71		1.29	(g)	0.71		67
19.60	13.93	713,205	0.71		1.12		0.71		55
17.43	(3.39)	245,896	0.72	(j)	1.14	(j)	0.72	(j)	60

29.70	6.16	1,265,581	0.55		1.16		0.55		59
29.10	18.04	1,293,555	0.55		1.10		0.56		59
24.92	29.13	120,302	0.55		1.56	(g)	0.56		67
19.63	14.19	148,369	0.55		1.53		0.56		55
17.43	5.66	486,833	0.55		1.30		0.61		60

MARCH 1, 2016	59

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Tax Aware Real Return Fund
Class A
Year Ended October 31, 2015	$10.01	$0.25	(f)	$(0.51)	$(0.26)	$(0.26)	$9.49	(2.59)%
Year Ended October 31, 2014	10.06	0.26	(f)	(0.04)	0.22	(0.27)	10.01	2.15
Year Ended October 31, 2013	10.51	0.25		(0.48)	(0.23)	(0.22)	10.06	(2.22)
Year Ended October 31, 2012	10.19	0.24		0.32	0.56	(0.24)	10.51	5.55
Year Ended October 31, 2011	10.07	0.26		0.12	0.38	(0.26)	10.19	3.80

Class C
Year Ended October 31, 2015	9.98	0.19	(f)	(0.50)	(0.31)	(0.20)	9.47	(3.16)
Year Ended October 31, 2014	10.03	0.19	(f)	(0.04)	0.15	(0.20)	9.98	1.48
Year Ended October 31, 2013	10.48	0.17		(0.47)	(0.30)	(0.15)	10.03	(2.85)
Year Ended October 31, 2012	10.16	0.18		0.32	0.50	(0.18)	10.48	4.92
Year Ended October 31, 2011	10.04	0.19		0.12	0.31	(0.19)	10.16	3.13

Select Class
Year Ended October 31, 2015	10.02	0.26	(f)	(0.51)	(0.25)	(0.27)	9.50	(2.49)
Year Ended October 31, 2014	10.06	0.27	(f)	(0.04)	0.23	(0.27)	10.02	2.25
Year Ended October 31, 2013	10.51	0.25		(0.47)	(0.22)	(0.23)	10.06	(2.11)
Year Ended October 31, 2012	10.19	0.26		0.31	0.57	(0.25)	10.51	5.66
Year Ended October 31, 2011	10.07	0.27		0.12	0.39	(0.27)	10.19	3.91

Institutional Class
Year Ended October 31, 2015	10.03	0.27	(f)	(0.50)	(0.23)	(0.29)	9.51	(2.33)
Year Ended October 31, 2014	10.08	0.29	(f)	(0.05)	0.24	(0.29)	10.03	2.41
Year Ended October 31, 2013	10.53	0.27		(0.48)	(0.21)	(0.24)	10.08	(1.97)
Year Ended October 31, 2012	10.20	0.27		0.33	0.60	(0.27)	10.53	5.91
Year Ended October 31, 2011	10.08	0.28		0.12	0.40	(0.28)	10.20	4.05
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

60	J.P. MORGAN TAX AWARE FUNDS

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$56,660	0.75%	2.58%	0.97%	18%
95,153	0.75	2.58	0.97	11
153,819	0.75	2.31	0.97	16
222,694	0.75	2.34	0.97	8
183,105	0.75	2.53	0.97	14

42,843	1.40	1.93	1.49	18
59,850	1.40	1.93	1.46	11
83,639	1.40	1.67	1.47	16
108,755	1.40	1.70	1.47	8
100,908	1.40	1.88	1.48	14

144,956	0.65	2.68	0.73	18
177,575	0.65	2.67	0.72	11
1,544,101	0.65	2.42	0.72	16
1,979,923	0.65	2.46	0.72	8
2,012,662	0.65	2.63	0.73	14

1,302,381	0.50	2.83	0.56	18
1,682,468	0.50	2.83	0.56	11
960,451	0.50	2.57	0.57	16
944,652	0.50	2.58	0.57	8
740,738	0.50	2.78	0.58	14

MARCH 1, 2016	61

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on a Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, D.C. 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No.: 811-21295

©JPMorgan Chase & Co. 2016. All rights reserved. July 2016. PR-TAACSI-316-2

Prospectus

J.P. Morgan Tax Aware Funds

Class R6 Shares

March 1, 2016, as supplemented July 1, 2016

JPMorgan Tax Aware Real Return Fund

Ticker/TXRRX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Tax Aware Real Return Fund

Class/Ticker: R6/TXRRX

What is the goal of the Fund?

The Fund seeks to maximize after-tax inflation protected return.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.35%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.10
Shareholder Service Fees	NONE
Remainder of Other Expenses	0.10

Total Annual Fund Operating Expenses	0.45
Fee Waivers and Expense Reimbursements[1]	(0.05)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]	0.40

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.40% of the average daily net assets. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R6 SHARES ($)	41	139	247	562

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

MARCH 1, 2016	1

JPMorgan Tax Aware Real Return Fund (continued)

What are the Fund’s main investment strategies?

The Fund is designed to protect after-tax return by, under normal circumstances, primarily investing in a portfolio of municipal obligations whose interest payments are excluded from federal income taxes. The Fund is also designed to maximize inflation-protected return, which means maximizing the “real return.” Real Return is the total return of a security less the actual rate of inflation. Because of the limited supply of inflation-protected municipal securities, the Fund seeks to synthetically create inflation protection by investing in a combination of conventional (i.e., non-inflation protected) municipal securities and inflation-linked derivatives such as Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U) swaps. The adviser may use other strategies to achieve the Fund’s objective including investments in other types of securities which provide after-tax return and direct investments in inflation-linked securities such as Treasury Inflation Protected Securities (TIPS) and municipal inflation-linked securities, if available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund may invest. As part of its principal investment strategy, the Fund will invest substantially in swaps in which the Fund receives inflation-linked payments that provide inflation protection.

The Fund also may invest in taxable debt securities, including but not limited to, asset-backed and mortgage-related securities, U.S. government and agency securities, domestic corporate bonds and money market instruments and repurchase agreements. The Fund may engage in short sales including short sales of forward commitments. The Fund may also invest in repurchase agreements.

The average weighted maturity of the Fund’s portfolio will be between three and ten years. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.

The Fund will invest primarily in securities that, at the time of purchase, are rated as investment grade by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Rating (Fitch), meaning that such securities will carry a minimum rating of Baa3, BBB–, or BBB–, respectively or the equivalent by another national rating organization, or are unrated but deemed by the adviser to be of comparable quality. No more than 10% of total assets may be invested in securities below investment grade (also known as junk bonds).

A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. If the quality of an investment grade security is downgraded subsequent to purchase to below investment grade, the Fund may continue to hold the security.

The Fund seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gain by minimizing the net gains available for distribution. As part of its tax aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gain, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

2	J.P. MORGAN TAX AWARE FUNDS

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt its ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Derivatives Risk. Derivatives, including swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

In addition to risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

Strategy Risk. The Fund’s investments may not work to achieve the Fund’s objective. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected municipal securities.

Inflation-Linked Securities Risk. Inflation-linked securities, including CPI-U swaps, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Debt Securities and Other Callable Securities Risk. As part of its investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be

MARCH 1, 2016	3

JPMorgan Tax Aware Real Return Fund (continued)

able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities Risk. The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Tax Aware Investing Risk. The Fund’s tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pretax income. Managing the Fund to maximize after-tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividend and yield. In periods of rising interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. Collateralized mortgage obligations (CMOs), interest-only (IOs) and principal-only (POs) stripped mortgage-backed securities are more volatile and may be subject to a higher risk of non-payment than other mortgage related securities.

Short Selling Risk. The Fund may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and it may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of

4	J.P. MORGAN TAX AWARE FUNDS

instruments such as mortgage TBAs which do not involve borrowing a security. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk.” The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Repurchase Agreement Risk. Repurchase agreements involve

some risk to the Fund that the counterparty does not meet its obligation under the agreement.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares that performance to the Barclays U.S. 1–15 Year Blend (1–17) Municipal Bond Index, Tax Aware Real Return Composite Benchmark, a composite benchmark which is comprised of unmanaged indexes that correspond to the Fund’s objective of after-tax inflation protected return, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class R6 Shares is based on the performance of Institutional

Class Shares of the Fund prior to the inception of Class R6 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares. Prior class performance for Class R6 Shares has been adjusted to reflect differences in expenses between Class R6 Shares and Institutional Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2009	7.79%
Worst Quarter	4th quarter, 2008	–5.37%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	1.11%	2.13%	2.54%
Return After Taxes on Distributions	1.11	2.13	2.54
Return After Taxes on Distributions and Sale of Fund Shares	1.96	2.31	2.64
BARCLAYS U.S. 1–15 YEAR BLEND (1–17) MUNICIPAL BOND INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	2.83	4.28	4.41
TAX AWARE REAL RETURN COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses, or Taxes)	1.45	2.79	NA
LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	2.62	4.21	3.92

MARCH 1, 2016	5

JPMorgan Tax Aware Real Return Fund (continued)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Deepa Majmudar	2005	Managing Director
Richard Taormina	2005	Managing Director
David Rooney	2015	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors $5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund seeks to minimize shareholder’s tax liability in connection with the Fund’s distribution of realized capital gain by minimizing the net gain available for distribution and by minimizing distributions that are taxed as ordinary income. However, it is possible that a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	J.P. MORGAN TAX AWARE FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund’s main investment strategies are summarized in the Fund’s Risk/Return Summary. Additional information about the Fund’s main investment strategies is included below. Except as otherwise indicated, the strategies described below are principal investment strategies of the Fund. Where applicable, the following identifies other strategies that are not anticipated to be main strategies of the Fund but that may become more important to the Fund’s management in the future.

As part of its tax aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gain, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss.

The Fund is designed to protect after-tax return by, under normal circumstances, primarily investing in a portfolio of municipal obligations whose interest payments are excluded from federal income taxes. The Fund is also designed to maximize inflation-protected return, which means maximizing the “real return.” Real Return is the total return of a security less the actual rate of inflation. Because of the limited supply of inflation-protected municipal securities, the Fund seeks to synthetically create inflation protection by investing in a combination of conventional (i.e., non-inflation protected) municipal securities and inflation-linked derivatives such as Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U) swaps. The adviser may use other strategies to achieve the Fund’s objective including investments in other types of securities which provide after-tax return and direct investments in inflation-linked securities such as Treasury Inflation Protected Securities (TIPS) and municipal inflation-linked securities, if available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund may invest. As part of its principal investment strategy, the Fund will invest substantially in swaps in which the Fund receives inflation- linked payments that provide inflation protection. The Fund may use futures contracts, options, forwards and swaps to provide inflation-protection, maintain interest rate, sector and yield curve exposure, to hedge various investments and for tax and risk management purposes and to increase gain to the Fund.

The Fund also may invest in taxable debt securities, including but not limited to, asset-backed and mortgage-related securities, U.S. government and agency securities, domestic corporate bonds and money market instruments and repurchase agreements. The Fund may engage in short sales including short sales of forward commitments. The Fund may also invest in repurchase agreements.

The average weighted maturity of the Fund’s portfolio will be between three and ten years. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.

The Fund seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gain by minimizing the net gains available for distribution. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund will invest primarily in securities that, at the time of purchase, are rated as investment grade by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Rating (Fitch), meaning that such securities will carry a minimum rating of Baa3, BBB–, or BBB–, respectively or the equivalent by another national rating organization, or are unrated but deemed by the adviser to be of comparable quality. No more than 10% of total assets may be invested in securities below investment grade (also known as junk bonds). A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.

The Fund is not able to and does not seek to achieve its objective primarily through investments in inflation-protected fixed income securities. Instead, because of the limited supply of inflation-protected municipal securities, the Fund synthetically creates inflation protection by investing in a combination of conventional (i.e., non-inflation-protected) municipal securities and CPI-U swaps. This strategy is intended to create the equivalent of a portfolio of inflation-protected securities. The swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded

MARCH 1, 2016	7

More About the Fund (continued)

fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund may invest in shares of ETFs, affiliated money market funds and other investment companies. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund does not have a fundamental investment objective, and it may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

Main Risks

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Municipal bonds may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending, and lower income tax revenue as a result of a higher unemployment rate. In addition, Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are

8	J.P. MORGAN TAX AWARE FUNDS

downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the Fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered (either by legislation, Executive Order, or other method) in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Interest Rate Risk. In addition to inflation-linked debt securities, the Fund also invests in other debt securities that increase or decrease in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s or counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Debt Securities and Other Callable Securities Risk. As part of its investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

High Yield Securities Risk. The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater

MARCH 1, 2016	9

More About the Fund (continued)

sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase/decrease the income available for distribution by the Fund and the Fund’s yield. In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividend and yield. In periods of rising interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities.

The Fund may invest in collateralized mortgage obligations (CMOs). CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax.

Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security (except for certain instruments such as mortgage TBAs), the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the

10	J.P. MORGAN TAX AWARE FUNDS

supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

Strategy Risk. The Fund’s investments may not work to achieve the Fund’s objective. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected municipal securities.

Derivatives Risk. The Fund may use derivatives, in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (which is the risk that the derivative counterparty will not fulfill its contractual obligations), and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

The Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Transactions Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as a Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Industry and Sector Focus Risk. At times a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities

MARCH 1, 2016	11

More About the Fund (continued)

of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Tax Aware Investing Risk. The Fund’s tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pretax income. Managing the Fund to maximize after-tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed.

Additional Risks

CFTC Regulation Risk. The Fund is subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity pool” and the adviser is subject to regulation as a “commodity pool operator” with respect to the Fund. As a result, the Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The price movement of an index-based ETF or closed-end investment companies may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Fund purchase, please read the “Risk/Return Summary” and the “Risk and Reward Elements for the Fund” later in the prospectus and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of the Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which the Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Fund and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for the Fund. JPMorgan and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objective. These investments may result in a lower yield than lower-quality or longer-term investments, and,

12	J.P. MORGAN TAX AWARE FUNDS

in the case of Funds that are using such investments for temporary defensive purposes, prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may be inconsistent with a Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Funds reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Fund attempts to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax until the Fund sells the appreciated security). The Fund seeks to minimize income distributions and distributions of realized short-term capital gain (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the Fund are the following:

•	employing a long-term approach to investing;

•	attempting to minimize net realized short-term capital gain; and

•	selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

•	investing in municipal securities, the interest from which is exempt from federal income tax.

The Fund generally intends to pay redemption proceeds in cash; however, the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield the Fund — and other shareholders — from tax liabilities that might otherwise be incurred if the Fund has to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Fund generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

MORE INFORMATION ABOUT THE COMPOSITE BENCHMARK

The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Barclays U.S. 1–15 Year Blend (1–17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

The historical performance for the Class R6 Shares in the bar chart prior to 1/1/14 and in the performance table prior to its inception on 8/16/13 is based on the Institutional Class Shares of the Fund, which invest in the same portfolio of securities, but are offered in a different prospectus. The actual returns of Class R6 Shares would have been different than those shown because Class R6 have different expenses than Institutional Class Shares.

MARCH 1, 2016	13

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/15, JPMIM was paid a management fee (net of waivers) of 0.32% a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

Tax Aware Real Return Fund

The portfolio management team is led by Deepa Majmudar, Richard Taormina and David Rooney. Ms. Majmudar, Managing Director, is a portfolio manager in the Global Fixed Income, Currency & Commodities (GFICC) group. An employee since 2003 and portfolio manager of the Fund since its inception, Ms. Majmudar is a senior portfolio manager and inflation specialist and focuses on strategies and tactics for diversified products and their included asset classes. Mr. Taormina,

Managing Director, is a portfolio manager in the GFICC group. An employee since 1997 and portfolio manager of the Fund since its inception, Mr. Taormina is responsible for managing municipal and tax-aware mutual funds, high net work and institutional fixed income accounts, and quantitative analysis. Mr. Rooney, Vice President and CFA charterholder, is a portfolio manager in the GFICC group. An employee since 2012 and portfolio manager of the Fund since 2015, Mr. Rooney is responsible for managing fixed income and derivative assets, with an emphasis on inflation-linked products. Prior to joining the firm, Mr. Rooney was with BNY Mellon Asset Management and the Bank of New York, most recently as a portfolio managers and trader focused on securitized products.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund’s Administrator

JPMIM (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial

14	J.P. MORGAN TAX AWARE FUNDS

Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

MARCH 1, 2016	15

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, expenses, dividends and distributions.

Please read this prospectus carefully, and then select the share class most appropriate for you and decide how much you want to invest. The Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Class R shares are primarily used in Group Retirement Plans. The particular Group Retirement Plan will determine the share class available to its participants.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

Class R6
Eligibility

May be purchased by

•  Group Retirement Plans,[1]

•  Certain discretionary accounts at JPMIM or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager) as defined below,

•  Certain direct investors as defined below,

•  Section 529 college savings plans,

•  The JPMorgan Diversified Fund,

•  Current and future JPMorgan SmartRetirement, SmartRetirement Blend and JPMorgan Access Funds, and

•  Such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

•  Investment companies not affiliated with JPMIM.

Minimum Investment[2,3]

$5,000,000 — Discretionary Accounts.

$15,000,000 — Direct Investors.

Accounts cannot be aggregated to meet the initial minimum investment. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

Minimum Subsequent Investments	No minimum
Distribution (12b-1) Fee	None
Shareholder Service Fee	None
Redemption Fee	None

[1]	For more information about eligible Group Retirement Plans, see “Group Retirement Plans” below.
[2]

Financial Intermediaries or other organizations making the Fund available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

[3]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.

Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent.

Accounts may be opened either directly with the Fund’s transfer agent or through Financial Intermediaries. If you have questions about eligibility, please call 1-800-480-4111.

•	Class R6 Shares are not subject to Rule 12b-1 fees.

16	J.P. MORGAN TAX AWARE FUNDS

•	Class R6 Shares have lower annual expense ratios than other share class, as the Class R6 Shares have no ongoing shareholder service fees.

•

The Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

Group Retirement Plans

The only retirement plans that are eligible to purchase Class R6 Shares are employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R6 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

There is no minimum investment requirement for Group Retirement Plans, Section 529 college savings plans and eligible investments by other J.P. Morgan Funds or unaffiliated investment companies.

Discretionary Accounts

Class R6 Shares may also be purchased by an account for an investor:

1.	Whose investments in the Fund are made and directed on their behalf by investment representatives at the Investment Manager pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account), and

2.	Whose Discretionary Account’s initial investment in the Fund is at least $5,000,000. Accounts cannot be aggregated to meet the initial minimum.

Direct Investors

Class R6 Shares also may be purchased by individuals, institutions, trusts, and foundations whose:

1.	Account is not held for the benefit of multiple underlying, unrelated investors, and

2.	Initial investment in the Fund is at least $15,000,000. Accounts cannot be aggregated to meet the initial minimum.

College Savings Plans

To be eligible to invest in Class R6 Shares, Section 529 college savings plans must hold their shares through plan level or omnibus accounts held on the books of the Fund.

FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services.

To obtain information, visit www.jpmorganfunds.com or call 1-800-480-4111.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1

MARCH 1, 2016	17

Investing with J.P. Morgan Funds (continued)

fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. The J.P. Morgan Funds will no longer enter into new Sub TA Agreements that require fee payments with respect to Class R6 Shares. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

PURCHASING FUND SHARES

You may purchase shares directly from the Fund through the Distributor or through your Financial Intermediary.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Fund is open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“NYSE Close”), on a day the Fund is open for business, will be effected at that day’s NAV. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET, if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Fund prior to such time as agreed upon by the Fund and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Fund, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE FUND
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

18	J.P. MORGAN TAX AWARE FUNDS

HOW TO PURCHASE DIRECTLY WITH THE FUND
	Opening a New Account	Purchasing into an Existing Account
Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

All checks must be made payable to one of the following:

•  J.P. Morgan Funds; or

•  The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third- party checks.

By Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P. Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and

Your Account Registration

	Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.	Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.

[1]	The Fund currently does not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Fund and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

MARCH 1, 2016	19

Investing with J.P. Morgan Funds (continued)

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable fees.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Fund.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES
Class R6 Shares of the Fund may be exchanged for: • Class R6 Shares of another J.P. Morgan Fund, • Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of the Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of the Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

20	J.P. MORGAN TAX AWARE FUNDS

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1 or wired to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online

Call us at 1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

[1]	You cannot request redemption by check to be sent to an address updated within 30 days.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Fund’s transfer agent or the Fund), minus the amount of any applicable fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of the Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Fund, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions for Class R6 Shares using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Fund and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

MARCH 1, 2016	21

Investing with J.P. Morgan Funds (continued)

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

If your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account. Before this action is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

Closings, Reorganizations and Liquidations

To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Fund identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when the Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund’s own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or

22	J.P. MORGAN TAX AWARE FUNDS

redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. As a result, the Fund is often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Fund.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Fund will be able to effectively identify and eliminate market timing and abusive trading in the Fund particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Fund’s market timing policies and restrictions as uniformly as practicable to accounts with the Fund, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of the Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share. This is also known as the offering price. Shares are also redeemed at NAV. The NAV of each class within the Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

MARCH 1, 2016	23

Investing with J.P. Morgan Funds (continued)

The NAV per share of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/ dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET, if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The

24	J.P. MORGAN TAX AWARE FUNDS

Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, on a monthly basis. The Fund will distribute net realized capital gains, if any, at least once a year. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investment through such plans. The tax considerations described in this section do not apply to such tax- exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Funds as an investment and the tax treatment of distributions.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares.

Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” As described in the “What are the Fund’s main investment strategies?” section, the Fund invests primarily in various types of tax-exempt-interest obligations. Distributions that are properly designated as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes, and in certain instances, may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders. You should consult your tax advisor concerning your own tax situation.

Shareholders who receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in the Fund may have on the federal taxation of their benefits. Tax exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.

With respect to taxable shareholders, distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares of the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

MARCH 1, 2016	25

Investing with J.P. Morgan Funds (continued)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, but excluding any exempt-interest dividends received from the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

With respect to taxable shareholders, if you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investment in foreign securities may be subject to foreign withholding and/or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, the Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

The Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, derivative instruments, and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO). Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

26	J.P. MORGAN TAX AWARE FUNDS

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for the Fund have delegated the authority to vote proxies for securities owned by the Fund to the applicable investment adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 3 calendar days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month.

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings, inclusive of the Subsidiary as of the last day of that quarter.

The Fund will post these quarterly schedules on J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.

The Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s portfolio as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

MARCH 1, 2016	27

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that the Fund has sold at a profit, minus any realized losses.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by the Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R6 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared.

Wire — refers to a method used for payment or redemptions. While J.P. Morgan Funds does not charge to send a wire, your bank may charge a fee for this service.

28	J.P. MORGAN TAX AWARE FUNDS

This Page Intentionally Left Blank.

MARCH 1, 2016	29

JPMorgan Tax Aware Funds

Tax Aware Real Return Fund

INCOME INVESTMENTS

This table discusses the customary types of investments which can be held by the Tax Aware Real Return Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.
Asset-backed securities Securities secured by interests in a stream of payments from specific assets, such as auto or credit card receivables.
Bank obligations Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
Commercial paper Unsecured short-term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody’s or another nationally recognized statistical ratings organization.
Convertible securities Domestic and foreign debt securities or preferred stock that can be converted into equity securities at a future time and price.
Corporate bonds Debt securities of domestic and foreign industrial, utility, banking and other financial institutions.
ETFs Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (SPDRs) and NASDAQ 100’s.
High Yield/High Risk Securities/Junk Bonds High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies.
Inflation-Linked Debt Securities Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
Mortgages (directly held) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.
Mortgage-backed securities Domestic and foreign securities (such as Federal Home Loan Banks, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.
Mortgage dollar-rolls The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated or earmarked liquid assets are used to offset leverage risk.
Municipal Securities Securities issued by a state or political subdivision to obtain funds for various public purposes, including, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
Participation interests Interests that represent a share of bank debt or similar securities or obligations.
Private placements Bonds or other investments not registered under the Securities Act of 1933 that are sold directly to an institutional investor.
REITs and other real-estate related instruments Securities of issuers that invest in real estate or are secured by real estate.
Repurchase agreements Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.
Reverse repurchase agreements Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.
Short Selling In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
Sovereign debt, Brady bonds and debt of supranational organizations Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.
Swaps Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated or earmarked liquid assets are used to offset leverage risk. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in the value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities or commodities representing a particular index.
Tax exempt municipal securities Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
U.S. government securities Debt instruments (Treasury bills, notes and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
Zero-coupon, pay-in-kind and deferred payment securities Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

30	J.P. MORGAN TAX AWARE FUNDS

●	Permitted
¡	Not permitted

Principal types of risk	Tax Aware Real Return Fund
credit, interest rate, market, prepayment	●
credit, currency, liquidity, political	●[1]
credit, currency, interest rate, liquidity, market, political	●[1]
credit, currency, interest rate, liquidity, market, political, valuation	●[1]
credit, currency, interest rate, liquidity, market, political, valuation	●[1]
credit, environmental, extension, interest rate, liquidity, market, natural event, political, prepayment, valuation	●
credit, currency, extension, interest rate, leverage, market, political, prepayment, tax	●[1]
credit, currency, extension, interest rate, leverage, liquidity, market, political, repayment	●[1,2]
credit, interest rate, market, natural event, political, prepayment, tax
credit, currency, extension, interest rate, liquidity, political, prepayment	●
credit, interest rate, liquidity, market, valuation	●
credit, interest rate, liquidity, market, management, natural event, prepayment, tax, valuation	●
credit	●
credit, leverage	●[2]
credit, currency, interest rate, market, political	●[1]
credit, currency, interest rate, leverage, market, management, political, valuation	●
credit, interest rate, market, natural event, political	●
interest rate	●
credit, currency, interest rate, liquidity, market, political, valuation	●[1]

MARCH 1, 2016	31

JPMorgan Tax Aware Funds (continued)

Risk related to certain fixed income investments held by the Fund:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by the Fund’s management may fail to produce the intended result.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

1	All foreign securities in the aggregate may not exceed 25% of the Fund’s assets.

2

All forms of borrowing (including securities lending mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets unless otherwise permitted by law.

32	J.P. MORGAN TAX AWARE FUNDS

Risk and Reward Elements for the Fund

This table discusses the main elements that make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Management choices
• The Fund could underperform their benchmarks due to their securities and asset allocation choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Market conditions

• The Fund’s share price, yield, and total return will fluctuate in response to inflation and bond market movements

• The value of most bonds and inflation- linked investments will fall when interest rates rise. The longer a bond’s maturity and the lower its credit quality, the more its value typically falls. Interest payments on inflation-linked securities[1] are unpredictable and they will fluctuate as principal and/or interest is adjusted for inflation

• Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with their principal investment strategies and may hinder the Fund from achieving their investment objectives

• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated or are defaulted. The risk of defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

• Bonds have generally outperformed money market investments over the long term with less risk than stocks

• Most bonds will rise in value when interest rates fall

• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

• Under normal circumstances the Fund plans to remain fully invested in bonds and other fixed income securities and the Fund may invest uninvested cash in affiliated money market funds.

• Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements

• The Fund seeks to limit risk and enhance after-tax yields through careful management, sector allocation, individual securities selection and duration management

• For temporary defensive purposes, the Fund has the option of investing up to 100% of their assets in high quality short- term instruments

• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

1	The Fund may invest in inflation-linked securities, including TIPS. Unlike conventional bonds, the principal or interest of inflation-linked securities is adjusted periodically to a specified rate of inflation. For example, the principal amount of TIPS is adjusted periodically using the Consumer Price Index for all Urban Consumers (CPI-U). Inflation-linked securities of foreign issuers are generally indexed to the inflation rates in their respective economies.

MARCH 1, 2016	33

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments

•  Currency exchange rate movements could reduce gains or create losses

•  The Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information

•  Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses

•  Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•  To the extent that the Fund invests in foreign securities, it will hedge its currency exposure into the U.S. dollar (see also “Derivatives”); these currency management techniques may not be available for certain investments

ETFs and other investment companies[1]

•  If the Fund invests in shares of another investment company or pooled investment vehicle, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the ETF or investment company

•  The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies or pooled investment vehicles help to manage smaller cash flows

•  Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, the Fund’s investments in other investment companies, including ETFs structured as investment companies, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•  Exemptive orders granted to various ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•  Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

1	ETFs are pooled investment vehicles whose ownership interests are sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

34	J.P. MORGAN TAX AWARE FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Credit quality

• The default of an issuer would leave the Fund with unpaid interest or principal

• Junk bonds (those rated BB+, Ba1 or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value

• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains

• The Fund maintains its own policies for balancing credit quality against potential yields and gains in light of their investment goals

• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

Derivatives*

• Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

• The Fund may have difficulty exiting a derivatives position

• Derivatives used for risk management or to increase the Fund’s gain may not have the intended effects and may result in losses or missed opportunities

• The counterparty to a derivatives contract could default

• Certain types of derivatives involve costs to the Fund which can reduce returns

• Derivatives that involve leverage could magnify losses

• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

• Derivatives used for non-hedging purposes could cause losses that exceed the original investment

• Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

• The Fund could make money and protect against losses if the investment analysis proves correct

• Derivatives that involve leverage could generate substantial gains at low cost

• The Fund may use derivatives, for hedging and tax and risk management purposes (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies and to more effectively gain targeted equity exposure from its cash position); risk management may include management of the Fund’s exposure relative to its benchmark,

• The Fund only establish hedges that they expect will be highly correlated with underlying positions

• While the Fund may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios

• The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Fund is subject to regulation under the Commodity Exchange Act.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

MARCH 1, 2016	35

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short selling

•  Short sales may not have the intended effects and may result in losses

•  The Fund may not be able to close out a short position at a particular time or at an acceptable price

•  The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

•  Segregated or earmarked accounts with respect to short sales may limit the Fund’s investment flexibility

•  Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

• The Fund could make money and protect against losses if investment analysis proves correct • Short selling may allow the Fund to generate positive returns in declining markets

•  The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

•  The Fund makes short sales through brokers that the adviser has determined to be creditworthy

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•  No Fund may invest more than 15% of its net assets in illiquid holdings

•  To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risk

Short-term trading

•  Increased trading would raise the Fund’s transaction costs

•  Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns

	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a stock is overvalued and its value later falls	• The Fund will generally avoid short-term trading except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

36	J.P. MORGAN TAX AWARE FUNDS

This Page Intentionally Left Blank.

MARCH 1, 2016	37

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

Class R6
	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Tax Aware Real Return Fund
Year Ended October 31, 2015	$10.03	$0.28	(f)	$(0.50)	$(0.22)	$(0.30)	$9.51	(2.24)%
Year Ended October 31, 2014	10.08	0.30	(f)	(0.05)	0.25	(0.30)	10.03	2.52
August 16, 2013 (g) through October 31, 2013	9.92	0.05		0.18	0.23	(0.07)	10.08	2.33
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

38	J.P. MORGAN TAX AWARE FUNDS

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$183,464	0.40%	2.93%	0.45%	18%
253,993	0.40	2.94	0.46	11
102,671	0.38	2.69	0.47	16

MARCH 1, 2016	39

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, D.C. 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No.: 811-21295

©JPMorgan Chase & Co. 2016. All rights reserved. July 2016. PR-TARRR6-316-2

Prospectus

J.P. Morgan SMA Funds

March 1, 2016, as supplemented July 1, 2016

JPMorgan International Value SMA Fund	Ticker: JTIVX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan International Value SMA Fund

Ticker: JTIVX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You should be aware that, as shown under “Management Fees” in the table below, the Fund pays no fees under its advisory agreement to the Fund’s adviser. However, Fund shareholders are all participants in separately managed account programs and pay fees to program sponsors for costs and expenses of the programs, including fees for investment advice.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.20%
Shareholder Service Fees	NONE
Remainder of Other Expenses	0.20

Total Annual Fund Operating Expenses	0.20
Fee Waivers and Expense Reimbursements[1]	(0.20)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.00

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.00% of the average daily net assets of Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
FUND SHARES ($)	—	44	92	235

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

MARCH 1, 2016	1

JPMorgan International Value SMA Fund (continued)

What are the Fund’s main investment strategies?

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes), which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

The Fund’s sector weightings generally approximate those of the MSCI EAFE Value Index, although the Fund does not seek to mirror the index in its choice of individual securities. In choosing securities, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund’s management team then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	value characteristics such as low price-to-book and price-to-earnings ratios;

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund is offered as a component of the JPMorgan International Value SMA Managed Account Strategy (“SMA Strategy”) to participants in separately managed account programs. As a result, the Fund’s holdings will depend on whether a particular security or instrument can be purchased directly on behalf of the participants in the separately managed account programs investing in the SMA Strategy.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met. Because the Fund is managed as a component of the SMA Strategy, the Fund is subject to the risks associated with the particular securities and instruments that it holds, which may be more pronounced than those associated with the SMA Strategy or with other mutual funds that have similar strategies.

Because the Fund is offered as a component of the SMA Strategy to participants in separately managed account programs, it is designed to complement the investments purchased directly on behalf of participants in the separately managed account programs invested in the SMA Strategy. Therefore, the Fund represents only a portion of the overall SMA Strategy. An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.”

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one

2	J.P. MORGAN SMA FUNDS

country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, regulatory events and government controls.

Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Smaller Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives, including forward currency contracts and futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this hedging strategy for its emerging markets currency exposure.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual

MARCH 1, 2016	3

JPMorgan International Value SMA Fund (continued)

or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Real Estate Securities Risk. The Fund’s investments in real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of issuers.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short term capital gains that will generally be taxable to shareholders as ordinary income.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Shares has varied from year to year over the past eight calendar years. The table shows the average annual total returns over the past one year, five years and life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes), and the Lipper International Multi-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the average. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	23.36%
Worst Quarter	3rd quarter, 2008	–23.83%

4	J.P. MORGAN SMA FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (since 8/17/07)
INTERNATIONAL VALUE SMA FUND
Return Before Taxes	(1.04)%	0.78%	(0.63)%
Return After Taxes on Distributions	(1.49)	0.41	(0.91)
Return After Taxes on Distributions and Sale of Fund Shares	0.57	0.94	(0.20)
MSCI EAFE VALUE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	(5.68)	2.55	(1.42)
LIPPER INTERNATIONAL MULTI-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	(2.79)	2.46	(0.36)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Gerd Woort-Menker	2007	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to the Fund’s Shares.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

MARCH 1, 2016	5

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes), which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

The Fund’s sector weightings generally approximate those of the MSCI EAFE Value Index, although the Fund does not seek to mirror the index in its choice of individual securities. In choosing securities, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest.

The Fund may invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of any one particular market capitalization category.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund’s management team then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	value characteristics such as low price-to-book and price-to-earnings ratios;

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest a substantial part of its assets in just one region or country.

The main investment strategies for the Fund are summarized above. The Fund will invest primarily in equity securities as described above. These equity securities may include:

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

•	privately placed securities

The main investment strategies for the Fund may also include:

•	real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

•	foreign securities, which may be in the form of depositary receipts

•	securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling and currencies of other countries in which the Fund may invest

•	derivatives, including currency forwards and certain futures

Although not main strategies, the Fund may also utilize:

•	high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category

•	sovereign debt

•	corporate debt

•	securities lending

•	derivatives, including certain futures, forwards, options and swaps

•	other investment companies

•

exchange-traded funds (ETFs) which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index

•	affiliated money market funds

•	closed-end investment companies

6	J.P. MORGAN SMA FUNDS

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, participation notes, forwards and other instruments to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain. The Fund may use exchange-traded futures to manage cash flows.

The Fund may utilize the investment strategies listed herein, including the use of derivatives, to a greater or lesser degree.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund is offered as a component of the JPMorgan International Value SMA Managed Account Strategy (“SMA Strategy”) to participants in separately managed account programs. As a result, the Fund’s holdings will depend on whether a particular security or instrument can be purchased directly on behalf of the participants in the separately managed account programs investing in the SMA Strategy.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund does not have a fundamental investment objective and it may be changed without the consent of a majority of the outstanding shares of the Fund.

The Fund may invest in affiliated J.P. Morgan money market funds. Because the Fund’s adviser and its affiliates provide services to and receive fees from the J.P. Morgan money market funds, the adviser and its affiliates may indirectly receive fees, including advisory fees, from the Fund. These fees would be included in the Fund’s acquired fund fees and expenses which are not covered by the Fund’s expense limitation agreement. As a result, the Fund’s investments in the J.P. Morgan money market funds may benefit the adviser and its affiliates and may create a conflict of interest.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Because the Fund is managed as a component of the SMA Strategy, the Fund is subject to the risks associated with the particular securities and instruments that it holds, which may be more pronounced than those associated with the SMA Strategy or with other mutual funds that have similar strategies.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

Main Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent

MARCH 1, 2016	7

More About the Fund (continued)

convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.

Foreign Securities and Emerging Markets Risk. Investments in foreign securities (including depositary receipts) are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

The risks associated with foreign securities are magnified in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and some times substantial, fluctuations in the value of your investments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Geographic Focus Risk. In addition to the more general Foreign Securities and Emerging Markets Risk, the Fund may focus its investments in one or more foreign regions or small group of companies. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may be subject to the risks in the following regional area.

European Market Risk. A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union. In addition, if one or more countries were to abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another.

8	J.P. MORGAN SMA FUNDS

In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Smaller Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Value Investing Risk. Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than

MARCH 1, 2016	9

More About the Fund (continued)

if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short term capital gains that will generally be taxable to shareholders as ordinary income.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Credit Risk. The Fund’s investments are subject to the risk that an issuer or the counterparty will fail to make payments when due or default completely on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s or counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Additional Risks

High Yield Securities Risk. The Fund may invest in debt securities that are considered to be speculative (also known as junk bonds). These investments may be issued by companies which may be highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock also may be subject to optional or mandatory redemption provisions.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems,

10	J.P. MORGAN SMA FUNDS

insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multi-lateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Securities Lending Risk. The Fund engages in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs and closed-end investment companies may trade at a price below their net asset value (also known as discount).

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/ Return Summary,” the “Risk and Reward Elements for the Fund” later in the prospectus and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which a Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict a Fund and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objective.

MARCH 1, 2016	11

More About the Fund (continued)

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may be inconsistent with the Fund’s main investment strategies.

Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

12	J.P. MORGAN SMA FUNDS

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the “Trust”). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

The Fund will not pay any direct advisory or other fees. During the most recent fiscal year ended 10/31/15, JPMIM was paid management fees (net of waivers) of 0.00% as a percentage of average daily net assets. See “Fees and Expenses of the Fund” for more information on this arrangement.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Manager

The portfolio management team is led by Gerd Woort-Menker, Managing Director, who joined the team in August 2007 and has been at JPMorgan Chase or its affiliates (or one of its predecessors) since 1987. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

The Fund’s Administrator

JPMIM (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such funds over $25 billion.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM.

MARCH 1, 2016	13

How to Do Business with the Fund

PURCHASING FUND SHARES

Who can buy shares?

Shares of the Fund may be purchased only by or on behalf of separately managed accounts where JPMIM serves as the discretionary investment adviser, sub-adviser or model portfolio provider for the account with the separately managed account sponsor (“Sponsor”) or directly with the client. Fund shares may not be purchased directly by individuals.

The Fund intends to redeem, or requires the Sponsor to redeem, shares held by or on behalf of a shareholder who ceases to be an eligible investor, and each investor, by purchasing shares, agrees to any such redemption. Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States.

The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

When can I buy shares?

Purchase orders are made based on instructions from your managed account’s investment adviser or sub-adviser to the broker-dealer who executes trades for your account or by your Sponsor in accordance with the model investment portfolio provided by JPMIM to your Sponsor.

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury &

14	J.P. MORGAN SMA FUNDS

Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Because the Fund is designed to be a component of separately managed accounts that also invest, at the direction of JPMIM or in accordance with a JPMIM model investment portfolio, in individual securities and other investments, Fund shares may be purchased or redeemed on a frequent basis for rebalancing purposes or in order to invest new monies (including through dividend reinvestment) or to accommodate reductions in account size. The Fund is managed in a manner consistent with its role in separately managed accounts. Because all purchase and redemption orders are initiated by JPMIM or by a Sponsor, in accordance with the model investment portfolio provided to the Sponsor by JPMIM, shareholders are not in a position to effect purchase and redemption orders and are, therefore, unable to directly trade in Fund shares.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable deferred sales charges. The NAV of each class within the Fund varies, primarily because each class has different class specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the valuation procedures generally used to value the J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents the good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factor provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factor provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued

MARCH 1, 2016	15

How to Do Business with the Fund (continued)

by applying fair value factor provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Separately managed account program Sponsors that have an investment advisory agreement with JPMIM for the International Value SMA Strategy may open an account on behalf of eligible clients by submitting new accounts to JPMIM where JPMIM serves as the discretionary investment adviser, or by submitting the order directly to the Fund where JPMIM provides a model investment portfolio to the Sponsor.

Shares are not subject to a minimum investment requirement.

EXCHANGING FUND SHARES

What are my exchange privileges?

Shares of the Fund may not be exchanged for shares of another J.P. Morgan Fund.

REDEEMING FUND SHARES

When can I redeem shares?

Shares may be redeemed on any day that the Fund is open for business.

Redemption orders received by the Fund or Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

Redemption orders are made based on instructions from JPMIM to the broker-dealer who executes trades for the account or by the Sponsor based on changes in the model investment portfolio provided to the Sponsor by JPMIM or as a result of the liquidation or rebalancing of an eligible client’s separately managed account. The Fund reserves the right to redeem shares of any investor if the investor ceases to be a participant in an eligible managed account program. The redemption of Fund shares will have tax consequences for the investor. Each investor, by participating in a managed account program that purchases Fund shares, agrees to the redemption of Fund shares upon termination of its participation in such program.

Normally, redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

What will my shares be worth?

If the Fund receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Fund’s transfer agent or the Fund).

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

16	J.P. MORGAN SMA FUNDS

4.	The Securities and Exchange Commission (SEC) has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

A shareholder generally will recognize a gain or loss on a redemption for federal income tax purposes. A shareholder should talk to a tax advisor before making a redemption.

MARCH 1, 2016	17

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, at least annually. The Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, the Fund expects currently to distribute substantially all of its net investment income and net capital gain.

Dividends and distributions will be paid in cash into your managed account.

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income will generally be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

If you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held the shares.

The Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

The Fund’s investments in certain debt obligations, derivative instruments and so-called “passive foreign investment companies” may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the

18	J.P. MORGAN SMA FUNDS

amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above described and other investments to the Fund and its shareholders.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting, will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS
For shares of the Fund redeemed after January 1, 2012, your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or the separately managed account program sponsor will send shareholders transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. The separately managed account program sponsor may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. To receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. To receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

After each fiscal half-year, shareholders will receive a financial report from the Fund. In addition, the Fund will periodically send shareholders proxy statements and other reports.

If you, as a shareholder, have any questions or need additional information, please write to the J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

MARCH 1, 2016	19

Shareholder Information (continued)

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Fund’s adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 10 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month.

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

20	J.P. MORGAN SMA FUNDS

Risk and Reward Elements for the Fund

This table identifies the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Management choices
• The Fund could underperform its benchmark due to its securities and asset allocation choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Foreign and other market conditions

• The Fund’s share price and performance will fluctuate in response to stock and bond market movements

• The Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

• Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

• Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities

• Emerging markets can offer higher returns

• Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds

• In addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

• The Fund seeks to limit risk and enhance performance through active management, country allocation and diversification

• During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high quality short-term instruments

Foreign currencies
• Currency exchange rate movements could reduce gains or create losses • Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks	• Favorable exchange rate movements could generate gains or reduce losses

• The Fund may manage the currency exposure of its foreign investments and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain investments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

MARCH 1, 2016	21

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

ETFs[1] and other investment companies

• If the Fund invests in shares of another investment company or pooled investment vehicle, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the ETF or investment company

• The price movement of an ETF (whether actively or passively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

• Investments in other investment companies or pooled investment vehicles help to manage smaller cash flows

• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

• Generally, the Fund’s investments in other investment companies, including ETFs structured as investment companies, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

• Exemptive orders granted to various ETFs and their investment advisers by the SEC permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Fund’s Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

• Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

1	ETFs are pooled investment vehicles whose ownership interests are sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

22	J.P. MORGAN SMA FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

• Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

• The Fund may have difficulty exiting a derivatives position

• Derivatives used for risk management or to increase the Fund’s gain may not have the intended effects and may result in losses or missed opportunities

• The counterparty to a derivatives contract could default

• Derivatives that involve leverage could magnify losses

• Certain types of derivatives involve costs to the Fund which can reduce returns

• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

• Derivatives used for non-hedging purposes could cause losses that exceed the original investment

• Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

• The Fund could make money and protect against losses if the investment analysis proves correct

• Derivatives that involve leverage could generate substantial gains at low cost

• The Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

• The Fund only establishes hedges that it expects will be highly correlated with underlying positions

• The Fund may use derivatives in an effort to produce increased gain

• The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

MARCH 1, 2016	23

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

• The Fund may not invest more than 15% of its net assets in illiquid holdings

• To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risk

Short-term trading

• Increased trading would raise the Fund’s transaction costs

• Increased short-term capital gain distributions would raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce the Fund’s returns

	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a security is over valued and its value later falls	• The Fund will generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

Securities lending

• When the Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults

• The collateral will be subject to the risks of the securities in which it is invested

• The Fund may enhance income through the investment of the collateral received from the borrower

• The adviser maintains a list of approved borrowers

• The Fund receives collateral equal to at least 100% of the current value of securities loaned

• The lending agents indemnify the Fund against borrower default

• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses

• Upon recall, the borrower must return the securities loaned within the normal settlement period

24	J.P. MORGAN SMA FUNDS

This Page Intentionally Left Blank.

MARCH 1, 2016	25

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the Fund’s periods of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value SMA Fund
Year Ended October 31, 2015	$12.78	$0.26	(e)	$(0.69)	$(0.43)	$(0.33)
Year Ended October 31, 2014	13.87	0.30		(1.12)	(0.82)	(0.27)
Year Ended October 31, 2013	11.31	0.31		2.69	3.00	(0.44)
Year Ended October 31, 2012	11.47	0.43		(0.21)	0.22	(0.38)
Year Ended October 31, 2011	12.30	0.41	(e)	(1.00)	(0.59)	(0.24)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	The Fund’s expenses have been contractually capped at 0.00%. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers some of which are unaffiliated with the Funds and the Investment Adviser. Participants in these programs pay a fee to the sponsor of the program.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.

26	J.P. MORGAN SMA FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (d)

$12.02	(3.42)%	$106,057	—%	2.11%	0.20%	113%
12.78	(6.04)	316,962	—	2.22	0.17	85
13.87	27.33	325,158	—	2.66	0.22	72
11.31	2.28	201,942	—	3.58	0.21	81
11.47	(4.95)	228,650	—	3.27	0.21	65

MARCH 1, 2016	27

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. They are incorporated by reference into this prospectus. That means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. 811-21295

©JPMorgan Chase & Co., 2016. All rights reserved. July 2016. PR-INTVSMA-316-2

Prospectus

J.P. Morgan SMA Funds

March 1, 2016, as supplemented July 1, 2016

JPMorgan Tax Aware Real Return SMA Fund

Ticker: JTARX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Tax Aware Real Return SMA Fund

Ticker: JTARX

What is the goal of the Fund?

The Fund seeks to maximize after-tax inflation protected return.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As shown under “Management Fees” in the table below, the Fund pays no fees under its advisory agreement to the Fund’s adviser. However, Fund shareholders are all participants in separately managed account programs and pay fees to program sponsors for costs and expenses of the programs, including fees for investment advice.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	1.01%
Shareholder Service Fees	NONE
Remainder of Other Expenses	1.01

Total Annual Fund Operating Expenses	1.01
Fee Waivers and Expense Reimbursements[1]	(1.01)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]	0.00

1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.00% of the average daily net assets. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 2/28/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses are equal to the total annual fund operating expenses operating after fee waivers and expense reimbursements shown in the fee table through 2/28/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS SMA SHARES ($)	—	221	459	1,144

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was less than 1% of the average value of its portfolio.

MARCH 1, 2016	1

JPMorgan Tax Aware Real Return SMA Fund (continued)

What are the Fund’s main investment strategies?

The Fund is designed to protect after-tax return by, under normal circumstances, primarily investing in a portfolio of municipal obligations whose interest payments are excluded from federal income taxes. The Fund is also designed to maximize inflation-protected return, which means maximizing the “real return.” Real Return is the total return of a security less the actual rate of inflation. Because of the limited supply of inflation-protected municipal securities, the Fund seeks to synthetically create inflation protection by investing in a combination of conventional (i.e., non-inflation protected) municipal securities and inflation-linked derivatives such as Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U) swaps. The adviser may use other strategies to achieve the Fund’s objective including investments in other types of securities which provide after-tax return and direct investments in inflation-linked securities such as Treasury Inflation Protected Securities (TIPS) and municipal inflation-linked securities, if available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund will invest. As part of its principal investment strategy, the Fund may invest substantially in swaps in which the Fund receives inflation-linked payments that provide inflation protection.

The Fund also may invest in taxable debt securities, including but not limited to asset-backed and mortgage-related securities, U.S. government and agency securities, domestic corporate bonds and money market instruments and repurchase agreements. The Fund may engage in short sales including short sales of forward commitments. The Fund may also invest in repurchase agreements.

The average weighted maturity of the Fund’s portfolio will be between three and ten years. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.

The Fund will invest primarily in securities that, at the time of purchase, are rated as investment grade by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Rating (Fitch), meaning that such securities will carry a minimum rating of Baa3, BBB–, or BBB–, respectively or the equivalent by another national rating organization, or are unrated but deemed by the adviser to be of comparable quality. No more than 10% of total assets may be invested in securities below investment grade (also known as junk bonds). A

“junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. If the quality of an investment grade security is downgraded subsequent to purchase to below investment grade, the Fund may continue to hold the security.

The Fund seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gain by minimizing the net gains available for distribution. As part of its tax aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gain, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

The Fund is offered as a component of the JPMorgan Tax Aware Real Return SMA Managed Account Strategy (“SMA Strategy”) to participants in separately managed account programs. As a result, the Fund’s holdings will depend on whether a particular security or instrument can be purchased directly on behalf of the participants in the separately managed account programs investing in the SMA Strategy.

2	J.P. MORGAN SMA FUNDS

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met. Because the Fund is managed as a component of the SMA Strategy, the Fund is subject to the risks associated with the particular securities and instruments that it holds, which may be more pronounced than those associated with the SMA Strategy or with other mutual funds that have similar strategies.

Because the Fund is offered as a component of the SMA Strategy to participants in separately managed account programs, it is designed to complement the investments purchased directly on behalf of participants in the separately managed account programs invested in the SMA Strategy. Therefore, the Fund represents only a portion of the overall SMA Strategy. An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt its ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Derivatives Risk. Derivatives, including swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes the credit risk associated with the counterparty.) Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

In addition to risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

MARCH 1, 2016	3

JPMorgan Tax Aware Real Return SMA Fund (continued)

Strategy Risk. The Fund’s investments may not work to achieve the Fund’s objective. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected municipal securities.

Inflation-Linked Securities Risk. Inflation-linked securities, including CPI-U swaps, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Debt Securities and Other Callable Securities Risk. As part of its investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities Risk. The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Tax Aware Investing Risk. The Fund’s tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pretax income. Managing the Fund to maximize after-tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment

4	J.P. MORGAN SMA FUNDS

and call risk. In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividend and yield. In periods of rising interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. Collateralized mortgage obligations (CMOs), interest-only (IOs) and principal-only (POs) stripped mortgage-backed securities are more volatile and may be subject to a higher risk of non-payment than other mortgage related securities.

Short Selling Risk. The Fund may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and it may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk.” The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Shares has varied from year to year for the past eight calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the Barclays U.S. 1–15 Year Blend (1–17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark, a composite benchmark which is comprised of unmanaged indexes that correspond to the Fund’s objective of after-tax inflation protected return, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2009	7.22%
Worst Quarter	2nd quarter, 2013	–4.52%

MARCH 1, 2016	5

JPMorgan Tax Aware Real Return SMA Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Life of Fund (since 5/31/07)
TAX AWARE REAL RETURN SMA FUND
Return Before Taxes	1.23%	2.16%	3.13%
Return After Taxes on Distributions	1.23	2.16	3.13
Return After Taxes on Distributions and Sale of Fund Shares	2.13	2.33	3.16
BARCLAYS U.S. 1–15 YEAR BLEND (1–17) MUNICIPAL BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	2.83	4.28	4.58
TAX AWARE REAL RETURN COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses, or Taxes)	1.45	2.79	2.96
LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	2.62	4.21	4.04

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Deepa Majmudar	2007	Managing Director
Richard Taormina	2007	Managing Director
David Rooney	2015	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to the Fund’s Shares.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gain by minimizing the net gain available for distribution and by minimizing distributions that are taxed as ordinary income. However, it is possible that a portion of the Fund’s distributions may be subject to federal income tax.

6	J.P. MORGAN SMA FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund’s main investment strategies are summarized in the Fund’s Risk/Return Summary. Additional information about the Fund’s main investment strategies is included below. Except as otherwise indicated, the strategies described below are principal investment strategies of the Fund. Where applicable, the following identifies other strategies that are not anticipated to be main strategies of the Fund but that may become more important to the Fund’s management in the future.

As part of its tax aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gain, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss.

The Fund is designed to protect after-tax return by, under normal circumstances, primarily investing in a portfolio of municipal obligations whose interest payments are excluded from federal income taxes. The Fund is also designed to maximize inflation-protected return, which means maximizing the “real return.” Real Return is the total return of a security less the actual rate of inflation. Because of the limited supply of inflation-protected municipal securities, the Fund seeks to synthetically create inflation protection by investing in a combination of conventional (i.e., non-inflation protected) municipal securities and inflation-linked derivatives such as Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U) swaps. The adviser may use other strategies to achieve the Fund’s objective including investments in other types of securities which provide after-tax return and direct investments in inflation-linked securities such as Treasury Inflation Protected Securities (TIPS) and municipal inflation-linked securities, if available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund may invest. As part of its principal investment strategy, the Fund will invest substantially in swaps in which the Fund receives inflation- linked payments that provide inflation protection. The Fund may use futures contracts, options, forwards and swaps to provide inflation-protection, maintain interest rate, sector and yield curve exposure, to hedge various investments and for tax and risk management purposes and to increase gain to the Fund.

The Fund also may invest in taxable debt securities, including but not limited to, asset-backed and mortgage-related securities, U.S. government and agency securities, domestic corporate bonds and money market instruments and repurchase agreements. The Fund may engage in short sales including short sales of forward commitments. The Fund may also invest in repurchase agreements.

The average weighted maturity of the Fund’s portfolio will be between three and ten years. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.

The Fund seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gain by minimizing the net gains available for distribution. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund will invest primarily in securities that, at the time of purchase, are rated as investment grade by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Rating (Fitch), meaning that such securities will carry a minimum rating of Baa3, BBB–, or BBB–, respectively or the equivalent by another national rating organization, or are unrated but deemed by the adviser to be of comparable quality. No more than 10% of total assets may be invested in securities below investment grade (also known as junk bonds). A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.

The Fund is not able to and does not seek to achieve its objective primarily through investments in inflation-protected fixed income securities. Instead, because of the limited supply of inflation-protected municipal securities, the Fund synthetically creates inflation protection by investing in a combination of conventional (i.e., non-inflation-protected) municipal securities and CPI-U swaps. This strategy is intended to create the equivalent of a portfolio of inflation-protected securities. The swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a

MARCH 1, 2016	7

More About the Fund (continued)

compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a TIPS of equal maturity.

The Fund may invest in shares of ETFs, affiliated money market funds and other investment companies. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund is offered as a component of the JPMorgan Tax Aware Real Return SMA Managed Account Strategy (“SMA Strategy”) to participants in separately managed account programs. As a result, the Fund’s holdings will depend on whether a particular security or instrument can be purchased directly on behalf of the participants in the separately managed account programs investing in the SMA Strategy.

FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstand- ing shares of the Fund. The Fund does not have a fundamental objective, and it may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund is summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Because the Fund is managed as a component of the SMA Strategy, the Fund is subject to the risks associated with the particular securities and instruments that it holds, which may be more pronounced than those associated with the SMA Strategy or with other mutual funds that have similar strategies.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

Main Risks

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including

8	J.P. MORGAN SMA FUNDS

municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Municipal bonds may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending, and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the Fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered (either by legislation, Executive Order, or other method) in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Interest Rate Risk. In addition to inflation-linked debt securities, the Fund also invests in other debt securities that increase or decrease in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s or counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers or counterparties of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Debt Securities and Other Callable Securities Risk. As part of its investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may

MARCH 1, 2016	9

More About the Fund (continued)

fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

High Yield Securities Risk. The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase/decrease the income available for distribution by the Fund and the Fund’s yield. In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividend and yield. In periods of rising interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities.

The Fund may invest in collateralized mortgage obligations (CMOs). CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax.

Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security (except for certain instruments such as mortgage TBAs), the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

10	J.P. MORGAN SMA FUNDS

After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

Strategy Risk. The Fund’s investments may not work to achieve the Fund’s objective. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected municipal securities.

Derivatives Risk. The Fund may use derivatives, in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counter-party risk (which is the risk that the derivative counterparty will not fulfill its contractual obligations), and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

The Tax Aware Real Return Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Transactions Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as a Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one

MARCH 1, 2016	11

More About the Fund (continued)

country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Industry and Sector Focus Risk. At times a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Tax Aware Investing Risk. The Fund’s tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pretax income. Managing the Fund to maximize after-tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed.

Additional Risks

CFTC Regulation Risk. The Fund is subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity pool” and the adviser is subject to regulation as a “commodity pool operator” with respect to the Fund. As a result, the Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The price movement of an index-based ETF or closed-end investment companies may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/Return Summary” and the “Risk and Reward Elements for the Fund” later in the prospectus and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of the Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which the Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Fund and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for the Fund. JPMorgan and the Fund have adopted policies and procedures reasonably designed to appropriately

12	J.P. MORGAN SMA FUNDS

prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer- term investments, and prevent the Fund from meeting its investment objective. These investments may result in a lower yield than lower-quality or longer-term investments, and, in the case of Funds that are using such investments for temporary defensive purposes, prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. gov- ernment, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may be inconsistent with a Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Fund attempts to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax until the Fund sells the appreciated security). The Fund seeks to minimize income distributions and distributions of realized short-term capital gain (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management for the Fund is the following:

•	employing a long-term approach to investing;

•	attempting to minimize net realized short-term capital gain;

•	selectively using tax-advantaged hedging techniques as an alternative to taxable sales; and

•	investing in municipal securities, the interest from which is exempt from federal income tax.

The Fund generally intends to pay redemption proceeds in cash; however, the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield the Fund — and other shareholders — from tax liabilities that might otherwise be incurred if the Fund has to sell portfolio securities in order to satisfy redemptions.

MORE INFORMATION ABOUT THE COMPOSITE BENCHMARK

The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Barclays U.S. 1–15 Year Blend (1–17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.

MARCH 1, 2016	13

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

The Fund will not pay any direct advisory or other fees. During the most recent fiscal year ended 10/31/15, JPMIM was paid a management fee (net of waivers) of 0.00% as a percentage of average daily net assets. See “Fees and Expenses of the Fund” for more information on this arrangement.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreements for the Fund is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

The portfolio management team is led by Deepa Majmudar, Richard Taormina and David Rooney. Ms. Majmudar, Managing Director, is a portfolio manager in the Global Fixed Income, Currency & Commodities (GFICC) group. An employee since 2003 and portfolio manager of the Fund since its inception, Ms. Majmudar is a senior portfolio manager and inflation specialist and focuses on strategies and tactics for diversified products and their included asset classes. Mr. Taormina, Managing Director, is a portfolio manager in the GFICC group. An employee since 1997 and portfolio manager of the Fund since its inception, Mr. Taormina is responsible for managing municipal and tax-aware mutual funds, high net work and institutional fixed income accounts, and quantitative analysis. Mr. Rooney, Vice President and CFA charterholder, is a portfolio manager in the GFICC group. An employee since 2012 and portfolio manager of the Fund since 2015, Mr. Rooney is responsible for managing fixed income and derivative assets, with an emphasis on inflation-linked products. Prior to joining the firm, Mr. Rooney was with BNY Mellon Asset Management and the Bank of New York, most recently as a portfolio managers and trader focused on securitized products.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Fund’s Administrator

JPMIM (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such funds over $25 billion.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

14	J.P. MORGAN SMA FUNDS

How to Do Business with the Fund

PURCHASING FUND SHARES

Who can buy shares?

Shares of the Fund may be purchased only by or on behalf of separately managed accounts where JPMIM serves as the investment adviser or sub-adviser to the account with the separately managed account sponsor or directly with the client. Fund shares may not be purchased directly by individuals.

The Fund intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor, and each investor, by purchasing shares, agrees to any such redemption.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

When can I buy shares?

Purchase orders are made based on instructions from your managed account’s investment adviser or sub-adviser to the broker-dealer who executes trades for your account.

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

MARCH 1, 2016	15

How to Do Business with the Fund (continued)

Because the Fund is designed to be a component of separately managed accounts that also invest, at the direction of JPMIM, in individual securities and other investments, Fund shares may be purchased or redeemed on a frequent basis for rebalancing purposes or in order to invest new monies (including through dividend reinvestment) or to accommodate reductions in account size. The Fund is managed in a manner consistent with its role in separately managed accounts. Because all purchase and redemption orders are initiated by JPMIM, shareholders are not in a position to effect purchase and redemption orders and are, therefore, unable to directly trade in Fund shares.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable deferred sales charges. The NAV of each class within the Fund varies, primarily because each class has different class specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the valuation procedures generally used to value the J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of exchange-traded funds (ETFs) are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factor provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factor provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer. Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factor provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its

16	J.P. MORGAN SMA FUNDS

shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Eligible clients or their separately managed account program sponsors may open an account by submitting an executed advisory agreement with JPMIM.

Shares are not subject to a minimum investment requirement.

EXCHANGING FUND SHARES

What are my exchange privileges?

Shares of the Fund may not be exchanged for shares of another J.P. Morgan Fund.

REDEEMING FUND SHARES

When can I redeem shares?

Shares may be redeemed on any day that the Fund is open for business.

Redemption orders received by the Fund or Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price.

A redemption order must be supported by all appropriate documentation and information in proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

Redemption orders are made based on instructions from JPMIM to the broker-dealer who executes trades for the account. The Fund reserves the right to redeem shares of any investor if the investor ceases to be a participant in an eligible managed account program. The redemption of Fund shares will have tax consequences for the investor. Each investor, by participating in a managed account program that purchases Fund shares, agrees to the redemption of Fund shares upon termination of its participation in such program.

Normally, redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

What will my shares be worth?

If the Fund receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Funds’ transfer agent or the Funds).

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or 5. An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

A shareholder generally will recognize a gain or loss on a redemption for federal income tax purposes. A shareholder should talk to a tax advisor before making a redemption.

MARCH 1, 2016	17

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, on a monthly basis. The Fund will distribute its net realized capital gain, if any, at least annually. For each taxable year, the Fund expects currently to distribute substantially all of its net investment income and net realized capital gain.

Dividends and distributions will be paid in cash into your managed account.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income.

If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” As described in the “What are the Fund’s main investment strategies section, the Fund invests primarily in various types of tax-exempt-interest obligations. Distributions that are properly designated as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes, and in certain instances, may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders. Shareholders who receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in the Fund may have on the federal taxation of their benefits. Tax-exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, but excluding any exempt-interest dividends received from the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held the shares.

The Fund’s investments in certain debt obligations, asset-backed securities, mortgage-backed securities, inflation-linked securities, and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into

18	J.P. MORGAN SMA FUNDS

long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above described and other investments to the Fund and its shareholders. Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investment through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

For shares of the Fund redeemed after January 1, 2012, your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or the separately managed account program sponsor will send shareholders transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. The separately managed account program sponsor may have a different cut-off time. J.P. Morgan Funds

MARCH 1, 2016	19

Shareholder Information (continued)

will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. To receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. To receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

After each fiscal half-year, shareholders will receive a financial report from the Fund. In addition, the Fund will periodically send shareholders proxy statements and other reports.

If you, as a shareholder, have any questions or need additional information, please write to the J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Fund’s adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 10 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month.

Not later than 60 days after the end of each fiscal quarter, the Fund may make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

20	J.P. MORGAN SMA FUNDS

This Page Intentionally Left Blank.

MARCH 1, 2016	21

Investment Practices

INCOME INVESTMENTS
This table discusses the customary types of investments which can be held by the Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.
Asset-backed securities Securities secured by interests in a stream of payments from specific assets, such as auto or credit card receivables.
Bank obligations Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.[1]
Commercial paper Unsecured short-term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody’s or another nationally recognized statistical ratings organization.[1]
Convertible securities Domestic and foreign debt securities or preferred stock that can be converted into equity securities at a future time and price.
Corporate bonds Debt securities of domestic and foreign industrial, utility, banking and other financial institutions.
ETFs Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (SPDRs) and NASDAQ 100’s.
High Yield/High Risk Securities/Junk Bonds High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies.
Inflation-Linked Debt Securities Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
Mortgages (directly held) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.
Mortgage-backed securities Domestic and foreign securities (such as Federal Home Loan Banks, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.[1]
Mortgage dollar-rolls The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated or earmarked liquid assets are used to offset leverage risk.[1,2]
Municipal Securities Securities issued by a state or political subdivision to obtain funds for various public purposes, including, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
Participation interests Interests that represent a share of bank debt or similar securities or obligations.
Private placements Bonds or other investments not registered under the Securities Act of 1933 that are sold directly to an institutional investor.
REITs and other real-estate related instruments Securities of issuers that invest in real estate or are secured by real estate.
Repurchase agreements Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.
Reverse repurchase agreements Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.[2]
Short Selling In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
Sovereign debt, Brady bonds and debt of supranational organizations Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.[1]
Swaps Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated or earmarked liquid assets are used to offset leverage risk. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in the value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities or commodities representing a particular index.
Tax exempt municipal securities Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
U.S. government securities Debt instruments (Treasury bills, notes and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
Zero-coupon, pay-in-kind and deferred payment securities Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.[1]

22	J.P. MORGAN SMA FUNDS

Principal types of risk
credit, interest rate, market, prepayment

credit, currency, liquidity, political
credit, currency, interest rate, liquidity, market, political credit, currency, interest rate, liquidity, market, political, valuation credit, currency, interest rate, liquidity, market, political, valuation investment company, market
credit, currency, interest rate, liquidity, market, political, portfolio quality, valuation credit, currency, interest rate, political
credit, environmental, extension, interest rate, liquidity, market, natural event, political, prepayment, valuation credit, currency, extension, interest rate, leverage, market, political, prepayment credit, currency, extension, interest rate, leverage, liquidity, market, political, repayment, valuation credit, interest rate, market, natural event, political, prepayment, tax credit, currency, extension, interest rate, liquidity, political, prepayment credit, interest rate, liquidity, market, valuation
credit, interest rate, liquidity, market, valuation
credit
credit, leverage
credit, liquidity, market
credit, currency, interest rate, market, political
credit, currency, interest rate, leverage, market, political, valuation credit, interest rate, market, natural event, political
interest rate
credit, currency, interest rate, liquidity, market, political, valuation

MARCH 1, 2016	23

Investment Practices (continued)

Risk related to certain fixed-income investments held by the Fund:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed-income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

1	All foreign securities in the aggregate may not exceed 25% of the Fund’s total assets.

2

All forms of borrowing (including securities lending mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets unless otherwise permitted by law.

24	J.P. MORGAN SMA FUNDS

Risk and Reward Elements for the Fund

This table identifies the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Management choices
•The Fund could underperform its benchmark due to its securities and asset allocation choices	•The Fund could outperform its benchmark due to these same choices	•The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Market Conditions

•The Fund’s share price, yield, and total return will fluctuate in response to inflation and bond market movements

•The value of most bonds and inflation- linked investments will fall when interest rates rise. The longer a bond’s maturity and the lower its credit quality, the more its value typically falls. Interest payments on inflation-linked securities[1] are unpredictable and they will fluctuate as principal and/or interest is adjusted for inflation

•Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with their principal investment strategies and may hinder the Fund from achieving its investment objectives

•Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated, or are defaulted. The risk of defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

•Bonds have generally outperformed money market investments over the long term with less risk than stocks

•Most bonds will rise in value when interest rates fall

•Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•Under normal circumstances the Fund plans to remain fully invested in bonds and other fixed income securities and; the Fund may invest uninvested cash in affiliated money market funds

•Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements

•The Fund seeks to limit risk and enhance after-tax yields through careful management, sector allocation, individual securities selection and duration management

•For temporary defensive purposes, the Fund has the option of investing up to 100% of its total assets in high-quality short-term instruments

•The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

1	The Fund may invest in inflation-linked securities, including TIPS. Unlike conventional bonds, the principal or interest of inflation-linked securities is adjusted periodically to a specified rate of inflation. For example, the principal amount of TIPS is adjusted periodically using the Consumer Price Index for all Urban Consumers (CPI-U). Inflation-linked securities of foreign issuers are generally indexed to the inflation rates in their respective economies.

MARCH 1, 2016	25

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

ETFs and other investment companies[1]

• If the Fund invests in shares of another investment company or pooled investment vehicle, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the ETF or investment company

• The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

• Investments in other investment companies or pooled investment vehicles help to manage smaller cash flows

• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

• Generally, the Fund’s investments in other investment companies, including ETFs structured as investment companies, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

• Exemptive orders granted to various ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Fund’s Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

• Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

1	ETFs are pooled investment vehicles whose ownership interests are sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

26	J.P. MORGAN SMA FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives[1]

•Derivatives such as futures, options, swaps, and forward foreign currency contracts[2] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•The Fund may have difficulty exiting a derivatives position

•Derivatives used for risk management or to increase the Fund’s gain may not have the intended effects and may result in losses or missed opportunities

•The counterparty to a derivatives contract could default

•Certain types of derivatives involve costs to the Fund which can reduce returns

•Derivatives that involve leverage could magnify losses

•Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

•Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•The Fund could make money and protect against losses if the investment analysis proves correct

•Derivatives that involve leverage could generate substantial gains at low cost

•The Fund may use derivatives for hedging and tax and risk management purposes (i.e., to adjust duration or yield curve exposure on to establish or adjust exposure to particular securities, markets or currencies and to more effectively gain targeted equity exposure from its cash positions); risk management may include management of the Fund’s exposure relative to its benchmark

•The Fund only establishes hedges that it expects will be highly correlated with underlying positions

•While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging their portfolios

•The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

1	The Fund is subject to regulation under the Commodity Exchange Act.

2	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

MARCH 1, 2016	27

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short selling

• Short sales may not have the intended effects and may result in losses

• The Fund may not be able to close out a short position at a particular time or at an acceptable price

• The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

• Segregated or earmarked accounts with respect to short sales may limit the Fund’s investment flexibility

• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses, and gains are limited to the price of the securities at the time of the short sale

• The Fund could make money and protect against losses if investment analysis proves correct • Short selling may allow the Fund to generate positive returns in declining markets

• The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

• The Fund makes short sales through brokers that the adviser has determined to be creditworthy

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

• The Fund may not invest more than 15% of its net assets in illiquid holdings

• To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risk

Short-term trading

• Increased trading would raise the Fund’s transaction costs

• Increased short-term capital gain distributions would raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce the Fund’s returns

	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a security is overvalued and its value later falls	• The Fund will generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

28	J.P. MORGAN SMA FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Credit quality

•The default of an issuer would leave the Fund with unpaid interest or principal

•Junk bonds (those rated BB+, Ba1 or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value

•Investment-grade bonds have a lower risk of default •Junk bonds offer higher yields and higher potential gains

•The Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals

•The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

Foreign investments

•Currency exchange rate movements could reduce gains or create losses

•The Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information

•Currency exchange rate movements could reduce gains or create losses

•Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification

•Favorable exchange rate movements could generate gains or reduce losses

•To the extent that the Fund invests in foreign securities, it will hedge its currency exposure into the U.S. dollar (see also “Derivatives”); these currency management techniques may not be available for certain investments

MARCH 1, 2016	29

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
	Net asset value, beginning of period	Investment operations				Distributions
		Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Real Return SMA Fund
Year Ended October 31, 2015	$10.52	$0.31	(e)	$(0.55)	$(0.24)	$(0.33)
Year Ended October 31, 2014	10.58	0.30		(0.05)	0.25	(0.31)
Year Ended October 31, 2013	11.11	0.29		(0.54)	(0.25)	(0.28)
Year Ended October 31, 2012	10.71	0.27		0.39	0.66	(0.26)
Year Ended October 31, 2011	10.50	0.28		0.21	0.49	(0.28)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers, some of which are unaffiliated with the Funds and the Investment Adviser. Participants in these programs pay a fee to the sponsor of the program.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than 1%.

30	J.P. MORGAN SMA FUNDS

	Ratios/Supplemental data
Net asset value, end of period			Ratios to average net assets
	Total return (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$9.95	(2.27)%	$11,083	—%	3.07%	1.01%	—	%(f)
10.52	2.38	20,947	—	2.85	0.78	6
10.58	(2.29)	27,244	—	2.58	0.60	16
11.11	6.24	39,681	—	2.45	0.51	4
10.71	4.72	35,736	—	2.65	0.62	17

MARCH 1, 2016	31

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. They are incorporated by reference into this prospectus. That means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. 811-21295

©JPMorgan Chase & Co., 2016. All rights reserved. July 2016. PR-TARRSMA-316-2

Prospectus

J.P. Morgan Specialty Funds

Class A, Class C & Select Class Shares

May 1, 2016, as supplemented July 1, 2016

Security Capital U.S. Core Real Estate Securities Fund

Class/Ticker: A/CEEAX; C/CEECX; Select/CEESX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Security Capital U.S. Core Real Estate Securities Fund

Class/Ticker: A/CEEAX; C/CEECX; Select/CEESX

What is the goal of the Fund?

The Fund seeks a risk-adjusted total return over the long term by investing primarily in real estate securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” on page 18 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Select
Management Fees	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.62	0.79	0.59
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.37	0.54¹	0.34
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.48	2.15	1.20
Fee Waivers and Expense Reimbursements²	(0.30)	(0.47)	(0.27)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement²	1.18	1.68	0.93

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s administrator and distributor have each contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.18%, 1.68% and 0.93% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 4/30/17, at which time the administrator, distributor and/or shareholder servicing agent will determine whether to renew or revise them.

MAY 1, 2016	1

Security Capital U.S. Core Real Estate Securities Fund (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 4/30/17, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	639	940	1,264	2,176
CLASS C SHARES ($)	271	628	1,111	2,446
SELECT CLASS SHARES ($)	95	354	634	1,431

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	639	940	1,264	2,176
CLASS C SHARES ($)	171	628	1,111	2,446
SELECT CLASS SHARES ($)	95	354	634	1,431

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund combines securities of publicly traded real estate companies from all capital tranches: common stock, preferred stock (perpetual, convertible and trust preferred), convertible securities and senior unsecured debt, seeking to generate returns over the long-term approximating a direct “core” real estate portfolio with lower volatility than a portfolio consisting entirely of common equity of real estate investment trusts (REITs). A “core” real estate portfolio generally includes well-leased, high-quality properties that historically have had more stable returns. REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. The majority of the Fund’s investments will be in securities of REITs.

“Risk-adjusted total return” in the Fund’s investment objective considers the total return and pricing volatility of an investment. Total return includes income and capital appreciation.

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in securities of publicly traded real estate companies operating in the United States. “Assets” means net assets, plus the amount of borrowings for investment purposes. A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or that has at least 50% of its assets invested in such real estate) and includes REITs. An issuer of a security will be deemed to be operating in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.

Under normal circumstances, the Fund intends to allocate investments across securities of publicly traded real estate companies and cash as follows:

•	25-75% common stock

•	25-75% senior securities and cash

•	perpetual preferred stock

•	trust preferred securities

•	convertible securities

•	senior unsecured debt

•	cash and cash equivalents (0-20%)

Subject to the Fund’s policy of investing at least 80% of its Assets in securities of publicly traded real estate companies operating in the United States, the Fund’s adviser may periodically increase or decrease the Fund’s investment allocations to reflect the relative attractiveness of each type of investment.

Equity securities in which the Fund may primarily invest include common stocks, preferred stocks (perpetual, convertible and trust preferred), rights or warrants to purchase common stocks and convertible securities of publicly traded real estate companies. Trust preferred securities, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent, are hybrid securities with characteristics of both subordinated debt and preferred stock. The debt securities in which the Fund may primarily invest include senior unsecured debt of publicly traded real estate companies, which may be high yield securities. The Fund does not invest in real estate directly or in

2	J.P. MORGAN SPECIALTY FUNDS

private real estate companies. The equity and debt securities purchased by the Fund may include securities not registered under the Securities Act of 1933, such as Rule 144A securities.

The Fund may also invest up to 20% of its Assets in cash and cash equivalents including U.S. Government obligations and securities.

The Fund concentrates its investments in the real estate group of industries. This means that, under normal circumstances, the Fund will invest more than 25% of its total assets in the real estate group of industries.

The Fund is non-diversified.

Investment Process: In selecting securities for the Fund, the Fund’s investment adviser, Security Capital Research & Management Incorporated (SCR&M or the adviser), focuses on three fundamental research disciplines that it believes play important roles in the pricing of real estate companies: (1) real estate research, (2) company analysis, and (3) market strategy. SCR&M is a direct wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

Real Estate Research. Real estate research focuses on understanding the market pressures and factors that affect rent growth, occupancy and development. The adviser also considers future supply and demand trends for property types in various markets and the relative impact for different companies.

Individual Company Analysis. The adviser also focuses on analyzing individual real estate companies and modeling their cash flow potential. Such analysis includes an assessment of the company’s assets, operating team and strategies.

Market Strategy. The adviser focuses on establishing appropriate cost-of-capital thresholds for evaluating real estate companies. This effort requires consideration of the risks underlying the securities as well as the appetite for and pricing of risk in the broader equity and capital markets.

Integrating these three research disciplines, the adviser assesses existing and potential portfolio holdings with the objective of constructing an attractive portfolio for the Fund in terms of both risk and return. The adviser sells securities when the target price has been achieved or market conditions have given rise to a shift in underlying cash flow valuation assumptions, thereby shifting the target price, or when other investments offer a more attractive risk/return.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, the value of your investment in the Fund decreases in value.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Distributions to holders of preferred securities are typically paid before any distributions are paid to holders of common stock. However, preferred securities may include provisions that permit the issuer, at its discretion, to defer paying distributions. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Preferred

MAY 1, 2016	3

Security Capital U.S. Core Real Estate Securities Fund (continued)

securities generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods. Preferred securities, in certain instances, may be redeemed by the issuer prior to a specified date, which may negatively impact the return of the security held by the Fund. Preferred securities may be highly sensitive to changes in long-term interest rates and/or changes in underlying issuer credit since preferred securities generally do not have a maturity date. In addition, the preferred securities the Fund invests in may be rated below investment grade, which could increase their risks.

Corporate Debt Securities Risk. Corporate debt securities may include bonds and other debt securities of issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Unsecured debt has a greater risk of default than secured debt, particularly during periods of deteriorating economic conditions. In addition, unsecured debt is subject to greater risk of non-payment in the event of default than secured debt because unsecured debt does not provide for recourse to collateral.

Interest Rate and Credit Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Given the historically low interest rate environment, risks associated with rising rates are heightened. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities Risk. The Fund may invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies which may be highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for such securities. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. In addition, the convertible securities the Fund invests in may be rated below investment grade, which could increase their risks.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Tax Risk. REITs and other investment vehicles in which the Fund may invest are subject to complicated Internal Revenue Code rules. The tax laws that apply to these investment vehicles have

4	J.P. MORGAN SPECIALTY FUNDS

the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts and non-U.S. taxpayers. The Fund is subject to the risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

The Fund may distribute amounts to shareholders in excess of its earnings, resulting in a return of capital. Such distributions are not currently taxable to shareholders; instead, any such distributions would reduce a shareholder’s tax basis in its shares, resulting in an increased gain, or decreased loss, on a later redemption or other taxable disposition of such shares. Should any such distributions exceed a shareholder’s tax basis in its shares, such excess would be treated as gain and taxable to the shareholder in the same manner as gain from a sale of Fund shares.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Concentration Risk. The Fund concentrates its investments in the real estate group of industries. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the real estate group of industries.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied over the past four calendar years. The table shows the average annual total returns for the past one year and the life of the Fund. The table compares that performance to the Wilshire US Real Estate Securities Index and the Barclays Investment Grade REIT Index, each a broad-based securities market index, the U.S. Core Real Estate Securities Composite Benchmark, a customized benchmark and the Lipper Real Estate Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. The U.S. Core Real Estate Securities Composite Benchmark is a composite benchmark of unmanaged indexes that includes 60% Wilshire US Real Estate Securities Index, 10% Wells Fargo Hybrid and Preferred Securities REIT Index and 30% Barclays Investment Grade REIT Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2014	8.54%
Worst Quarter	2nd quarter, 2015	–6.30%

MAY 1, 2016	5

Security Capital U.S. Core Real Estate Securities Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund (since 8/31/11)
SELECT CLASS SHARES
Return Before Taxes	4.55%	9.29%
Return After Taxes on Distributions	2.72	7.66
Return After Taxes on Distributions and Sale of Fund Shares	3.23	6.70
CLASS A SHARES
Return Before Taxes	(1.18)	7.66
CLASS C SHARES
Return Before Taxes	2.79	8.47
Wilshire US Real Estate Securities Index	4.81	12.97
(Reflects No Deduction for Fees, Expenses, or Taxes)
Barclays Investment Grade REIT Index	1.44	5.09
(Reflects No Deduction for Fees, Expenses, or Taxes)
U.S. Core Real Estate Securities Composite Benchmark	4.12	10.30
(Reflects No Deduction for Fees, Expenses, or Taxes)
Lipper Real Estate Funds Index	2.86	11.70
(Reflects No Deduction for Taxes)

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Security Capital Research & Management Incorporated.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Anthony R. Manno Jr.	2011	President
Kenneth D. Statz	2011	Managing Director
Kevin W. Bedell	2011	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	J.P. MORGAN SPECIALTY FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund combines securities of publicly traded real estate companies from all capital tranches: common stock, preferred stock (perpetual, convertible and trust preferred), convertible securities and senior unsecured debt, seeking to generate returns over the long-term approximating a direct “core” real estate portfolio with lower volatility than a portfolio consisting entirely of common equity of real estate investment trusts (REITs). A “core” real estate portfolio generally includes well-leased, high-quality properties that historically have had more stable returns. REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. The majority of the Fund’s investments will be in securities of REITs.

“Risk-adjusted total return” in the Fund’s investment objective considers the total return and pricing volatility of an investment. Total return includes income and capital appreciation.

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in securities of publicly traded real estate companies operating in the United States. “Assets” means net assets, plus the amount of borrowings for investment purposes. A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or that has at least 50% of its assets invested in such real estate) and includes REITs. An issuer of a security will be deemed to be operating in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.

Under normal circumstances, the Fund intends to allocate investments across securities of publicly traded real estate companies and cash as follows:

•	25-75% common stock

•	25-75% senior securities and cash

•	perpetual preferred stock

•	trust preferred securities

•	convertible securities

•	senior unsecured debt

•	cash and cash equivalents (0-20%)

Subject to the Fund’s policy of investing at least 80% of its Assets in securities of publicly traded real estate companies operating in the United States, the Fund’s adviser may periodically increase or decrease the Fund’s investment allocations to reflect the relative attractiveness of each type of investment.

Equity securities in which the Fund may primarily invest include common stocks, preferred stocks (perpetual, convertible and trust preferred), rights or warrants to purchase common stocks and convertible securities of publicly traded real estate companies. Trust preferred securities, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent, are hybrid securities with characteristics of both subordinated debt and preferred stock. The debt securities in which the Fund may primarily invest include senior unsecured debt of publicly traded real estate companies, which may be high yield securities. The Fund does not invest in real estate directly or in private real estate companies. The equity and debt securities purchased by the Fund may include securities not registered under the Securities Act of 1933, such as Rule 144A securities.

The Fund may also invest up to 20% of its Assets in cash and cash equivalents including U.S. Government obligations and securities.

The Fund concentrates its investments in the real estate group of industries. This means that, under normal circumstances, the Fund will invest more than 25% of its total assets in the real estate group of industries.

The Fund is non-diversified.

Investment Process: In selecting securities for the Fund, the Fund’s investment adviser, Security Capital Research & Management Incorporated (SCR&M or the adviser), focuses on three fundamental research disciplines that it believes play important roles in the pricing of real estate companies: (1) real estate research, (2) company analysis, and (3) market strategy. SCR&M is a direct wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

Real Estate Research. Real estate research focuses on understanding the market pressures and factors that affect rent growth, occupancy and development. The adviser also considers future supply and demand trends for property types in various markets and the relative impact for different companies.

Individual Company Analysis. The adviser also focuses on analyzing individual real estate companies and modeling their cash flow potential. Such analysis includes an assessment of the company’s assets, operating team and strategies.

Market Strategy. The adviser focuses on establishing appropriate cost-of-capital thresholds for evaluating real estate companies. This effort requires consideration of the risks underlying the securities as well as the appetite for and pricing of risk in the broader equity and capital markets.

Integrating these three research disciplines, the adviser assesses existing and potential portfolio holdings with the

MAY 1, 2016	7

More About the Fund (continued)

objective of constructing an attractive portfolio for the Fund in terms of both risk and return. The adviser sells securities when the target price has been achieved or market conditions have given rise to a shift in underlying cash flow valuation assumptions, thereby shifting the target price, or when other investments offer a more attractive risk/return.

The Fund will invest primarily in equity and debt securities of publicly traded real estate companies, including REITs, as described above. These investments may include:

•	common stock

•	preferred stock (perpetual, convertible and trust preferred)

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

•	senior unsecured debt

The Fund may also invest in cash and cash equivalents, U.S. government obligations and securities and affiliated money market funds.

In addition, the debt securities in which the Fund invests may be high yield securities.

Although not a main strategy, the Fund may also purchase equity securities in initial public offerings.

The Fund may utilize these investment strategies to a greater or lesser degree.

The Fund will invest more than 25% of its Assets under normal circumstances in the real estate group of industries.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described in the “Risk/Return Summary” or in this section, but which are described in the Statement of Additional Information.

Main Risks

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

In addition, certain of the companies in which the Fund intends to invest may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties, including the risks that financing, if needed, may not be available on favorable terms for development projects, that construction may not be completed on schedule (resulting in increased debt service expense and construction costs), that estimates of the costs of construction may prove to be inaccurate and that properties may not be leased, rented or operated on profitable terms and therefore will fail to perform in accordance with expectations. As a result, the value of the Fund’s investment may decrease in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general

8	J.P. MORGAN SPECIALTY FUNDS

financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses the amount paid, if any, for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

•

Deferral: Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income;

•	Liquidity: Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities;

•

Limited Voting Rights: Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, which have characteristics of both subordinated debt and preferred stock, holders generally have no voting rights, except if the issuer fails to pay dividends for a specified period of time or a declaration of default occurs and is continuing;

•

Special Redemption Rights: In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund;

•

Preferred securities generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt. As a result, the value of preferred securities generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects; and

•	In the case of trust preferred securities, the value of the trust preferred securities tends to decline as interest rates rise.

Corporate Debt Securities Risk. Corporate debt securities may include bonds and other debt securities of issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Unsecured debt has a greater risk of default than secured debt, particularly during periods of deteriorating economic conditions. In addition, unsecured debt is subject to greater risk of non-payment in the event of default than secured debt because unsecured debt does not provide for recourse to collateral.

Interest Rate and Credit Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Given the historically low interest rate environment, risks associated with rising rates are heightened. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities Risk. The Fund may invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies which may be highly leveraged, less creditworthy or financially distressed. Noninvestment grade debt securities can be more sensitive to short-term corporate, economic and market

MAY 1, 2016	9

More About the Fund (continued)

developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for such securities. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. In addition, the convertible securities the Fund invests in may be rated below investment grade, which could increase their risks.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S.

government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Tax Risk. REITs and other investment vehicles in which the Fund may invest are subject to complicated Internal Revenue Code rules. The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts and non-U.S. taxpayers. The Fund is subject to the risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

The Fund may distribute amounts to shareholders in excess of its earnings, resulting in a return of capital. Such distributions are not currently taxable to shareholders; instead, any such distributions would reduce a shareholder’s tax basis in its shares, resulting in an increased gain, or decreased loss, on a later redemption or other taxable disposition of such shares. Should any such distributions exceed a shareholder’s tax basis in its shares, such excess would be treated as gain and taxable to the shareholder in the same manner as gain from a sale of Fund shares.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illi-quid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This

10	J.P. MORGAN SPECIALTY FUNDS

increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Concentration Risk. The Fund concentrates its investments in the real estate group of industries. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the real estate group of industries.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or sup-plies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Additional Risks

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value.

Initial Public Offerings (IPO) Risk. Securities issued in IPOs tend to involve greater market risk than other equity securities. IPO securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile and their purchase may involve high transaction costs.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the out-standing ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s invest-ment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership inter-ests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/ Return Summary” and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of the Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which the Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Fund and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for the Fund. JPMorgan and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

MAY 1, 2016	11

More About the Fund (continued)

While the Fund is engaged in a temporary defensive position, it may not meet its investment objectives. These investments may be inconsistent with the Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

12	J.P. MORGAN SPECIALTY FUNDS

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

SCR&M is the investment adviser for the Fund and makes day-to-day investment decisions for the Fund. SCR&M performs its responsibilities subject to the supervision of, and policies established by, the trustees of the Trust. In addition, SCR&M provides investment advisory services related to real estate investments to other registered investment companies and other advisory clients. SCR&M is a direct wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. SCR&M is located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603.

During the most recent fiscal year ended 12/31/15, SCR&M was paid management fees of 0.60% as a percentage of the Fund’s average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal period ending December 31.

The Portfolio Managers

The Fund is managed by portfolio managers teamed with research analysts. The team meets regularly to discuss industry conditions and trends, individual stocks, the market and the economy. The research analysts provide in-depth industry analysis and recommendations, while portfolio managers determine strategy, industry weightings, Fund holdings and cash positions. Anthony R. Manno Jr., Kenneth D. Statz and Kevin W. Bedell are the portfolio managers to the Fund.

Mr. Manno is the CEO, President and Chief Investment Officer of SCR&M. Prior to joining the firm in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Statz is a Managing Director and Senior Market Strategist of SCR&M where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining the firm in 1995, Mr. Statz was a Vice President in the Investment Research Department for Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Mr. Bedell is a Managing Director of SCR&M where he directs the investment analysis team. Prior to joining the firm in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Fund’s Administrator

J.P. Morgan Investment Management Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each J.P. Morgan Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class C and Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an indirect, wholly owned subsidiary of JPMorgan Chase.

Additional Compensation to Financial Intermediaries

The adviser, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of

MAY 1, 2016	13

The Fund’s Management and Administration (continued)

their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. The adviser and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

14	J.P. MORGAN SPECIALTY FUNDS

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the share class most appropriate for you and decide how much you want to invest. The Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

MAY 1, 2016	15

Investing with J.P. Morgan Funds (continued)

	Class A	Class C	Select
Eligibility[1]	May be purchased by the general public	May be purchased by the general public

Limited to certain investors, including:

•  Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•  Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers; and

•  Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the Fund.[2]

Minimum Investment[1,3,4]	$1,000 for the Fund or $50, if establishing a Systematic Investment Plan	$1,000 for the Fund or $50, if establishing a Systematic Investment Plan

$1,000,000 — An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 – Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Fund[2] or

$50 for employees, if establishing a Systematic Purchase Plan.

Minimum Subsequent Investments[1]	$50[5]	$50[5]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.
Systematic Purchase Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.

16	J.P. MORGAN SPECIALTY FUNDS

	Class A	Class C	Select
Systematic Redemption Plan	Yes	Yes	No except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the Funds.
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 5.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

On purchases of $1 million or more:

• 1.00% on redemptions made within 12 months after purchase.

• 0.50% on redemptions made between 12 and 18 months after purchase.

Waived under certain circumstances.

		• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.
Redemption Fee	None	None	None
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Select Class Shares have lower fees than Class A and Class C Shares.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.

[1]

Financial Intermediaries or other organizations making the Fund available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

[2]

May also be purchased directly from the Fund by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds
•	JPMorgan Chase and its subsidiaries and affiliates
[3]

Investment minimums may be waived for certain types of Group Retirement Plans (as defined in the glossary), as well as for certain fee-based programs. The Fund reserves the right to waive any initial or subsequent investment minimum.

MAY 1, 2016	17

Investing with J.P. Morgan Funds (continued)

[4]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.
[5]	Minimum subsequent investment for Systematic Purchase Plans established before 3/1/15 was $25.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Fund. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the Fund, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finders fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $50,000	5.25	5.54	4.75	0.00
$50,000 to $99,999	4.50	4.71	4.05	0.00
$100,000 to $249,999	3.50	3.63	3.05	0.00
$250,000 to $499,999	2.50	2.56	2.05	0.00
$500,000 to $999,999	2.00	2.04	1.60	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
$1,000,000 to $3,999,999	0.00	0.00	1.00	0-12 months — 1.00% 12-18 months — 0.50%
$4,000,000 to $9,999,999	0.00	0.00	0.75
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.
[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

18	J.P. MORGAN SPECIALTY FUNDS

Finder’s Fee Schedule for Defined Contribution Plans

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	1.00	0.00
$4,000,000 to $9,999,999	0.00	0.00	0.75	0.00
$10,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months —1.00%

Select Class Shares

There is no sales charge, commission or CDSC associated with Select Class Shares.

Reducing Your Class A Sales Charges

The Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase. The amount of the sales charge will be calculated based on the market value of your qualifying holdings as of the last calculated NAV prior to your investment.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund or your Financial Intermediary, and you must inform your Financial Intermediary or the Fund that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the Fund or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

MAY 1, 2016	19

Investing with J.P. Morgan Funds (continued)

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Select Class and Institutional Class Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the Fund if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Fund’s other share classes.

20	J.P. MORGAN SPECIALTY FUNDS

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Group Retirement Plans which are employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the Group Retirement Plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGH’s, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of an financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.	That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

MAY 1, 2016	21

Investing with J.P. Morgan Funds (continued)

To keep your CDSC as low as possible, the Fund will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with the fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.	If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.	Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.	That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which the Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.	Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at new asset value during a defined time period.

1.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.	There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

22	J.P. MORGAN SPECIALTY FUNDS

Rule 12b–1 Fees

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Select Class	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Shareholder Servicing

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of the Fund).

Class	Shareholder Servicing Fee
Class A	0.25%
Class C	0.25%
Select Class	0.25%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

PURCHASING FUND SHARES

You may purchase shares directly from the Fund through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

MAY 1, 2016	23

Investing with J.P. Morgan Funds (continued)

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Fund is open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by the Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“NYSE Close”), on a day the Fund is open for business, will be effected at that day’s NAV. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Fund prior to such time as agreed upon by the Fund and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of the Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Fund, see the information below.

HOW TO PURCHASE
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks.

24	J.P. MORGAN SPECIALTY FUNDS

HOW TO PURCHASE
	Opening a New Account	Purchasing into an Existing Account

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]	The Fund currently does not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Fund and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number

MAY 1, 2016	25

Investing with J.P. Morgan Funds (continued)

or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Fund.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class A Shares of the Fund may be exchanged for:

• Class A Shares of another J.P. Morgan Fund,

• Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund beginning 10/1/16), or

• Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of the Fund may also be exchanged for:

• Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund beginning 10/1/16). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

• Select Class or Institutional Class Shares, if available, of the same fund (except any of the J.P. Morgan money market funds) provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Select Class Shares of the Fund may be exchanged for:

• Select Class Shares of another J.P. Morgan Fund, or

• Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of the Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of the Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

26	J.P. MORGAN SPECIALTY FUNDS

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of the Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of a Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

MAY 1, 2016	27

Investing with J.P. Morgan Funds (continued)

HOW TO REDEEM
Systematic Redemption Plan[2] Note: The Fund currently does not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

• Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

• Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 30 days.
[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Fund’s transfer agent or the Fund), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of the Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Fund, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Fund and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

28	J.P. MORGAN SPECIALTY FUNDS

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Select Class accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Fund identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example,

MAY 1, 2016	29

Investing with J.P. Morgan Funds (continued)

when the Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund’s own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. As a result, the Fund is often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Fund.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Fund will be able to effectively identify and eliminate market timing and abusive trading in the Fund particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Fund’s market timing policies and restrictions as uniformly as practicable to accounts with the Fund, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of the Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

30	J.P. MORGAN SPECIALTY FUNDS

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within the Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

MAY 1, 2016	31

Investing with J.P. Morgan Funds (continued)

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, at least quarterly. The Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

32	J.P. MORGAN SPECIALTY FUNDS

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investments in certain debt obligations, mortgage-backed securities, derivative instruments and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. The Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives, if any, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

MAY 1, 2016	33

Investing with J.P. Morgan Funds (continued)

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Fund may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for the Fund have delegated the authority to vote proxies for securities owned by the Fund to the applicable investment adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month.

34	J.P. MORGAN SPECIALTY FUNDS

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

The Fund will post these quarterly schedules on J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.

The Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

MAY 1, 2016	35

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that the Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from the Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by the Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

36	J.P. MORGAN SPECIALTY FUNDS

This Page Intentionally Left Blank.

MAY 1, 2016	37

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for each share class for the past fiscal period. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Return of capital	Total distributions
Class A
Year Ended December 31, 2015	$18.32	$0.30	(f)	$0.47 (g)	$0.77		$(0.35)	$(0.64)	$—	$(0.99)
Year Ended December 31, 2014	15.70	0.31	(f)	3.05	3.36		(0.29)	(0.45)	—	(0.74)
Year Ended December 31, 2013	16.36	0.29	(f)	(0.21)	0.08		(0.28)	(0.44)	(0.02)	(0.74)
Year Ended December 31, 2012	14.98	0.34	(f)	1.62	1.96		(0.29)	(0.29)	—	(0.58)
August 31, 2011 (h) through December 31, 2011	15.00	0.35	(f)	(0.23)	0.12		(0.10)	— (i)	(0.04)	(0.14)

Class C
Year Ended December 31, 2015	18.32	0.22	(f)	0.44 (g)	0.66		(0.26)	(0.64)	—	(0.90)
Year Ended December 31, 2014	15.70	0.24	(f)	3.04	3.28		(0.21)	(0.45)	—	(0.66)
Year Ended December 31, 2013	16.37	0.22	(f)	(0.22)	—	(i)	(0.21)	(0.44)	(0.02)	(0.67)
Year Ended December 31, 2012	15.00	0.25	(f)	1.62	1.87		(0.21)	(0.29)	—	(0.50)
August 31, 2011 (h) through December 31, 2011	15.00	0.11	(f)	(0.01)	0.10		(0.06)	— (i)	(0.04)	(0.10)

Select
Year Ended December 31, 2015	18.36	0.34	(f)	0.47 (g)	0.81		(0.39)	(0.64)	—	(1.03)
Year Ended December 31, 2014	15.72	0.35	(f)	3.07	3.42		(0.33)	(0.45)	—	(0.78)
Year Ended December 31, 2013	16.38	0.33	(f)	(0.21)	0.12		(0.32)	(0.44)	(0.02)	(0.78)
Year Ended December 31, 2012	15.00	0.41	(f)	1.59	2.00		(0.33)	(0.29)	—	(0.62)
August 31, 2011 (h) through December 31, 2011	15.00	0.19	(f)	(0.05)	0.14		(0.10)	— (i)	(0.04)	(0.14)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Calculation of net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2011.
(k)	The net investment income (loss) ratios for Class A and Select Class are disproportionate due to the timing of shareholder capital transactions and when the Fund earned income over the period.
(l)	Ratios are disproportionate amoung the classes due to the size of net assets and fixed expenses.

38	J.P. MORGAN SPECIALTY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$18.10	4.38%	$6,232	1.17%		1.66%		1.47%		85%
18.32	21.54	6,177	1.16		1.75		1.45		76
15.70	0.46	4,270	1.17		1.75		1.56		106
16.36	13.14	3,867	1.17		2.11		2.33		74
14.98	0.83	2,548	1.18	(j)	7.03	(j)(k)	5.74	(j)(l)	8

18.08	3.79	448	1.67		1.23		2.12		85
18.32	21.00	356	1.66		1.38		1.96		76
15.70	(0.04)	88	1.67		1.30		2.05		106
16.37	12.53	57	1.67		1.56		2.90		74
15.00	0.69	50	1.68	(j)	2.29	(j)	11.12	(j)(l)	8

18.14	4.61	51,412	0.92		1.86		1.19		85
18.36	21.91	63,028	0.91		1.99		1.20		76
15.72	0.69	44,340	0.92		1.98		1.31		106
16.38	13.42	41,370	0.92		2.53		1.91		74
15.00	0.97	7,249	0.93	(j)	3.82	(j)(k)	9.39	(j)(l)	8

MAY 1, 2016	39

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

©JPMorgan Chase & Co., 2016. All rights reserved. July 2016. PR-SCUSCRESACS-516-2

Prospectus

J.P. Morgan Specialty Funds

Class R5 & Class R6 Shares

May 1, 2016, as supplemented July 1, 2016

Security Capital U.S. Core Real Estate Securities Fund

Class/Ticker: R5/CEEFX; R6/CEERX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Security Capital U.S. Core Real Estate Securities Fund

Class/Ticker: R5/CEEFX; R6/CEERX

What is the goal of the Fund?

The Fund seeks a risk-adjusted total return over the long term by investing primarily in real estate securities.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R5	Class R6
Management Fees	0.60%	0.60%
Distribution (Rule 12b-1) Fees	NONE	NONE
Other Expenses	1.36	0.32
Shareholder Service Fees	0.05	NONE
Remainder of Other Expenses	1.31¹	0.32
Acquired Fund Fees and Expenses	0.01	0.01

Total Annual Fund Operating Expenses	1.97	0.93
Fee Waivers and Expense Reimbursements²	(1.24)	(0.25)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement²	0.73	0.68

1	“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

2	The Fund’s administrator and distributor have each contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.73% and 0.68% of the average daily net assets of Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund’s shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 4/30/17, at which time the administrator, distributor and/or shareholder servicing agent will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 4/30/17, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	75	498	947	2,196
CLASS R6 SHARES ($)	69	271	490	1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund combines securities of publicly traded real estate companies from all capital tranches: common stock, preferred stock (perpetual, convertible and trust preferred), convertible securities and senior unsecured debt, seeking to generate returns over the long-term approximating a direct “core” real estate portfolio with lower volatility than a portfolio consisting entirely of common equity of real estate investment trusts (REITs). A “core” real estate portfolio generally includes well-leased, high-quality properties that historically have had more stable returns. REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. The majority of the Fund’s investments will be in securities of REITs.

JULY 1, 2016	1

Security Capital U.S. Core Real Estate Securities Fund (continued)

“Risk-adjusted total return” in the Fund’s investment objective considers the total return and pricing volatility of an investment. Total return includes income and capital appreciation.

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in securities of publicly traded real estate companies operating in the United States. “Assets” means net assets, plus the amount of borrowings for investment purposes. A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or that has at least 50% of its assets invested in such real estate) and includes REITs. An issuer of a security will be deemed to be operating in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.

Under normal circumstances, the Fund intends to allocate investments across securities of publicly traded real estate companies and cash as follows:

•	25-75% common stock
•	25-75% senior securities and cash
•	perpetual preferred stock
•	trust preferred securities
•	convertible securities
•	senior unsecured debt
•	cash and cash equivalents (0-20%)

Subject to the Fund’s policy of investing at least 80% of its Assets in securities of publicly traded real estate companies operating in the United States, the Fund’s adviser may periodically increase or decrease the Fund’s investment allocations to reflect the relative attractiveness of each type of investment.

Equity securities in which the Fund may primarily invest include common stocks, preferred stocks (perpetual, convertible and trust preferred), rights or warrants to purchase common stocks and convertible securities of publicly traded real estate companies. Trust preferred securities, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent, are hybrid securities with characteristics of both subordinated debt and preferred stock. The debt securities in which the Fund may primarily invest include senior unsecured debt of publicly traded real estate companies, which may be high yield securities. The Fund does not invest in real estate directly or in private real estate companies. The equity and debt securities purchased by the Fund may include securities not registered under the Securities Act of 1933, such as Rule 144A securities.

The Fund may also invest up to 20% of its Assets in cash and cash equivalents including U.S. Government obligations and securities.

The Fund concentrates its investments in the real estate group of industries. This means that, under normal circumstances, the Fund will invest more than 25% of its total assets in the real estate group of industries.

The Fund is non-diversified.

Investment Process: In selecting securities for the Fund, the Fund’s investment adviser, Security Capital Research & Management Incorporated (SCR&M or the adviser), focuses on three fundamental research disciplines that it believes play important roles in the pricing of real estate companies: (1) real estate research, (2) company analysis, and (3) market strategy. SCR&M is a direct wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

Real Estate Research. Real estate research focuses on understanding the market pressures and factors that affect rent growth, occupancy and development. The adviser also considers future supply and demand trends for property types in various markets and the relative impact for different companies.

Individual Company Analysis. The adviser also focuses on analyzing individual real estate companies and modeling their cash flow potential. Such analysis includes an assessment of the company’s assets, operating team and strategies.

Market Strategy. The adviser focuses on establishing appropriate cost-of-capital thresholds for evaluating real estate companies. This effort requires consideration of the risks underlying the securities as well as the appetite for and pricing of risk in the broader equity and capital markets.

Integrating these three research disciplines, the adviser assesses existing and potential portfolio holdings with the objective of constructing an attractive portfolio for the Fund in terms of both risk and return. The adviser sells securities when the target price has been achieved or market conditions have given rise to a shift in underlying cash flow valuation assumptions, thereby shifting the target price, or when other investments offer a more attractive risk/return.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

2	J.P. MORGAN SPECIALTY FUNDS

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, the value of your investment in the Fund decreases in value.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Distributions to holders of preferred securities are typically paid before any distributions are paid to holders of common stock. However, preferred securities may include provisions that permit the issuer, at its discretion, to defer paying distributions. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Preferred securities generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods. Preferred securities, in certain instances, may be redeemed by the issuer prior to a specified date, which may negatively impact the return of the security held by the Fund. Preferred securities may be highly sensitive to changes in long-term interest rates and/or changes in underlying issuer credit since preferred securities generally do not have a maturity date. In addition, the preferred securities the Fund invests in may be rated below investment grade, which could increase their risks.

Corporate Debt Securities Risk. Corporate debt securities may include bonds and other debt securities of issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Unsecured debt has a greater risk of default than secured debt, particularly during periods of deteriorating economic conditions. In addition, unsecured debt is subject to greater risk of non-payment in the event of default than secured debt because unsecured debt does not provide for recourse to collateral.

Interest Rate and Credit Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Given the historically low interest rate environment, risks associated with rising rates are heightened. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities Risk. The Fund may invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies which may be highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for such securities. The market price of these securities can change

JULY 1, 2016	3

Security Capital U.S. Core Real Estate Securities Fund (continued)

suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. In addition, the convertible securities the Fund invests in may be rated below investment grade, which could increase their risks.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Tax Risk. REITs and other investment vehicles in which the Fund may invest are subject to complicated Internal Revenue Code rules. The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts and non-U.S. taxpayers. The Fund is subject to the risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

The Fund may distribute amounts to shareholders in excess of its earnings, resulting in a return of capital. Such distributions are not currently taxable to shareholders; instead, any such distributions would reduce a shareholder’s tax basis in its shares, resulting in an increased gain, or decreased loss, on a later redemption or other taxable disposition of such shares. Should any such distributions exceed a shareholder’s tax basis in its shares, such excess would be treated as gain and taxable to the shareholder in the same manner as gain from a sale of Fund shares.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Concentration Risk. The Fund concentrates its investments in the real estate group of industries. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the real estate group of industries.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

4	J.P. MORGAN SPECIALTY FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied over the past four calendar years. The table shows the average annual total returns for the past one year and the life of the Fund. The table compares that performance to the Wilshire US Real Estate Securities Index and the Barclays Investment Grade REIT Index, each a broad-based securities market index, the U.S. Core Real Estate Securities Composite Benchmark, a customized benchmark and the Lipper Real Estate Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the fees and expenses of the mutual funds included in the index. The U.S. Core Real Estate Securities Composite Benchmark is a composite benchmark of unmanaged indexes that includes 60% Wilshire US Real Estate Securities Index, 10% Wells Fargo Hybrid and Preferred Securities REIT Index and 30% Barclays Investment Grade REIT Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2014	8.58%
Worst Quarter	2nd quarter, 2015	-6.22%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Life of Fund (since 8/31/11)
CLASS R5 SHARES
Return Before Taxes	4.77%	9.50%
Return After Taxes on Distributions	2.85	7.80
Return After Taxes on Distributions and Sale of Fund Shares	3.36	6.83
CLASS R6 SHARES
Return Before Taxes	4.89	9.57
Wilshire US Real Estate Securities Index	4.81	12.97
(Reflects No Deduction for Fees, Expenses, or Taxes)
Barclays Investment Grade REIT Index	1.44	5.09
(Reflects No Deduction for Fees, Expenses, or Taxes)
U.S. Core Real Estate Securities Composite Benchmark	4.12	10.30
(Reflects No Deduction for Fees, Expenses, or Taxes)
Lipper Real Estate Funds Index	2.86	11.70
(Reflects No Deduction for Taxes)

After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Security Capital Research & Management Incorporated.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Anthony R. Manno Jr.	2011	President
Kenneth D. Statz	2011	Managing Director
Kevin W. Bedell	2011	Managing Director

JULY 1, 2016	5

Security Capital U.S. Core Real Estate Securities Fund (continued)

Purchase and Sale of Fund Shares

Purchase minimums

There is no minimum or maximum purchase requirements with

respect to Class R5 Shares.

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors $5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no minimum investment for other eligible investors.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	J.P. MORGAN SPECIALTY FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund combines securities of publicly traded real estate companies from all capital tranches: common stock, preferred stock (perpetual, convertible and trust preferred), convertible securities and senior unsecured debt, seeking to generate returns over the long-term approximating a direct “core” real estate portfolio with lower volatility than a portfolio consisting entirely of common equity of real estate investment trusts (REITs). A “core” real estate portfolio generally includes well-leased, high-quality properties that historically have had more stable returns. REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. The majority of the Fund’s investments will be in securities of REITs.

“Risk-adjusted total return” in the Fund’s investment objective considers the total return and pricing volatility of an investment. Total return includes income and capital appreciation.

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in securities of publicly traded real estate companies operating in the United States. “Assets” means net assets, plus the amount of borrowings for investment purposes. A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or that has at least 50% of its assets invested in such real estate) and includes REITs. An issuer of a security will be deemed to be operating in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.

Under normal circumstances, the Fund intends to allocate investments across securities of publicly traded real estate companies and cash as follows:

•	25-75% common stock
•	25-75% senior securities and cash
•	perpetual preferred stock
•	trust preferred securities
•	convertible securities
•	senior unsecured debt
•	cash and cash equivalents (0-20%)

Subject to the Fund’s policy of investing at least 80% of its Assets in securities of publicly traded real estate companies operating in the United States, the Fund’s adviser may periodically increase or decrease the Fund’s investment allocations to reflect the relative attractiveness of each type of investment.

Equity securities in which the Fund may primarily invest include common stocks, preferred stocks (perpetual, convertible and trust preferred), rights or warrants to purchase common stocks and convertible securities of publicly traded real estate companies. Trust preferred securities, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent, are hybrid securities with characteristics of both subordinated debt and preferred stock. The debt securities in which the Fund may primarily invest include senior unsecured debt of publicly traded real estate companies, which may be high yield securities. The Fund does not invest in real estate directly or in private real estate companies. The equity and debt securities purchased by the Fund may include securities not registered under the Securities Act of 1933, such as Rule 144A securities.

The Fund may also invest up to 20% of its Assets in cash and cash equivalents including U.S. Government obligations and securities.

The Fund concentrates its investments in the real estate group of industries. This means that, under normal circumstances, the Fund will invest more than 25% of its total assets in the real estate group of industries.

The Fund is non-diversified.

Investment Process: In selecting securities for the Fund, the Fund’s investment adviser, Security Capital Research & Management Incorporated (SCR&M or the adviser), focuses on three fundamental research disciplines that it believes play important roles in the pricing of real estate companies: (1) real estate research, (2) company analysis, and (3) market strategy. SCR&M is a direct wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

Real Estate Research. Real estate research focuses on understanding the market pressures and factors that affect rent growth, occupancy and development. The adviser also considers future supply and demand trends for property types in various markets and the relative impact for different companies.

Individual Company Analysis. The adviser also focuses on analyzing individual real estate companies and modeling their cash flow potential. Such analysis includes an assessment of the company’s assets, operating team and strategies.

Market Strategy. The adviser focuses on establishing appropriate cost-of-capital thresholds for evaluating real estate companies. This effort requires consideration of the risks underlying the securities as well as the appetite for and pricing of risk in the broader equity and capital markets.

Integrating these three research disciplines, the adviser assesses existing and potential portfolio holdings with the objective of constructing an attractive portfolio for the Fund in terms of both risk and return. The adviser sells securities when the target price has been achieved or market conditions have given rise to a shift in underlying cash flow valuation assumptions, thereby shifting the target price, or when other investments offer a more attractive risk/return.

JULY 1, 2016	7

More About the Fund (continued)

The Fund will invest primarily in equity and debt securities of publicly traded real estate companies, including REITs, as described above. These investments may include:

•	common stock

•	preferred stock (perpetual, convertible and trust preferred)

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

•	senior unsecured debt

The Fund may also invest in cash and cash equivalents, U.S. government obligations and securities and affiliated money market funds.

In addition, the debt securities in which the Fund invests may be high yield securities.

Although not a main strategy, the Fund may also purchase equity securities in initial public offerings.

The Fund may utilize these investment strategies to a greater or lesser degree.

The Fund will invest more than 25% of its Assets under normal circumstances in the real estate group of industries.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy above.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described in the “Risk/Return Summary” or in this section, but which are described in the Statement of Additional Information.

Main Risks

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

In addition, certain of the companies in which the Fund intends to invest may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties, including the risks that financing, if needed, may not be available on favorable terms for development projects, that construction may not be completed on schedule (resulting in increased debt service expense and construction costs), that estimates of the costs of construction may prove to be inaccurate and that properties may not be leased, rented or operated on profitable terms and therefore will fail to perform in accordance with expectations. As a result, the value of the Fund’s investment may decrease in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a

8	J.P. MORGAN SPECIALTY FUNDS

company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses the amount paid, if any, for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

•

Deferral: Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income;

•	Liquidity: Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities;

•

Limited Voting Rights: Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, which have characteristics of both subordinated debt and preferred stock, holders generally have no voting rights, except if the issuer fails to pay dividends for a specified period of time or a declaration of default occurs and is continuing;

•

Special Redemption Rights: In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund;

•

Preferred securities generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt. As a result, the value of preferred securities generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects; and

•	In the case of trust preferred securities, the value of the trust preferred securities tends to decline as interest rates rise.

Corporate Debt Securities Risk. Corporate debt securities may include bonds and other debt securities of issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Unsecured debt has a greater risk of default than secured debt, particularly during periods of deteriorating economic conditions. In addition, unsecured debt is subject to greater risk of non-payment in the event of default than secured debt because unsecured debt does not provide for recourse to collateral.

Interest Rate and Credit Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Given the historically low interest rate environment, risks associated with rising rates are heightened. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

High Yield Securities Risk. The Fund may invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies which may be highly leveraged, less creditworthy or financially distressed. Noninvestment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for such securities. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

JULY 1, 2016	9

More About the Fund (continued)

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. In addition, the convertible securities the Fund invests in may be rated below investment grade, which could increase their risks.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Tax Risk. REITs and other investment vehicles in which the Fund may invest are subject to complicated Internal Revenue Code rules. The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts and non-U.S. taxpayers. The Fund is subject to the risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also, the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

The Fund may distribute amounts to shareholders in excess of its earnings, resulting in a return of capital. Such distributions are not currently taxable to shareholders; instead, any such distributions would reduce a shareholder’s tax basis in its shares, resulting in an increased gain, or decreased loss, on a later redemption or other taxable disposition of such shares. Should any such distributions exceed a shareholder’s tax basis in its shares, such excess would be treated as gain and taxable to the shareholder in the same manner as gain from a sale of Fund shares.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as a Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Concentration Risk. The Fund concentrates its investments in the real estate group of industries. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the real estate group of industries.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the

10	J.P. MORGAN SPECIALTY FUNDS

extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Additional Risks

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value.

Initial Public Offerings (IPO) Risk. Securities issued in IPOs tend to involve greater market risk than other equity securities. IPO securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile and their purchase may involve high transaction costs.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/ Return Summary” and the Statement of Additional Information.

CONFLICTS OF INTEREST

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to the Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of the Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which the Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Fund and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for the Fund. JPMorgan and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objectives. These investments may be inconsistent with the Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

JULY 1, 2016	11

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

SCR&M is the investment adviser for the Fund and makes day-to-day investment decisions for the Fund. SCR&M performs its responsibilities subject to the supervision of, and policies established by, the trustees of the Trust. In addition, SCR&M provides investment advisory services related to real estate investments to other registered investment companies and other advisory clients. SCR&M is a direct wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. SCR&M is located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603.

During the most recent fiscal year ended 12/31/15, SCR&M was paid management fees, of 0.60% as a percentage of the Fund’s average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal period ended December 31.

The Portfolio Managers

The Fund is managed by portfolio managers teamed with research analysts. The team meets regularly to discuss industry conditions and trends, individual stocks, the market and the economy. The research analysts provide in-depth industry analysis and recommendations, while portfolio managers determine strategy, industry weightings, Fund holdings and cash positions. Anthony R. Manno Jr., Kenneth D. Statz and Kevin W. Bedell are the portfolio managers to the Fund. Mr. Manno is the CEO, President and Chief Investment Officer of SCR&M. Prior to joining the firm in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Statz is a Managing Director and Senior Market Strategist of SCR&M where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining the firm in 1995, Mr. Statz was a Vice President in the Investment Research Department for Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Mr. Bedell is a Managing Director of SCR&M where he directs the investment analysis team. Prior to joining the firm in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Fund’s Administrator

J.P. Morgan Investment Management Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each J.P. Morgan Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.05% of the average daily net assets of the Class R5 Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an indirect, wholly owned subsidiary of JPMorgan Chase.

12	J.P. MORGAN SPECIALTY FUNDS

Additional Compensation to Financial Intermediaries

The adviser, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. The adviser and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

JULY 1, 2016	13

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, expenses, dividends and distributions.

Please read this prospectus carefully, and then select the share class most appropriate for you and decide how much you want to invest. The Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Class R shares are primarily used in Group Retirement Plans. The particular Group Retirement Plan will determine the share class available to its participants.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

	Class R5	Class R6
Eligibility

May be purchased by

•  Group Retirement Plans,[1]

•  Section 529 college savings plans,

•  Current and future JPMorgan SmartRetirement and JPMorgan SmartRetirement Blend Funds, and

•  Such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

May be purchased by

•  Group Retirement Plans,[1]

•  Certain discretionary accounts at JPMIM or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager) as defined below,

•  Certain direct investors as defined below,

•  Section 529 college savings plans,

•  The JPMorgan Diversified Fund,

•  Current and future JPMorgan SmartRetirement, SmartRetirement Blend and JPMorgan Access Funds, and

•  Such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

•  Investment companies not affiliated with JPMIM.

Minimum Investment[2,3]	No minimum

$5,000,000 — Discretionary Accounts.

$15,000,000 — Direct Investors.

Accounts cannot be aggregated to meet the initial minimum investment. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

Minimum Subsequent Investments	No minimum	No minimum
Distribution (12b-1) Fee	None	None
Shareholder Service Fee	0.05% of the average daily net assets.	None
Redemption Fee	None	None

[1]	For more information about eligible Group Retirement Plans, see “Group Retirement Plans” below.
[2]

Financial Intermediaries or other organizations making the Fund available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

[3]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.

14	J.P. MORGAN SPECIALTY FUNDS

Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent.

Accounts may be opened either directly with the Fund’s transfer agent or through Financial Intermediaries. If you have questions about eligibility, please call 1-800-480-4111.

•	Class R5 and Class R6 Shares are not subject to Rule 12b-1 fees.

•	Class R6 Shares have lower annual expense ratios than other share class, as the Class R6 Shares have no ongoing shareholder service fees.

•

The Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

Group Retirement Plans

The only retirement plans that are eligible to purchase Class R5 and Class R6 Shares are employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R5 and Class R6 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

There is no minimum investment requirement for Group Retirement Plans, Section 529 college savings plans and eligible investments by other J.P. Morgan Funds or unaffiliated investment companies.

Discretionary Accounts

Class R6 Shares may also be purchased by an account for an investor:

1.	Whose investments in the Fund are made and directed on their behalf by investment representatives at the Investment Manager pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account), and

2.	Whose Discretionary Account’s initial investment in the Fund is at least $5,000,000. Accounts cannot be aggregated to meet the initial minimum.

Direct Investors

Class R6 Shares also may be purchased by individuals, institutions, trusts, and foundations whose:

1.	Account is not held for the benefit of multiple underlying, unrelated investors, and

2.	Initial investment in the Fund is at least $15,000,000. Accounts cannot be aggregated to meet the initial minimum.

College Savings Plans

To be eligible to invest in Class R5 and Class R6 Shares, Section 529 college savings plans must hold their shares through plan level or omnibus accounts held on the books of the Fund.

FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services.

To obtain information, visit www.jpmorganfunds.com or call 1-800-480-4111.

JULY 1, 2016	15

Investing with J.P. Morgan Funds (continued)

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. The J.P. Morgan Funds will no longer enter into new Sub TA Agreements that require fee payments with respect to Class R6 Shares. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Shareholder Servicing

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of the Fund).

Class	Shareholder Servicing Fee
Class R5	0.05%
Class R6	None

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

PURCHASING FUND SHARES

You may purchase shares directly from the Fund through the Distributor or through your Financial Intermediary.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Fund is open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“NYSE Close”), on a day the Fund is open for business, will be effected at that day’s NAV. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET, if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Fund prior to such time as agreed upon by the Fund and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

16	J.P. MORGAN SPECIALTY FUNDS

If you purchase shares directly with the Fund, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE FUND
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

• J.P. Morgan Funds; or

• The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third- party checks.

By Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P. Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and

Your Account Registration

	Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.	Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.

[1]	The Fund currently does not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

JULY 1, 2016	17

Investing with J.P. Morgan Funds (continued)

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Fund and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable fees.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Fund.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class R5 Shares of the Fund may be exchanged for:

•  Class R5 Shares of another J.P. Morgan Fund,

•  Another share class of the same Fund if you are eligible to purchase that class.

Class R6 Shares of the Fund may be exchanged for:

•  Class R6 Shares of another J.P. Morgan Fund,

•  Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

18	J.P. MORGAN SPECIALTY FUNDS

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of the Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of the Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1 or wired to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online

Call us at 1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

[1]	You cannot request redemption by check to be sent to an address updated within 30 days.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Fund’s transfer agent or the Fund), minus the amount of any applicable fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of the Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

JULY 1, 2016	19

Investing with J.P. Morgan Funds (continued)

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Fund, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions for Class R6 Shares using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Fund and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

If your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account. Before this action is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

Closings, Reorganizations and Liquidations

To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

20	J.P. MORGAN SPECIALTY FUNDS

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Fund identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when the Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund’s own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. As a result, the Fund is often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Fund.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Fund will be able to effectively identify and eliminate market timing and abusive trading in the Fund particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Fund’s market timing policies and restrictions as uniformly as practicable to accounts with the Fund, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

JULY 1, 2016	21

Investing with J.P. Morgan Funds (continued)

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of the Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share. This is also known as the offering price. Shares are also redeemed at NAV. The NAV of each class within the Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

22	J.P. MORGAN SPECIALTY FUNDS

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/ dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET, if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, at least quarterly. The Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income.

JULY 1, 2016	23

Investing with J.P. Morgan Funds (continued)

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investments in certain debt obligations, mortgage-backed securities, derivative instruments and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. The Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives, if any, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

24	J.P. MORGAN SPECIALTY FUNDS

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO). Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for the Fund have delegated the authority to vote proxies for securities owned by the Fund to the applicable investment adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month.

JULY 1, 2016	25

Investing with J.P. Morgan Funds (continued)

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

The Fund will post these quarterly schedules on J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.

The Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

26	J.P. MORGAN SPECIALTY FUNDS

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that the Fund has sold at a profit, minus any realized losses.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by the Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R5 and Class R6 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared.

Wire — refers to a method used for payment or redemptions. While J.P. Morgan Funds does not charge to send a wire, your bank may charge a fee for this service.

JULY 1, 2016	27

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for each share class for the past fiscal period. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Class R5
Year Ended December 31, 2015	$18.38	$0.38	(f)	$0.46 (g)	$0.84	$(0.43)	$(0.64)	$—	$(1.07)
Year Ended December 31, 2014	15.73	0.38	(f)	3.08	3.46	(0.36)	(0.45)	—	(0.81)
Year Ended December 31, 2013	16.39	0.37	(f)	(0.22)	0.15	(0.35)	(0.44)	(0.02)	(0.81)
Year Ended December 31, 2012	15.00	0.41	(f)	1.62	2.03	(0.35)	(0.29)	—	(0.64)
August 31, 2011 (h) through December 31, 2011	15.00	0.16	(f)	(0.02)	0.14	(0.10)	— (i)	(0.04)	(0.14)

Class R6
Year Ended December 31, 2015	18.38	0.39	(f)	0.47 (g)	0.86	(0.44)	(0.64)	—	(1.08)
Year Ended December 31, 2014	15.74	0.40	(f)	3.05	3.45	(0.36)	(0.45)	—	(0.81)
Year Ended December 31, 2013	16.39	0.43	(f)	(0.26)	0.17	(0.36)	(0.44)	(0.02)	(0.82)
Year Ended December 31, 2012	15.00	0.42	(f)	1.62	2.04	(0.36)	(0.29)	—	(0.65)
August 31, 2011 (h) through December 31, 2011	15.00	0.16	(f)	(0.02)	0.14	(0.10)	— (i)	(0.04)	(0.14)
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Calculation of net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2011.
(k)	Ratios are disproportionate among the classes due to the size of net assets and fixed expenses.

28	J.P. MORGAN SPECIALTY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$18.15	4.77%	$23	0.72%		2.03%		1.79%		85%
18.38	22.17	71	0.71		2.17		1.00		76
15.73	0.87	58	0.72		2.18		1.11		106
16.39	13.65	57	0.72		2.52		1.94		74
15.00	1.01	50	0.73	(j)	3.24	(j)	10.27	(j)(k)	8

18.16	4.89	16,332	0.67		2.14		0.92		85
18.38	22.15	25,542	0.66		2.27		0.95		76
15.74	0.98	7,630	0.67		2.60		1.04		106
16.39	13.70	57	0.67		2.57		1.89		74
15.00	1.02	51	0.68	(j)	3.29	(j)	10.22	(j)(k)	8

JULY 1, 2016	29

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

©JPMorgan Chase & Co., 2016. All rights reserved. July 2016. PR-SCUSCRESR5R6-516-2